UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22235

AQR Funds

(Exact name of registrant as specified in charter)

Two Greenwich Plaza, 3rd Floor

Greenwich, CT 06830

(Address of principal executive offices) (Zip code)

Bradley D. Asness, Esq.

Principal and Chief Legal Officer

Two Greenwich Plaza

3rd Floor

Greenwich, CT 06830

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: 203-742-3600

Date of fiscal year end: December 31

Date of reporting period: January 1, 2010 to December 31, 2010

Item 1. Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1.)

AQR FUNDS

Annual Report

December 31, 2010

Shareholder Letter (Unaudited)

AQR GLOBAL EQUITY FUND

Cliff Asness

Managing & Founding Principal

Ronen Israel

Principal

Oktay Kurbanov

Principal

John Liew

Founding Principal

Lars Nielsen

Principal

Dear Shareholder:

Global equity markets had uneven performance in 2010. During the first half of the year, the MSCI World Index (the “Benchmark”) posted a negative return of -9.84%, followed by a rally of +23.96% in the second half of the year. For the year, the Benchmark finished up +11.76%. The year consisted of two major macro-economic themes: continuation of European debt concerns and quantitative easing policies in the US. These themes had opposite effects on the market, leading to its bumpy performance during the year. During this turbulent period, the AQR Global Equity Fund Class N shares (the “Fund”) fared well, outperforming the Benchmark by +2.07%, with a positive return of +13.83% for the year.

The Fund is actively managed, and it seeks to outperform its benchmark in three ways: by selecting stocks within each country and by using futures and forwards contracts to over and under-weight the portfolio’s exposures to each country and to each currency. In the first half of the year, the stock and currency selection strategies contributed to positive performance while the country selection strategy detracted, with the net result of modest underperformance. In the second half of the year all three strategies were positive contributors. Each of these decisions is made independently. Details on each of the strategies are provided below.

Our stock selection strategies performed well in 2010 led by strong performance in the continental European portfolio. Performance in the US and the UK was also positive, while stock selection in Japan detracted slightly for the year. 2010 was a good year for stock selection in Europe as we observed positive performance across nearly all investment themes, especially momentum. Positive performance in momentum also helped offset negative performance in valuation in the US and UK. The Japan strategy struggled early in the year hurt by poor performance of momentum factors, but contributed positively in Q4 with strong performance of the valuation signals.

Approaching the end of 2010, the portfolio was positioned overweight the industrial sector driven by attractive momentum and underweight the information technology sector due to its high valuation level.

Our stock selection strategy remains broadly diversified across over seven hundred names, with any individual position representing a small active weight against the Benchmark. The portfolio as a whole is overweight cheaper stocks with better momentum and earnings quality.

The country selection strategy detracted from performance in 2010, stemming from underperformance of the value-driven positions. Fears of European defaults made this a difficult year for value. We were overweight in the European region vs. underweight in the Asia/Pacific region. The biggest detractors for the year were our value-driven overweights in Italy and Spain, as these countries sold off during the Greek sovereign debt crisis. An underweight in Canada also detracted from performance. Supported by the rally in commodities, the Canadian equity market showed better than average performance. Momentum themes worked well in 2010, helping to offset losses from

AQR Funds	Annual Report	December 2010	2

Shareholder Letter (Unaudited)

AQR GLOBAL EQUITY FUND

value signals. Positive contributors supported by momentum were our overweight in Germany in the second half of the year, an overweight in the Netherlands and an underweight of Australia.

Our country views continue to favor European markets versus markets in the Asia/Pacific and North American regions. This reflects the value-oriented allocation in the country selection model as European markets are generally fair to cheaply valued versus other regions based on our measures. As European markets showed dispersion of returns and fundamental signals, the model adjusted accordingly. We reduced our position in Spain to a relatively small underweight. On the other hand, the model moved from a flat to an overweight position in Germany and increased its overweight in France. Price momentum drove these changes as Spain was among the worst performers in 2010, trailed only by Greece and Ireland. Germany outpaced other markets by more than 10%, while France’s performance was in line with an average global market. Strong relative momentum combined with improving macro indicators propelled these two countries to our top overweight positions by the end of the year. Additionally, the Netherlands remained one of our top three countries displaying an opportune combination of positive valuation and momentum signals. We increased our underweight in Switzerland over the past year as Swiss banks did not cheapen as much as other financials in Europe, making Switzerland more expensive on a relative basis.

The portfolio maintained underweight positions in the Asia/Pacific region. Australia’s underweight is driven by all major factor themes. This underweight benefited the model throughout the year as Australia’s equity market has showed weak relative performance. The model has maintained its value-driven underweight of Hong Kong, while Japan’s underweight has been reduced due to improvement in its price momentum signals.

In the North American region, the model has maintained a moderate underweight of Canada due to poor valuation indicators.

The currency selection strategy was a positive contributor in 2010. Notably, in a year fraught with sovereign credit concerns, carry and interest rate related themes worked well and were the top contributors to outperformance. This is partially explained by additional measures of the quantitative easing policy in the US originally announced in Q3. The accommodating policy of the Federal Reserve (“Fed”) encouraged risk taking, which provided support for carry related themes. As the model favored the high yielding Australian Dollar, the currency strategy benefited from this increase in risk appetite. The currency strategy also benefited from our significant underweight in the Euro, the worst performing currency in 2010. On a thematic level, momentum added to the outperformance, as the Australian Dollar and the Euro continued their appreciation / depreciation trends respectively. Value signals detracted from the performance for these currencies.

In the European region, we continue to dislike the Euro, which has remained our top underweight position throughout the period. The Euro position combines negative views stemming from carry, price and fundamental momentum. While the deterioration in the Euro’s price momentum was offset by improved valuations, its fundamentals worsened when Eurozone earnings were revised downwards. Interest rate predictors provided additional negative signals, as the continuing sovereign debt crisis made it less likely that Eurozone interest rates would increase in the near term. In Q1, the model moved from flat to an overweight position in the Swedish Krona, driven by a combination of fundamental momentum and value. As the year progressed, the Krona became strong on all factor themes, moving to the largest overweight position in the currency model. The Norwegian Krone overweight has remained relatively stable throughout the year, driven by a combination of fundamental momentum and interest rate related indicators. However, the weak price momentum of the Krone continues to moderate our positive view.

In the Asia/Pacific region, we remain overweight the Australian Dollar and underweight the Japanese Yen. The Aussie/Yen yield differential, as well as fundamental and valuation signals, motivates this positioning.

AQR Funds	Annual Report	December 2010	3

Shareholder Letter (Unaudited)

AQR GLOBAL EQUITY FUND

Over the second half of the year, we have assumed a meaningful underweight in the New Zealand Dollar as weak macro-economic conditions in New Zealand reduced the likelihood of future interest rate increases, making the New Zealand Dollar less attractive relative to other currencies.

In the North American region, we significantly reduced our underweight of the Canadian Dollar to a quarter of its size earlier in the year driven by significant improvement from interest rate predictors.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2010 AQR GLOBAL EQUITY FUND PERFORMANCE SINCE COMMENCEMENT OF OPERATIONS AS A MUTUAL FUND
Since Inception (12/31/09)
Fund - Class N: AQGNX	13.83%
Fund - Class I: AQGIX	14.12%
Fund - Class Y: AQGYX	14.54%
MSCI World Total Return (net of dividends) Index	11.76%

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Class N and Class I shares of the Fund are subject to a 2% redemption fee for redemptions within 60 days of purchase. Class Y shares are subject to a 0.10% redemption fee. If reflected, the redemption fee would reduce the performance quoted. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class N/I/Y shares are 1.34%, 1.04% and 0.89%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR GLOBAL EQUITY FUND VS. MSCI WORLD TOTAL RETURN VALUE OF $10,000 INVESTED ON 12/31/09

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	December 2010	4

Shareholder Letter (Unaudited)

AQR GLOBAL EQUITY FUND

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/2010 AQR GLOBAL EQUITY FUND PERFORMANCE SINCE INCEPTION OF PREDECESSOR LIMITED PARTNERSHIP
		Annualized Total Return
	YTD	1 Year	3 Year	Since Inception (06/30/2006)
Fund - Class N: AQGNX	13.83%	13.83%	-4.86%	0.25%
Fund - Class I: AQGIX	14.12%	14.12%	-4.55%	0.58%
Fund - Class Y: AQGYX	14.54%	14.54%	-4.21%	0.94%
MSCI WORLD (net of dividends) Index	11.76%	11.76%	-4.85%	1.37%

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Class N and Class I shares of the Fund are subject to a 2% redemption fee for redemptions within 60 days of purchase. Class Y shares are subject to a 0.10% redemption fee. If reflected, the redemption fee would reduce the performance quoted. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class N/I/Y shares are 1.34%, 1.04% and 0.89%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR GLOBAL EQUITY FUND VS. MSCI WORLD TOTAL RETURN INDEX VALUE OF $10,000 INVESTED ON 6/30/2006

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	December 2010	5

Shareholder Letter (Unaudited)

AQR GLOBAL EQUITY FUND

A privately offered fund managed by the Adviser was reorganized into Class Y shares of the Fund on December 31, 2009, the date the Fund commenced operations. This privately offered fund was organized in March 2006 and commenced operations in June 2006 and had an investment objective, investment policies and restrictions that were, in all material respects, the same as those of the Fund. However, the privately offered fund was not registered as an investment company under the 1940 Act. In addition, this privately offered fund was not subject to certain investment limitations, diversification requirements, liquidity requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code which, if applicable, might have adversely affected its performance. The Fund’s performance for periods prior to the commencement of operations on or about December 31, 2009 is that of the privately offered fund. The total annual fund operating expenses of the privately offered fund were lower than the Fund’s estimated total annual fund operating expense for Class N, Class I and Class Y shares during the periods presented. The Fund has restated the performance of the privately offered fund to reflect the Fund’s expenses of the Class N, I and Y shares.

AQR Funds	Annual Report	December 2010	6

Shareholder Letter (Unaudited)

AQR INTERNATIONAL EQUITY FUND

Cliff Asness

Managing & Founding Principal

Ronen Israel

Principal

Oktay Kurbanov

Principal

John Liew

Founding Principal

Lars Nielsen

Principal

Dear Shareholder:

International equity markets had uneven performance in 2010. During the first half of the year, the MSCI EAFE Index (the “Index”) posted a negative return of -13.23%, followed by a rally of +24.18% in the second half of the year. For the year, the index finished up 7.75%. The year was highlighted by two major macro-economic themes: European sovereign debt concerns and quantitative easing in the US. These themes had opposite effects on the market, leading to its bumpy performance during the year. During this period, the AQR International Equity Fund Class N shares (the “Fund”) faired well, outperforming its benchmark index by 2.65%, with a positive return of 10.40% for the year.

The Fund is actively managed, and it seeks to outperform its benchmark in three ways: by selecting stocks within each country and by using futures and forwards contracts to over-and under-weight the portfolio’s exposures to countries and currencies. In the first half of the year, the stock and currency selection strategies contributed to the performance while the country selection strategy detracted, with the net result of modest underperformance. In the second half of the year all three strategies were positive contributors. Details on each of the strategies are provided below.

Our stock selection strategies performed well in 2010 on a benchmark relative basis. The main contributor to the positive performance was the continental European portfolio. Performance in the UK portfolio was also positive, while the Japan strategy was down slightly for the year. This was a good year in Europe as we observed positive performance across nearly all investment themes, especially momentum. In the UK, positive performance in momentum (both within and across industries) offset negative performance in value. The Japan strategy struggled early in the year hurt by poor performance of momentum factors, but contributed positively in Q4 with strong performance of valuation signals.

Approaching the end of 2010, the portfolio was positioned to overweight industrials from attractive momentum, while underweight financials from unfavorable momentum.

Our stock selection strategy remains broadly diversified across over four hundred names, with any individual position representing a small active weight against the benchmark. The portfolio as a whole is overweight cheaper stocks with better momentum and earnings quality.

The country selection strategy was a negative contributor to the performance, stemming from underperformance of value-driven positions. Fears of European defaults made this a difficult year for value, which was overweight the European region vs. underweight the Asia/Pacific region. The biggest detractors for the year were our overweights in Italy and Spain, as these countries sold off during the Greek sovereign debt crisis and amid growing concerns about contagion. An underweight in Sweden was also a detractor as the country significantly outperformed as its macro-economic conditions improved. Momentum themes worked well in 2010, helping offset losses

AQR Funds	Annual Report	December 2010	7

Shareholder Letter (Unaudited)

AQR INTERNATIONAL EQUITY FUND

from value signals. Positive contributors supported by momentum were our overweight in Germany in the second half of the year, an overweight in the Netherlands, and an underweight of Australia.

Our country selection portfolio entered 2010 with an increased weighting towards European markets versus markets in the Asia/Pacific region. This reflects the value-oriented bias in the country selection model as European markets generally were priced fair to cheaply valued relative to markets in the Asia/Pacific region. We maintained this view throughout the year but the positioning within Europe changed materially as the sovereign debt crisis impacted markets differently. Dispersion in performance is reflected in the momentum components of our process. Going into the year we were substantially overweight Spain and Italy based on valuation. Both these positions were reduced over the year on the back of the relative poor performance of these markets. On the other hand, the relative outperformance and better macro economic indicators of Germany and France led us to initiate overweight positions in those countries. The Netherlands remained one of our top positions over the year based on cheap valuation combined with positive momentum signals. Offsetting the overweight positions in Europe is an underweight of Switzerland, which looks unattractive on multiple indicators, as well as a value-driven underweight of Sweden.

The portfolio was underweight equity markets in the Asia-Pacific region throughout the year. Australia’s underweight is driven by all major investment themes in our process. This underweight benefited the model throughout the year as Australia’s equity market has showed weak relative performance. The model has maintained its value-driven underweight of Hong Kong, while Japan’s underweight has been reduced due to improvement in its price momentum signals.

The currency selection strategy was a positive contributor in 2010. Remarkably, in a year fraught with sovereign credit concerns, carry and interest rate related themes performed well and were the top contributors to outperformance. This is partially explained by the additional measures of the quantitative easing policy in the US, which was originally announced in Q3. The accommodating policy of the Fed encouraged risk taking, which provided support for higher yielding currencies. As the model favored the high yielding Australian Dollar, the currency strategy benefited from this increase in risk appetite. The currency strategy also benefited from its significant underweight in the Euro, the worst performing currency in 2010. On a thematic level, momentum added to the outperformance, as the Australian Dollar and the Euro continued their appreciation / depreciation trends respectively. Value detracted from the performance. The Swiss franc was a value-driven underweight that did not perform well, as the franc showed strong performance during the year helped by its safe haven status.

In the European region, our currency views continue to dislike the euro which has remained our top underweight position throughout the period. The strong negative view on the Euro is due to a combination of relatively poor carry, price momentum and fundamental momentum. An additional important consideration is that the continuing sovereign debt crisis makes it less likely that Eurozone interest rates would increase in the near term. The year witnessed meaningful changes in the positioning of the Swiss Franc and the Swedish Krona. The flight to quality caused by the volatile European debt situation led to strong appreciation of the Franc and in the second half of the year, the currency model assumed a significant underweight in the Swiss franc based on valuation. In the first quarter of the year, the model moved from flat to an overweight position in the Swedish Krona, driven by a combination of fundamental momentum and value. As the year progressed, the Krona improved on all factor themes, moving to the largest overweight position in the currency model. The Norwegian Krone overweight has remained relatively stable throughout the year, driven by a combination of fundamental momentum and interest rate related indicators. However, the weak price momentum of the Krone is moderating the positive view.

In the Asia/Pacific region, the model continues to maintain its overweight of the Australian Dollar versus an underweight of the Japanese Yen. The Aussie/Yen yield differential, as well as fundamental and valuation signals, motivates this positioning.

AQR Funds	Annual Report	December 2010	8

Shareholder Letter (Unaudited)

AQR INTERNATIONAL EQUITY FUND

Our optimistic view is driven primarily by the opportunity for the country and currency selection strategies, while the opportunity in the stock selection strategy is about average. In country selection we see relatively extended spreads in valuation between cheap and expensive countries. For currency selection we see an unusually strong level of agreement between the valuation and carry indicators in the model – essentially indicating that we can get exposure to relatively high yielding currencies at unusually reasonable valuations. As always, we seek to maintain a highly diversified portfolio both in terms of individual positions but also in terms of the risk allocation to the three strategies.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2010 AQR INTERNATIONAL EQUITY FUND PERFORMANCE SINCE COMMENCEMENT OF OPERATIONS AS A MUTUAL FUND
	1 Year	Since 9/29/2009	Since Inception (8/28/2009)
Fund - Class N: AQINX	10.40%	9.96%	na
Fund - Class I: AQIIX	10.40%	10.10%	na
Fund - Class Y: AQIYX	10.84%	10.52%	12.82%
MSCI EAFE Index	7.75%	8.38%	10.03%

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Class N and Class I shares of the Fund are subject to a 2% redemption fee for redemptions within 60 days of purchase. Class Y shares are subject to a 0.10% redemption fee. If reflected, the redemption fee would reduce the performance quoted. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class N/I/Y shares are 1.43%, 1.13% and 0.98%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

*	Class Y shares commenced operations on 8/28/2009

AQR Funds	Annual Report	December 2010	9

Shareholder Letter (Unaudited)

AQR INTERNATIONAL EQUITY FUND

AQR INTERNATIONAL EQUITY FUND VS. MSCI EAFE INDEX VALUE OF $10,000 INVESTED ON 9/29/09

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2010 AQR INTERNATIONAL EQUITY FUND PERFORMANCE SINCE INCEPTION OF PREDECESSOR LIMITED PARTNERSHIP
	1 Year	3 Year	5 Year	Since Inception (8/1/2004)
Fund - Class N: AQINX	10.40%	-6.56%	1.79%	6.50%
Fund - Class I: AQIIX	10.40%	-6.32%	2.09%	6.82%
Fund - Class Y: AQIYX	10.84%	-6.00%	2.44%	7.19%
MSCI EAFE Index	7.75%	-7.02%	2.46%	6.78%

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Class N and Class I shares of the Fund are subject to a 2% redemption fee for redemptions within 60 days of purchase. Class Y shares are subject to a 0.10% redemption fee. If reflected, the redemption fee would reduce the performance quoted. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class N/I/Y shares are 1.43%, 1.13% and 0.98%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR Funds	Annual Report	December 2010	10

Shareholder Letter (Unaudited)

AQR INTERNATIONAL EQUITY FUND

AQR INTERNATIONAL EQUITY FUND VS. MSCI EAFE INDEX VALUE OF $10,000 INVESTED ON 8/1/2004

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

A privately offered fund managed by the Adviser was reorganized into the Class Y shares of the Fund on August 28, 2009, the date the Fund commenced operations. The Class N and Class I shares of the Fund commenced operations on September 30, 2009. This privately offered fund was organized in June 2004 and commenced operations in August 2004 and had an investment objective, investment policies and restrictions that were, in all material respects, the same as those of the Fund. However, the privately offered fund was not registered as an investment company under the 1940 Act. In addition, this privately offered fund was not subject to certain investment limitations, diversification requirements, liquidity requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code which, if applicable, might have adversely affected its performance. The performance of Class N and Class I shares for the period from August 28, 2009 to September 30, 2009 is based on the performance of the Class Y shares of the Fund, and, for all share classes, for periods prior to August 28, 2009 is based on that of the privately offered fund. The total annual fund operating expenses of the privately offered fund were lower than the Fund’s estimated total annual fund operating expenses for Class N, I and Y shares during the periods presented. Also, the Fund’s total annual fund operating expenses for Class Y shares were lower than the Fund’s estimated total annual fund operating expenses for Class N and Class I shares during the periods presented. The Fund has restated the performance of the privately offered fund and of the Class Y shares to reflect the Fund’s expenses of Class N, I and Y shares.

AQR Funds	Annual Report	December 2010	11

Shareholder Letter (Unaudited)

AQR DIVERSIFIED ARBITRAGE FUND

Ronen Israel

Principal

Mark Mitchell, Ph.D.

Founding Principal, CNH Partners

Lars Nielsen

Principal

Todd Pulvino, Ph.D.

Founding Principal, CNH Partners

Dear Shareholder:

The Diversified Arbitrage Fund returned 4.43% for the Fund’s Class N Shares during the 2010 calendar year. During the corresponding period, the Merrill Lynch 3-Month Treasury-Bill Index (the Fund’s benchmark) returned 0.13% and the S&P 500 returned 15.06%. Based on monthly return data, the Fund’s equity market beta (relative to the S&P 500) since inception (January 15, 2009) through December 31, 2010 is 0.06 and its annualized volatility is 3.3%.

Arbitrage markets were largely stable throughout the year, aside from disruptions in May when economic uncertainty increased commensurate with an increase in European sovereign risk and a worsening outlook for the global economy. Indeed, May was the only month during 2010 in which the Fund had a negative return (-1.37%) as arbitrage spreads temporarily widened.

The Fund invests in multiple arbitrage and alternative-investment strategies, and tactically allocates to various strategies based on relative attractiveness. As displayed in the Table below, strategy weights have varied throughout the past 12 months, though considerably less so than in 2009. The Fund reduced its exposure to convertible arbitrage during the year, bringing the weight in convertible arbitrage close to what we expect to be the long-term average. The Table indicates a substantial drop-off in the allocation to merger arbitrage at year-end, but this decline is largely an artifact of the consummation of mergers prior to year-end. This seasonal effect is not uncommon and is driven by firms’ desires to avoid the administrative burden (e.g. tax filings) of carrying two entities into a new fiscal year. The Fund’s allocation to merger arbitrage is expected to rebound in early 2011 as new mergers are announced. The weight in credit-related trades increased from 1% at the end of 2009 to 15% at the end of the 2010 due to numerous opportunities in short-term corporate credit. Both dual-class arbitrage and closed-end-fund arbitrage saw reductions in strategy weights, a result of declining spreads and discounts. The Table also indicates the addition of PIPEs (Private Investments in Public Entities) in the second half of 2010. PIPEs have many structures, but typically are comprised of an equity-linked security (convertible debenture, convertible preferred, or common stock) and long-lived warrants (up to five years). These deals are usually priced such that the unit (for example, common stock plus warrant) is priced at a discount to the market price of the common stock. A common trade is to purchase the unit, and over time sell the common stock. We generally continue to hold the warrant as it tends to have a substantially higher value than what can be obtained by selling in the open market.

AQR Funds	Annual Report	December 2010	12

Shareholder Letter (Unaudited)

AQR DIVERSIFIED ARBITRAGE FUND

Table of Arbitrage Strategy Weights

Long Positions By Strategy as % of Investment in Securities
	12/31/09	6/30/10	12/31/10
Convertible Arbitrage	44%	35%	38%
Merger Arbitrage	34%	34%	23%
Credit	1%	13%	15%
Dual-Class Arbitrage	12%	8%	8%
Price Pressure	4%	5%	6%
SPACs (Special Purpose Acquisition Company)	1%	1%	3%
PIPEs	0%	0%	3%
Closed-End Fund Arbitrage	5%	2%	0%
Other Arbitrage and Alternative Investment Strategies	2%	2%	4%

Notwithstanding the reduction in the allocation to the convertible arbitrage strategy, it continues to have the largest strategy weight. As discussed in detail in the 2009 year-end letter, the convertible bond market unraveled during the 2008 financial crisis causing convertible bonds to trade at significant discounts to fundamental values. As financial markets stabilized in 2009, convertible cheapness began to revert to historical levels. By the end of 2010, convertible cheapness was close to its long-term historical average. Because of the convergence of convertible bonds toward fundamental value in 2010, the convertible arbitrage strategy contributed significantly to the Fund’s positive return for the year, accounting for 34% of the total return. In the meantime, we have positioned the convertible portfolio defensively with 95% of the convertible portfolio invested in equity-sensitive convertibles, where the equity short provides a direct hedge to the long convertible bond position. Although we are still exposed to convertible bonds cheapening relative to fundamental values, these losses are generally temporary, and would be at least partially offset by an increase in realized volatility (realized volatility that is higher than expected results in increased profits) that tends to accompany cheapening episodes.1

Merger arbitrage, a well-known arbitrage strategy like convertible arbitrage, involves the purchase of shares of firms that are targets in announced mergers or reorganizations. For a merger where the consideration is the acquirer’s stock, the Fund seeks to hedge market exposure by shorting the stock of the acquiring company in an amount based on the exchange ratio specified in the merger agreement. Conditions for investing in merger arbitrage are especially attractive when deal spreads (the percentage difference between the consideration offered by the acquiring firm and the stock price of the target firm) are wide and when merger activity is robust. As deal flow began to increase during the latter part of 2009, the Fund increased its allocation to merger arbitrage to 34%. The Fund maintained a higher allocation to merger arbitrage in 2010 than in 2009, although as previously discussed, the allocation fell at year-end as a result of numerous deal closings. Merger arbitrage generated 28% of the Fund’s return during 2010 as the strategy benefited from a combination of deal spread tightening, reasonably strong deal flow, a low frequency of deal failures, and frequent increased offers. We anticipate robust deal flow in 2011 in light of increased business confidence and thus expect to maintain substantial exposure to the merger arbitrage strategy.

[1]

It is important to note that the Fund’s investment in a convertible bond is based on the cheapness of the bond relative to its fundamental value rather than on a view about the underlying stock price. Specifically, we hedge our long position and attempt to capture the cheapness of the convertible by shorting the stock of the underlying issuer, and by hedging systematic credit and interest rate risk.

AQR Funds	Annual Report	December 2010	13

Shareholder Letter (Unaudited)

AQR DIVERSIFIED ARBITRAGE FUND

As mentioned above, the Fund increased its exposure to specific short-term (average duration of 12-15 months) corporate debentures during the first half of the year, particularly in May amid heightened economic uncertainty and European sovereign risk. Historically, as we have documented using our proprietary credit database, short-dated corporate debentures, particularly in the high-yield arena, produce excess returns after accounting for systematic credit and interest rate risk. We postulate that the reason for the excess returns is that fixed-income investors often choose to exchange short-term debentures for longer-term debentures in order to generate higher-expected returns associated with bearing greater systematic credit risk. We focus on short-dated debentures issued by companies that have stable near-term cash flow and sufficient assets to retire the debenture at maturity. We view this trade as similar to a long-dated cash merger trade, but one in which the downside is contractually protected by the underlying indenture. This is not to say that the trade is absent risk. However, the systematic component of risk can be minimized due to the short-dated nature of the security. Our analysis using our proprietary database shows that the modest systematic credit and interest rate risk may be hedged at the portfolio level using credit default swaps and Treasury futures. The Fund took advantage of attractive risk-adjusted yields by selectively purchasing several short-dated corporate debentures and contemporaneously hedging credit risk and interest rate risk at the portfolio level. This strategy contributed 14% to the Fund’s return for the year.

The three strategies described above accounted for roughly 76% of the capital allocated to the Fund (based on 2010 year-end allocations), and likewise 76% of the Fund’s return in 2010. Allocations to the other strategies (dual-class arbitrage, price pressure, PIPEs, SPACs, closed-end-fund arbitrage, etc.) were relatively small on an individual basis as they offered fewer investment opportunities. These strategies contributed positively to the Fund’s return, with only one exception as dual-class arbitrage realized a reasonably small loss to the Fund.

Overall, the Fund had a successful second year. It realized a return in line with our long-term expectations, investing opportunities were good, though not great, and given our multi-strategy approach, we were able to reposition the portfolio as opportunities arose. Looking forward to 2011, we anticipate there will be several opportunities to successfully deploy capital. In particular, merger deal flow is strengthening, in light of the increased business confidence, and we are seeing good opportunities to invest in target firms with attractive deal spreads. Likewise, with the economy growing, we anticipate a pick-up in new capital issues which will lead to an increase in opportunities involving price pressure, PIPEs and SPACs. Importantly, irrespective of where the Fund deploys capital in 2011, we will continue to attempt to hedge out systematic equity, credit and interest rate risk, with the intention of out-performing the Treasury Bill benchmark return.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2010 AQR DIVERSIFIED ARBITRAGE FUND
	1 Year	Since Inception (1/15/2009)
Fund - Class N: ADANX	4.43%	6.78%
Fund - Class I: ADAIX	4.71%	7.11%
Merrill Lynch 3-Month T-Bill Index	0.13%	0.17%

Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. If reflected, the redemption fee would reduce the performance quoted.

AQR Funds	Annual Report	December 2010	14

Shareholder Letter (Unaudited)

AQR DIVERSIFIED ARBITRAGE FUND

Current performance may be lower or higher than the performance data quoted. As of the latest Prospectus, the gross expense ratios for the Class N/I shares are expected to be 2.69% and 2.46%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR DIVERSIFIED ARBITRAGE FUND VS. MERRILL LYNCH 3-MONTH T-BILL INDEX VALUE OF $10,000 INVESTED ON 1/15/09

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	December 2010	15

Shareholder Letter (Unaudited)

AQR MANAGED FUTURES STRATEGY FUND

Cliff Asness

Managing & Founding Principal

John Liew

Founding Principal

Brian Hurst

Principal

Lasse Pedersen

Principal

Yao Hua Ooi

Vice President

Dear Shareholder:

On January 6, 2011, the Managed Futures Strategy Fund celebrated its one year anniversary. From its inception date of January 6, 2010 through December 31, 2010, the Fund’s Class N shares returned +5.12% and realized an annualized volatility of 8.6%. During this same period, the Merrill Lynch 3-Month Treasury-Bill Index (the Fund’s benchmark) returned 0.13%. The S&P 500 returned 12.89% over this same period. The Fund’s assets grew to $928 MM by the end of December, reflecting strong investor demand for an actively run managed futures fund in the mutual fund space.

The Fund invests both long and short across a portfolio of futures contracts and futures-related instruments, utilizing more than 100 contracts across four major asset classes: commodities, currencies, fixed income, and equity markets. The Fund pursues a trend-following strategy, and as such, it tends to perform well when there are persistent trends in markets and suffers when there is a lack of trends or when trends reverse sharply. In 2010, the Fund realized gains in currency and fixed income markets, benefiting from a number of persistent trends, such as the weakening of the Euro and declines in government bond yields globally. Those gains were partially offset by losses in equity and commodity markets, where a number of positive trends that formed throughout the latter half of 2009 reversed during the first half of 2010.

By design, the Fund tactically changes the amount of risk it takes in pursing trends across the four major asset classes depending on the relative attractiveness of the trend-following opportunities within each asset class. The Fund will invest more in an asset class when there are perceived strong trends across many assets within that particular asset class. The Fund began the year having its largest risk allocation in equities and currencies, and ended the year with its largest risk allocation in equities and commodities.

In addition, the Fund also tactically changes the level of risk it targets depending on the strength and correlation of trends across the four asset classes. The Adviser started 2010 targeting close to 13% annualized volatility (the maximum ex-ante risk the Fund will target), as there were strong and correlated trends in equity and commodity markets following the strong performance of those markets in 2009, but reduced its overall risk target gradually over the first half of 2010 as those trends weakened. As trends picked up again in the second half of 2010 the risk target was increased, ending the year back at its maximum target. Below is a summary of the asset class risk exposures throughout 2010:

Asset Class Exposure (% of Risk Allocation)
	1/31/2010	3/31/2010	6/30/2010	9/30/2010	12/31/2010
Fixed Income	19.8%	12.5%	33.9%	21.2%	7.3%
Commodities	15.1%	17.1%	27.5%	19.0%	32.0%
Currencies	22.6%	22.6%	22.0%	26.8%	28.7%
Equities	42.5%	47.8%	16.6%	33.0%	32.0%

AQR Funds	Annual Report	December 2010	16

Shareholder Letter (Unaudited)

AQR MANAGED FUTURES STRATEGY FUND

Within each of the asset classes, the fund pursues short-term trend strategies, long-term trend strategies and over-extended trend strategies. Overall, short-term trend strategies performed well in 2010, particularly in fixed income and currency markets, where short-term trends continued in the first part of the year. Long-term trend strategies performed even better than short-term trend strategies, contributing positively in every asset class. The over-extended trend strategies detracted from performance over this period, especially in commodities, where the Fund’s long exposures were reduced on long-term overextended trend indicators. This detracted from performance in the second half of the year, as commodities experienced an extended rally.

The Fund gained 4.9% in the fixed income markets in 2010. The majority of the gains were driven by the Fund’s long positions in European and US government bonds and short-term interest rate futures for most of the year, based on both positive short-term trends and long-term trends. Yields on government bonds of most maturities declined over this period as investors turned to safe-haven assets following fears of a European sovereign debt crisis, benefiting the Fund. While this trend reversed toward the end of the year as growth expectations rose, losses were mitigated by overextended trend signals and short term trend signals which quickly reduced positions, leaving the Fund with reduced fixed income exposure at the end of the year.

The Fund lost 0.7% in equities in 2010. The majority of the losses occurred in the second quarter, as strong short and long term trends in both developed and emerging equity markets reversed sharply following fears of a European sovereign debt crisis, as well as a slowdown in global economic growth. However, the longer term trend reasserted itself in the second half of the year as increased growth expectations and the second round of quantitative easing (“QE2”) drove equities higher, offsetting most of the losses from the first half of the year.

The Fund lost 0.6% in commodities over the course of the year. While the Fund benefited from being long copper and agricultural commodities in the 4th quarter when many commodities rose on increased growth prospects, the gains were not sufficient to overcome losses suffered in energies, base metals and agricultural commodities during the 2nd quarter. During the 2nd quarter, positive short and long term trends reversed in the majority of commodity markets following fears of slower global economic growth in both developed and emerging markets.

In currencies, the Fund gained 1.5% in 2010. Much of the gains came as a result of the Fund’s short position in the Euro in the first part of the year, which profited as the Euro fell on Euro-zone worries. The fund also gained from being long the Australian Dollar, which profited as commodity linked currencies strengthened in the 4th quarter.

The Fund’s performance in 2010 highlighted the potential benefits of the Fund’s approach in diversifying across various trend indicators and asset classes. While fixed income and currencies contributed in the first half of the year, commodities and equities contributed in the second half. While overextended trend signals suffered moderate losses, trend signals performed well. We continue to pursue a risk-balanced approach in investing across the major asset classes, and trust that doing so will benefit the Fund in the long-run.

AQR Funds	Annual Report	December 2010	17

Shareholder Letter (Unaudited)

AQR MANAGED FUTURES STRATEGY FUND

SINCE INCEPTION TOTAL RETURNS AS OF 12/31/2010 AQR MANAGED FUTURES STRATEGY FUND
Since Inception (1/6/2010)
Fund - Class N: AQMNX	5.12%
Fund - Class I: AQMIX	5.41%
Merrill Lynch 3-Month T-Bill Index	0.13%

Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund generally charges 1% of redemption proceeds on shares held for 60 days or less. If reflected, the redemption fee would reduce the performance quoted. Current performance may be lower or higher than the performance data quoted. As of the latest Prospectus, the gross expense ratios for the Class N/I shares are expected to be 1.50% and 1.25%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR MANAGED FUTURES STRATEGY FUND VS. MERRILL LYNCH 3-MONTH T-BILL INDEX VALUE OF $10,000 INVESTED ON 1/6/10

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	December 2010	18

Shareholder Letter (Unaudited)

AQR RISK PARITY FUND

John Liew

Founding Principal

Brian Hurst

Principal

Michael Mendelson

Principal

Yao Hua Ooi

Vice President

Dear Shareholder:

On December 31, 2010, the AQR Risk Parity Fund completed its first quarter. From its inception date of September 30, 2010 through December 31, 2010, the Fund’s Class N shares returned +3.78% and realized an annualized volatility of 11.75%. During this same period, a 60/40 reference portfolio consisting of 60% S&P 500 Index/40% Barclays US Aggregate Index returned 5.67%. The Fund’s assets grew to $24 MM by the end of December.

The Fund invests across a wide variety of global markets, including: developed and emerging market equities, fixed income and currencies, global credit (corporate, government, and mortgage), and commodities. The Fund’s strategic allocation across these markets is determined by a risk parity approach to allocating investments – which spreads capital across the various asset classes to roughly equally balance the risk allocated to them. The balancing of risk allocation across different asset classes can create a portfolio that can potentially perform more consistently across a wider array of economic environments than portfolios which may have risk more concentrated into a specific asset class.

Starting from this strategic risk parity allocation, we then use AQR’s proprietary macroeconomic views to determine actual capital allocations across a broad array of global markets. The actual allocations represent over- and under-weights of the strategy vs. the strategic risk parity allocation. This strategy centers around building a truly diversified and risk targeted portfolio whose allocations reflect AQR’s forecasts of changes in market environments, all in an attempt to deliver higher returns at a risk level similar to that of traditional portfolios.

The Fund will remain long all of the markets in which we invest while maintaining a moderate (under 0.5 on average) beta to the stock market. Our risk parity framework centers around a core risk allocation balanced across the various types of asset classes (equity, fixed income, credit, commodities). From this core starting point, we rely on the proprietary models we use in our hedge funds, which include signals based on carry, momentum, valuation, and other important economic variables, to determine views across the various markets and apply controlled allocations away from risk parity in an attempt to take advantage of opportunities in the various markets.

The targeted annualized volatility for the fund is 10%, on average, which varies modestly over time based on our perceptions of tactical opportunities within the different asset classes we trade. Over the fourth quarter, our signals indicated an attractive environment for equities, credit and commodities, and as a result the strategy was targeting a higher level of volatility (took a more aggressive stance) than normal.

The Fund experienced gains in three out of its four major asset class buckets. Equities contributed +2.1%, the inflation-sensitive assets contributed 2.7%, the credit assets contributed 2.8%, while the nominal interest exposures lost 3.8% over the quarter.

AQR Funds	Annual Report	December 2010	19

Shareholder Letter (Unaudited)

AQR RISK PARITY FUND

In the equity bucket, the fund was tactically overweight equities in the fourth quarter on both short-term and long-term market trend signals and profited from a strong rally across both developed and emerging equity markets.

In the inflation bucket, the Fund was tactically overweight commodities in the fourth quarter based on strong macroeconomic growth indicators as well as positive market momentum, and profited from a strong rally across all commodity sectors on hopes of stronger economic growth. The Fund’s inflation-linked bond positions ended the quarter relatively flat, as losses in European linkers and Treasury Inflation-Protected Securities (“TIPS”) were offset by gains in UK linkers.

In the credit bucket, the Fund was tactically overweight high yield credit because of a strong fundamental environment for credit spreads and positive credit market momentum. In addition, the fund was overweight emerging currencies, which appreciated versus developed currencies over the quarter.

In the nominal interest rate bucket, the Fund entered the quarter being overweight bonds on strong momentum coming into the quarter, but reduced its overweight position over the quarter as yields rose and the positive momentum in the market deteriorated following the Fed’s QE2 announcement. In addition, our risk forecasts for bonds increased substantially over the quarter. Part of our risk parity approach to investing involves targeting risk levels. So, when our forecast for risk of a market increases, we generally will lower capital allocation to that market. The combination of a weaker view on fixed income and an increase in forecasted fixed income market risk led us to cut our holdings in bonds by 25% over the quarter.

This has been a good first quarter for the Fund, and we hope to continue to add value to your portfolios going forward.

AQR Funds	Annual Report	December 2010	20

Shareholder Letter (Unaudited)

AQR RISK PARITY FUND

SINCE INCEPTION TOTAL RETURNS AS OF 12/31/2010 AQR RISK PARITY FUND
Since Inception (9/30/2010)
Fund - Class N: AQRNX	3.78%
Fund - Class I: AQRIX	3.88%
Merrill Lynch 3-Month T-Bill Index	0.05%

Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund generally charges 1% of redemption proceeds on shares held for 60 days or less. If reflected, the redemption fee would reduce the performance quoted. Current performance may be lower or higher than the performance data quoted. As of the latest Prospectus, the gross expense ratios for the Class N/I shares are expected to be 1.20% and 0.95%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR RISK PARITY FUND VS. MERRILL LYNCH 3-MONTH T-BILL INDEX VALUE OF $10,000 INVESTED ON 9/30/2010

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	December 2010	21

Shareholder Letter (Unaudited)

AQR MOMENTUM FUND

Cliff Asness

Managing & Founding Principal

Jacques Friedman

Principal

Ronen Israel

Principal

Lars Nielsen

Principal

Dear Shareholder:

Despite a rocky first half of 2010, the equity markets rallied in the second half, as investors put aside European debt troubles and governments around the world continued to bolster the economy. The AQR Momentum Fund finished its first full year beating the equity markets, gaining 18.60%, while the Russell 1000 Index returned 16.10%. The Fund outperformed the Russell 1000 Growth Index, which returned 16.72%.

Most of the outperformance to the Russell 1000 Index was driven by the implied sector over/underweights that result from individual stock positions in the Fund; in other words, the Fund profited by being overweight the sectors that had previously done well and underweight those that had suffered. The Fund was overweight Consumer Discretionary throughout the year, and in the third quarter the overweight swelled to 13%, with 24% of the Fund in Consumer Discretionary names versus 11% in the Russell 1000 Index. Particularly adding to performance were internet retailers that the Fund held such as Amazon.com and Priceline.com, which both saw tremendous gains in the third quarter. In the fourth quarter, the Fund benefitted from underweights in the Healthcare sector and especially in pharmaceutical companies such as Johnson & Johnson and Abbott Labs.

Relative over/underweights within sectors played a smaller role in outperformance. Good stock selection within certain sectors such as Consumer Discretionary and Information Technology were offset by less successful exposures within Financials, particularly in the first quarter, when the Fund failed to capture the upswing of certain beaten-down financials. The Fund’s biggest single contributor to outperformance was Apple, which we were overweight throughout the year. The stock rose 53% in 2010.

The AQR Momentum Fund invests in stocks of large and mid-cap U.S. companies with positive momentum. A stock is considered to have positive momentum if it has performed well in the prior twelve months (excluding the most recent month) relative to other stocks in the Fund’s investment universe, which is comprised of the 1000 largest U.S. companies by market capitalization. The Fund is not actively managed to outperform a growth, value or core benchmark. Rather, it seeks to provide systematic exposure to stocks that share the common characteristic of positive momentum.

Note that the Fund sometimes uses derivatives, such as S&P500 E-Mini futures, to gain market exposure and equitize daily flows. The Fund’s derivatives positions in 2010 detracted about -0.90% over the year, because a larger portion of the Fund was in these positions in mid-May and late June, when markets were falling.

In summary, the AQR Momentum Fund finished its first full year delivering a strong +18.60% return.

AQR Funds	Annual Report	December 2010	22

Shareholder Letter (Unaudited)

AQR MOMENTUM FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2010 AQR MOMENTUM FUND
	1 Year	Since Inception (7/9/2009)
Fund—Class L: AMOMX	18.60%	30.90%
Russell 1000® Index	16.10%	30.88%

Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund generally charges 1% of redemption proceeds on shares held for 60 days or less. If reflected, the redemption fee would reduce the performance quoted. Current performance may be lower or higher than the performance data quoted. As of the latest Prospectus, the gross expense ratios for the Class L shares is expected to be 0.49%. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR MOMENTUM FUND VS. RUSSELL 1000® INDEX VALUE OF $10,000 INVESTED ON 7/9/09

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	December 2010	23

Shareholder Letter (Unaudited)

AQR SMALL CAP MOMENTUM FUND

Cliff Asness

Managing & Founding Principal

Jacques Friedman

Principal

Ronen Israel

Principal

Lars Nielsen

Principal

Dear Shareholder:

For US small cap stocks, while the first half of 2010 was as rocky as their large and mid-cap peers, the market rally in the second half of the year was even more pronounced. The Russell 2000 Index gained 26.85% for the year, and the AQR Small Cap Momentum Fund (the “Fund”) finished its first full year beating the market, gaining 27.69%. The Fund underperformed the Russell 2000 Growth Index, which returned 29.09%.

Outperformance relative to the Russell 2000 Index was driven both by implied sector over/underweights as well as relative over/underweights within sectors. The Fund’s overweight of Consumer Discretionary stocks during the first quarter and overweight of Energy stocks during the fourth quarter were especially profitable. In the fourth quarter, oil and gas exploration companies like Rosetta Resource and Clayton Williams were both up more than 60%, and the Fund benefitted from being overweight these names.

Relative over/underweights within sectors were also a positive contributor to outperformance. Stock selection within the Industrials sector was noteworthy, as the Fund was overweight big winners like Polypore International and underweight losing stocks like American Semiconductor.

The AQR Small Cap Momentum Fund invests in stocks of small-cap U.S. companies with positive momentum. A stock is considered to have positive momentum if it has performed well in the prior twelve months (excluding the most recent month) relative to other stocks in the investment universe, which is comprised of U.S. companies smaller than the 1000th largest and larger than the 3000th smallest company by market capitalization. The Fund is not actively managed to outperform a growth, value or core benchmark. Rather, it seeks to provide systematic exposure to stocks that share the common characteristic of positive momentum.

Note that the Fund sometimes uses derivatives, such as Russell 2000 E-Mini futures, to gain market exposure and equitize daily flows. The Fund’s derivatives positions in 2010 contributed about +0.88% to performance over the year, because it had larger positions on when the markets were rising in early December.

In summary, the AQR Small Cap Momentum Fund finished its first full year delivering a strong +27.69% return.

AQR Funds	Annual Report	December 2010	24

Shareholder Letter (Unaudited)

AQR SMALL CAP MOMENTUM FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2010 AQR SMALL CAP MOMENTUM FUND
	1 Year	Since Inception (7/9/2009)
Fund—Class L: ASMOX	27.69%	34.37%
Russell 2000® Index	26.85%	41.22%

Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund generally charges 1% of redemption proceeds on shares held for 60 days or less. If reflected, the redemption fee would reduce the performance quoted. Current performance may be lower or higher than the performance data quoted. As of the latest Prospectus, the gross expense ratios for the Class L shares is expected to be 0.65%. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR SMALL CAP MOMENTUM FUND VS. RUSSELL 2000® INDEX VALUE OF $10,000 INVESTED ON 7/9/09

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	December 2010	25

Shareholder Letter (Unaudited)

AQR INTERNATIONAL MOMENTUM FUND

Cliff Asness

Managing & Founding Principal

Jacques Friedman

Principal

Ronen Israel

Principal

Lars Nielsen

Principal

Dear Shareholder:

While global markets were up overall in 2010, performance was less stellar than the US market, having fared worse in the first half of the year. European countries most affected by the debt crisis suffered more than others. The AQR International Momentum Fund (the “Fund”) finished its first full year beating the global equity markets, returning 14.11% while the MSCI World ex-USA Index gained a modest 8.95%. The Fund outperformed the MSCI World ex-USA Growth Index, which returned 13.06%.

The Fund outperformed the broader MSCI World ex-USA Index, driven in large part by stock selection in the Energy Sector, meaning that within this sector, stocks with good momentum tended to outperform their peers. The largest contributors to outperformance were Royal Dutch Shell, in which the Fund had roughly a 2% overweight during the second half of the year, and BP, in which the Fund had about a -1.3% underweight throughout the year. BP finished down almost -23% on the year in the wake of its oil spill, while Royal Dutch was up 24%, mostly after surprisingly good earnings announcements in the fourth quarter.

To a lesser extent, the Fund also benefitted from good sector and country selection. A sector overweight in Materials contributed positively as the fund was heavily invested in global mining companies such as Rio Tinto and Xstrata, both having outperformed the rest of the market in 2010. The Fund was actually quite well-positioned for the European debt problems during the year, maintaining an overweight in safer countries such as Sweden while underweighting Spain and Greece. Its country over/underweights within Europe contributed positively to outperformance versus the MSCI World ex-USA Index in 2010.

The AQR International Momentum Fund invests in stocks of large and mid-cap non-U.S. companies with positive momentum. A stock is considered to have positive momentum if it has performed well in the prior twelve months (excluding the most recent month) relative to other stocks in the investment universe, which is comprised of approximately the top 85% of stocks by market capitalization of each of the 20 major developed markets outside the U.S. The Fund is not actively managed to outperform a growth, value or core benchmark. Rather, it seeks to provide systematic exposure to stocks that share the common characteristic of positive momentum.

Note that the Fund sometimes uses derivatives to implement its strategy. In particular, the Fund will sometimes trade swaps in UK securities to minimize certain trading costs. Its derivatives positions in 2010 contributed about +2.00% to performance over the year, consistent with UK equity markets in general being up for the year.

In summary, the AQR International Momentum Fund finished its first full year delivering a strong +14.11% return.

AQR Funds	Annual Report	December 2010	26

Shareholder Letter (Unaudited)

AQR INTERNATIONAL MOMENTUM FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2010 AQR INTERNATIONAL MOMENTUM FUND
	1 Year	Since Inception (7/9/2009)
Fund—Class L: AIMOX	14.11%	25.81%
MSCI World ex-USA Index	8.95%	24.52%

Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund generally charges 2% of redemption proceeds on shares held for 60 days or less. If reflected, the redemption fee would reduce the performance quoted. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratios for the Class L shares is expected to be 0.65%. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR INTERNATIONAL MOMENTUM FUND VS. MSCI WORLD EX-USA INDEX VALUE OF $10,000 INVESTED ON 7/9/09

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

The recent growth rate in the stock market has helped to produce short-term returns for some asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

AQR Funds	Annual Report	December 2010	27

Shareholder Letter (Unaudited)

PRINCIPAL RISKS:

AQR Global Equity Fund and AQR International Equity Fund: The AQR Global Equity Fund and the AQR International Equity Fund use derivatives to manage their country and currency exposures. The use of derivatives exposes the Fund to additional risks including increased volatility, lack of liquidity, and possible losses greater than the Fund’s initial investment as well as increased transaction costs. Foreign investing involves special risks such as currency fluctuations and political uncertainty. The Funds are not suitable for all investors.

AQR Diversified Arbitrage Fund: As the AQR Diversified Arbitrage Fund (the “Fund”) employs arbitrage and alternative strategies, the Fund has the risk that the anticipated opportunities do not play out as planned, resulting in potentially reduced returns or losses to the Fund as it unwinds its trades. This Fund enters into a short sale by selling a security it has borrowed. If the market price of a security increases after the Fund borrows the security, the Fund will suffer a potentially unlimited loss when it replaces the borrowed security at the higher price. Short sales also involve transaction and other costs that will reduce potential Fund gains and increase potential Fund losses. The Fund uses derivatives to hedge certain economic exposures. The use of derivatives exposes the Fund to additional risks including increased volatility, lack of liquidity, and possible losses greater than the Fund’s initial investment as well as increased transaction costs. This Fund is not suitable for all investors.

AQR Managed Futures Strategy Fund: The use of derivatives, forward and futures contracts, and commodities exposes the Fund to additional risks including increased volatility, lack of liquidity, and possible losses greater than the Fund’s initial investment as well as increased transaction costs. Concentration generally will lead to greater price volatility. The Fund enters into a short sale by selling a security it has borrowed. If the market price of a security increases after the Fund borrows the security, the Fund will suffer a potentially unlimited loss when it replaces the borrowed security at the higher price. Short sales also involve transaction and other costs that will reduce potential Fund gains and increase potential Fund losses. This Fund is not suitable for all investors.

AQR Risk Parity Fund: Foreign investing involves special risks such as currency fluctuations and political uncertainty. The use of derivatives, forward and futures contracts, and commodities exposes the Fund to additional risks including increased volatility, lack of liquidity, and possible losses greater than the Fund’s initial investment as well as increased transaction costs. This Fund enters into a short sale by selling a security it has borrowed. If the market price of a security increases after the Fund borrows the security, the Fund will suffer a potentially unlimited loss when it replaces the borrowed security at the higher price. Short sales also involve transaction and other costs that will reduce potential Fund gains and increase potential Fund losses. When investing in bonds, yield and share price will vary with changes in interest rates and market conditions. Investors should note that if interest rates rise significantly from current levels, bond total returns will decline and may even turn negative in the short term. There is also a chance that some of the Fund’s holdings may have their credit rating downgraded or may default. Actual or realized volatility can and will differ from the forecasted or target volatility. This Fund is not suitable for all investors.

AQR Momentum Fund: Securities with positive momentum generally will be more volatile than a broad crosssection of securities. In addition, there may be periods when the momentum style is out of favor, and during which the investment performance of a Fund, which uses a momentum strategy, generally will suffer. This Fund is not suitable for all investors.

AQR Small Cap Momentum Fund: Securities with positive momentum generally will be more volatile than a broad crosssection of securities. In addition, there may be periods when the momentum style is out of favor, and during which the investment performance of a Fund, which uses a momentum strategy, generally will suffer. Derivatives are generally more sensitive to changes in economic or market conditions than other types of investments, which could result in losses that significantly exceed the Fund’s original investment. The use of derivatives exposes the Fund to additional risks including increased volatility, lack of liquidity, and possible losses greater than the Fund’s initial investment as well as increased transaction costs. Funds that emphasize investments in smaller companies generally will experience greater price volatility. This Fund is not suitable for all investors.

AQR Funds	Annual Report	December 2010	28

Shareholder Letter (Unaudited)

AQR International Momentum Fund: Securities with positive momentum generally will be more volatile than a broad crosssection of securities. In addition, there may be periods when the momentum style is out of favor, and during which the investment performance of a Fund, which uses a momentum strategy, generally will suffer. Derivatives are generally more sensitive to changes in economic or market conditions than other types of investments, which could result in losses that significantly exceed the Fund’s original investment. The use of derivatives exposes the Fund to additional risks including increased volatility, lack of liquidity, and possible losses greater than the Fund’s initial investment as well as increased transaction costs. Foreign investing involves special risks such as currency fluctuations and political uncertainty. This Fund is not suitable for all investors.

An investment in any of the AQR Funds (the “Funds”) involves risk, including loss of principal. Diversification does not eliminate this risk. The value of the Funds’ portfolio holdings may fluctuate in response to events specific to the companies in which the Fund invests, as well as economic, political or social events in the United States or abroad. Please refer to the prospectus for complete information regarding all risks associated with the Funds.

An investor considering the Funds should be able to tolerate potentially wide price fluctuations. The funds are subject to high portfolio turnover risk as a result of frequent trading, and thus will incur a higher level of brokerage fees and commissions and cause a higher level of tax liability to shareholders in the funds. The Funds may attempt to increase their income or total return through the use of securities lending, and they may be subject to the possibility of additional loss as a result of this investment technique.

Cliff Asness, David Kabiller, Brian Hurst, Yao Hua Ooi and Marco Hanig are registered representatives of ALPS Distributors, Inc.

DEFINITIONS:

Arbitrage: The simultaneous purchase and sale of an asset or two related assets in order to profit from a difference in price.

Bearish: A belief that a particular security, sector or the overall market will fall.

Beta is a measure of the volatility of a security or portfolio in comparison to an index or the market as a whole, where a security with a beta of 1.0 has equivalent volatility to the index or market it is compared to.

Carry: The return obtained from holding an asset (if positive), or the cost of holding it (if negative).

Cheapness: A measure of the discount a security price relative to its fundamental value.

Closed-end fund arbitrage is the practice of buying (selling) closed-end funds that trade at abnormally wide discounts (or premiums) to their underlying net asset values. Positions are unwound when the discount or premium converges to expected levels.

Convertible Bonds: Fixed-income securities that are convertible into common stock.

Correlation: A measurement to identify the relationship and impact on return of two or more assets.

Credit: This strategy purchases attractively priced securities on a hedged basis, typically around event-induced capital flows.

Dual-Class Arbitrage: An investment strategy that takes advantage of inefficiencies in the prices at which different classes of a publicly traded company’s stock are trading.

Futures and Forwards contracts: A financial contract obligating the buyer to purchase an asset (or the seller to sell an asset) at a pre-determined future date and price.

Momentum: An investment style wherein an asset is deemed to have positive momentum if it has performed well in the past relative to other assets in the same universe.

AQR Funds	Annual Report	December 2010	29

Shareholder Letter (Unaudited)

Price to Book: A valuation ratio of a company’s current share price compared to its book value.

Price Pressure: This strategy captures a risk premium by providing liquidity around different types of securities issues and restructuring events. The Fund may employ additional arbitrage and alternative strategies as they arise.

Quantitative Easing: The term quantitative easing describes an extreme form of monetary policy use to stimulate an economy when the interbank interest rate, (which in the US is called the federal funds rate) is either at, or close to zero.

Richness: A measure of the premium a security price relative to its fundamental value.

Sovereign Risk: The probability that the government of a country will refuse to comply with the terms of a loan agreement during economically difficult or politically volatile times.

Special Purpose Acquisition Companies (SPACs): SPACs, often called “blank check” companies, are publicly traded companies whose primary asset is a trust invested in short-term high-grade securities. The Fund seeks to capture a liquidity premium when these securities, which are typically thinly traded, are selling at a discount.

Spread: The percentage difference between two related securities.

S&P 500 Index: An Index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors.

The Merrill Lynch 3 Month Treasury Bill Index is designed to measure the performance of high-quality short-term cash-equivalent investments. Indexes are unmanaged and one cannot invest directly in an index.

The Morgan Stanley Capital International EAFE Index is a free float-adjusted market capitalization index that is designed to measure the performance of equities in developed markets, excluding the United States and Canada.

The Morgan Stanley Capital International World Index is a free float-adjusted market capitalization index that is designed to measure the performance of equities in developed markets, including the United States and Canada.

The MSCI World ex-USA Index is a free float-adjusted market capitalization index that is designed to measure the performance of equities in developed markets, excluding the United States.

The Russell 1000® Index measures the performance of the large and mid-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 90% of the U.S. market. Indexes are unmanaged and one cannot invest directly in an index.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 8% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. Indexes are unmanaged and one cannot invest directly in an index.

Tracking Error: A measure of how closely a portfolio follows the index to which it is benchmarked. It measures the standard deviation of the difference between the portfolio and index returns.

Valuation: A process of determining the current worth of an asset or company.

Volatility is a statistical measurement of up and down asset price fluctuations over time. If an asset has rapid dramatic price swings, its “volatility” will likely be relatively high. If prices are consistent and rarely change, “volatility” of that asset will likely be relatively low. “Volatility” can be measured as the standard deviation of an asset with a specific time horizon. It is often used to quantify the risk of such asset over a time period, typically expressed in annualized terms.

AQR Funds	Annual Report	December 2010	30

Schedule of Investments	December 31, 2010

AQR GLOBAL EQUITY FUND

COMMON STOCKS - 89.4%	SHARES	VALUE (Note 3)
Australia - 3.6%
Alumina Ltd.	37,995	$96,799
Ansell Ltd.	20,994	273,281
ASX Ltd. (a)	2,722	105,155
Australia & New Zealand Banking Group Ltd.	53,416	1,278,654
AXA Asia Pacific Holdings Ltd.	16,242	105,118
Bank of Queensland Ltd.	3,416	36,457
Beach Energy Ltd.	43,365	38,453
BHP Billiton Ltd.	52,374	2,440,807
Brambles Ltd.	6,647	48,524
Caltex Australia Ltd. (a)	15,033	221,397
CFS Retail Property Trust REIT	36,456	65,746
Challenger Ltd.	61,272	295,626
Commonwealth Bank of Australia	24,222	1,261,357
Computershare Ltd.	7,001	77,335
CSL Ltd.	9,106	338,779
Dexus Property Group REIT	74,910	61,029
DUET Group	51,943	89,716
Fairfax Media Ltd. (a)	116,736	167,760
Flight Centre Ltd.	2,293	58,313
Fortescue Metals Group Ltd. †	19,404	130,358
Foster’s Group Ltd.	96,615	562,887
Goodman Group REIT	93,620	62,355
GPT Group REIT	29,672	89,542
GPT Group - In Specie (3)†(b)	96,388	—
Incitec Pivot Ltd.	63,407	257,617
Lend Lease Group	8,523	75,420
Mirvac Group REIT	51,825	65,167
National Australia Bank Ltd.	48,458	1,178,253
Newcrest Mining Ltd.	12,358	513,720
OneSteel Ltd.	66,192	175,739
Origin Energy Ltd. (a)	15,399	263,137
OZ Minerals Ltd.	52,223	92,437
Paladin Energy Ltd. †(a)	10,415	52,609
Rio Tinto Ltd. (a)	10,632	933,061
Sigma Pharmaceuticals Ltd. †	11,450	4,689
Stockland REIT	33,079	122,115
Suncorp Group Ltd.	41,179	363,433
TABCORP Holdings Ltd.	71,837	523,501
Tatts Group Ltd.	128,292	339,509
Telecom Corp of New Zealand Ltd. (a)	66,719	112,082
Telstra Corp. Ltd.	69,795	199,558
Transurban Group	19,970	105,070
Wesfarmers Ltd.	23,287	765,311
West Australian Newspapers Holdings Ltd.	3,103	20,484
Westfield Group REIT	32,674	320,756
Westfield Retail Trust REIT †	32,674	86,076
Westpac Banking Corp.	34,732	790,775

		15,265,967

Belgium - 0.1%
KBC Groep NV †	17,206	588,558

Bermuda - 0.1%
Everest Re Group Ltd. (1)	5,635	477,961

Canada - 4.9% (1)
AGF Management Ltd., Class B	15,018	294,571

	SHARES	VALUE (Note 3)
Canada - 4.9% (continued) (1)
ARC Energy Trust	2,100	$53,702
Atco Ltd., Class I	3,349	199,359
Bank of Montreal (a)	12,580	727,719
Bank of Nova Scotia	15,799	907,888
Barrick Gold Corp.	26,005	1,390,213
BCE, Inc.	27,609	981,937
Bombardier, Inc., Class B	108,591	547,518
Brookfield Asset Management, Inc., Class A	8,102	270,705
Canadian Imperial Bank of Commerce (a)(c)	5,300	417,802
Canadian National Railway Co.	8,400	560,902
Canadian Natural Resources Ltd.	29,104	1,299,011
Canadian Oil Sands Trust	4,234	112,705
Canadian Pacific Railway Ltd.	6,800	442,224
Celestica, Inc. †	33,711	327,390
Cenovus Energy, Inc.	6,100	204,305
Encana Corp.	27,691	810,679
Enerplus Resources Fund	2,951	91,086
Fairfax Financial Holdings Ltd.	600	246,962
Finning International, Inc.	13,300	362,600
Gildan Activewear, Inc. †	11,100	316,696
Goldcorp, Inc.	3,688	170,287
Great-West Lifeco, Inc.	3,145	83,559
HudBay Minerals, Inc.	10,700	193,508
Imperial Oil Ltd.	7,000	285,875
Inmet Mining Corp.	5,780	449,417
Ivanhoe Mines Ltd. †	4,885	113,073
Laurentian Bank of Canada	4,237	204,932
Magna International, Inc.	19,634	1,025,714
Manulife Financial Corp.	40,900	705,918
National Bank of Canada	2,914	200,943
Nexen, Inc.	15,100	346,480
Niko Resources Ltd.	700	72,688
Pacific Rubiales Energy Corp.	4,000	135,863
Penn West Energy Trust	7,308	175,336
Petrobank Energy & Resources Ltd. †(c)	1,600	40,658
Petrominerales Ltd.	982	32,785
Potash Corp of Saskatchewan, Inc.	6,000	932,622
Power Corp. of Canada	4,746	132,161
Research In Motion Ltd. †	12,640	738,696
Royal Bank of Canada (a)	12,824	675,239
Russel Metals, Inc.	18,100	417,139
Silver Wheaton Corp. †	5,300	207,914
Suncor Energy, Inc.	10,582	407,668
Talisman Energy, Inc.	23,766	529,064
Teck Resources Ltd., Class B (a)	16,493	1,025,615
TELUS Corp. (a)	2,307	100,415
Toronto-Dominion Bank/The	10,112	755,614
Valeant Pharmaceuticals International, Inc.	2,874	81,796
Yellow Media, Inc.	8,100	50,541

		20,857,494

Cayman Islands - 0.0% (d)
Sands China Ltd. †	31,600	69,459

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2010	31

Schedule of Investments	December 31, 2010

AQR GLOBAL EQUITY FUND

	SHARES	VALUE (Note 3)
China - 0.0% (d)
Foxconn International Holdings Ltd. †(a)	32,101	$22,405
Yangzijiang Shipbuilding Holdings Ltd.	24,404	36,407

		58,812

Denmark - 0.8%
AP Moller - Maersk A/S, Class B	56	509,122
Carlsberg A/S, Class B	4,235	426,866
Coloplast A/S, Class B	2,448	334,055
Novo Nordisk A/S, Class B	17,631	1,994,684

		3,264,727

Finland - 0.7%
Kesko OYJ B Shares	7,485	351,149
Kone OYJ, Class B	2,727	152,058
Nokia OYJ	2,990	31,095
Stora Enso OYJ R Shares	117,053	1,209,331
UPM-Kymmene OYJ	44,257	787,660
Wartsila OYJ	8,435	645,303

		3,176,596

France - 3.6%
Arkema SA	4,651	336,713
BNP Paribas	24,591	1,572,260
Bouygues SA	14,577	631,590
Christian Dior SA	5,026	721,709
CNP Assurances	1,429	25,893
Compagnie de Saint-Gobain	16,031	828,924
Klepierre REIT	1,740	63,091
Legrand SA	20,362	833,824
L’Oreal SA	8,463	944,707
LVMH Moet Hennessy Louis Vuitton SA	3,924	648,836
Metropole Television SA	17,674	429,833
Natixis †	167,812	788,064
PPR	985	157,439
Rhodia SA	17,559	583,673
Safran SA	6,184	220,073
Sanofi-Aventis SA	6,600	424,791
Schneider Electric SA	2,936	441,939
Societe BIC SA	9,971	860,562
Societe Generale	3,237	174,856
Thales SA	5,276	185,528
Total SA	52,926	2,830,029
Unibail-Rodamco SE REIT	1,690	335,929
Valeo SA †	9,881	563,007
Vivendi SA	35,582	965,256

		15,568,526

Germany - 3.4%
Adidas AG	10,735	701,042
Allianz SE	8,256	984,790
Aurubis AG	4,144	243,968
BASF SE	11,828	947,612
Bayer AG	15,620	1,162,411
Daimler AG †	12,534	851,438
Deutsche Bank AG	17,142	899,974
Deutsche Boerse AG	2,471	171,394
Deutsche Lufthansa AG †	15,663	342,049
Deutsche Post AG	34,448	586,709
Deutsche Telekom AG	63,382	820,275

	SHARES	VALUE (Note 3)
Germany - 3.4% (continued)
E.ON AG	10,147	$311,093
Hannover Rueckversicherung AG	11,946	643,354
Infineon Technologies AG †	69,455	649,950
K+S AG	3,818	288,900
MAN SE	6,101	729,515
Muenchener Rueckversicherungs AG	6,256	951,217
RWE AG	8,361	560,620
Siemens AG	17,907	2,226,923
Suedzucker AG	21,344	572,259

		14,645,493

Hong Kong - 1.2%
AIA Group Ltd. †	125,600	353,034
ASM Pacific Technology Ltd.	2,982	37,657
Cheung Kong Holdings Ltd.	24,201	372,932
Cheung Kong Infrastructure Holdings Ltd.	5,749	26,318
Chinese Estates Holdings Ltd.	46,000	75,924
CLP Holdings Ltd.	30,511	247,714
Esprit Holdings Ltd.	35,944	170,963
Hang Lung Group Ltd.	11,791	77,460
Hang Lung Properties Ltd.	44,000	205,635
Hang Seng Bank Ltd.	11,657	191,508
Hong Kong Exchanges and Clearing Ltd.	16,169	366,554
Hongkong Electric Holdings Ltd.	28,500	179,634
Hopewell Holdings Ltd.	31,195	97,882
Hutchison Whampoa Ltd.	42,489	437,049
Hysan Development Co. Ltd.	34,823	163,839
Li & Fung Ltd.	8,734	50,669
Lifestyle International Holdings Ltd.	9,000	22,144
Link REIT/The REIT	34,329	106,578
Mongolia Energy Corp. Ltd. †	48,885	14,580
New World Development Ltd.	40,173	75,364
NWS Holdings Ltd.	19,500	29,592
Orient Overseas International Ltd.	22,500	218,081
PCCW Ltd.	20,406	9,025
Sun Hung Kai Properties Ltd.	21,022	348,751
Swire Pacific Ltd., Class A	12,818	210,577
Television Broadcasts Ltd.	31,442	169,743
Wharf Holdings Ltd.	41,604	319,835
Wheelock & Co. Ltd.	59,844	241,960
Yue Yuen Industrial Holdings Ltd.	45,623	164,098

		4,985,100

Ireland - 0.6%
Accenture PLC, Class A (1)	15,874	769,730
Covidien PLC (1)	16,200	739,692
Experian PLC	36,238	453,250
Seagate Technology PLC (1)†	35,300	530,559

		2,493,231

Italy - 1.2%
Banco Popolare SC (a)	28,700	130,783
Enel SpA	94,899	477,409
ENI SpA	109,223	2,403,275
Fiat SpA	22,378	464,618
Mediaset SpA	72,330	439,763
Pirelli & C SpA	64,444	523,545

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2010	32

Schedule of Investments	December 31, 2010

AQR GLOBAL EQUITY FUND

	SHARES	VALUE (Note 3)
Italy - 1.2% (continued)
Telecom Italia SpA	489,169	$637,164
UniCredit SpA	8,846	18,411

		5,094,968

Japan - 9.0%
Aeon Co. Ltd.	51,100	638,309
Aisin Seiki Co. Ltd.	16,700	589,066
Ajinomoto Co., Inc.	9,000	93,591
Asahi Glass Co. Ltd.	55,236	643,059
Asahi Kasei Corp.	41,000	266,970
Bridgestone Corp.	12,000	231,230
Brother Industries Ltd.	3,300	48,755
Canon, Inc.	12,745	655,337
Central Japan Railway Co.	42	351,464
Chubu Electric Power Co., Inc.	9,354	229,865
Cosmo Oil Co. Ltd.	13,000	42,499
Credit Saison Co. Ltd.	14,675	239,742
Daicel Chemical Industries Ltd.	64,000	466,212
Daido Steel Co. Ltd.	79,000	463,021
Daiichi Sankyo Co. Ltd.	13,600	297,349
Daito Trust Construction Co. Ltd.	2,486	170,077
Daiwa House Industry Co. Ltd.	151	1,852
Denso Corp.	15,100	519,665
DIC Corp.	31,000	69,168
East Japan Railway Co.	8,512	552,916
Elpida Memory, Inc. †	15,900	184,091
FANUC Corp.	2,600	397,843
Fuji Electric Holdings Co. Ltd.	35,000	108,577
Fuji Heavy Industries Ltd.	57,000	440,033
FUJIFILM Holdings Corp.	15,544	560,461
Fujitsu Ltd.	71,283	494,391
Fukuoka Financial Group, Inc.	10,096	43,747
Hino Motors Ltd.	51,000	275,230
Hitachi High-Technologies Corp.	2,658	61,998
Hitachi Ltd.	101,000	536,788
Honda Motor Co. Ltd.	26,897	1,062,705
Hoya Corp.	9,806	237,350
Idemitsu Kosan Co. Ltd.	800	84,862
IHI Corp.	193,000	428,941
Isuzu Motors Ltd.	107,000	484,009
ITOCHU Corp.	73,888	745,257
Itochu Techno-Solutions Corp.	6,100	228,446
Japan Petroleum Exploration Co.	1,600	60,739
Japan Real Estate Investment Corp. REIT	7	72,593
JFE Holdings, Inc.	2,700	93,713
JTEKT Corp.	12,100	142,125
JX Holdings, Inc.	35,614	241,254
Kaneka Corp.	21,354	147,692
Kansai Electric Power Co., Inc./The	13,500	333,243
KDDI Corp.	77	444,504
Keisei Electric Railway Co. Ltd.	1,461	9,735
Kinden Corp.	44,284	408,507
Kobe Steel Ltd.	208,000	526,112
Komatsu Ltd.	13,300	400,708
Konica Minolta Holdings, Inc.	34,500	356,944
Kuraray Co. Ltd.	39,700	567,308
Kyocera Corp.	2,100	213,578
Makita Corp.	10,246	417,366

	SHARES	VALUE (Note 3)
Japan - 9.0% (continued)
Marubeni Corp.	11,000	$77,089
Maruichi Steel Tube Ltd.	13,800	292,926
Miraca Holdings, Inc.	6,128	246,251
Mitsubishi Chemical Holdings Corp.	37,000	250,192
Mitsubishi Corp.	2,936	79,213
Mitsubishi Electric Corp.	62,000	648,534
Mitsubishi Estate Co. Ltd.	18,764	347,145
Mitsubishi UFJ Financial Group, Inc.	139,449	752,714
Mitsubishi UFJ Lease & Finance Co. Ltd.	4,658	184,047
Mitsui & Co. Ltd.	34,889	574,662
Mitsui Engineering & Shipbuilding Co. Ltd.	17,000	44,871
Mitsui Fudosan Co. Ltd.	17,598	350,102
Mitsui OSK Lines Ltd.	69,000	468,043
Mitsumi Electric Co. Ltd.	10,040	183,673
Mizuho Financial Group, Inc.	167,128	313,840
Mizuho Securities Co. Ltd.	12,000	34,254
Nippon Building Fund, Inc. REIT	8	82,072
Nippon Electric Glass Co. Ltd.	28,000	402,331
Nippon Kayaku Co. Ltd.	20,546	216,831
Nippon Meat Packers, Inc.	30,097	392,577
Nippon Shokubai Co. Ltd.	13,000	134,188
Nippon Telegraph & Telephone Corp.	7,948	362,314
Nissan Motor Co. Ltd.	10,100	95,645
Nisshin Seifun Group, Inc.	6,500	82,369
Nisshin Steel Co. Ltd.	38,000	84,430
Nisshinbo Holdings, Inc.	9,000	98,341
Nitto Denko Corp.	10,294	483,303
Nomura Holdings, Inc.	15,100	95,911
NTN Corp.	19,000	100,376
NTT Data Corp.	93	321,056
NTT DoCoMo, Inc.	542	944,940
OJI Paper Co. Ltd.	68,682	331,808
Omron Corp.	7,931	209,230
ORIX Corp.	1,599	156,826
Osaka Gas Co. Ltd.	129,446	502,315
Pacific Metals Co. Ltd.	13,000	110,117
Rengo Co. Ltd.	884	5,990
Resona Holdings, Inc. (a)	11,200	66,830
Sapporo Hokuyo Holdings, Inc.	7,191	33,637
SBI Holdings, Inc.	261	39,401
Secom Co. Ltd.	2,900	137,171
Sega Sammy Holdings, Inc.	26,900	510,711
Seino Holdings Corp.	31,100	213,324
Sekisui Chemical Co. Ltd.	38,000	272,149
Sekisui House Ltd.	9,000	90,784
Seven & I Holdings Co. Ltd.	19,530	520,123
Shimizu Corp.	10,000	42,643
Showa Shell Sekiyu KK (a)	25,400	232,314
Softbank Corp.	4,900	169,131
Sojitz Corp.	134,216	293,786
Sony Corp.	22,872	818,866
Sumitomo Corp.	53,700	756,742
Sumitomo Heavy Industries Ltd.	59,000	377,779
Sumitomo Mitsui Financial Group, Inc.	21,249	753,155
Sumitomo Realty & Development Co. Ltd.	5,624	133,933
Sumitomo Trust & Banking Co. Ltd./The	22,000	137,967

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2010	33

Schedule of Investments	December 31, 2010

AQR GLOBAL EQUITY FUND

	SHARES	VALUE (Note 3)
Japan - 9.0% (continued)
Taisei Corp.	82,000	$191,401
Takeda Pharmaceutical Co. Ltd.	19,769	972,186
TDK Corp.	75	5,198
Teijin Ltd.	26,000	110,811
Tokai Rika Co. Ltd.	3,165	59,701
Tokio Marine Holdings, Inc.	17,400	517,451
Tokyo Electric Power Co., Inc./The	3,670	89,578
Tokyo Gas Co. Ltd.	65,000	288,139
Tosoh Corp.	60,000	194,505
Toyota Auto Body Co. Ltd.	10,365	193,198
Toyota Motor Corp.	32,678	1,287,830
USS Co. Ltd.	5,795	473,395
West Japan Railway Co.	44	164,402
Yamada Denki Co. Ltd.	3,370	229,505
Yamaha Corp.	11,300	139,654
Yamaha Motor Co. Ltd. †	18,300	297,279
Yamatake Corp.	3,700	87,430
Yamato Holdings Co. Ltd.	13,500	191,707

		38,535,339

Jersey, Channel Islands - 0.3%
Wolseley PLC †	36,527	1,174,226

Netherlands - 2.1%
Corio NV REIT	1,027	66,201
ING Groep NV CVA †	61,101	598,424
Koninklijke Ahold NV	68,517	908,676
Koninklijke DSM NV	23,173	1,326,112
Koninklijke Philips Electronics NV	28,583	879,716
Royal Dutch Shell PLC A Shares	56,073	1,880,065
Royal Dutch Shell PLC B Shares	72,935	2,425,371
Unilever NV CVA	24,960	781,746

		8,866,311

New Zealand - 0.0% (d)
Telecom Corp of New Zealand Ltd.	25,878	43,614

Singapore - 0.7%
Ascendas Real Estate Investment Trust REIT	22,478	36,337
CapitaMall Trust REIT	34,494	52,557
ComfortDelGro Corp. Ltd.	47,000	56,861
DBS Group Holdings Ltd.	20,054	224,236
Fraser and Neave Ltd.	66,000	330,069
Genting Singapore PLC †	108,000	185,088
Golden Agri-Resources Ltd.	244,000	152,619
Jardine Cycle & Carriage Ltd.	7,291	208,265
Neptune Orient Lines Ltd. †	112,891	192,239
Oversea-Chinese Banking Corp. Ltd.	70,422	543,149
SembCorp Industries Ltd.	11,777	47,228
SembCorp Marine Ltd.	55,000	230,500
Singapore Exchange Ltd. (a)	10,967	72,054
Singapore Technologies Engineering Ltd.	25,103	67,011
Singapore Telecommunications Ltd.	118,635	282,424
StarHub Ltd.	7,476	15,380

	SHARES	VALUE (Note 3)
Singapore - 0.7% (continued)
United Overseas Bank Ltd.	17,201	$244,537
UOL Group Ltd.	10,340	38,381

		2,978,935

Spain - 1.5%
Banco Bilbao Vizcaya Argentaria SA	46,481	475,559
Banco Santander SA	176,313	1,886,129
Endesa SA (a)	30,206	785,756
Inditex SA	22,756	1,710,048
Repsol YPF SA	28,033	788,104
Telefonica SA	40,244	922,376

		6,567,972

Sweden - 1.4%
Boliden AB	26,673	543,659
Investor AB B Shares	9,034	193,392
NCC AB, Class B	5,150	113,498
Sandvik AB	9,240	180,366
Scania AB B Shares	46,605	1,073,251
Swedbank AB †	13,021	182,153
Tele2 AB B Shares	102,781	2,133,346
Telefonaktiebolaget LM Ericsson B Shares	24,522	284,299
Volvo AB B Shares †	63,582	1,120,514

		5,824,478

Switzerland - 4.7%
ABB Ltd. †	78,183	1,751,094
ACE Ltd. (1)	16,496	1,026,876
Clariant AG †	15,951	324,211
Compagnie Financiere Richemont SA, Class A	21,055	1,241,967
Nestle SA	80,594	4,736,182
Noble Corp. (1)†	3,835	137,178
Novartis AG	59,248	3,498,521
Roche Holding AG	13,947	2,050,891
Sulzer AG	2,560	391,772
Transocean Ltd. (1)†	3,814	265,111
Tyco Electronics Ltd. (1)	37,660	1,333,164
Tyco International Ltd. (1)	18,600	770,784
UBS AG †	52,129	858,551
Xstrata PLC	68,804	1,637,250

		20,023,552

United Kingdom - 7.4%
Anglo American PLC	8,784	461,447
Associated British Foods PLC	28,204	522,877
AstraZeneca PLC	36,194	1,656,460
Aviva PLC	134,560	830,600
Barclays PLC	147,562	612,422
BBA Aviation PLC	4,405	15,284
BHP Billiton PLC	33,310	1,345,756
BP PLC	349,186	2,584,657
British American Tobacco PLC	36,951	1,427,337
British Land Co. PLC REIT	13,261	109,311
British Sky Broadcasting Group PLC	17,771	205,121

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2010	34

Schedule of Investments	December 31, 2010

AQR GLOBAL EQUITY FUND

	SHARES	VALUE (Note 3)
United Kingdom - 7.4% (continued)
BT Group PLC	362,993	$1,035,312
Burberry Group PLC	34,987	617,481
Capital Shopping Centres Group PLC REIT	6,502	42,588
Centrica PLC	379,991	1,977,130
Ensco PLC ADR (1)	17,171	916,588
GlaxoSmithKline PLC	84,074	1,637,292
Hammerson PLC REIT	10,329	67,596
HSBC Holdings PLC	192,206	1,972,633
IMI PLC	26,393	391,227
Intermediate Capital Group PLC	18,423	96,381
International Personal Finance PLC	28,464	171,649
Investec PLC	54,548	451,272
ITV PLC †	398,307	438,577
J Sainsbury PLC	38,290	225,895
Kingfisher PLC	118,250	489,206
Land Securities Group PLC REIT	4,504	47,710
Legal & General Group PLC	241,482	367,273
Lloyds Banking Group PLC †	1,203,116	1,247,202
Marks & Spencer Group PLC	10,273	59,488
Mondi PLC	104,822	846,719
Old Mutual PLC	101,402	196,092
Petrofac Ltd.	15,081	376,294
Rio Tinto PLC	23,550	1,685,739
Royal Bank of Scotland Group PLC †	960,732	592,484
Segro PLC REIT	13,080	58,815
Standard Chartered PLC	3,372	91,412
Tate & Lyle PLC	30,201	245,758
Tesco PLC	278,188	1,852,431
Vodafone Group PLC	1,314,008	3,463,968
WH Smith PLC	18,586	142,313

		31,575,797

United States - 42.1% (1)
3M Co.	2,100	181,230
Abbott Laboratories	17,584	842,449
Aflac, Inc.	7,600	428,868
Altria Group, Inc.	66,296	1,632,208
American Express Co.	8,889	381,516
American Financial Group, Inc./OH	33,825	1,092,209
Ameriprise Financial, Inc.	9,300	535,215
AmerisourceBergen Corp.	12,000	409,440
Amgen, Inc. †	38,249	2,099,870
Annaly Capital Management, Inc. REIT	8,318	149,059
Apache Corp.	3,280	391,074
Apollo Group, Inc., Class A †	8,000	315,920
Apple, Inc. †	10,128	3,266,888
Archer-Daniels-Midland Co.	1,433	43,105
Ashland, Inc.	14,000	712,040
Assurant, Inc.	23,400	901,368
AT&T, Inc.	129,597	3,807,560
AutoZone, Inc. †	1,000	272,590
AvalonBay Communities, Inc. REIT	1,311	147,553
Bank of America Corp.	187,038	2,495,087
Becton Dickinson and Co.	7,186	607,361
Bed Bath & Beyond, Inc. †	4,300	211,345
Berkshire Hathaway, Inc., Class B †	13,150	1,053,446

	SHARES	VALUE (Note 3)
United States - 42.1% (continued) (1)
Boeing Co./The	7,065	$461,062
Boston Properties, Inc. REIT	1,463	125,964
Bristol-Myers Squibb Co.	40,432	1,070,639
Broadridge Financial Solutions, Inc.	17,593	385,814
Brookfield Properties Corp.	2,845	50,277
Cablevision Systems Corp., Class A	23,800	805,392
Cardinal Health, Inc.	29,100	1,114,821
Career Education Corp. †	22,359	463,502
Carnival Corp.	5,700	262,827
CF Industries Holdings, Inc.	959	129,609
Chemed Corp.	9,980	633,830
Chevron Corp.	47,800	4,361,750
Chubb Corp.	6,649	396,546
Cimarex Energy Co.	10,800	956,124
Cisco Systems, Inc. †	54,289	1,098,266
Citigroup, Inc. †	463,491	2,192,312
Coach, Inc.	1,800	99,558
Coca-Cola Co./The	32,880	2,162,518
Colgate-Palmolive Co.	15,528	1,247,985
Comcast Corp., Class A	68,480	1,504,506
Comerica, Inc.	7,200	304,128
Computer Sciences Corp.	13,831	686,018
ConAgra Foods, Inc.	25,874	584,235
ConocoPhillips	44,375	3,021,937
Crown Holdings, Inc. †	16,651	555,810
CSX Corp.	20,498	1,324,376
Deere & Co.	3,900	323,895
Delta Air Lines, Inc. †	28,900	364,140
Devon Energy Corp.	10,690	839,272
DIRECTV, Class A †	13,869	553,789
DISH Network Corp., Class A †	8,674	170,531
DR Horton, Inc.	17,000	202,810
Dr Pepper Snapple Group, Inc.	26,432	929,349
DTE Energy Co.	17,400	788,568
Edison International	31,556	1,218,062
Eli Lilly & Co.	13,000	455,520
Emerson Electric Co.	8,741	499,723
Energen Corp.	2,800	135,128
Equity Residential REIT	4,548	236,269
Estee Lauder Cos., Inc./The, Class A	300	24,210
Esterline Technologies Corp. †	2,500	171,475
Exelon Corp.	9,800	408,072
Exxon Mobil Corp.	93,989	6,872,476
FedEx Corp.	8,800	818,488
Ford Motor Co. †	47,100	790,809
Forest Laboratories, Inc. †	15,186	485,648
Franklin Resources, Inc.	3,200	355,872
Freeport-McMoRan Copper & Gold, Inc.	6,500	780,585
Gap, Inc./The	40,219	890,449
General Dynamics Corp.	6,838	485,224
General Electric Co.	198,402	3,628,773
General Mills, Inc.	17,588	625,957
GenOn Energy, Inc. †	6,772	25,801
Goldman Sachs Group, Inc./The	10,405	1,749,705
Goodyear Tire & Rubber Co./The †	16,800	199,080
Google, Inc., Class A †	3,202	1,901,892
Hasbro, Inc.	10,650	502,467

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2010	35

Schedule of Investments	December 31, 2010

AQR GLOBAL EQUITY FUND

	SHARES	VALUE (Note 3)
United States - 42.1% (continued) (1)
HCP, Inc. REIT	2,572	$94,624
Health Care REIT, Inc. REIT	2,485	118,385
Health Net, Inc. †	20,100	548,529
Hewlett-Packard Co.	29,652	1,248,349
HJ Heinz Co.	4,541	224,598
Home Depot, Inc.	30,206	1,059,022
Honeywell International, Inc.	14,402	765,610
Host Hotels & Resorts, Inc. REIT	9,300	166,191
Hudson City Bancorp, Inc.	18,917	241,003
Humana, Inc. †	17,000	930,580
Intel Corp.	96,067	2,020,289
International Business Machines Corp.	25,423	3,731,079
International Paper Co.	34,900	950,676
ITT Corp.	1,082	56,383
ITT Educational Services, Inc. †	2,700	171,963
Johnson & Johnson	68,896	4,261,218
Joy Global, Inc.	3,952	342,836
JPMorgan Chase & Co.	83,773	3,553,651
KBR, Inc.	9,100	277,277
KeyCorp	64,300	569,055
Kimberly-Clark Corp.	25,563	1,611,492
Kimco Realty Corp. REIT	6,500	117,260
King Pharmaceuticals, Inc. †	21,800	306,290
Kohl’s Corp. †	15,400	836,836
Kraft Foods, Inc., Class A	5,321	167,665
L-3 Communications Holdings, Inc.	6,753	476,019
Laboratory Corp of America Holdings †	2,300	202,216
Lexmark International, Inc., Class A †	13,000	452,660
Liberty Media Corp. - Interactive, Series A †	22,700	357,979
Lockheed Martin Corp.	15,743	1,100,593
Loews Corp.	14,300	556,413
Lorillard, Inc.	7,600	623,656
Lowe’s Cos., Inc.	34,200	857,736
Ltd. Brands, Inc.	4,161	127,868
Lubrizol Corp.	7,800	833,664
Macerich Co./The REIT	2,100	99,477
Macy’s, Inc.	19,700	498,410
Marathon Oil Corp.	28,529	1,056,429
Masco Corp.	47,200	597,552
Mattel, Inc.	40,859	1,039,044
McDonald’s Corp.	12,425	953,743
McKesson Corp.	2,700	190,026
MeadWestvaco Corp.	15,400	402,864
Medco Health Solutions, Inc. †	11,921	730,400
Medtronic, Inc.	6,082	225,581
Merck & Co., Inc.	25,719	926,913
MetLife, Inc.	9,700	431,068
Microsoft Corp.	163,550	4,566,316
Morgan Stanley	8,400	228,564
Murphy Oil Corp.	2,494	185,928
Newmont Mining Corp.	5,161	317,040
News Corp., Class A	64,900	944,944
Norfolk Southern Corp.	14,923	937,463
Northrop Grumman Corp.	26,379	1,708,832
Occidental Petroleum Corp.	15,090	1,480,329
Omnicare, Inc.	20,600	523,034

	SHARES	VALUE (Note 3)
United States - 42.1% (continued) (1)
Omnicom Group, Inc.	4,200	$192,360
Oracle Corp.	36,786	1,151,402
Oshkosh Corp. †	1,300	45,812
Owens Corning †	36,148	1,126,010
Owens-Illinois, Inc. †	11,000	337,700
PDL BioPharma, Inc.	103,643	645,696
Peabody Energy Corp.	10,600	678,188
Penn National Gaming, Inc. †	11,683	410,657
PepsiCo, Inc.	20,772	1,357,035
PetSmart, Inc.	24,354	969,776
Pfizer, Inc.	132,943	2,327,832
Philip Morris International, Inc.	17,493	1,023,865
Plum Creek Timber Co., Inc. REIT	2,131	79,806
PNC Financial Services Group, Inc.	12,800	777,216
Procter & Gamble Co./The	56,808	3,654,459
ProLogis REIT	6,900	99,636
Protective Life Corp.	39,898	1,062,883
Prudential Financial, Inc.	8,139	477,841
Public Storage REIT	1,669	169,270
Qwest Communications International, Inc.	50,658	385,507
Rayonier, Inc. REIT	2,581	135,554
Raytheon Co.	45,167	2,093,039
Reinsurance Group of America, Inc.	10,100	542,471
Reynolds American, Inc.	48,074	1,568,174
Rockwell Automation, Inc.	2,800	200,788
Ross Stores, Inc.	6,713	424,597
RR Donnelley & Sons Co.	12,666	221,275
SanDisk Corp. †	7,000	349,020
Sara Lee Corp.	47,536	832,355
Sealed Air Corp.	9,599	244,295
Simon Property Group, Inc. REIT	4,342	431,986
Southwest Airlines Co.	19,200	249,216
Starbucks Corp.	9,100	292,383
STERIS Corp.	13,030	475,074
Target Corp.	19,800	1,190,574
Texas Instruments, Inc.	9,184	298,480
Thomas & Betts Corp. †	4,614	222,856
Time Warner, Inc.	43,366	1,395,084
Timken Co.	39,333	1,877,364
TJX Cos., Inc.	16,664	739,715
Travelers Cos., Inc./The	43,101	2,401,157
Tupperware Brands Corp.	409	19,497
Tyson Foods, Inc., Class A	36,400	626,808
United Parcel Service, Inc., Class B	11,100	805,638
United Technologies Corp.	17,449	1,373,585
UnitedHealth Group, Inc.	46,700	1,686,337
Unum Group	43,109	1,044,100
URS Corp. †	12,000	499,320
Valero Energy Corp.	28,700	663,544
Ventas, Inc. REIT	2,400	125,952
Verizon Communications, Inc.	73,412	2,626,681
Viacom, Inc., Class B	11,437	453,020
Vishay Intertechnology, Inc. †	29,200	428,656
Vornado Realty Trust REIT	1,648	137,328
W&T Offshore, Inc.	16,600	296,642
Walgreen Co.	18,840	734,006
Wal-Mart Stores, Inc.	65,405	3,527,292

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2010	36

Schedule of Investments	December 31, 2010

AQR GLOBAL EQUITY FUND

	SHARES	VALUE (Note 3)
United States - 42.1% (continued) (1)
Walter Energy, Inc.	9,600	$1,227,264
Waste Management, Inc.	35,273	1,300,516
WellPoint, Inc. †	26,191	1,489,220
Wells Fargo & Co.	32,570	1,009,344
Western Digital Corp. †	19,000	644,100
Western Union Co./The	57,600	1,069,632
Weyerhaeuser Co. REIT	8,600	162,798
Whirlpool Corp.	3,500	310,905
Williams Cos., Inc./The	5,456	134,872
Williams-Sonoma, Inc.	7,790	278,025
Wyndham Worldwide Corp.	24,444	732,342
Wynn Resorts Ltd.	2,000	207,680

		180,188,380

TOTAL COMMON STOCKS (cost $324,170,566)		382,325,496

PREFERRED STOCKS - 0.1%

Germany - 0.1%
Volkswagen AG	2,748	448,546

Switzerland - 0.0%
Schindler Holding AG	1,025	121,630

TOTAL PREFERRED STOCKS (cost $323,173)		570,176

RIGHTS - 0.0% (d)

Canada - 0.0% (d)(1)
Ivanhoe Mines Ltd., expires 1/26/11 †
(cost $—)	4,885	6,588

WARRANTS - 0.0% (d)

Hong Kong - 0.0% (d)
Henderson Land Development Co. Ltd., expires 6/1/11 †
(cost $— )	3	1

MONEY MARKET FUNDS - 7.4%
Dreyfus Institutional Cash Advantage Fund, Class I, 0.180% (e)	385	385
J.P. Morgan Prime Money Market Fund - Capital Shares, 0.130% (e)(f)(h)	31,574,680	31,574,680

TOTAL MONEY MARKET FUNDS (cost $31,575,065; includes $4,199,946 of cash collateral received for securities on loan)		31,575,065

TOTAL INVESTMENTS - 96.9% (cost $356,068,804)		414,477,326

OTHER ASSETS IN EXCESS OF LIABILITIES - 3.1% (g)		13,208,392

NET ASSETS - 100.0%		$427,685,718

SECTOR	VALUE	% OF NET ASSETS
Consumer Discretionary	$44,965,680	10.5%
Consumer Staples	39,404,640	9.2
Energy	41,394,986	9.7
Financials	68,431,114	16.0
Health Care	38,901,652	9.1
Industrials	55,539,586	13.0
Information Technology	32,888,198	7.7
Materials	33,005,370	7.7
Telecommunication Services	19,497,515	4.5
Utilities	8,873,520	2.1
Money Market Funds	31,575,065	7.4

Total Investments	414,477,326	96.9
Other Assets in Excess of Liabilities (g)	13,208,392	3.1

Net Assets	$427,685,718	100.0%

†	Non income-producing security.
(a)	All or a portion of the security on loan. The aggregate market value of such securities is $4,038,816; cash collateral of $4,199,946 was received with which the Fund purchased a money market fund.
(b)	Security fair valued at December 31, 2010.
(c)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund Advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.
(d)	Represents less than 0.05 percent of net assets.
(e)	Represents annualized seven-day yield as of December 31, 2010.
(f)	Represents security, or portion thereof, purchased with the cash collateral received for securities on loan.
(g)	Includes appreciation(depreciation) on futures contracts, forward foreign currency exchange contracts and swaps.
(h)	A portion of the security is pledged as collateral to the broker for forward foreign exchange contracts.

All securities are Level 2, unless otherwise noted in parentheses.

(1)	Level 1 security (See Note 5).
(3)	Level 3 security (See Note 5).

The following abbreviations are used in portfolio descriptions:

ADR - American Depositary Receipt

CVA - Dutch Certificate of Shares

REIT - Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2010	37

Schedule of Investments	December 31, 2010

AQR GLOBAL EQUITY FUND

Total return swap contracts outstanding as of December 31, 2010

COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
The Royal Bank of Scotland	Swiss Market Index	03/18/2011	$(34,190,041)	$493,528

Collateral is included for forward foreign currency exchange contracts, in the collateral listed below.

Open futures contracts outstanding at December 31, 2010:

NUMBER OF CONTRACTS	TYPE	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2010	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts:
316	Amsterdam Index	January 21, 2011	$29,760,193	$30,082,059	$321,866
461	CAC40 10 Euro	January 21, 2011	24,031,622	23,560,026	(471,596)
109	DAX Index	March 18, 2011	25,709,357	25,323,199	(386,158)
344	E-Mini S&P 500 Futures	March 18, 2011	21,194,773	21,551,600	356,827
173	FTSE 100 Index Futures	March 18, 2011	15,798,776	15,961,630	162,854
132	FTSE/MIB Index	March 18, 2011	18,215,165	17,889,971	(325,194)
55	IBEX 35 Index	January 21, 2011	7,420,420	7,224,314	(196,106)
6	SGX MSCI Singapore Index Futures	January 28, 2011	350,110	354,459	4,349

					(533,158)

Short Contracts:
70	Hang Seng Index	January 28, 2011	(10,192,034)	(10,364,500)	(172,466)
217	OMXS30 Index	January 21, 2011	(3,715,445)	(3,734,562)	(19,117)
68	S&P/Toronto Stock Exchange 60 Index	March 17, 2011	(10,354,809)	(10,499,230)	(144,421)
356	SPI 200	March 17, 2011	(43,540,859)	(43,151,530)	389,329
48	TOPIX Index	March 10, 2011	(5,214,721)	(5,302,756)	(88,035)

					(34,710)

					$(567,868)

Cash held as collateral with broker for futures contracts was $14,655,129 at December 31, 2010.

Forward foreign currency exchange contracts outstanding as of December 31, 2010:

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2010	UNREALIZED APPRECIATION (DEPRECIATION)
Australian Dollar, Expiring 03/16/11	The Royal Bank of Scotland	AUD	45,563,000	$43,411,004	$46,290,034	$2,879,030
Canadian Dollar, Expiring 03/16/11	The Royal Bank of Scotland	CAD	7,474,000	7,319,414	7,510,477	191,063
Swiss Franc, Expiring 03/16/11	The Royal Bank of Scotland	CHF	4,411,000	4,575,337	4,736,119	160,782
Danish Krone, Expiring 03/16/11	The Royal Bank of Scotland	DKK	1,384,000	246,983	249,098	2,115
Euro, Expiring 03/16/11	The Royal Bank of Scotland	EUR	451,000	599,956	604,944	4,988
British Pound, Expiring 03/16/11	The Royal Bank of Scotland	GBP	7,553,000	11,830,947	11,818,959	(11,988)
Hong Kong Dollar, Expiring 03/16/11	The Royal Bank of Scotland	HKD	9,084,000	1,170,459	1,169,249	(1,210)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2010	38

Schedule of Investments	December 31, 2010

AQR GLOBAL EQUITY FUND

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2010	UNREALIZED APPRECIATION (DEPRECIATION)
(continued)
Israeli Shekel, Expiring 03/16/11	The Royal Bank of Scotland	ILS	5,706,000	$1,553,182	$1,609,721	$56,539
Japanese Yen, Expiring 03/16/11	The Royal Bank of Scotland	JPY	1,148,164,000	13,913,596	14,167,307	253,711
Norwegian Krone, Expiring 03/16/11	The Royal Bank of Scotland	NOK	236,843,000	38,770,824	40,603,676	1,832,852
Swedish Krona, Expiring 03/16/11	The Royal Bank of Scotland	SEK	360,437,000	51,711,770	53,477,294	1,765,524
Singapore Dollar, Expiring 03/16/11	The Royal Bank of Scotland	SGD	463,000	353,879	361,421	7,542

				175,457,351	182,598,299	7,140,948

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2010	UNREALIZED APPRECIATION (DEPRECIATION)
Australian Dollar, Expiring 03/16/11	The Royal Bank of Scotland	AUD	(2,643,000)	$(2,630,517)	$(2,685,173)	$(54,656)
Canadian Dollar, Expiring 03/16/11	The Royal Bank of Scotland	CAD	(14,035,000)	(13,733,358)	(14,103,498)	(370,140)
Swiss Franc, Expiring 03/16/11	The Royal Bank of Scotland	CHF	(22,348,000)	(22,729,885)	(23,995,192)	(1,265,307)
Danish Krone, Expiring 03/16/11	The Royal Bank of Scotland	DKK	(8,811,000)	(1,558,251)	(1,585,841)	(27,590)
Euro, Expiring 03/16/11	The Royal Bank of Scotland	EUR	(41,447,000)	(54,543,392)	(55,594,517)	(1,051,125)
British Pound, Expiring 03/16/11	The Royal Bank of Scotland	GBP	(2,743,000)	(4,252,999)	(4,292,255)	(39,256)
Hong Kong Dollar, Expiring 03/16/11	The Royal Bank of Scotland	HKD	(5,114,000)	(658,039)	(658,251)	(212)
Israeli Shekel, Expiring 03/16/11	The Royal Bank of Scotland	ILS	(227,000)	(62,678)	(64,039)	(1,361)
Japanese Yen, Expiring 03/16/11	The Royal Bank of Scotland	JPY	(1,711,039,000)	(20,456,432)	(21,112,676)	(656,244)
Norwegian Krone, Expiring 03/16/11	The Royal Bank of Scotland	NOK	(22,255,000)	(3,570,829)	(3,815,333)	(244,504)
New Zealand Dollar, Expiring 03/16/11	The Royal Bank of Scotland	NZD	(31,364,000)	(23,225,124)	(24,363,659)	(1,138,535)
Swedish Krona, Expiring 03/16/11	The Royal Bank of Scotland	SEK	(532,000)	(77,973)	(78,932)	(959)
Singapore Dollar, Expiring 03/16/11	The Royal Bank of Scotland	SGD	(14,000)	(10,614)	(10,928)	(314)

				(147,510,091)	(152,360,294)	(4,850,203)

				$27,947,260	$30,238,005	$2,290,745

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2010	39

Schedule of Investments	December 31, 2010

AQR GLOBAL EQUITY FUND

Money Market fund investment is pledged as collateral to the broker for forward foreign exchange contracts in the amount of $59,700.

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

DKK - Danish Krone

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

ILS - Israeli Shekel

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

SGD - Singapore Dollar

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2010	40

Schedule of Investments	December 31, 2010

AQR INTERNATIONAL EQUITY FUND

COMMON STOCKS - 86.9%	SHARES	VALUE (Note 3)
Australia - 7.7%
AGL Energy Ltd.	25,094	$392,053
Alumina Ltd.	85,028	216,624
AMP Ltd.	10,692	57,983
Ansell Ltd.	107,298	1,396,711
ASX Ltd. (a)	5,817	224,720
Australia & New Zealand Banking Group Ltd.	122,242	2,926,188
AXA Asia Pacific Holdings Ltd.	35,273	228,286
Bank of Queensland Ltd.	19,807	211,387
Bendigo and Adelaide Bank Ltd.	4,075	41,591
BHP Billiton Ltd.	118,782	5,535,647
Boral Ltd.	70,433	349,189
Caltex Australia Ltd.	56,047	825,426
CFS Retail Property Trust REIT	69,740	125,772
Challenger Ltd.	156,509	755,127
Commonwealth Bank of Australia	35,177	1,831,837
Computershare Ltd.	15,439	170,543
CSL Ltd.	19,994	743,854
CSR Ltd.	59,287	102,068
Dexus Property Group REIT	186,006	151,539
DUET Group	191,223	330,281
Fairfax Media Ltd. (a)	315,385	453,237
Fortescue Metals Group Ltd. †	45,904	308,388
Foster’s Group Ltd.	275,777	1,606,699
Goodman Group REIT	193,631	128,967
GPT Group REIT	58,413	176,274
GPT Group - In Specie (3)†(b)	143,427	—
Leighton Holdings Ltd.	6,235	196,952
Lend Lease Group	21,131	186,989
Mirvac Group REIT	88,938	111,835
National Australia Bank Ltd.	105,612	2,567,949
Newcrest Mining Ltd.	28,545	1,186,611
OneSteel Ltd.	184,445	489,699
Origin Energy Ltd. (a)	33,140	566,295
OZ Minerals Ltd.	117,352	207,719
Pacific Brands Ltd. †	251,820	253,107
Paladin Energy Ltd. †(a)	24,740	124,968
Qantas Airways Ltd. †	99,772	259,775
Rio Tinto Ltd. (a)	23,105	2,027,687
Santos Ltd.	9,784	132,018
Stockland REIT	89,584	330,710
Suncorp Group Ltd.	142,126	1,254,359
TABCORP Holdings Ltd.	208,363	1,518,412
Tatts Group Ltd.	142,376	376,781
Telstra Corp. Ltd.	160,562	459,078
Transurban Group	37,755	198,645
UGL Ltd.	6,100	90,268
Wesfarmers Ltd.	27,381	900,833
Westfield Group REIT	84,935	833,794
Westfield Retail Trust REIT †	84,935	223,751
Westpac Banking Corp.	73,229	1,667,270

		35,455,896

Belgium - 0.2%
Anheuser-Busch InBev NV	7,392	424,029

	SHARES	VALUE (Note 3)
Belgium - 0.2% (continued)
Groupe Bruxelles Lambert SA	2,641	$223,081
KBC Groep NV †	3,393	116,063

		763,173

Bermuda - 0.0% (c)
Catlin Group Ltd.	43,157	250,511

Cayman Islands - 0.0% (c)
Sands China Ltd. †	72,000	158,262

China - 0.0% (c)
Foxconn International Holdings Ltd. †(a)	69,406	48,443
Yangzijiang Shipbuilding Holdings Ltd.	63,319	94,462

		142,905

Denmark - 1.6%
AP Moller - Maersk A/S, Class B	3	27,274
Coloplast A/S, Class B	7,590	1,035,735
Danske Bank A/S †	54,696	1,408,558
Novo Nordisk A/S, Class B	44,694	5,056,459

		7,528,026

Finland - 1.6%
Kesko OYJ B Shares, Class B	12,311	577,555
Kone OYJ, Class B	5,570	310,585
Nokia OYJ	73,103	760,231
Stora Enso OYJ R Shares (a)	273,203	2,822,591
UPM-Kymmene OYJ	105,655	1,880,385
Wartsila OYJ	12,860	983,829

		7,335,176

France - 8.1%
Accor SA	26,393	1,180,884
Arkema SA	15,891	1,150,444
BNP Paribas	64,714	4,137,580
Bouygues SA	19,596	849,053
Christian Dior SA	13,165	1,890,429
Compagnie de Saint-Gobain	26,563	1,373,508
Klepierre REIT	3,675	133,253
Legrand SA	40,178	1,645,289
L’Oreal SA	10,722	1,196,874
LVMH Moet Hennessy Louis Vuitton SA	6,597	1,090,818
Metropole Television SA	34,221	832,256
Natixis †	506,383	2,378,031
PPR	1,669	266,767
Rhodia SA	45,610	1,516,108
Safran SA	4,358	155,090
Sanofi-Aventis SA	15,188	977,534
Schneider Electric SA	3,120	469,635
SEB SA	3,699	386,194
Societe BIC SA	14,724	1,270,777
Thales SA	19,344	680,223
Total SA	120,598	6,448,548
Unibail-Rodamco SE REIT	3,619	719,366
Valeo SA †	55,452	3,159,586
Vivendi SA	73,040	1,981,403
Zodiac Aerospace	15,462	1,167,207

		37,056,857

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2010	41

Schedule of Investments	December 31, 2010

AQR INTERNATIONAL EQUITY FUND

	SHARES	VALUE (Note 3)
Germany - 7.8%
Adidas AG	21,660	$1,414,491
Allianz SE	17,348	2,069,299
Aurubis AG	7,693	452,907
BASF SE	44,493	3,564,600
Bayer AG	47,425	3,529,278
Daimler AG †	30,620	2,080,026
Deutsche Bank AG	20,349	1,068,345
Deutsche Boerse AG	5,256	364,567
Deutsche Lufthansa AG †	30,430	664,532
Deutsche Post AG	32,873	559,884
Deutsche Telekom AG	188,151	2,435,007
E.ON AG	40,607	1,244,955
Hannover Rueckversicherung AG (a)	23,501	1,265,650
Infineon Technologies AG †	112,051	1,048,556
K+S AG	9,989	755,846
MAN SE	16,292	1,948,084
Muenchener Rueckversicherungs AG	12,154	1,848,000
RWE AG	22,140	1,484,527
Siemens AG	42,638	5,302,483
SMA Solar Technology AG (a)	4,982	462,395
Software AG	4,595	676,170
Suedzucker AG	33,604	900,965
Tognum AG	18,031	476,513
United Internet AG	26,666	435,582

		36,052,662

Hong Kong - 2.4%
AIA Group Ltd. †	285,400	802,196
ASM Pacific Technology Ltd.	6,404	80,870
BOC Hong Kong Holdings Ltd.	201,053	683,611
Cheung Kong Holdings Ltd.	66,278	1,021,330
Cheung Kong Infrastructure Holdings Ltd.	14,827	67,875
CLP Holdings Ltd.	39,509	320,768
Hang Lung Group Ltd.	30,276	198,897
Hang Lung Properties Ltd.	128,000	598,209
Hang Seng Bank Ltd.	36,235	595,288
Hong Kong Exchanges and Clearing Ltd.	38,454	871,760
Hongkong Electric Holdings Ltd.	92,500	583,022
Hutchison Whampoa Ltd.	72,832	749,163
Hysan Development Co. Ltd.	86,000	404,623
Li & Fung Ltd.	41,668	241,732
Lifestyle International Holdings Ltd.	20,500	50,438
Link REIT/The REIT	81,382	252,659
Mongolia Energy Corp. Ltd. †	95,406	28,455
New World Development Ltd.	88,896	166,768
NWS Holdings Ltd.	39,000	59,183
PCCW Ltd.	131,000	57,935
Shanghai Industrial Urban Development Group Ltd. †	8	3
Sun Hung Kai Properties Ltd.	43,046	714,124
Swire Pacific Ltd., Class A	27,030	444,055
Television Broadcasts Ltd.	35,403	191,127
Wharf Holdings Ltd.	105,243	809,066
Wheelock & Co. Ltd.	124,621	503,866
Yue Yuen Industrial Holdings Ltd.	122,609	441,003

		10,938,026

	SHARES	VALUE (Note 3)
Ireland - 0.3%
Experian PLC	106,291	$1,329,444

Italy - 2.2%
Enel SpA	168,489	847,618
ENI SpA	255,085	5,612,731
Fiat SpA	53,479	1,110,344
Intesa Sanpaolo SpA	19,725	53,835
Mediaset SpA	111,019	674,991
Parmalat Finanziaria SpA (3)†(b)	45,800	—
Pirelli & C SpA	58,775	477,490
Saipem SpA	9,242	458,097
Telecom Italia SpA	793,791	1,033,948

		10,269,054

Japan - 19.2%
Aeon Co. Ltd. (a)	57,300	715,756
Aeon Mall Co. Ltd.	2,900	77,658
Aisin Seiki Co. Ltd.	30,400	1,072,312
Asahi Glass Co. Ltd.	149,413	1,739,470
Asahi Kasei Corp.	87,000	566,498
Astellas Pharma, Inc.	13,797	524,910
Bridgestone Corp.	43,900	845,916
Brother Industries Ltd.	19,300	285,145
Canon, Inc. (a)	21,715	1,116,566
Central Japan Railway Co.	120	1,004,183
Chubu Electric Power Co., Inc.	38,797	953,399
Cosmo Oil Co. Ltd.	187,000	611,338
Credit Saison Co. Ltd.	39,812	650,400
Daicel Chemical Industries Ltd.	193,000	1,405,920
Daido Steel Co. Ltd.	89,000	521,631
Daiichi Sankyo Co. Ltd.	32,600	712,762
Daito Trust Construction Co. Ltd.	2,787	190,670
Daiwa House Industry Co. Ltd.	17,295	212,080
Dentsu, Inc.	7,700	238,158
East Japan Railway Co.	23,613	1,533,835
FANUC Corp.	4,300	657,971
Fuji Heavy Industries Ltd.	173,721	1,341,104
FUJIFILM Holdings Corp.	39,843	1,436,596
Fujitsu Ltd.	183,635	1,273,621
Fukuoka Financial Group, Inc.	82,046	355,511
Hino Motors Ltd.	121,000	652,997
Hitachi High-Technologies Corp.	3,206	74,780
Hitachi Ltd.	242,000	1,286,166
Honda Motor Co. Ltd.	53,697	2,121,577
Hoya Corp.	30,263	732,502
IHI Corp.	514,000	1,142,362
Isuzu Motors Ltd.	304,000	1,375,129
ITOCHU Corp.	184,044	1,856,323
Itochu Techno-Solutions Corp.	15,200	569,242
Japan Real Estate Investment Corp. REIT	17	176,298
Japan Retail Fund Investment Corp. REIT	48	91,889
Japan Tobacco, Inc.	32	118,286
JFE Holdings, Inc.	17,247	598,621
JTEKT Corp.	32,970	387,261
JX Holdings, Inc.	84,695	573,734
Kaneka Corp.	82,625	571,466

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2010	42

Schedule of Investments	December 31, 2010

AQR INTERNATIONAL EQUITY FUND

	SHARES	VALUE (Note 3)
Japan - 19.2% (continued)
Kansai Electric Power Co., Inc./The	19,132	$472,267
Kao Corp.	7,085	190,609
KDDI Corp.	255	1,472,060
Kinden Corp.	84,564	780,079
Kobe Steel Ltd.	639,000	1,616,275
Komatsu Ltd.	21,138	636,854
Konica Minolta Holdings, Inc.	87,000	900,119
Kuraray Co. Ltd.	65,000	928,842
Kyocera Corp.	2,200	223,749
Makita Corp.	24,600	1,002,070
Marubeni Corp.	34,974	245,102
Maruichi Steel Tube Ltd.	23,400	496,700
Miraca Holdings, Inc.	19,106	767,767
Mitsubishi Chemical Holdings Corp.	85,000	574,765
Mitsubishi Electric Corp.	110,000	1,150,624
Mitsubishi Estate Co. Ltd.	46,020	851,397
Mitsubishi UFJ Financial Group, Inc.	323,091	1,743,972
Mitsui & Co. Ltd.	134,343	2,212,785
Mitsui Fudosan Co. Ltd.	28,205	561,122
Mitsui OSK Lines Ltd.	52,000	352,728
Mitsumi Electric Co. Ltd.	23,189	424,223
Mizuho Financial Group, Inc.	286,710	538,396
Mizuho Securities Co. Ltd.	66,185	188,926
Nippon Building Fund, Inc. REIT	19	194,922
Nippon Electric Glass Co. Ltd.	81,000	1,163,885
Nippon Kayaku Co. Ltd.	31,000	327,156
Nippon Meat Packers, Inc.	82,000	1,069,587
Nippon Shokubai Co. Ltd.	52,000	536,754
Nippon Telegraph & Telephone Corp.	19,019	866,991
Nishi-Nippon City Bank Ltd./The	31,737	96,093
Nisshin Seifun Group, Inc.	30,584	387,565
Nisshin Steel Co. Ltd.	93,000	206,631
Nitto Denko Corp.	19,683	924,115
Nomura Real Estate Holdings, Inc.	3,300	59,942
Nomura Real Estate Office Fund, Inc. REIT	10	72,221
NTT Data Corp.	281	970,072
NTT DoCoMo, Inc.	971	1,692,872
OJI Paper Co. Ltd.	96,000	463,783
Omron Corp.	14,937	394,057
ORIX Corp.	3,669	359,848
Osaka Gas Co. Ltd.	237,802	922,790
Rengo Co. Ltd.	24,299	164,639
Sapporo Hokuyo Holdings, Inc.	55,600	260,076
SBI Holdings, Inc.	600	90,576
Secom Co. Ltd.	2,273	107,514
Sega Sammy Holdings, Inc.	67,900	1,289,118
Seino Holdings Corp.	88,837	609,358
Sekisui Chemical Co. Ltd.	39,000	279,310
Sekisui House Ltd.	19,000	191,654
Seven & I Holdings Co. Ltd.	22,639	602,922
Shimizu Corp.	35,000	149,252
Showa Shell Sekiyu KK (a)	43,100	394,203
Softbank Corp.	25,300	873,270
Sojitz Corp.	339,162	742,392
Sony Corp.	71,471	2,558,815
Sumitomo Corp.	136,300	1,920,743

	SHARES	VALUE (Note 3)
Japan - 19.2% (continued)
Sumitomo Heavy Industries Ltd.	189,000	$1,210,173
Sumitomo Mitsui Financial Group, Inc.	44,536	1,578,545
Sumitomo Realty & Development Co. Ltd.	13,261	315,805
Sumitomo Trust & Banking Co. Ltd./The	27,075	169,793
Taisei Corp.	30,000	70,025
Takeda Pharmaceutical Co. Ltd.	54,981	2,703,818
Teijin Ltd.	78,000	332,433
Toho Co. Ltd.	4,000	64,203
Toho Gas Co. Ltd.	5,627	28,119
Tokai Rika Co. Ltd.	7,799	147,112
Tokio Marine Holdings, Inc.	38,500	1,144,936
Tokyo Gas Co. Ltd.	241,071	1,068,644
Tokyo Tatemono Co. Ltd.	14,000	64,595
Tokyu Land Corp.	26,483	132,664
Tosoh Corp.	236,000	765,054
Toyota Auto Body Co. Ltd.	19,457	362,668
Toyota Motor Corp.	66,953	2,638,598
USS Co. Ltd.	16,584	1,354,750
West Japan Railway Co.	82	306,386
Yamada Denki Co. Ltd.	8,630	587,725
Yamaha Corp.	19,700	243,467
Yamaha Motor Co. Ltd. †	40,000	649,790
Yamatake Corp.	4,437	104,846
Yamato Holdings Co. Ltd.	24,460	347,344

		88,038,093

Jersey, Channel Islands - 0.6%
Wolseley PLC †	79,442	2,553,807

Netherlands - 4.7%
Corio NV REIT	2,174	140,138
European Aeronautic Defence and Space Co. NV †	28,971	678,691
ING Groep NV CVA †	168,182	1,647,176
Koninklijke Ahold NV	129,789	1,721,269
Koninklijke DSM NV	50,073	2,865,507
Koninklijke Philips Electronics NV	78,133	2,404,744
Royal Dutch Shell PLC A Shares, Class A	134,779	4,518,989
Royal Dutch Shell PLC B Shares, Class B	169,535	5,637,696
Unilever NV CVA	59,667	1,868,768

		21,482,978

New Zealand - 0.0% (c)
Telecom Corp of New Zealand Ltd. (a)	18,537	31,141

Singapore - 1.6%
Ascendas Real Estate Investment Trust REIT	49,637	80,242
CapitaMall Trust REIT	71,994	109,695
Cosco Corp. Singapore Ltd.	138,000	230,743
DBS Group Holdings Ltd.	16,128	180,337
Fraser and Neave Ltd.	135,000	675,142
Jardine Cycle & Carriage Ltd.	11,066	316,096
Keppel Corp. Ltd.	62,571	553,091
Neptune Orient Lines Ltd. †(a)	305,000	519,376
Oversea-Chinese Banking Corp. Ltd.	156,479	1,206,888
SembCorp Industries Ltd.	32,017	128,395

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2010	43

Schedule of Investments	December 31, 2010

AQR INTERNATIONAL EQUITY FUND

	SHARES	VALUE (Note 3)
Singapore - 1.6% (continued)
SembCorp Marine Ltd.	121,000	$507,099
Singapore Airlines Ltd.	21,000	251,032
Singapore Exchange Ltd. (a)	29,472	193,633
Singapore Press Holdings Ltd.	131,000	407,428
Singapore Technologies Engineering Ltd.	63,265	168,881
Singapore Telecommunications Ltd.	304,524	724,952
StarHub Ltd.	1,988	4,090
United Overseas Bank Ltd.	59,097	840,149
UOL Group Ltd.	18,000	66,814

		7,164,083

Spain - 3.5%
Banco Bilbao Vizcaya Argentaria SA	152,295	1,558,168
Banco Santander SA	491,960	5,262,801
Endesa SA (a)	56,918	1,480,622
Inditex SA	46,833	3,519,365
Repsol YPF SA	64,158	1,803,703
Telefonica SA	103,688	2,376,486

		16,001,145

Sweden - 2.8%
Boliden AB	89,218	1,818,475
Investor AB B Shares, Class B	19,364	414,528
NCC AB, Class B	25,911	571,036
Scania AB B Shares, Class B	143,187	3,297,406
Tele2 AB B Shares, Class B	220,860	4,584,222
Volvo AB B Shares, Class B †	136,146	2,399,319

		13,084,986

Switzerland - 7.6%
ABB Ltd. †	198,004	4,434,770
Clariant AG †	26,447	537,547
Compagnie Financiere Richemont SA, Class A	48,078	2,835,966
Nestle SA	142,933	8,399,592
Novartis AG	112,428	6,638,733
Roche Holding AG	31,146	4,579,986
Sulzer AG	12,242	1,873,464
UBS AG †	105,229	1,733,095
Xstrata PLC	153,966	3,663,754

		34,696,907

United Kingdom - 15.0%
Anglo American PLC	22,708	1,192,912
Associated British Foods PLC	35,727	662,347
AstraZeneca PLC	79,641	3,644,861
Aviva PLC	255,557	1,577,480
Barclays PLC	325,648	1,351,528
BHP Billiton PLC	85,688	3,461,878
BP PLC	816,873	6,046,452
British American Tobacco PLC	104,266	4,027,569
British Land Co. PLC REIT	29,205	240,737
British Sky Broadcasting Group PLC	44,987	519,261
BT Group PLC	975,377	2,781,925
Burberry Group PLC	53,720	948,097
Centrica PLC	911,245	4,741,297
Daily Mail & General Trust PLC, Class A	41,282	371,573
Dixons Retail PLC †	43,714	15,752

	SHARES	VALUE (Note 3)
United Kingdom - 15.0% (continued)
GlaxoSmithKline PLC	177,478	$3,456,280
HSBC Holdings PLC	442,253	4,538,895
IMI PLC	58,065	860,706
Imperial Tobacco Group PLC	17,525	540,978
Investec PLC	163,166	1,349,861
ITV PLC †	1,040,724	1,145,944
J Sainsbury PLC	36,239	213,795
Kingfisher PLC	408,288	1,689,107
Land Securities Group PLC REIT	24,126	255,564
Legal & General Group PLC	478,485	727,733
Lloyds Banking Group PLC †	2,714,734	2,814,211
Mondi PLC	280,485	2,265,669
Next PLC	3,144	97,510
Old Mutual PLC	138,247	267,343
Rio Tinto PLC	53,849	3,854,581
Rolls-Royce Group PLC †	62,372	610,262
Rolls-Royce Group PLC, Class C (3)†(b)	5,323,584	8,335
Royal Bank of Scotland Group PLC †	1,471,653	907,569
Segro PLC REIT	49,428	222,255
Stagecoach Group PLC	49,172	163,524
Tate & Lyle PLC	127,083	1,034,125
Tesco PLC	238,989	1,591,408
Unilever PLC	20,202	623,138
Vodafone Group PLC	2,882,258	7,598,166
WH Smith PLC	55,209	422,736

		68,843,364

TOTAL COMMON STOCKS (cost $342,587,756)		399,176,496

PREFERRED STOCKS - 0.4%

Germany - 0.2%
Volkswagen AG	6,683	1,090,842

Switzerland - 0.2%
Schindler Holding AG	7,196	853,903

TOTAL PREFERRED STOCKS (cost $991,222)		1,944,745

MONEY MARKET FUNDS - 10.0%
Dreyfus Institutional Cash Advantage Fund, Class I, 0.180% (d)	860	860
J.P. Morgan Prime Money Market Fund - Capital Shares, 0.130% (d)(e)	45,794,801	45,794,801

TOTAL MONEY MARKET FUNDS
(cost $45,795,661; includes $7,149,866 of cash collateral received for securities on loan)		45,795,661

TOTAL INVESTMENTS - 97.3% (cost $389,374,639)		446,916,902

OTHER ASSETS IN EXCESS OF LIABILITIES - 2.7% (f)		12,323,298

NET ASSETS - 100.0%		$459,240,200

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2010	44

Schedule of Investments	December 31, 2010

AQR INTERNATIONAL EQUITY FUND

SECTOR	VALUE	% OF NET ASSETS
Consumer Discretionary	$50,970,862	11.1%
Consumer Staples	29,374,671	6.4
Energy	33,782,652	7.3
Financials	76,004,092	16.5
Health Care	35,768,689	7.8
Industrials	65,525,483	14.3
Information Technology	14,638,359	3.2
Materials	53,126,054	11.5
Telecommunication Services	26,992,143	5.9
Utilities	14,938,236	3.3
Money Market Funds	45,795,661	10.0

Total Investments	446,916,902	97.3
Other Assets in Excess of Liabilities (f)	12,323,298	2.7

Net Assets	$459,240,200	100.0%

†	Non income-producing security.
(a)	All or a portion of the security on loan. The aggregate market value of such securities is $6,868,811; cash collateral of $7,149,866 was received with which the Fund purchased a money market fund.
(b)	Security fair valued at December 31, 2010.
(c)	Represents less than 0.05 percent of net assets.
(d)	Represents annualized seven-day yield as of December 31, 2010.
(e)	Represents security, or portion thereof, purchased with the cash collateral received for securities on loan.
(f)	Includes appreciation(depreciation) on futures contracts, forward foreign currency exchange contracts and swaps.

All securities are Level 2, unless otherwise noted in parentheses.

(3)	Level 3 security (See Note 5).

The following abbreviations are used in portfolio descriptions:

CVA - Dutch Certificate of Shares

REIT - Real Estate Investment Trust

Total return swap contracts outstanding as of December 31, 2010

COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
The Royal Bank of Scotland	Swiss Market Index	3/18/2011	$(30,248,177)	$439,723

Collateral is included in the collateral for forward foreign currency exchange contracts.

Open futures contracts outstanding at December 31, 2010:

NUMBER OF CONTRACTS	TYPE	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2010	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts:
443	Amsterdam Index	January 21, 2011	$41,721,467	$42,172,000	$450,533
700	CAC40 10 Euro	January 21, 2011	36,486,606	35,774,443	(712,163)
118	DAX Index	March 18, 2011	27,828,982	27,414,105	(414,877)
185	FTSE 100 Index Futures	March 18, 2011	16,897,605	17,068,795	171,190
215	FTSE/MIB Index	March 18, 2011	29,661,574	29,138,969	(522,605)
2	IBEX 35 Index	January 21, 2011	269,833	262,702	(7,131)
11	SGX MSCI Singapore Index Futures	January 28, 2011	641,715	649,842	8,127

					(1,026,926)

Short Contracts:
68	Hang Seng Index	January 28, 2011	(9,901,211)	(10,068,372)	(167,161)
710	OMXS30 Index	January 21, 2011	(12,156,747)	(12,219,074)	(62,327)
275	SPI 200	March 17, 2011	(33,635,602)	(33,333,345)	302,257
174	TOPIX Index	March 10, 2011	(18,917,970)	(19,222,489)	(304,519)

					(231,750)

					$(1,258,676)

Cash held as collateral with broker for futures contracts was $15,310,150 at December 31, 2010.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2010	45

Schedule of Investments	December 31, 2010

AQR INTERNATIONAL EQUITY FUND

Forward foreign currency exchange contracts outstanding as of December 31, 2010:

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2010	UNREALIZED APPRECIATION (DEPRECIATION)
Australian Dollar, Expiring 03/16/11	The Royal Bank of Scotland	AUD	68,926,100	$65,736,659	$70,025,930	$4,289,271
Swiss Franc, Expiring 03/16/11	The Royal Bank of Scotland	CHF	3,630,000	3,746,929	3,897,555	150,626
Danish Krone, Expiring 03/16/11	The Royal Bank of Scotland	DKK	31,000	5,431	5,579	148
Euro, Expiring 03/16/11	The Royal Bank of Scotland	EUR	986,000	1,316,375	1,322,561	6,186
British Pound, Expiring 03/16/11	The Royal Bank of Scotland	GBP	6,308,300	9,819,784	9,871,250	51,466
Hong Kong Dollar, Expiring 03/16/11	The Royal Bank of Scotland	HKD	22,769,000	2,933,772	2,930,716	(3,056)
Israeli Shekel, Expiring 03/16/11	The Royal Bank of Scotland	ILS	13,534,000	3,684,060	3,818,080	134,020
Japanese Yen, Expiring 03/16/11	The Royal Bank of Scotland	JPY	1,186,035,000	14,298,662	14,634,601	335,939
Norwegian Krone, Expiring 03/16/11	The Royal Bank of Scotland	NOK	332,142,000	54,328,522	56,941,462	2,612,940
Swedish Krona, Expiring 03/16/11	The Royal Bank of Scotland	SEK	527,540,000	75,559,551	78,270,021	2,710,470
Singapore Dollar, Expiring 03/16/11	The Royal Bank of Scotland	SGD	928,000	708,367	724,638	16,271

				232,138,112	242,442,393	10,304,281

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2010	UNREALIZED APPRECIATION (DEPRECIATION)
Australian Dollar, Expiring 03/16/11	The Royal Bank of Scotland	AUD	(9,121,000)	$(9,047,817)	$(9,266,541)	$(218,724)
Swiss Franc, Expiring 03/16/11	The Royal Bank of Scotland	CHF	(32,105,800)	(32,115,306)	(34,472,203)	(2,356,897)
Danish Krone, Expiring 03/16/11	The Royal Bank of Scotland	DKK	(16,587,000)	(2,934,626)	(2,985,397)	(50,771)
Euro, Expiring 03/16/11	The Royal Bank of Scotland	EUR	(55,567,600)	(73,018,371)	(74,535,045)	(1,516,674)
British Pound, Expiring 03/16/11	The Royal Bank of Scotland	GBP	(9,774,000)	(15,252,507)	(15,294,387)	(41,880)
Hong Kong Dollar, Expiring 03/16/11	The Royal Bank of Scotland	HKD	(7,259,000)	(934,029)	(934,345)	(316)
Israeli Shekel, Expiring 03/16/11	The Royal Bank of Scotland	ILS	(658,000)	(181,492)	(185,628)	(4,136)
Japanese Yen, Expiring 03/16/11	The Royal Bank of Scotland	JPY	(3,825,174,200)	(45,747,513)	(47,199,195)	(1,451,682)
Norwegian Krone, Expiring 03/16/11	The Royal Bank of Scotland	NOK	(7,433,000)	(1,192,630)	(1,274,292)	(81,662)
Swedish Krona, Expiring 03/16/11	The Royal Bank of Scotland	SEK	(7,455,000)	(1,095,777)	(1,106,083)	(10,306)
Singapore Dollar, Expiring 03/16/11	The Royal Bank of Scotland	SGD	(96,000)	(72,821)	(74,939)	(2,118)

				(181,592,889)	(187,328,055)	(5,735,166)

				$50,545,223	$55,114,338	$4,569,115

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2010	46

Schedule of Investments	December 31, 2010

AQR INTERNATIONAL EQUITY FUND

Cash pledged as collateral by the broker for forward foreign exchange contracts in the amount of $2,720,000.

AUD - Australian Dollar

CHF - Swiss Franc

DKK - Danish Krone

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

ILS - Israeli Shekel

JPY - Japanese Yen

NOK - Norwegian Krone

SEK - Swedish Krona

SGD - Singapore Dollar

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2010	47

Schedule of Investments	December 31, 2010

AQR DIVERSIFIED ARBITRAGE FUND

LONG INVESTMENTS - 126.2%	SHARES	VALUE (Note 3)
COMMON STOCKS - 49.8%

Consumer Discretionary - 9.4%
AutoChina International Ltd. (China) †	59,429	$1,542,777
Cablevision Systems Corp., Class A	69,766	2,360,881
Caribou Coffee Co., Inc. †	73,839	744,297
CBS Corp., Class A	9,650	183,639
China Networks International Holdings Ltd. (3)†(a)	432,416	52,971
China XD Plastics Co. Ltd. (China) †	366,664	1,972,652
Comcast Corp., Class A	1,201,128	24,995,474
Discovery Communications, Inc., Class C †	480,733	17,638,094
Dollar General Corp. †	74,178	2,275,039
Emmis Communications Corp., Class A †	578,313	439,518
Express, Inc.	56,156	1,055,733
Fuel Systems Solutions, Inc. †	23,089	678,355
Jo-Ann Stores, Inc. †	92,600	5,576,372
Kandi Technologies Corp. (China) (2)†	392,493	2,068,438
Lennar Corp. B Shares, Class B	204,766	3,188,207
Liberty Global, Inc. †	697,519	23,638,919
Lincoln Educational Services Corp.	35,000	542,850
Madison Square Garden, Inc., Class A †	95,148	2,452,915
Mediacom Communications Corp., Class A †	599,684	5,073,327
News Corp., Class A	720,732	10,493,858
Playboy Enterprises, Inc., Class B †	364,462	1,902,492
Valuevision Media, Inc., Class A †	74,977	458,109
VCG Holding Corp. †	34,604	75,437
Viacom, Inc., Class B	71,249	2,822,173
Vitamin Shoppe, Inc. †	24,077	809,950

		113,042,477

Consumer Staples - 2.0%
Alberto-Culver Co. (c)	241,249	8,935,863
Celsius Holdings, Inc. †	184,456	77,471
Central Garden and Pet Co. †	583,483	5,741,473
Del Monte Foods Co.	362,871	6,821,975
Embotelladora Andina SA, Class A ADR (Chile)	10,000	238,000
Green Mountain Coffee Roasters, Inc. †	31,981	1,050,896
Molson Coors Brewing Co., Class B	4,626	232,179
SkyPeople Fruit Juice, Inc. (China) †	152,332	705,297

		23,803,154

Energy - 3.0%
Baker Hughes, Inc.	400	22,868
C&J Energy Services, Inc. 144A (3)†(a)	77,733	777,330
CIC Energy Corp./Bahamas (Bahamas) †	103,593	717,275
Cloud Peak Energy, Inc. †	152,119	3,533,724
Concho Resources, Inc./Midland TX †	11,246	985,937
EXCO Resources, Inc.	217,200	4,218,024
Gastar Exploration Ltd. †	26,289	113,043
International Coal Group, Inc. †	337,845	2,614,920
Kodiak Oil & Gas Corp. †	5,633	37,178
McDermott International, Inc. †	138,907	2,873,986
Omega Navigation Enterprises, Inc., Class A (Greece) †	276,761	354,254
Petrobank Energy & Resources Ltd. (Canada) †(b)	15,530	394,638

	SHARES	VALUE (Note 3)
Energy - 3.0% (continued)
Petrominerales Ltd. (Canada)	9,535	$318,215
QEP Resources, Inc.	68,934	2,502,994
Scorpio Tankers, Inc. (Monaco) †	54,000	545,940
Seadrill Ltd. (Bermuda)	143,305	4,860,906
SilverBirch Energy Corp. (Canada) †(b)	5,359	38,400
Storm Resources Ltd. (Canada) †	3,914	15,756
T-3 Energy Services, Inc. †	256,823	10,229,260
Uranium Energy Corp. †	233,188	1,408,455

		36,563,103

Financials - 9.1%
57th Street General Acquisition Corp. †	292,050	2,818,282
American Capital Agency Corp. REIT	80,000	2,299,200
Ashford Hospitality Trust, Inc. REIT †	131,385	1,267,865
Australia Acquisition Corp. (Australia) †(c)	612,000	5,722,200
Cazador Acquisition Corp. Ltd. (Cayman Islands) †	319,668	3,167,910
CBOE Holdings, Inc.	11,600	265,176
Center Financial Corp. †	96,473	731,265
Chatham Lodging Trust REIT	1,425	24,581
Compass Diversified Holdings	2,493	44,101
Cypress Sharpridge Investments, Inc. REIT	145,010	1,872,079
Dynex Capital, Inc. REIT	149,334	1,630,727
Equity One, Inc. REIT	74,976	1,363,064
European CleanTech SE, Class A (Luxembourg) (2)†	621,000	7,914,474
First American Financial Corp.	47,677	712,294
First Horizon National Corp. †	56,308	663,308
First Mercury Financial Corp.	331,762	5,440,897
FlatWorld Acquisition Corp. (Virgin Islands, British) †	219,450	2,209,862
Golub Capital BDC, Inc.	19,950	341,544
Green Dot Corp., Class A †	33,797	1,917,642
HCP, Inc. REIT	45,750	1,683,142
Helikos SE (Luxembourg) (2)†	72,000	932,634
Hicks Acquisition Co. II, Inc. †	810,000	8,262,000
Huntington Bancshares, Inc./OH	375,384	2,578,888
IFM Investments Ltd. ADR (China) †	21,000	105,000
Invesco Mortgage Capital, Inc. REIT	105,107	2,295,537
Janus Capital Group, Inc.	2,500	32,425
JWC Acquisition Corp. †	1,032,750	10,482,412
KKR Financial Holdings LLC	269,846	2,509,568
L&L Acquisition Corp. †	306,000	3,053,880
Lexington Realty Trust REIT	300,306	2,387,433
Loews Corp.	7,700	299,607
Marshall & Ilsley Corp.	813,973	5,632,693
Mercer Insurance Group, Inc.	98,872	2,767,427
NewAlliance Bancshares, Inc.	904,621	13,551,223
Patriot National Bank (3)†(a)(b)	2,000,000	2,167,200
Rome Bancorp, Inc.	23,194	278,792
Santa Monica Media Corp. (3)†(a)	15,377	—
Senior Housing Properties Trust REIT	111,513	2,446,595
SLM Corp. †	57,250	720,778
SP Acquisition Holdings, Inc. (3)†(a)	27,000	—
Sports Properties Acquisition Corp. (3)†(a)	35,850	—
Starwood Property Trust, Inc. REIT	74,258	1,595,062
Student Loan Corp./The	11,558	374,942

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2010	48

Schedule of Investments	December 31, 2010

AQR DIVERSIFIED ARBITRAGE FUND

	SHARES	VALUE (Note 3)
Financials - 9.1% (continued)
Tower Bancorp, Inc.	10,441	$230,120
Trian Acquisition I Corp. (3)†(a)	15,200	—
Two Harbors Investment Corp. REIT	17,500	171,325
Webster Financial Corp.	131,248	2,585,586
Whitney Holding Corp./LA	85,740	1,213,221
Wilber Corp.	110,948	1,120,575
Wilmington Trust Corp.	4,364	18,940

		109,903,476

Health Care - 4.3%
Access Pharmaceuticals, Inc. †(c)	228,024	565,500
ADAM, Inc. †(c)	131,600	946,204
Adcare Health Systems, Inc. †(c)	42,948	168,356
Alcon, Inc. (Switzerland) (c)	30,000	4,902,000
American Surgical Holdings, Inc. (2)	15,747	44,407
BMP Sunstone Corp. †	568,803	5,636,838
Caraco Pharmaceutical Laboratories Ltd. †	11,906	54,053
China Cord Blood Corp. (Hong Kong) †	26,127	104,769
Cormedix, Inc. †	150,800	274,456
Crucell NV ADR (Netherlands) †	95,289	2,981,593
CryoPort, Inc. †	571,428	342,857
Cypress Bioscience, Inc. †	764,323	4,952,813
Dionex Corp. †	40,878	4,824,013
DynaVox, Inc., Class A †	34,800	178,524
Eurand NV (Netherlands) †	527,035	6,234,824
Genzyme Corp. †	38,400	2,734,080
Indevus Pharmaceuticals, Inc. (3)†(a)	6,006	4,625
Insulet Corp. †	89,949	1,394,209
King Pharmaceuticals, Inc. †	312,729	4,393,842
Lannett Co., Inc. †	73,808	412,587
Martek Biosciences Corp. †	915	28,639
Momenta Pharmaceuticals, Inc. †	168,654	2,524,750
ReGeneRx Biopharmaceuticals, Inc. †	217,790	47,914
Rosetta Genomics Ltd. (Israel) †	382,500	361,960
St Jude Medical, Inc. †	46,460	1,986,165
Tenet Healthcare Corp. †	327,600	2,191,644
Tengion, Inc. †	26,320	66,853
WuXi PharmaTech Cayman, Inc. ADR (China) †	148,246	2,392,690
YM Biosciences, Inc. (Canada) †	375,384	874,645

		51,625,810

Industrials - 6.2%
Advanced Battery Technologies, Inc. †	965,000	3,715,250
AirTran Holdings, Inc. †	586,876	4,337,014
Allied Defense Group, Inc. †(c)	190,011	636,537
Applied Signal Technology, Inc.	63,880	2,420,413
Babcock & Wilcox Co. †	81,251	2,079,213
Baldor Electric Co.	156,445	9,862,293
Baltic Trading Ltd.	40,500	413,505
Bucyrus International, Inc.	88,570	7,918,158
CAI International, Inc. †	38,204	748,798
China Dredging Group Co. Ltd. (Switzerland) (2)†	1,000,000	5,000,000
China Electric Motor, Inc. (China) †	2,400	10,848
Dollar Thrifty Automotive Group, Inc. †	196,324	9,278,272
Douglas Dynamics, Inc.	15,722	238,188

	SHARES	VALUE (Note 3)
Industrials - 6.2% (continued)
Dynamex, Inc. †	147,458	$3,651,060
Fushi Copperweld, Inc. (China) †	199,075	1,767,786
Greenbrier Cos., Inc. †	13,291	278,978
Harbin Electric, Inc. (China) †	172,921	3,000,179
Hardinge, Inc.	74,385	724,510
HEICO Corp., Class A	177,853	6,637,474
Hubbell, Inc., Class A	2,194	124,290
Ladish Co., Inc. †	189,029	9,188,700
RCM Technologies, Inc. †	265,735	1,233,010
Regulus Resources, Inc. (Canada) †	85,723	98,349
Rush Enterprises, Inc., Class B †	1,000	17,980
Sapphire Industry Corp. (3)†(a)	25,025	—
X-TAL Minerals Corp. (Canada) †	775,282	1,365,414

		74,746,219

Information Technology - 8.6%
Art Technology Group, Inc. †	1,236,533	7,394,467
Authentidate Holding Corp. †	1,274,704	567,243
Authentidate Holding Corp. ADR (3)†(a)	218,000	321,648
AutoNavi Holdings Ltd. ADR (China) †	6,960	111,569
Avago Technologies Ltd. (Singapore) (c)	43,879	1,249,235
BroadSoft, Inc. †	36,536	872,480
Camelot Information Systems, Inc. ADR (China) †	47,756	1,142,324
Changyou.com Ltd. ADR (China) †	29,325	836,056
CommScope, Inc. †	189,450	5,914,629
CoreLogic, Inc.	47,677	882,978
CPI International, Inc. †	252,140	4,878,909
Dice Holdings, Inc. †	203,772	2,924,128
Equinix, Inc. †	7,162	581,984
Funtalk China Holdings Ltd. (China) †	9,832	55,747
GigOptix, Inc. †	200,477	551,312
hiSoft Technology International Ltd. ADR (China) †	700	21,140
Hypercom Corp. †	862,503	7,219,150
Intel Corp.	9,520	200,206
IntraLinks Holdings, Inc. †	89,126	1,667,547
Kemet Corp. †	213,461	3,112,261
L-1 Identity Solutions, Inc. †	382,847	4,559,708
LTX-Credence Corp. †	457,062	3,382,259
Magic Software Enterprises Ltd. (Israel)	239,007	1,477,063
McAfee, Inc. †	191,089	8,849,332
Micron Technology, Inc. †	31,163	249,927
Molex, Inc., Class A	578,121	10,909,143
Motorola Solutions, Inc. †	977,392	8,864,945
NaviSite, Inc. †	407,977	1,505,435
Novell, Inc. †	1,625,362	9,622,143
NU Horizons Electronics Corp. †	220,422	1,536,341
Occam Networks, Inc. †	498,974	4,326,105
Orckit Communications Ltd. (Israel) †	15,174	44,308
RAE Systems, Inc. †	477,177	768,255
RealPage, Inc. †	84,516	2,614,080
Sonic Solutions, Inc. †	85,847	1,287,705
SS&C Technologies Holdings, Inc. †	32,400	664,524
Telestone Technologies Corp. (China) †	115,818	1,229,987
Tessco Technologies, Inc.	56,321	898,320
Voltaire Ltd. (Israel) †	107,907	933,396

		104,227,989

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2010	49

Schedule of Investments	December 31, 2010

AQR DIVERSIFIED ARBITRAGE FUND

	SHARES	VALUE (Note 3)
Materials - 3.8%
Airgas, Inc.	57,200	$3,572,712
Aurcana Corp. (Canada) †	1,246,774	978,699
BHP Billiton plc ADR (United Kingdom)	155,985	12,556,793
CF Industries Holdings, Inc.	1	135
Edgewater Exploration Ltd. (Canada) †(b)	500,000	649,122
Goldcorp, Inc. (Canada)	215,145	9,933,946
Graham Packaging Co., Inc. †	10,750	140,180
Metals USA Holdings Corp. †	61,600	938,784
Monsanto Co.	3,820	266,025
Noranda Aluminum Holding Corp. †	122,380	1,786,748
Puda Coal, Inc. (China) †	200,959	2,863,666
Rock of Ages Corp. †	2,597	13,582
Rockwood Holdings, Inc. †	63,749	2,493,861
TriStar Gold, Inc. (Canada) †	183,521	107,122
Uni-Pixel, Inc. †	38,764	282,977
Western Coal Corp. (Canada) †	779,693	9,651,511

		46,235,863

Telecommunication Services - 1.9%
IDT Corp.	37,707	965,676
Qwest Communications International, Inc.	1,734,901	13,202,597
Syniverse Holdings, Inc. †	197,796	6,102,006
Telephone & Data Systems, Inc. Special Shares	101,584	3,201,928

		23,472,207

Utilities - 1.5%
Allegheny Energy, Inc.	421,534	10,217,984
China Hydroelectric Corp. ADR (China) †	24,500	181,055
Nicor, Inc.	99,899	4,986,958
Pennichuck Corp.	32,806	897,572
Questar Corp.	68,934	1,200,141

		17,483,710

TOTAL COMMON STOCKS (cost $568,430,375)		601,104,008

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2010	50

Schedule of Investments	December 31, 2010

AQR DIVERSIFIED ARBITRAGE FUND

CONVERTIBLE PREFERRED STOCKS - 2.7%	MOODY’S RATING* (UNAUDITED)				SHARES	VALUE (Note 3)
Consumer Discretionary - 0.1%
Beazer Homes USA, Inc., $25.00 par, 7.250%	NR				52,875	$1,246,264

Consumer Staples - 0.8%
Bunge Ltd., Perpetual (Bermuda), $100.00 par, 4.875%	Ba1				15,000	1,410,000
Universal Corp., Perpetual, $1,000.00 par, 6.750%	BB	**			8,350	8,425,150

						9,835,150

Energy - 0.2%
Energy XXI Bermuda Ltd., Perpetual (Bermuda), $250.00 par, 5.625% (2)†	NR				1,200	376,875
Superior Well Services, Inc., Perpetual, Series A, $1,000.00 par, 4.000% (2)	NR				1,169	1,083,523
Whiting Petroleum Corp., Perpetual, $100.00 par, 6.250%	B	**			1,144	316,670

						1,777,068

Financials - 1.3%
Boston Private Capital Trust I, $50.00 par, 4.875%	NR				3,750	103,359
Dole Food Automatic Common Exchange 144A, $12.50 par, 7.000% †(b)	NR				3,750	47,930
MF Global Holdings Ltd., Perpetual, $100.00 par, 9.750%	NR				19,550	2,370,437
SLM Corp., Perpetual, Series A, $50.00 par, 6.970%	Ba3				12,500	535,000
Sovereign Capital Trust IV, $50.00 par, 4.375%	Baa3				243,634	9,988,994
UBS AG (Switzerland), $25.00 par, 9.375% (2)†	NR				26,000	706,940
UBS AG (Switzerland), $100.00 par, 6.750% †	NR				21,500	644,355
Wells Fargo & Co., Perpetual, Series L, $1,000.00 par, 7.500%	Baa				3 500	500,275
Wintrust Financial Corp., $50.00 par, 7.500% (2)†	NR				24,300	1,343,839

						16,241,129

Industrials - 0.2%
Kansas City Southern, Perpetual, $1,000.00 par, 5.125%	B-	**			1,275	1,989,000
Timberjack Corp. (3)†(a) $188,000 par, 8.000%	NR				188,000	580,905

						2,569,905

Utilities - 0.1%
PPL Corp., $50.00 par, 9.500%	NR				22,650	1,245,070

TOTAL CONVERTIBLE PREFERRED STOCKS (cost $30,303,979)						32,914,586

CORPORATE BONDS - 19.2%			INTEREST RATE	MATURITY DATE	PRINCIPAL AMOUNT (000’S)
Communications - 1.8%
Clear Channel Communications, Inc. (2)(c)	Ca		6.250%	03/15/11	$425	$423,938
Global Crossing UK Finance plc (United Kingdom) (2)	B3		10.750%	12/15/14	1,835	1,899,225
Interactive Network, Inc./FriendFinder Networks Inc 144A (2)(b)(c)	B	**	14.000%	09/30/13	1,110	1,148,850
Primus Telecommunications Holding, Inc./Primus Telecommunications Canada Inc 144A (2)(b)	Caa1		13.000%	12/15/16	3,425	3,716,125
Securus Technologies, Inc. (2)	NR		17.000%	05/30/15	1,850	1,831,500
Securus Technologies, Inc. (2)	NR		17.000%	07/30/15	1,800	1,782,000
Sprint Capital Corp. (2)	Ba3		7.625%	01/30/11	4,850	4,862,125
WCP Wireless Site Funding LLC/WCP Wireless Site RE Funding LLC 144A (2)(b)	NR		6.829%	11/15/15	3,325	3,187,028
WCP Wireless Site Funding LLC/WCP Wireless Site RE Funding LLC 144A (2)(b)	NR		9.247%	11/15/15	3,000	2,856,262

						21,707,053

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2010	51

Schedule of Investments	December 31, 2010

AQR DIVERSIFIED ARBITRAGE FUND

	MOODY’S RATING* (UNAUDITED)		INTEREST RATE	MATURITY DATE	PRINCIPAL AMOUNT (000’S)	VALUE (Note 3)
Consumer Discretionary - 3.2%
American Airlines Equipment Trust 1990, Series B (2)	Caa1		10.500%	09/15/11	$2,575	$2,597,531
American Airlines Pass Through Trust 2001-01, Series 2001-1, Class A-2 (2)	B2		6.817%	05/23/11	1,530	1,544,535
American Airlines Pass Through Trust 2001-02, Series 2001-2, Class A-2 (2)	Ba1		7.858%	10/01/11	925	962,000
AmeriQual Group LLC and AmeriQual Finance Corp. 144A (2)(b)(c)	Caa2		9.000%	04/01/12	2,765	2,709,700
AMR Corp., Series B MTN (2)	CCC+	**	10.400%	03/10/11	1,960	1,977,150
Baker & Taylor, Inc. 144A (2)(b)(c)	B3		11.500%	07/01/13	3,250	2,656,875
Brookstone Co., Inc. 144A (2)(b)(c)	CCC+	**	13.000%	10/15/14	516	476,010
China Networks International Holdings Ltd. (BRITISH VIRGIN) (2)	NR		10.000%	04/30/16	750	750,000
Delta Air Lines 2001-1 Class B Pass Through Trust, Series 2001-1, Class B (2)	NR		7.711%	09/18/11	1,890	1,937,250
Dollar General Corp. (2)	B1		10.625%	07/15/15	3,650	3,969,375
GameStop Corp./GameStop, Inc. (2)	Ba1		8.000%	10/01/12	1,083	1,107,367
Mandalay Resort Group (2)(c)	Caa1		6.375%	12/15/11	3,575	3,597,344
Pegasus Solutions, Inc. 144A (2)(b)(d)	NR		13.000%	04/15/14	2,941	2,529,346
Sally Holdings LLC/Sally Capital, Inc. (2)(c)	B3		9.250%	11/15/14	5,500	5,775,000
SouthPeak Interactive Corp. (3)(a)	NR		10.000%	07/19/13	2,500	1,341,795
Unifi, Inc. (2)	Caa1		11.500%	05/15/14	3,600	3,816,000
Valassis Communications, Inc. (2)(c)	Ba3		8.250%	03/01/15	824	862,110

						38,609,388

Consumer Staples - 0.5%
Great Atlantic & Pacific Tea Co. 144A (2)(b)(e)	NR		11.375%	08/01/15	3,555	3,199,500
North Atlantic Trading Co. 144A (2)(b)(c)	NR		10.000%	03/01/12	1,940	1,823,600
Vector Group Ltd. 144A (2)(b)	B1		11.000%	08/15/15	1,700	1,746,750

						6,769,850

Energy - 2.3%
Black Elk Energy Offshore Operations LLC and Black Elk Finance Corp., Series AI 144A (2)(b)	Caa2		13.750%	12/01/15	5,800	5,771,000
Compton Petroleum Finance Corp. (Canada) (2)	NR		10.000%	09/15/11	3,650	3,321,500
Energy XXI Gulf Coast, Inc. (2)(d)	B3		16.000%	06/15/14	1,502	1,704,709
Golden Close Maritime Corp. MTN (Bermuda) (2)	NR		11.000%	12/09/15	2,500	2,587,500
Harvest Operations Corp. (Canada) (2)	NR		7.500%	05/31/15	275	290,595
InterOil ASA (Canada) (2)	NR		15.000%	03/14/14	6,500	1,151,828
LDK Solar Co. Ltd., Series EXCH (Cayman Islands) (2)	NR		4.750%	04/15/13	2,900	2,845,625
Panoro Energy ASA 144A (Norway) (2)(b)	NR		12.000%	11/15/18	2,300	2,300,000
Polarcus Alima AS (Norway) (2)	NR		12.500%	10/29/15	3,800	3,876,000
RDS Ultra-Deepwater Ltd. 144A (Cayman Islands) (2)(b)	B3		11.875%	03/15/17	845	880,913
Sevan Marine ASA (Norway) (2)	NR		14.000%	12/22/14	12,000	2,064,516
Sevan Marine ASA 144A (Norway) (2)(b)	NR		12.000%	08/10/15	1,000	1,055,000

						27,849,186

Financials - 4.0%
Allied Capital Corp. (2)	Ba1		6.000%	04/01/12	1,650	1,692,621
Ally Financial, Inc. (2)	B3		7.250%	03/02/11	775	779,908
Ally Financial, Inc. (2)	B3		6.000%	12/15/11	810	830,250
American General Finance Corp., Series A (2)	B3		4.625%	06/22/11	7,775	10,286,119
Bankrate, Inc. 144A (2)(b)(c)	B2		11.750%	07/15/15	1,655	1,837,050
Centro NP LLC (2)	Caa2		4.500%	02/01/11	3,475	3,414,188
CNO Financial Group, Inc. (2)	B2		7.000%	12/30/16	3,635	5,307,100
Ford Motor Credit Co. LLC (2)	Ba2		7.375%	02/01/11	1,505	1,509,499
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 144A (2)(b)	Ba3		8.000%	01/15/18	2,055	2,044,725
Jack Cooper Holdings Corp. 144A (2)(b)	NR		12.750%	12/15/15	1,775	1,757,250
Landry’s Holdings, Inc. 144A (2)(b)	Caa1		11.500%	06/01/14	1,545	1,514,100

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2010	52

Schedule of Investments	December 31, 2010

AQR DIVERSIFIED ARBITRAGE FUND

	MOODY’S RATING* (UNAUDITED)		INTEREST RATE	MATURITY DATE	PRINCIPAL AMOUNT (000’S)	VALUE (Note 3)
Financials - 4.0% (continued)
Offshore Group Investments Ltd. 144A (Cayman Islands) (2)(b)(c)	B3		11.500%	08/01/15	$1,950	$2,115,750
Rare Restaurant Group LLC/RRG Finance Corp. 144A (2)(b)	NR		9.250%	05/15/14	1,300	1,131,000
Regions Financial Corp. (2)	B1		7.000%	03/01/11	1,705	1,708,410
Rouse Co. LP (The) (2)	NR		6.750%	11/09/15	4,045	4,186,575
Royal Bank of Scotland Group plc (United Kingdom) (2)	Ba2		6.375%	02/01/11	1,705	1,710,507
Synovus Financial Corp. (2)(c)	B3		5.125%	06/15/17	1,375	1,143,319
TMX Finance LLC/TitleMax Finance Corp. 144A (2)(b)(c)	B2		13.250%	07/15/15	380	418,000
UCI Holdco, Inc./Old (2)(d)(c)	Caa1		9.250%	12/15/13	4,630	4,618,067

						48,004,438

Healthcare - 2.5%
Adcare Health Systems, Inc. (3)(a)	NR		10.000%	10/26/13	1,850	1,898,283
Incyte Corp. Ltd. (2)(c)	NR		4.750%	10/01/15	1,000	2,076,250
King Pharmaceuticals, Inc. (2)(c)	BB	**	1.250%	04/01/26	10,323	10,258,481
Merge Healthcare, Inc. (2)	B2		11.750%	05/01/15	1,930	2,055,450
Omnicare, Inc. (2)	Ba3		3.750%	12/15/25	1,200	1,338,000
Omnicare, Inc. (2)	Ba3		6.125%	06/01/13	3,260	3,276,300
PDL BioPharma, Inc. 144A (2)(b)	NR		2.875%	02/15/15	1,400	1,472,800
Tenet Healthcare Corp. (2)(c)	Caa1		6.375%	12/01/11	500	504,688
US Oncology Holdings, Inc. (2)(d)	Caa1		6.737%	03/15/12	7,058	7,110,935

						29,991,187

Industrials - 2.5%
Continental Airlines, Inc., Series 2001-1, Class C (2)(c)	NR		7.033%	06/15/11	2,061	2,076,413
Eastman Kodak Co. (2)(c)	NR		7.000%	04/01/17	7,000	7,306,250
Floatel Superior Ltd. (Bahamas) (2)	NR		13.000%	09/02/15	1,100	1,177,000
GenCorp, Inc. (2)	CCC	**	4.063%	12/31/39	325	304,687
Nalco Co. (2)	B1		8.875%	11/15/13	4,525	4,595,703
Ship Finance International Ltd. (Bermuda) (2)	B1		8.500%	12/15/13	3,250	3,306,875
Thermadyne Holdings Corp. (2)	NR		9.250%	02/01/14	2,721	2,775,420
United Continental Holdings, Inc. (2)	NR		6.860%	04/22/14	6,874	6,873,943
Western Express, Inc. 144A (2)(b)	Caa1		12.500%	04/15/15	2,300	2,035,500

						30,451,791

Information Technology - 0.3%
Amkor Technology, Inc. (2)(c)	Ba3		9.250%	06/01/16	2,325	2,464,500
Micron Technology, Inc. (2)(c)	NR		1.875%	06/01/27	1,081	1,043,165

						3,507,665

Materials - 0.8%
AEP Industries, Inc. (2)	NR		7.875%	03/15/13	2,030	2,022,388
Appleton Papers, Inc. 144A (2)(b)	B1		10.500%	06/15/15	600	594,000
Appleton Papers, Inc. 144A (2)(b)	B3		11.250%	12/15/15	1,810	1,448,000
Kangaroo Resources Ltd. (Australia) (2)	NR		10.000%	06/30/12	2,800	2,800,000
Sterling Chemicals, Inc. (2)	B3		10.250%	04/01/15	2,700	2,781,000

						9,645,388

Telecommunication Services - 0.6%
CW Media Holdings, Inc. 144A (Canada) (2)(b)(d)	Ba2		13.500%	08/15/15	813	923,022
FiberTower Corp. (2)	NR		9.000%	01/01/16	3,949	3,514,176
MediMedia USA, Inc. 144A (2)(b)(c)	Caa2		11.375%	11/15/14	2,350	2,021,000
Morris Publishing Group LLC (2)	NR		10.000%	09/01/14	960	933,761

						7,391,959

Utilities - 0.7%
Dynegy Holdings, Inc. (2)	Caa2		6.875%	04/01/11	234	234,000

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2010	53

Schedule of Investments	December 31, 2010

AQR DIVERSIFIED ARBITRAGE FUND

	MOODY’S RATING* (UNAUDITED)		INTEREST RATE	MATURITY DATE	PRINCIPAL AMOUNT (000’S)	VALUE (Note 3)
Utilities - 0.7% (continued)
Mirant Americas Generation LLC (2)	B3		8.300%	05/01/11	$1,925	$1,953,875
Mirant North America LLC (2)(c)	WR		7.375%	12/31/13	5,847	5,957,157

						8,145,032

TOTAL CORPORATE BONDS (cost $229,891,272)						232,072,937

CONVERTIBLE BONDS - 45.4%
Communications - 3.3%
Ciena Corp. 144A (2)(b)(c)	NR		4.000%	03/15/15	8,000	10,020,000
Clearwire Communications LLC/Clearwire Finance, Inc. 144A (2)(b)	CCC-	**	8.250%	12/01/40	700	710,500
Digital River, Inc. 144A (2)(b)(c)	NR		2.000%	11/01/30	2,600	2,541,500
Equinix, Inc. (2)	B-	**	4.750%	06/15/16	500	614,375
Finisar Corp. 144A (2)(b)(c)	NR		5.000%	10/15/29	700	2,020,375
Playboy Enterprises, Inc. (2)(c)	NR		3.000%	03/15/25	1,410	1,367,700
priceline.com, Inc. 144A (2)(b)(c)	BBB-	**	1.250%	03/15/15	7,675	11,263,062
Virgin Media, Inc. (2)(c)	B	**	6.500%	11/15/16	7,000	11,585,000

						40,122,512

Consumer Discretionary - 12.8%
AirTran Holdings, Inc. (2)	NR		5.500%	04/15/15	3,659	7,478,081
Alliance Data Systems Corp. (2)	NR		1.750%	08/01/13	3,000	3,217,500
Alliance Data Systems Corp. (2)(c)	NR		4.750%	05/15/14	6,500	10,676,250
AMR Corp. (2)(c)	CCC+	**	6.250%	10/15/14	7,500	8,493,750
ArvinMeritor, Inc. (2)(f)	CCC	**	4.625%	03/01/26	2,000	2,527,500
Coinstar, Inc. (2)(c)	BB+	**	4.000%	09/01/14	2,150	3,415,812
Convergys Corp. (2)(c)	BB-	**	5.750%	09/15/29	1,500	2,079,375
DR Horton, Inc., Series DHI (2)(c)	Ba3		2.000%	05/15/14	7,781	8,792,530
Exide Technologies (2)(c)	CCC+	**	0.000%	09/18/13	650	547,170
FTI Consulting, Inc. (2)(c)	B1		3.750%	07/15/12	1,325	1,696,000
Gaylord Entertainment Co. 144A (2)(b)(c)	NR		3.750%	10/01/14	9,875	14,392,812
Hertz Global Holdings, Inc. (2)(c)	B-	**	5.250%	06/01/14	11,500	22,051,250
Jakks Pacific, Inc. 144A (2)(b)(c)	NR		4.500%	11/01/14	3,925	5,288,938
Lennar Corp. 144A (2)(b)	B3		2.750%	12/15/20	400	437,000
Lennar Corp. 144A (2)(b)	B3		2.000%	12/01/20	600	594,750
MGM Resorts International 144A (2)(b)(c)	Caa1		4.250%	04/15/15	5,000	5,475,000
Navistar International Corp. (2)(c)	B	**	3.000%	10/15/14	1,875	2,503,125
Palm Harbor Homes, Inc. (2)(e)(c)	NR		3.250%	05/15/24	70	12,600
Regis Corp. (2)(c)	NR		5.000%	07/15/14	5,000	6,387,500
Saks, Inc. 144A (2)(b)(c)	NR	**	7.500%	12/01/13	800	1,684,000
Sonic Automotive, Inc. (2)(c)	B-	**	5.000%	10/01/29	7,500	9,318,750
Titan International, Inc. 144A (2)(b)(c)	B+	**	5.625%	01/15/17	5,475	11,497,500
TRW Automotive, Inc. 144A (2)(b)(c)	Ba2		3.500%	12/01/15	5,850	11,246,625
United Rentals, Inc. (2)(c)	NR		4.000%	11/15/15	5,850	12,848,063

						152,661,881

Consumer Staples - 2.4%
Alliance One International, Inc. (2)(c)	Caa1		5.500%	07/15/14	3,400	3,829,250
Central European Distribution Corp. (2)(c)	B-	**	3.000%	03/15/13	2,000	1,855,000
Chiquita Brands International, Inc. (2)(c)	B	**	4.250%	08/15/16	5,000	4,843,750
Nash Finch Co. (2)(f)(c)	B3		1.631%	03/15/35	4,800	2,430,000
Rite Aid Corp. (2)(c)	Ca		8.500%	05/15/15	1,050	977,813
Spartan Stores, Inc. (2)	NR		3.375%	05/15/27	475	450,063
Tyson Foods, Inc. (2)(c)	BB+	**	3.250%	10/15/13	4,425	5,426,156
Vector Group Ltd. (2)(c)	NR		3.750%	11/15/14	6,504	8,455,200
Vector Group Ltd. (2)(c)	NR		3.875%	06/15/26	425	491,937

						28,759,169

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2010	54

Schedule of Investments	December 31, 2010

AQR DIVERSIFIED ARBITRAGE FUND

	MOODY’S RATING* (UNAUDITED)		INTEREST RATE	MATURITY DATE	PRINCIPAL AMOUNT (000’S)	VALUE (Note 3)
Energy - 2.3%
Exterran Energy Corp. (2)	B1		4.750%	01/15/14	$1,150	$1,135,625
Exterran Holdings, Inc. (2)(c)	B+	**	4.250%	06/15/14	3,675	4,566,188
GMX Resources, Inc. (2)	NR		4.500%	05/01/15	1,875	1,399,219
Goodrich Petroleum Corp. (2)(c)	NR		5.000%	10/01/29	1,000	973,750
Goodrich Petroleum Corp. (2)	NR		3.250%	12/01/26	200	198,500
Green Plains Renewable Energy, Inc. 144A (2)(b)(c)	NR		5.750%	11/01/15	4,100	4,258,875
Harvest Natural Resources, Inc. (2)	NR		8.250%	03/01/13	475	1,047,375
International Coal Group, Inc. (2)(c)	B-	**	4.000%	04/01/17	3,500	5,337,500
James River Coal Co. 144A (2)(b)(c)	CCC+	**	4.500%	12/01/15	500	605,000
PetroBakken Energy Ltd., Reg S (Canada) (2)	NR		3.125%	02/08/16	700	661,500
Petrominerales Ltd., Series PMG (Canada) (2)(b)	NR		2.625%	08/25/16	1,900	2,138,944
Pioneer Natural Resources Co. (2)	BB+	**	2.875%	01/15/38	750	1,135,312
Seadrill Ltd. (Bermuda) (2)	NR		3.625%	11/08/12	1,500	1,860,000
Western Refining, Inc. (2)	CCC+	**	5.750%	06/15/14	1,775	2,127,781
Willbros Group, Inc./Panama (Panama) (2)(c)	NR		2.750%	03/15/24	125	127,969

						27,573,538

Financials - 8.1%
American Equity Investment Life Holding Co. 144A (2)(b)	NR		5.250%	12/06/29	1,025	1,525,969
American Equity Investment Life Holding Co. 144A (2)(b)(c)	NR		3.500%	09/15/15	200	235,750
Annaly Capital Management, Inc. (2)(c)	NR		4.000%	02/15/15	6,775	7,867,469
BioMed Realty LP 144A (2)(b)(c)	NR		3.750%	01/15/30	3,375	3,898,125
Boston Properties LP (2)(c)	A-	**	3.750%	05/15/36	3,000	3,307,500
CapitalSource, Inc. (2)(f)	NR		4.000%	07/15/34	625	621,094
CBIZ, Inc. 144A (2)(b)	NR		4.875%	10/01/15	1,400	1,529,500
CNO Financial Group, Inc. 144A (2)(b)	NR		7.000%	12/30/16	2,795	4,080,700
CNO Financial Group, Inc. 144A (2)(b)	NR		7.000%	12/30/16	1,410	2,058,600
Developers Diversified Realty Corp. (2)(c)	NR		1.750%	11/15/40	2,850	3,017,437
Digital Realty Trust LP 144A (2)(b)(c)	NR		5.500%	04/15/29	8,450	11,344,125
Dollar Financial Corp. (2)	NR		2.875%	06/30/27	150	150,562
Hilltop Holdings, Inc. (2)(c)	NR		7.500%	08/15/25	998	1,076,593
Host Hotels & Resorts LP 144A (2)(b)	BB+	**	2.500%	10/15/29	3,425	4,824,969
Icahn Enterprises LP 144A (2)(b)	NR		4.000%	08/15/13	550	520,438
Janus Capital Group, Inc. (2)	Baa3		3.250%	07/15/14	250	296,250
Jefferies Group, Inc. (2)(c)	Baa2		3.875%	11/01/29	100	104,875
Kilroy Realty LP 144A (2)(b)(c)	NR		4.250%	11/15/14	5,425	6,238,750
KKR Financial Holdings LLC (2)	NR		7.000%	07/15/12	125	130,000
Leucadia National Corp. (2)(c)	B3		3.750%	04/15/14	250	350,313
Lexington Realty Trust 144A (2)(b)(c)	NR		6.000%	01/15/30	550	671,000
MF Global Holdings Ltd. (2)(c)	Baa2		9.000%	06/20/38	5,500	6,586,250
MGIC Investment Corp. (2)	CCC+	**	5.000%	05/01/17	10,850	12,463,937
National Financial Partners Corp. 144A (2)(b)(c)	CCC+	**	4.000%	06/15/17	4,025	4,975,906
Penson Worldwide, Inc. 144A (2)(b)(c)	NR		8.000%	06/01/14	4,275	3,884,906
PMI Group, Inc. (2)(c)	CCC+	**	4.500%	04/15/20	2,850	2,351,250
ProLogis (2)	BBB-	**	3.250%	03/15/15	100	110,750
Radian Group, Inc. (2)(c)	CCC+	**	3.000%	11/15/17	5,175	5,065,031
SL Green Operating Partnership LP 144A (2)(b)(c)	NR		3.000%	10/15/17	4,125	4,212,656
Stewart Information Services Corp. 144A (2)(b)(c)	NR		6.000%	10/15/14	4,125	4,594,219
World Acceptance Corp. (2)(c)	NR		3.000%	10/01/11	150	152,437

						98,247,361

Healthcare - 2.2%
American Oriental Bioengineering, Inc. 144A (2)(b)	NR		5.000%	07/15/15	1,000	823,750
China Medical Technologies, Inc. 144A (Cayman Islands) (2)(b)	B+	**	6.250%	12/15/16	2,625	2,647,969
China Medical Technologies, Inc., Series CMT (Cayman Islands) (2)	NR		4.000%	08/15/13	250	212,500
Enzon Pharmaceuticals, Inc. (2)(c)	NR		4.000%	06/01/13	3,150	4,185,563
Greatbatch, Inc. (2)(c)	NR		2.250%	06/15/13	2,000	1,950,000

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2010	55

Schedule of Investments	December 31, 2010

AQR DIVERSIFIED ARBITRAGE FUND

	MOODY’S RATING* (UNAUDITED)		INTEREST RATE	MATURITY DATE	PRINCIPAL AMOUNT (000’S)	VALUE (Note 3)
Healthcare - 2.2% (continued)
Hologic, Inc., Series 2010 (2)(f)	BB+	**	2.000%	12/15/37	$1,550	$1,619,750
MannKind Corp. (2)	NR		3.750%	12/15/13	500	325,000
MannKind Corp. 144A (2)(b)(c)	NR		5.750%	08/15/15	1,540	2,079,000
Molina Healthcare, Inc., Series MOH (2)(c)	NR		3.750%	10/01/14	3,375	3,370,781
NovaMed, Inc. (2)	NR		1.000%	06/15/12	700	635,250
SonoSite, Inc. (2)(c)	NR		3.750%	07/15/14	1,000	1,097,500
Stewart Enterprises, Inc. (2)	Ba3		3.125%	07/15/14	25	24,125
Valeant Pharmaceuticals International, Inc. 144A (Canada) (2)(b)(c)	NR		5.375%	08/01/14	3,000	6,240,000
West Pharmaceutical Services, Inc. (2)(c)	NR		4.000%	03/15/47	2,000	1,832,500

						27,043,688

Industrials - 4.5%
Bristow Group, Inc. (2)	BB	**	3.000%	06/15/38	1,000	1,002,500
China Linen Textile Industry, Ltd. (Cayman Islands) (3)(a)	NR		7.500%	11/12/12	1,850	1,864,435
EnPro Industries, Inc. (2)(c)	NR		3.938%	10/15/15	3,575	4,978,187
Genco Shipping & Trading Ltd. (Marshall Islands) (2)(c)	NR		5.000%	08/15/15	500	510,625
General Cable Corp. (2)(c)	Ba3		0.875%	11/15/13	3,000	2,966,250
Kaman Corp. 144A (2)(b)(c)	NR		3.250%	11/15/17	3,800	3,966,250
Kemet Corp. (2)	NR		2.250%	11/15/26	443	439,124
L-1 Identity Solutions, Inc. (2)	B+	**	3.750%	05/15/27	3,537	3,528,158
MasTec, Inc. (2)	NR		4.250%	12/15/14	2,400	2,877,000
MasTec, Inc. (2)	B+	**	4.000%	06/15/14	2,125	2,560,625
Orbital Sciences Corp. (2)(c)	BB-	**	2.438%	01/15/27	800	830,000
RTI International Metals, Inc. (2)	NR		3.000%	12/01/15	3,475	3,600,969
Terex Corp. (2)(c)	Caa1		4.000%	06/01/15	4,500	9,185,625
Textron, Inc., Series TXT (2)(c)	BBB-	**	4.500%	05/01/13	3,500	6,650,000
Trex Co., Inc. (2)(c)	NR		6.000%	07/01/12	3,970	4,982,350
TTM Technologies, Inc. (2)(c)	BB-	**	3.250%	05/15/15	2,450	2,930,812
Ultrapetrol Bahamas Ltd. 144A (Bahamas) (2)(b)	NR		7.250%	01/15/17	900	948,375

						53,821,285

Information Technology - 5.1%
ADC Telecommunications, Inc. (2)	NR		3.500%	07/15/17	2,924	2,924,000
ADC Telecommunications, Inc. (2)	NR		3.500%	07/15/15	1,837	1,837,000
Arris Group, Inc. (2)(c)	NR		2.000%	11/15/26	650	665,438
Bell Microproducts, Inc., Series B (2)(c)	NR		3.750%	03/05/24	6,900	6,917,250
Cadence Design Systems, Inc. 144A (2)(b)(c)	NR		2.625%	06/01/15	3,325	4,201,969
CommScope, Inc. (2)(c)	B	**	3.250%	07/01/15	3,500	4,550,000
Concur Technologies, Inc. 144A (2)(b)(c)	NR		2.500%	04/15/15	200	236,250
DST Systems, Inc., Series C (2)(f)(c)	NR		4.125%	08/15/23	3,225	3,587,812
EMC Corp./Massachusetts, Series A (2)(c)	A-	**	1.750%	12/01/11	1,725	2,494,781
EMC Corp./Massachusetts, Series B (2)(c)	A-	**	1.750%	12/01/13	3,000	4,518,750
GSI Commerce, Inc. (2)	NR		2.500%	06/01/27	25	27,156
Hutchinson Technology, Inc. (2)(c)	NR	**	3.250%	01/15/26	250	179,063
Mentor Graphics Corp. (2)(c)	NR		6.250%	03/01/26	150	159,750
Micron Technology, Inc. (2)	B+	**	4.250%	10/15/13	250	440,000
ON Semiconductor Corp. (2)(c)	Ba2		1.875%	12/15/25	250	368,437
Photronics, Inc. (2)(c)	NR		5.500%	10/01/14	2,200	3,049,750
Quantum Corp. MTN 144A (2)(b)	NR		3.500%	11/15/15	700	771,750
Rambus, Inc. (2)(c)	NR		5.000%	06/15/14	6,450	8,393,063
SanDisk Corp. (2)	BB-	**	1.500%	08/15/17	775	874,781
Take-Two Interactive Software, Inc. (2)(c)	NR		4.375%	06/01/14	3,825	5,154,187
Telvent GIT SA 144A (Spain) (2)(b)	NR		5.500%	04/15/15	1,400	1,520,750
THQ, Inc. (2)(c)	NR		5.000%	08/15/14	2,500	2,603,125
Verigy Ltd. (Singapore) (2)(c)	NR		5.250%	07/15/14	1,325	1,571,781
VeriSign, Inc. (2)(c)	NR		3.250%	08/15/37	3,870	4,339,238

						61,386,081

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2010	56

Schedule of Investments	December 31, 2010

AQR DIVERSIFIED ARBITRAGE FUND

	MOODY’S RATING* (UNAUDITED)		INTEREST RATE	MATURITY DATE	PRINCIPAL AMOUNT (000’S)	VALUE (Note 3)
Materials - 3.1%
Alcoa, Inc. (2)(c)	Baa3		5.250%	03/15/14	$400	$989,500
ArcelorMittal (Luxembourg) (2)(c)	Baa3		5.000%	05/15/14	6,375	9,211,875
Cemex SAB de CV 144A (Mexico) (2)(b)	NR		4.875%	03/15/15	3,200	3,496,000
Kaiser Aluminum Corp. 144A (2)(b)	NR		4.500%	04/01/15	300	367,800
Northgate Minerals Corp. (Canada) (2)(c)	NR		3.500%	10/01/16	1,925	2,071,781
Owens-Brockway Glass Container, Inc. 144A (2)(b)(c)	Ba3		3.000%	06/01/15	4,400	4,427,500
ShengdaTech, Inc. 144A (2)(b)	NR		6.500%	12/15/15	1,200	1,204,500
ShengdaTech, Inc. 144A (2)(b)	NR		6.000%	06/01/18	200	193,000
Sino-Forest Corp. 144A (Canada) (2)(b)(c)	BB	**	4.250%	12/15/16	450	586,125
Steel Dynamics, Inc. (2)	BB+	**	5.125%	06/15/14	400	507,000
Sterlite Industries India Ltd. (India) (2)(c)	NR		4.000%	10/30/14	5,350	5,564,000
Stillwater Mining Co. (2)	B+	**	1.875%	03/15/28	1,000	1,142,500
United States Steel Corp. (2)(c)	Ba2		4.000%	05/15/14	4,000	7,760,000

						37,521,581

Telecommunication Services - 1.6%
Alaska Communications Systems Group, Inc. (2)(c)	NR		5.750%	03/01/13	650	684,938
Cleveland Unlimited, Inc. † 144A (2)(b)(e)	Caa2		5.000%	12/15/10	1,830	1,830,000
Level 3 Communications, Inc. (2)(c)	Caa3		6.500%	10/01/16	2,675	2,885,656
Level 3 Communications, Inc. (2)	Caa3		3.500%	06/15/12	500	475,000
Level 3 Communications, Inc., Series B (2)	Caa3		7.000%	03/15/15	1,280	1,206,400
NII Holdings, Inc. (2)	B-	**	3.125%	06/15/12	1,980	1,942,875
tw telecom inc (2)(c)	B3		2.375%	04/01/26	1,075	1,183,844
XM Satellite Radio, Inc. 144A (2)(b)(c)	BB-	**	7.000%	12/01/14	8,100	9,942,750

						20,151,463

TOTAL CONVERTIBLE BONDS (cost $483,487,318)						547,288,559

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2010	57

Schedule of Investments	December 31, 2010

AQR DIVERSIFIED ARBITRAGE FUND

CLOSED END FUNDS - 0.9%	SHARES	VALUE (Note 3)
BlackRock Apex Municipal Fund, Inc.	858	$7,336
Blackrock Core Bond Trust (c)	21,262	266,200
BlackRock Corporate High Yield Fund III, Inc.	17,906	121,224
BlackRock Corporate High Yield Fund V, Inc.	24,223	279,533
BlackRock Corporate High Yield Fund VI, Inc. (c)	6,139	71,397
BlackRock Corporate High Yield Fund, Inc.	6,485	44,033
BlackRock Credit Allocation Income Trust II, Inc.	46,685	458,913
Blackrock Credit Allocation Income Trust III, Inc. (c)	33,890	356,523
Blackrock Credit Allocation Income Trust IV	50,655	612,925
BlackRock Debt Strategies Fund, Inc.	15,366	58,544
BlackRock Income Opportunity Trust, Inc.	29,727	288,055
BlackRock Limited Duration Income Trust	4,207	68,574
BlackRock MuniAssets Fund, Inc.	520	6,079
Credit Suisse Asset Management Income Fund, Inc.	2,821	10,043
Eaton Vance Tax-Advantaged Bond and Options Strategies Fund	2,387	39,934
Invesco Municipal Income Opportunities Trust	3,227	19,943
Invesco Municipal Income Opportunities Trust II	2,196	14,977
Invesco Van Kampen Bond Fund	3,681	68,614
Montgomery Street Income Securities, Inc.	661	10,431
Morgan Stanley Income Securities, Inc.	2,908	48,942
Nuveen California Municipal Value Fund	2,219	19,150
Nuveen Quality Preferred Income Fund	69,458	513,989
Nuveen Quality Preferred Income Fund II	112,713	890,433
Nuveen Quality Preferred Income Fund III	19,772	152,442
Petroleum & Resources Corp.	43,122	1,164,725
Royce Focus Trust, Inc. †	68,244	516,607
Royce Micro-Cap Trust, Inc.	20,022	196,216
Royce Value Trust, Inc.	1,261	18,335
Sprott Physical Gold Trust (Canada) †	303,963	3,752,423
Transamerica Income Shares, Inc.	348	7,204
Western Asset Global Corporate Defined Opportunity Fund, Inc.	28,801	516,402
Western Asset Income Fund	5,860	75,535
Western Asset Investment Grade Defined Opportunity Trust, Inc.	2,246	44,942

TOTAL CLOSED END FUNDS (cost $10,051,725)		10,720,623

RIGHTS - 0% (g)
Celgene Corp. † (cost $308,407)	58,190	285,131

	SHARES	VALUE (Note 3)
WARRANTS - 2.7%
Consumer Discretionary - 0.1%
China XD Plastics Co. Ltd. (3)†(a)	183,332	$48,638
Jack Cooper Holdings Corp. †	1,775	7,100
Kandi Technologies Corp. (3)†(a)	169,478	199,077
SouthPeak Interactive Corp. (3)†(a)	5,800,464	140,661
Talbots, Inc. †	195,798	256,496

		651,972

Consumer Staples - 0.0% (g)
Celsius Holdings, Inc. †	52,500	5,250
HQ Sustainable Maritime Industries, Inc. (3)†	62,284	89,951

		95,201

Energy - 0.0% (g)
Camac Energy, Inc. (3)†	88,191	49,784
Uranium Energy Corp. (3)†(a)	318,906	387,853

		437,637

Financials - 2.4%
57th Street General Acquisition Corp. †	292,050	102,217
Comerica, Inc. †	444,071	7,327,172
Edgewater Exploration Ltd. (Canada) (3)†(a)	250,000	73,869
European CleanTech SE (Germany) (2)†	621,000	219,106
Gerova Financial Group Ltd. †	138,792	81,887
GSME Acquisition Partners I †	56,004	13,441
Helikos SE (Germany) (2)†	72,000	62,785
Lincoln National Corp. †	607,525	11,962,167
PNC Financial Services Group, Inc. †	258,400	3,728,712
Signature Bank †	107,610	2,772,034
Sterling Bancshares, Inc. †	9,708	23,493
Texas Capital Bancshares, Inc. †	16,077	184,885
Valley National Bancorp †	49,509	126,248
Wells Fargo & Co. †	151,514	1,683,321

		28,361,337

Health Care - 0.0% (g)
Access Pharmaceuticals, Inc. (3)†(a)	68,407	7,809
Cormedix, Inc. †	75,400	22,620
CryoPort, Inc. (3)†(a)	571,428	63,943
ReGeneRx Biopharmaceuticals, Inc. †	240,000	12,000
Rosetta Genomics Ltd. (Israel) (3)†(a)	191,250	49,868
Rosetta Genomics Ltd., Series B (Israel) (3)†(a)	95,625	—

		156,240

Industrials - 0.0% (g)
Advanced Battery Technologies, Inc. (3)†(a)	482,500	111,289
China Wood, Inc. (3)†(a)	94,000	70,942

		182,231

Information Technology - 0.0% (g)
Authentidate Holding Corp. (3)†(a)	1,090,000	130,309
Magic Software Enterprises Ltd. (Israel) (3)†	132,782	171,355

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2010	58

Schedule of Investments	December 31, 2010

AQR DIVERSIFIED ARBITRAGE FUND

	SHARES	VALUE (Note 3)
Information Technology - 0.0% (continued) (g)
Orckit Communications Ltd. (Israel) (3)†(a)	84,282	$54,906

		356,570

Materials - 0.2%
Aurcana Corp. (Canada) (3)†	623,387	157,810
Kangaroo Resources Ltd. (Australia) (3)†(a)	24,137,931	1,735,517
Kinross Gold Corp. (Canada) †(a)	37,797	178,401

		2,071,728

Utilities - 0.0% (g)
China Hydroelectric Corp. †	24,500	7,350

TOTAL WARRANTS (cost $27,822,069)		32,320,266

MONEY MARKET FUNDS - 5.5%
Dreyfus Institutional Cash Advantage Fund, Class I, 0.180% (2)(h)	89,497	89,497
J.P. Morgan Prime Money Market Fund Capital Shares, 0.130% (2)(h)	66,343,045	66,343,045

TOTAL MONEY MARKET FUNDS (cost $66,432,542)		66,432,542

TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT (cost $1,416,727,687)		1,523,138,652

SECURITIES SOLD SHORT- (54.3)%

COMMON STOCKS - (52.6)%

Consumer Discretionary - (13.6)%
Beazer Homes USA, Inc. †	(182,112)	(981,584)
CBS Corp., Class B	(9,650)	(183,833)
Coinstar, Inc. †	(46,336)	(2,615,204)
Comcast Corp., Class A	(1,201,128)	(26,388,782)
Discovery Communications, Inc., Class A †	(480,733)	(20,046,566)
DR Horton, Inc.	(363,431)	(4,335,732)
Eastman Kodak Co. †	(746,349)	(4,000,431)
Exide Technologies †	(22,479)	(211,527)
Gaylord Entertainment Co. †	(308,068)	(11,071,964)
Icahn Enterprises LP	(675)	(23,666)
Jakks Pacific, Inc. †	(205,942)	(3,752,263)
Lennar Corp., Class A	(227,838)	(4,271,963)
Liberty Global, Inc., Class A †	(697,519)	(24,678,222)
MGM Resorts International †	(204,547)	(3,037,523)
News Corp., Class B	(720,732)	(11,834,419)
priceline.com, Inc. †	(21,086)	(8,424,911)
Regis Corp.	(242,479)	(4,025,151)
Saks, Inc. †	(135,826)	(1,453,338)
Sirius XM Radio, Inc. †	(3,181,842)	(5,218,221)
Sonic Automotive, Inc., Class A	(433,828)	(5,743,883)
Stewart Enterprises, Inc., Class A	(790)	(5,285)
Talbots, Inc. †	(54,773)	(466,666)
TRW Automotive Holdings Corp. †	(174,160)	(9,178,232)
Viacom, Inc., Class A	(71,249)	(3,267,479)
Virgin Media, Inc.	(320,485)	(8,730,011)

		(163,946,856)

	SHARES	VALUE (Note 3)
Consumer Staples - (2.0)%
Alliance One International, Inc. †	(477,918)	$(2,026,372)
American Oriental Bioengineering, Inc. (China) †	(42,401)	(101,763)
Bunge Ltd. (Bermuda)	(10,326)	(676,560)
Central European Distribution Corp. †	(4,200)	(96,180)
Central Garden and Pet Co., Class A †	(583,483)	(5,764,812)
Chiquita Brands International, Inc. †	(142,564)	(1,998,747)
Dole Food Co., Inc. †	(3,020)	(40,800)
Embotelladora Andina SA, Class B ADR (Chile)	(10,000)	(302,700)
Green Mountain Coffee Roasters, Inc. †	(31,981)	(1,050,896)
Nash Finch Co.	(24,573)	(1,044,598)
Rite Aid Corp. †	(241,388)	(213,194)
Spartan Stores, Inc.	(1,913)	(32,425)
Tyson Foods, Inc., Class A	(172,842)	(2,976,339)
Universal Corp.	(117,001)	(4,761,941)
Vector Group Ltd.	(183,643)	(3,180,697)

		(24,268,024)

Energy - (1.9)%
Boardwalk Pipeline Partners LP	(2,300)	(71,599)
Bristow Group, Inc. †	(10,4480	(494,713)
Diamond Offshore Drilling, Inc.	(1,240)	(82,919)
Energy XXI Bermuda Ltd. (Bermuda) †	(10,800)	(298,836)
Exterran Holdings, Inc. †	(128,797)	(3,084,688)
GMX Resources, Inc. †	(42,025)	(231,978)
Goodrich Petroleum Corp. †	(16,131)	(284,551)
Green Plains Renewable Energy, Inc. †	(220,277)	(2,480,319)
Harvest Natural Resources, Inc. †	(77,332)	(941,130)
International Coal Group, Inc. †	(554,054)	(4,288,378)
James River Coal Co. †	(16,255)	(411,739)
PetroBakken Energy Ltd., Class A (Canada)	(7,035)	(153,706)
Petrobank Energy & Resources Ltd. (Canada) †(b)	(15,531)	(394,664)
Petrominerales Ltd. (Canada)	(48,159)	(1,607,159)
Pioneer Natural Resources Co.	(12,675)	(1,100,443)
Seadrill Ltd. (Bermuda)	(169,127)	(5,736,788)
Western Refining, Inc. †	(131,434)	(1,390,572)
Whiting Petroleum Corp. †	(2,525)	(295,905)
Willbros Group, Inc. †	(647)	(6,353)

		(23,356,440)

Financials - (10.8)%
American Equity Investment Life Holding Co.	(99,527)	(1,249,064)
Annaly Capital Management, Inc. REIT	(261,717)	(4,689,969)
Banco Santander SA ADR (Spain)	(20,034)	(213,362)
Bank of Montreal (Canada)	(102,514)	(5,901,731)
Berkshire Hills Bancorp, Inc.	(9,135)	(201,884)
BioMed Realty Trust, Inc. REIT	(118,871)	(2,216,944)
Boston Properties, Inc. REIT	(13,000)	(1,119,300)
CNA Financial Corp. †	(4,275)	(115,639)
CNO Financial Group, Inc. †	(1,287,232)	(8,727,433)
Comerica, Inc.	(349,955)	(14,782,099)
Community Bank System, Inc.	(20,287)	(563,370)
Developers Diversified Realty Corp. REIT	(116,457)	(1,640,879)
Digital Realty Trust, Inc. REIT	(139,150)	(7,171,791)
Dollar Financial Corp. †	(2,106)	(60,295)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2010	59

Schedule of Investments	December 31, 2010

AQR DIVERSIFIED ARBITRAGE FUND

	SHARES	VALUE (Note 3)
Financials - (10.8)% (continued)
First Niagara Financial Group, Inc.	(865,322)	$(12,097,202)
Hancock Holding Co.	(36,016)	(1,255,518)
Hilltop Holdings, Inc. †	(37,500)	(372,000)
Host Hotels & Resorts, Inc. REIT	(196,067)	(3,503,717)
Jefferies Group, Inc.	(1,335)	(35,551)
Kilroy Realty Corp. REIT	(92,022)	(3,356,042)
KKR Financial Holdings LLC	(700)	(6,510)
Leucadia National Corp.	(9,080)	(264,954)
Lexington Realty Trust REIT	(55,872)	(444,182)
Lincoln National Corp.	(555,588)	(15,450,902)
M&T Bank Corp.	(260)	(22,633)
MF Global Holdings Ltd. †	(481,976)	(4,029,319)
MGIC Investment Corp. †	(629,805)	(6,417,713)
Nara Bancorp, Inc. †	(76,112)	(747,420)
National Financial Partners Corp. †	(275,083)	(3,686,112)
Penson Worldwide, Inc. †	(211,200)	(1,032,768)
PMI Group, Inc. †	(307,167)	(1,013,651)
PNC Financial Services Group, Inc.	(167,355)	(10,161,796)
ProLogis REIT	(3,500)	(50,540)
Radian Group, Inc.	(358,644)	(2,894,257)
Signature Bank †	(99,627)	(4,981,350)
SL Green Realty Corp. REIT	(33,600)	(2,268,336)
SLM Corp. †	(57,250)	(720,778)
Sterling Bancshares, Inc.	(6,264)	(43,973)
Stewart Information Services Corp.	(205,889)	(2,373,900)
Texas Capital Bancshares, Inc. †	(13,343)	(283,806)
Valley National Bancorp	(25,779)	(368,640)
Wells Fargo & Co.	(90,164)	(2,794,182)
Wintrust Financial Corp.	(24,567)	(811,448)
World Acceptance Corp. †	(1,001)	(52,853)

		(130,195,813)

Health Care - (1.5)%
China Medical Technologies, Inc. ADR (China) †	(337)	(3,788)
Enzon Pharmaceuticals, Inc. †	(194,598)	(2,368,258)
Greatbatch, Inc. †	(20,095)	(485,294)
Hologic, Inc. †	(49,100)	(924,062)
Incyte Corp. Ltd. †	(105,900)	(1,753,704)
MannKind Corp. †	(144,979)	(1,168,531)
Molina Healthcare, Inc. †	(34,498)	(960,769)
Mylan, Inc./PA †	(1)	(21)
NovaMed, Inc. †	(10,993)	(126,749)
Novartis AG ADR (Switzerland)	(10,373)	(611,488)
PDL BioPharma, Inc.	(133,923)	(834,340)
SonoSite, Inc. †	(16,814)	(531,323)
St Jude Medical, Inc. †	(46,460)	(1,986,165)
Valeant Pharmaceuticals International, Inc. (Canada)	(195,579)	(5,532,930)
West Pharmaceutical Services, Inc.	(28,208)	(1,162,170)

		(18,449,592)

Industrials - (8.1)%
AMR Corp. †	(549,277)	(4,278,868)
ArvinMeritor, Inc. †	(71,500)	(1,467,180)
Avis Budget Group, Inc. †	(128,625)	(2,001,405)
CBIZ, Inc. †	(136,992)	(854,830)
EnPro Industries, Inc. †	(90,478)	(3,760,266)

	SHARES	VALUE (Note 3)
Industrials - (8.1)% (continued)
FTI Consulting, Inc. †	(33,022)	$(1,231,060)
Genco Shipping & Trading Ltd. †	(19,411)	(279,518)
GenCorp, Inc. †	(22,277)	(115,172)
General Cable Corp. †	(30,877)	(1,083,474)
HEICO Corp.	(177,853)	(9,075,839)
Hertz Global Holdings, Inc. †	(1,255,749)	(18,195,803)
Hubbell, Inc., Class B	(2,194)	(131,925)
Kaman Corp.	(22,563)	(655,906)
Kansas City Southern †	(40,307)	(1,929,093)
MasTec, Inc. †	(213,245)	(3,111,245)
Navistar International Corp. †	(30,150)	(1,745,987)
Orbital Sciences Corp. †	(15,437)	(264,436)
Robbins & Myers, Inc.	(229,716)	(8,219,238)
Rush Enterprises, Inc., Class A †	(1,000)	(20,440)
Southwest Airlines Co.	(119,113)	(1,546,087)
Terex Corp. †	(257,483)	(7,992,272)
Textron, Inc.	(242,662)	(5,736,530)
Titan International, Inc.	(514,273)	(10,048,894)
Trex Co., Inc. †	(138,054)	(3,307,774)
United Rentals, Inc. †	(489,648)	(11,139,492)

		(98,192,734)

Information Technology - (7.2)%
Alliance Data Systems Corp. †	(145,078)	(10,304,890)
Arris Group, Inc. †	(18,477)	(207,312)
Cadence Design Systems, Inc. †	(356,971)	(2,948,580)
Calix, Inc. †	(146,725)	(2,479,653)
Ciena Corp. †	(308,000)	(6,483,400)
CommScope, Inc. †	(101,873)	(3,180,475)
Concur Technologies, Inc. †	(2,900)	(150,597)
Convergys Corp. †	(115,546)	(1,521,741)
Digital River, Inc. †	(32,713)	(1,125,982)
DST Systems, Inc.	(35,364)	(1,568,393)
Ebix, Inc. †	(41,413)	(980,246)
EMC Corp./Massachusetts †	(260,142)	(5,957,252)
Equinix, Inc. †	(11,954)	(971,382)
Finisar Corp. †	(62,568)	(1,857,644)
GSI Commerce, Inc. †	(537)	(12,458)
GT Solar International, Inc. †	(60,360)	(550,483)
Kemet Corp. †	(4,088)	(59,603)
Mentor Graphics Corp. †	(201)	(2,412)
Micron Technology, Inc. †	(134,101)	(1,075,490)
Molex, Inc.	(578,121)	(13,134,909)
Motorola Mobility Holdings, Inc. †	(36,217)	(1,053,915)
Motorola Solutions, Inc. †	(42,758)	(1,626,942)
ON Semiconductor Corp. †	(29,965)	(296,054)
Photronics, Inc. †	(367,819)	(2,173,810)
Quantum Corp. †	(128,457)	(477,860)
Rambus, Inc. †	(237,137)	(4,856,566)
Rovi Corp. †	(9,345)	(579,483)
SanDisk Corp. †	(12,200)	(608,292)
Sohu.com, Inc. (China) †	(31,532)	(2,001,967)
Take-Two Interactive Software, Inc. †	(286,655)	(3,508,657)
Telvent GIT SA (Spain) †	(28,773)	(760,183)
THQ, Inc. †	(187,984)	(1,139,183)
TTM Technologies, Inc. †	(118,266)	(1,763,346)
VeriFone Systems, Inc. †	(198,678)	(7,661,024)
Verigy Ltd. (Singapore) †	(63,612)	(828,228)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2010	60

Schedule of Investments	December 31, 2010

AQR DIVERSIFIED ARBITRAGE FUND

	SHARES	VALUE (Note 3)
Information Technology - (7.2)% (continued)
VeriSign, Inc.	(100,869)	$(3,295,390)
WebMD Health Corp. †	(1)	(51)

		(87,203,853)

Materials - (4.6)%
Alcoa, Inc.	(57,855)	(890,388)
Allegheny Technologies, Inc.	(86,428)	(4,769,097)
ArcelorMittal NYRS (Luxembourg)	(154,343)	(5,885,099)
BHP Billiton Ltd. ADR (Australia)	(155,985)	(14,494,126)
Cemex SAB de CV ADR (Mexico) †	(188,374)	(2,017,486)
Goldcorp, Inc. (Canada)	(215,146)	(9,933,979)
Kaiser Aluminum Corp.	(4,543)	(227,559)
Kinross Gold Corp. (Canada)	(22,328)	(423,339)
Monsanto Co.	(3,820)	(266,025)
Northgate Minerals Corp. (Canada)	(358,342)	(1,146,694)
Owens-Illinois, Inc. †	(50,040)	(1,536,228)
ShengdaTech, Inc. (China) †	(5,646)	(27,665)
Sino-Forest Corp. (Hong Kong) †	(17,440)	(408,773)
Steel Dynamics, Inc.	(14,830)	(271,389)
Sterlite Industries India Ltd. ADR (India)	(119,220)	(1,971,899)
Stillwater Mining Co. †	(28,467)	(607,771)
United States Steel Corp.	(112,905)	(6,595,910)
Walter Energy, Inc.	(25,683)	(3,283,315)

		(54,756,742)

	SHARES	VALUE (Note 3)
Telecommunication Services - (1.7)%
Alaska Communications Systems Group, Inc.	(19,855)	$(220,390)
CenturyLink, Inc.	(281,563)	(12,999,764)
IDT Corp., Class B	(37,707)	(967,185)
Level 3 Communications, Inc. †	(2,255,790)	(2,210,674)
Telephone & Data Systems, Inc.	(101,584)	(3,712,895)
tw telecom inc †	(36,428)	(621,097)

		(20,732,005)

Utilities - (1.2)%
AGL Resources, Inc.	(84,221)	(3,019,323)
FirstEnergy Corp.	(280,314)	(10,377,224)
PPL Corp.	(30,590)	(805,129)

		(14,201,676)

TOTAL COMMON STOCKS SOLD SHORT (proceeds $563,755,882)		(635,303,735)

CONVERTIBLE BONDS - (0.1)%	MOODY’S RATING* (UNAUDITED)		INTEREST RATE	MATURITY DATE	PRINCIPAL AMOUNT (000’S)	VALUE (Note 3)
Consumer Staples - (0.1)%
Molson Coors Brewing Co. (2)	BBB-	**	2.500%	7/30/13	$(550)	$(636,625)

Information Technology - 0.0% (g)
Intel Corp. (2)	A-	**	2.950%	12/15/35	(500)	(498,125)

TOTAL CONVERTIBLE BONDS SOLD SHORT (proceeds $1,099,998)						(1,134,750)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2010	61

Schedule of Investments	December 31, 2010

AQR DIVERSIFIED ARBITRAGE FUND

CLOSED END FUNDS - (1.6)%	SHARES	VALUE (Note 3)
iShares Silver Trust †	(21,824)	$(658,648)
SPDR Barclays Capital High Yield Bond ETF	(357,386)	(14,191,798)
SPDR Gold Shares †	(30,396)	(4,216,533)

TOTAL CLOSED END FUNDS SOLD SHORT (proceeds $18,740,200)		(19,066,979)

TOTAL SECURITIES SOLD SHORT (proceeds $583,596,080)		(655,505,464)

TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT - 71.9% (cost $833,131,607)		867,633,188

OTHER ASSETS IN EXCESS OF LIABILITIES - 28.1%(i)		339,362,602

NET ASSETS - 100.0%		$1,206,995,790

All securities are United States companies, unless noted otherwise in parentheses.

All securities are Level 1, unless noted otherwise in parentheses.

(2)	Level 2 security (See Note 5).
(3)	Level 3 security (See Note 5).
†	Non income-producing security.
(a)	Security fair valued at December 31, 2010.
(b)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees.
(c)	All or portion of this security has been segregated as collateral for securities sold short and can be sold or replaced subject to the broker’s right to re-hypothecate. At December 31, 2010, the value of these securities was $508,661,630.
(d)	Represents a Pay-In-Kind Bond.
(e)	Defaulted security.
(f)	Represents a step bond. The rate shown reflects the yield at December 31, 2010.
(g)	Represents less than 0.05 percent of net assets.
(h)	Represents annualized seven-day yield as of December 31, 2010.
(i)	Includes appreciation (depreciation) on futures contracts, forward foreign currency exchange contracts, swaps and written options.
*	The rating reflected is as December 31, 2010. Rating of certain bonds may have changed subsequent to the date.
**	S & P Rating provided.

The following abbreviations are used in portfolio descriptions:

144A - Restricted Security

ADR - American Depositary Receipt

MTN - Medium Term Note

NR - Not Rated by Moody’s

NYRS - New York Registry Shares

REIT - Real Estate Investment Trust

Open Written Call Options contracts outstanding at December 31, 2010:

SHARES	ISSUER	COUNTERPARTY	EXPIRATION DATE	PROCEEDS	VALUE AT DECEMBER 31, 2010	UNREALIZED APPRECIATION (DEPRECIATION)
242	Airgas, Inc. (exercise price $72.50)	J.P. Morgan	January 22, 2011	$(3,690)	$(1,210)	$2,480
330	Airgas, Inc. (exercise price $57.50)	J.P. Morgan	January 22, 2011	(204,270)	(168,300)	35,970
309	Baldor Electric Co. (exercise price $65)	J.P. Morgan	February 19, 2011	(5,871)	(3,090)	2,781
374	Comerica, Inc. (exercise price $45)	J.P. Morgan	January 21, 2012	(261,422)	(143,990)	117,432
71	CommScope, Inc. (exercise price $32)	J.P. Morgan	January 22, 2011	(781)	(355)	426
145	Genzyme Corp. (exercise price $60)	J.P. Morgan	January 22, 2011	(145,580)	(168,200)	(22,620)
145	Genzyme Corp. (exercise price $62.50)	J.P. Morgan	January 22, 2011	(111,505)	(131,950)	(20,445)
152	Talbots, Inc. (exercise price $15)	J.P. Morgan	January 22, 2011	(12,502)	(456)	12,046
306	Talbots, Inc. (exercise price $16)	J.P. Morgan	January 22, 2011	(17,090)	(306)	16,784
458	Talbots, Inc. (exercise price $18)	J.P. Morgan	January 22, 2011	(14,313)	(916)	13,397
3276	Tenet Healthcare Corp. (exercise price $6)	J.P. Morgan	January 22, 2011	(217,854)	(278,460)	(60,606)
322	Wells Fargo & Co. (exercise price $35)	J.P. Morgan	January 21, 2012	(118,816)	(80,500)	38,316

				$(1,113,694)	$(977,733)	$135,961

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2010	62

Schedule of Investments	December 31, 2010

AQR DIVERSIFIED ARBITRAGE FUND

Credit default swap contracts buy protection as of December 31, 2010

COUNTERPARTY	REFERENCE ENTITY	FIXED ANNUAL RATE PAID BY FUND	NOTIONAL AMOUNT	UPFRONT PREMIUM PAID (RECEIVED)	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Deutsche Bank	Banco Santander SA	1.00%	$3,380,000	$204,285	6/20/2015	$226,853
Deutsche Bank	Banco Santander SA	3.00%	3,420,000	126,733	12/20/2015	61,984
Bank of America	Host Hotels & Resorts LP	1.00%	3,450,000	195,025	12/20/2015	(5,717)
Bank of America	Markit CDX North America High Yield Index - Series 15	5.00%	11,250,000	(143,081)	12/20/2015	(206,889)
Deutsche Bank	Markit CDX North America High Yield Index - Series 15	5.00%	61,450,000	587,319	12/20/2015	(2,498,934)

						$(2,422,703)

Cash pledged as collateral to brokers for credit default swap contracts was $3,696,086 at December 31, 2010.

Open futures contracts outstanding at December 31, 2010:

NUMBER OF CONTRACTS	TYPE	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2010	UNREALIZED APPRECIATION (DEPRECIATION)
Short Contracts:
480	2-Year U.S. Treasury Note	March 31, 2011	$(105,144,174)	$(105,075,000)	$69,174
857	5-Year U.S. Treasury Note	March 31, 2011	(102,375,821)	(100,884,969)	1,490,852
2,371	E-Mini S&P 500 Futures	March 18, 2011	(146,437,177)	(148,543,150)	(2,105,973)

					$(545,947)

Cash held as collateral with broker for futures contracts was $13,104,344 at December 31, 2010.

Forward foreign currency exchange contracts outstanding as of December 31, 2010:

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2010	UNREALIZED APPRECIATION (DEPRECIATION)
Australian Dollar, Expiring 03/01/11	The Royal Bank of Scotland	AUD	1,526,000	$1,284,968	$1,553,209	$268,241

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2010	63

Schedule of Investments	December 31, 2010

AQR DIVERSIFIED ARBITRAGE FUND

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2010	UNREALIZED APPRECIATION (DEPRECIATION)
Australian Dollar, Expiring 03/01/11	The Royal Bank of Scotland	AUD	(1,526,000)	$(1,294,811)	$(1,553,209)	$(258,398)
Canadian Dollar, Expiring 02/22/11	The Royal Bank of Scotland	CAD	(619,221)	(610,623)	(622,564)	(11,941)
Canadian Dollar, Expiring 04/29/11	The Royal Bank of Scotland	CAD	(1,547,648)	(1,535,426)	(1,553,285)	(17,859)
Euro, Expiring 02/28/11	The Royal Bank of Scotland	EUR	(2,358,403)	(3,092,456)	(3,163,719)	(71,263)
Euro, Expiring 06/22/11	The Royal Bank of Scotland	EUR	(8,093,000)	(10,614,128)	(10,849,665)	(235,537)
Euro, Expiring 10/22/12	The Royal Bank of Scotland	EUR	(6,210,000)	(8,471,372)	(8,317,363)	154,009
Norwegian Krone, Expiring 03/14/11	The Royal Bank of Scotland	NOK	(243,750)	(39,207)	(41,792)	(2,585)
Norwegian Krone, Expiring 06/14/11	The Royal Bank of Scotland	NOK	(243,750)	(39,016)	(41,589)	(2,573)
Norwegian Krone, Expiring 06/22/11	The Royal Bank of Scotland	NOK	(840,000)	(141,010)	(143,262)	(2,252)
Norwegian Krone, Expiring 09/14/11	The Royal Bank of Scotland	NOK	(243,750)	(38,829)	(41,385)	(2,556)
Norwegian Krone, Expiring 12/22/11	The Royal Bank of Scotland	NOK	(840,000)	(139,681)	(141,853)	(2,172)
Norwegian Krone, Expiring 06/22/12	The Royal Bank of Scotland	NOK	(840,000)	(138,326)	(140,537)	(2,211)
Norwegian Krone, Expiring 09/14/12	The Royal Bank of Scotland	NOK	(6,500,000)	(1,016,022)	(1,082,831)	(66,809)
Norwegian Krone, Expiring 12/21/12	The Royal Bank of Scotland	NOK	(12,840,000)	(2,095,711)	(2,128,270)	(32,559)

				(29,266,618)	(29,821,324)	(554,706)

				$(27,981,650)	$(28,268,115)	$(286,465)

Cash pledged as collateral to brokers for forward foreign exchange contracts as of December 31, 2010 was $1,101,237.

AUD - Australian Dollar

CAD - Canadian Dollar

EUR - Euro

NOK - Norwegian Krone

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2010	64

Consolidated Schedule of Investments	December 31, 2010

AQR MANAGED FUTURES STRATEGY FUND

MONEY MARKET FUNDS - 93.7%	SHARES	VALUE (Note 3)
BlackRock Liquidity Funds TempFund Portfolio, Class I, 0.180% (a)	19,616,703	$19,616,703
Dreyfus Institutional Cash Advantage Fund, Class I, 0.180% (a)	29,425,056	29,425,056
Dreyfus Treasury & Agency Cash Management, Class I, 0.010% (a)	49,041,758	49,041,758
J.P. Morgan Prime Money Market Fund - Capital Shares, 0.130% (a)(c)	673,778,529	673,778,529
UBS Money Series - UBS Select Prime Preferred Fund, Class I, 0.190% (a)	49,041,758	49,041,758
UBS Money Series - UBS Select Treasury Preferred Fund, Class I, 0.020% (a)	49,041,758	49,041,758

TOTAL INVESTMENTS - 93.7% (cost $869,945,562)		869,945,562

OTHER ASSETS IN EXCESS OF LIABILITIES - 6.3% (b)		58,334,825

NET ASSETS - 100.0%		$928,280,387

(a)	Represents annualized seven-day yield as of December 31, 2010.
(b)	Includes appreciation (depreciation) on futures contracts, forward foreign currency exchange contracts and swaps.
(c)	A portion of the security is pledged as collateral to the broker for forward foreign currency exchange contracts.

All securities are Level 2 (See Note 5).

Total return swap contracts outstanding as of December 31, 2010

COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Merrill Lynch	10-Year Japanese Government Bond	03/10/2011	$12,107,611	$28,139
Merrill Lynch	Euro-SCHATZ Futures	03/08/2011	27,649,544	(11,986)
Merrill Lynch	KOSPI 200 Future	03/10/2011	22,740,209	1,282,171
Merrill Lynch	5-Year U.S. Treasury Note	03/31/2011	2,516,113	(44,019)
Merrill Lynch	2-Year U.S. Treasury Note	03/31/2011	25,218,925	(44,706)
Merrill Lynch	Gold 100 OZ Futures	02/24/2011	960,540	34,440
Merrill Lynch	LME Copper Futures	03/14/2011	7,923,550	970,325
Merrill Lynch	LME Nickel Futures	03/14/2011	703,740	38,700
Merrill Lynch	LME Primary Aluminum	03/14/2011	9,125,025	510,900
Barclays Capital	Coffee “C” Futures	03/21/2011	2,872,125	464,812
Barclays Capital	Soybean Futures	03/14/2011	2,090,800	154,000
Barclays Capital	Cocoa Future	03/16/2011	(1,017,500)	(105,450)

				$3,277,326

Cash held as collateral with broker for total return swap contracts was $2,070,000 as of December 31, 2010.

Open futures contracts outstanding at December 31, 2010:

NUMBER OF CONTRACTS	TYPE	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2010	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts:
3	5-Year U.S. Treasury Note	March 31, 2011	$354,757	$353,156	$(1,601)
43	10-Year U.S. Treasury Note	March 22, 2011	5,225,232	5,178,813	(46,419)
11	3-Month Euro Euribor	September 17, 2012	3,625,260	3,621,749	(3,511)
60	3-Month Euro Euribor	June 18, 2012	19,774,809	19,791,216	16,407
157	3-Month Euro Euribor	March 19, 2012	51,841,237	51,881,797	40,560
254	3-Month Euro Euribor	December 19, 2011	83,987,575	84,055,419	67,844
351	3-Month Euro Euribor	September 19, 2011	116,221,469	116,308,360	86,891

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2010	65

Consolidated Schedule of Investments	December 31, 2010

AQR MANAGED FUTURES STRATEGY FUND

NUMBER OF CONTRACTS	TYPE	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2010	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts: (continued)
426	3-Month Euro Euribor	June 13, 2011	$141,165,329	$141,289,162	$123,833
14	90-Day Euro $ Futures	December 17, 2012	3,436,045	3,437,525	1,480
21	90-Day Euro $ Futures	September 17, 2012	5,194,667	5,171,513	(23,154)
74	90-Day Euro $ Futures	June 18, 2012	18,332,107	18,274,300	(57,807)
133	90-Day Euro $ Futures	March 19, 2012	32,994,026	32,934,125	(59,901)
216	90-Day Euro $ Futures	December 19, 2011	53,621,807	53,605,800	(16,007)
350	90-Day Euro $ Futures	September 19, 2011	86,972,191	87,014,375	42,184
456	90-Day Euro $ Futures	June 13, 2011	113,434,230	113,498,400	64,170
20	90-Day Sterling Futures	September 19, 2012	3,849,411	3,834,277	(15,134)
28	90-Day Sterling Futures	June 20, 2012	5,376,187	5,383,331	7,144
99	90-Day Sterling Futures	March 21, 2012	19,082,234	19,086,232	3,998
217	90-Day Sterling Futures	December 21, 2011	41,947,757	41,937,403	(10,354)
315	90-Day Sterling Futures	March 16, 2011	61,144,220	61,154,289	10,069
335	90-Day Sterling Futures	September 21, 2011	64,879,343	64,873,197	(6,146)
441	90-Day Sterling Futures	June 15, 2011	85,529,073	85,529,698	625
154	Amsterdam Index	January 21, 2011	14,504,696	14,660,244	155,548
11	Bank Acceptance Futures	June 13, 2011	2,724,540	2,723,293	(1,247)
32	Bank Acceptance Futures	September 19, 2011	7,911,646	7,910,230	(1,416)
356	CAC40 10 Euro	January 21, 2011	18,590,574	18,193,860	(396,714)
4	Canadian 10yr Bond Future	March 22, 2011	489,322	493,373	4,051
67	Coffee ‘C’ Futures	March 21, 2011	5,221,865	6,042,563	820,698
310	Corn Futures	March 14, 2011	9,046,703	9,749,500	702,797
79	DAX Index	March 18, 2011	18,634,940	18,353,511	(281,429)
525	DJIA Mini E-CBOT	March 18, 2011	29,790,883	30,221,625	430,742
311	E-Mini Russell 2000 Futures	March 18, 2011	24,004,704	24,329,530	324,826
439	E-Mini S&P 500 Futures	March 18, 2011	27,079,658	27,503,350	423,692
17	Euro - Bobl Futures	March 8, 2011	2,692,710	2,708,938	16,228
69	Euro - Bund Futures	March 8, 2011	11,588,678	11,599,565	10,887
304	Euro CHF 3-Month LIFFE	June 13, 2011	81,298,693	81,381,397	82,704
305	Euro CHF 3-Month LIFFE	March 14, 2011	81,621,428	81,673,640	52,212
112	Euro SFR 3-Month LIFFE	September 19, 2011	29,927,190	29,958,588	31,398
36	Euro-Buxl 30-Year Bond	March 8, 2011	5,204,369	5,211,117	6,748
983	Euro-SCHATZ Futures	March 8, 2011	143,536,518	143,749,652	213,134
193	FTSE 100 Index Futures	March 18, 2011	17,652,643	17,806,905	154,262
614	FTSE/JSE Top 40 Index	March 17, 2011	26,387,927	26,736,367	348,440
2	Gasoil Bullet	January 11, 2011	1,547,000	1,525,000	(22,000)
209	Globex Brent Futures	January 13, 2011	19,139,050	19,802,750	663,700
124	Globex Crude Oil Futures	January 19, 2011	11,075,630	11,331,120	255,490
14	Globex Heat Oil Futures	January 28, 2011	1,457,165	1,494,931	37,766
22	Globex RBOB Gasoline	January 28, 2011	2,143,596	2,245,597	102,001
119	Gold 100 OZ Futures	February 24, 2011	16,202,160	16,914,660	712,500
23	Hang Seng Index	January 28, 2011	3,358,246	3,405,479	47,233
73	LME Copper Futures	March 14, 2011	16,090,932	17,547,375	1,456,443
15	LME Nickel Futures	March 14, 2011	2,128,189	2,227,320	99,131
179	LME Primary Aluminum	March 14, 2011	10,806,758	11,056,607	249,849
633	MSCI Taiwan Stock Index Futures	January 28, 2011	19,924,490	20,211,690	287,200
404	NASDAQ 100 E-Mini Future	March 18, 2011	17,887,504	17,905,280	17,776
323	S&P MID 400 E-Mini Future	March 18, 2011	28,863,689	29,241,190	377,501
192	S&P/Toronto Stock Exchange 60 Index	March 17, 2011	29,226,305	29,644,885	418,580
242	SGX MSCI Singapore Index Futures	January 28, 2011	14,219,265	14,296,522	77,257
622	SGX S&P CNX Nifty Index Futures	January 27, 2011	7,551,388	7,668,016	116,628
272	Soybean Futures	March 14, 2011	17,688,479	19,080,800	1,392,321
231	Soybean Meal Futures	March 14, 2011	8,014,717	8,637,090	622,373
231	Soybean Oil Futures	March 14, 2011	7,516,035	8,090,082	574,047
147	SPI 200	March 17, 2011	17,992,884	17,818,188	(174,696)
239	Sugar #11 (World Markets)	February 28, 2011	7,845,546	8,597,881	752,335
175	TOPIX Index	March 10, 2011	19,054,638	19,332,963	278,325

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2010	66

Consolidated Schedule of Investments	December 31, 2010

AQR MANAGED FUTURES STRATEGY FUND

NUMBER OF CONTRACTS	TYPE	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2010	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts: (continued)
76	U.S. Treasury Bond	March 22, 2011	9,180,554	9,281,500	100,946
165	Wheat Futures	March 14, 2011	6,491,889	6,552,562	60,673

					11,826,111

Short Contracts:
379	Australian 3-year Bond Future	March 15, 2011	$(103,929,191)	$(103,948,905)	$(19,714)
995	Australian 10-year Bond Future	March 15, 2011	(39,858,334)	(40,132,159)	(273,825)
62	Cocoa Futures	March 16, 2011	(1,736,708)	(1,881,700)	(144,992)
15	Cotton No. 2 Futures	March 9, 2011	(1,137,346)	(1,086,075)	51,271
45	H-SHARES Index Futures	January 28, 2011	(3,573,725)	(3,664,881)	(91,156)
67	IBEX 35 Index	January 21, 2011	(9,032,387)	(8,800,528)	231,859
299	Lean Hogs Futures	February 14, 2011	(8,978,390)	(9,538,100)	(559,710)
39	LME Primary Aluminum Futures	March 14, 2011	(2,257,045)	(2,408,981)	(151,936)
11	LME Zinc Futures	March 14, 2011	(612,123)	(674,712)	(62,589)
4	Long Gilt	March 29, 2011	(741,409)	(748,318)	(6,909)
340	Natural Gas Futures	January 27, 2011	(3,734,050)	(3,744,250)	(10,200)
1	Silver Futures	March 29, 2011	(153,632)	(154,685)	(1,053)

					(1,038,954)

					$10,787,157

Cash held as collateral with broker for futures contracts was $36,685,459 at December 31, 2010.

Forward foreign currency exchange contracts outstanding as of December 31, 2010:

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2010	UNREALIZED APPRECIATION (DEPRECIATION)
Australian Dollar, Expiring 03/16/11	The Royal Bank of Scotland	AUD	192,009,000	$185,533,265	$195,072,823	$9,539,558
Brazilian Real, Expiring 03/16/11	The Royal Bank of Scotland	BRL	14,240,000	8,185,791	8,448,724	262,933
Canadian Dollar, Expiring 03/16/11	The Royal Bank of Scotland	CAD	79,708,000	78,178,865	80,097,016	1,918,151
Swiss Franc, Expiring 03/16/11	The Royal Bank of Scotland	CHF	69,192,000	70,997,653	74,291,894	3,294,241
Chilean Peso, Expiring 03/16/11	The Royal Bank of Scotland	CLP	992,000,000	2,032,306	2,107,588	75,282
Columbian Peso, Expiring 03/16/11	The Royal Bank of Scotland	COP	370,000,000	192,447	194,682	2,235
Czech Republic Koruna, Expiring 03/16/11	The Royal Bank of Scotland	CZK	270,400,000	14,340,643	14,452,772	112,129
Euro, Expiring 03/16/11	The Royal Bank of Scotland	EUR	22,330,000	29,989,158	29,952,122	(37,036)
British Pound, Expiring 03/16/11	The Royal Bank of Scotland	GBP	101,682,999	159,020,188	159,113,896	93,708
Hungarian Forint, Expiring 03/16/11	The Royal Bank of Scotland	HUF	2,916,000,000	13,523,657	13,946,890	423,233
Indonesian Rupiah, Expiring 03/16/11	The Royal Bank of Scotland	IDR	24,900,000,000	2,736,264	2,733,697	(2,567)
Israeli Shekel, Expiring 03/16/11	The Royal Bank of Scotland	ILS	28,710,000	7,877,058	8,099,386	222,328
Indian Rupee, Expiring 03/16/11	The Royal Bank of Scotland	INR	1,226,400,000	26,645,820	27,069,456	423,636

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2010	67

Consolidated Schedule of Investments	December 31, 2010

AQR MANAGED FUTURES STRATEGY FUND

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2010	UNREALIZED APPRECIATION (DEPRECIATION)
(continued)
Japanese Yen, Expiring 03/16/11	The Royal Bank of Scotland	JPY	10,567,697,000	$127,761,517	$130,395,838	$2,634,321
Korean Won, Expiring 03/16/11	The Royal Bank of Scotland	KRW	17,736,910,000	15,289,451	15,571,038	281,587
Mexican Peso, Expiring 03/16/11	The Royal Bank of Scotland	MXN	427,000,000	34,048,715	34,435,669	386,954
Malaysian Ringgit, Expiring 03/16/11	The Royal Bank of Scotland	MYR	27,890,000	8,910,810	9,003,752	92,942
Norwegian Krone, Expiring 03/16/11	The Royal Bank of Scotland	NOK	572,827,000	94,846,077	98,203,800	3,357,723
Philippine Peso, Expiring 03/16/11	The Royal Bank of Scotland	PHP	270,500,000	6,196,646	6,173,873	(22,773)
Poland Zloty, Expiring 03/16/11	The Royal Bank of Scotland	PLN	54,510,000	17,702,817	18,367,241	664,424
Russian Ruble, Expiring 03/16/11	The Royal Bank of Scotland	RUB	720,000,000	23,327,265	23,438,758	111,493
Swedish Krona, Expiring 03/16/11	The Royal Bank of Scotland	SEK	320,942,000	45,725,189	47,617,501	1,892,312
Singapore Dollar, Expiring 03/16/11	The Royal Bank of Scotland	SGD	28,890,000	22,112,070	22,551,813	439,743
Turkish Lira, Expiring 03/16/11	The Royal Bank of Scotland	TRY	19,610,000	12,822,022	12,632,021	(190,001)
Taiwanese Dollar, Expiring 03/16/11	The Royal Bank of Scotland	TWD	584,300,000	19,462,094	20,075,917	613,823
South African Rand, Expiring 03/16/11	The Royal Bank of Scotland	ZAR	111,400,000	15,768,177	16,668,254	900,077

				1,043,225,965	1,070,716,421	27,490,456

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2010	UNREALIZED APPRECIATION (DEPRECIATION)
Swiss Franc, Expiring 03/16/11	The Royal Bank of Scotland	CHF	(93,840,000)	$(95,806,979)	$(100,756,609)	$(4,949,630)
Czech Republic Koruna, Expiring 03/16/11	The Royal Bank of Scotland	CZK	(115,000,000)	(6,112,317)	(6,146,704)	(34,387)
Euro, Expiring 03/16/11	The Royal Bank of Scotland	EUR	(363,044,000)	(478,132,289)	(486,965,439)	(8,833,150)
British Pound, Expiring 03/16/11	The Royal Bank of Scotland	GBP	(92,483,000)	(143,815,825)	(144,717,707)	(901,882)
Hungarian Forint, Expiring 03/16/11	The Royal Bank of Scotland	HUF	(740,000,000)	(3,362,858)	(3,539,334)	(176,476)
Japanese Yen, Expiring 03/16/11	The Royal Bank of Scotland	JPY	(4,785,497,000)	(56,997,748)	(59,048,712)	(2,050,964)
Korean Won, Expiring 03/16/11	The Royal Bank of Scotland	KRW	(21,100,000,000)	(18,282,912)	(18,523,458)	(240,546)
Mexican Peso, Expiring 03/16/11	The Royal Bank of Scotland	MXN	(14,000,000)	(1,105,959)	(1,129,038)	(23,079)
Malaysian Ringgit, Expiring 03/16/11	The Royal Bank of Scotland	MYR	(16,500,000)	(5,213,137)	(5,326,709)	(113,572)
New Zealand Dollar, Expiring 03/16/11	The Royal Bank of Scotland	NZD	(71,967,000)	(53,325,901)	(55,904,205)	(2,578,304)
Philippine Peso, Expiring 03/16/11	The Royal Bank of Scotland	PHP	(182,000,000)	(4,100,396)	(4,153,955)	(53,559)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2010	68

Consolidated Schedule of Investments	December 31, 2010

AQR MANAGED FUTURES STRATEGY FUND

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2010	UNREALIZED APPRECIATION (DEPRECIATION)
(continued)
Poland Zloty, Expiring 03/16/11	The Royal Bank of Scotland	PLN	(30,900,000)	$(9,962,937)	$(10,411,810)	$(448,873)
Russian Ruble, Expiring 03/16/11	The Royal Bank of Scotland	RUB	(181,800,000)	(5,733,549)	(5,918,286)	(184,737)
Swedish Krona, Expiring 03/16/11	The Royal Bank of Scotland	SEK	(93,532,000)	(13,662,395)	(13,877,150)	(214,755)
Singapore Dollar, Expiring 03/16/11	The Royal Bank of Scotland	SGD	(18,100,000)	(13,773,674)	(14,129,035)	(355,361)
Turkish Lira, Expiring 03/16/11	The Royal Bank of Scotland	TRY	(12,600,000)	(8,103,288)	(8,116,443)	(13,155)
Taiwanese Dollar, Expiring 03/16/11	The Royal Bank of Scotland	TWD	(138,000,000)	(4,670,914)	(4,741,531)	(70,617)

				(922,163,078)	(943,406,125)	(21,243,047)

				$121,062,887	$127,310,296	$6,247,409

Money Market fund investment is pledged as collateral for forward foreign exchange contracts in the amount of $7,532,150.

AUD - Australian Dollar

BRL - Brazilian Real

CAD - Canadian Dollar

CHF - Swiss Franc

CLP - Chilean Peso

COP - Columbian Peso

CZK - Czech Republic Koruna

EUR - Euro

GBP - British Pound

HUF - Hungarian Forint

IDR - Indonesian Rupiah

ILS - Israeli Shekel

INR - Indian Rupee

JPY - Japanese Yen

KRW - Korean Won

MXN - Mexican Peso

MYR - Malaysian Ringgit

NOK - Norwegian Krone

NZD - New Zealand Dollar

PHP - Philippine Peso

PLN - Poland Zloty

RUB - Russian Ruble

SEK - Swedish Krona

SGD - Singapore Dollar

TRY - Turkish Lira

TWD - Taiwan Dollar

ZAR - South African Rand

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2010	69

Consolidated Schedule of Investments	December 31, 2010

AQR RISK PARITY FUND

GOVERNMENT RELATED OBLIGATIONS - 27.1%	MOODY’S RATING* (UNAUDITED)	INTEREST RATE	MATURITY DATE	CURRENCY	PRINCIPAL AMOUNT (000’S)	VALUE (Note 3)
Sovereign Debt - 27.1%
France Government Bond OAT (France)	NR	1.600%	7/25/2015	EUR	1,685	$2,380,265
France Government Bond OAT (France)	NR	2.250%	7/25/2020	EUR	802	1,163,761
United Kingdom Gilt Inflation Linked, Series 3MO (United Kingdom)	NR	1.250%	11/22/2017	GBP	1,748	2,965,466

TOTAL GOVERNMENT RELATED OBLIGATIONS (cost $6,622,632)						6,509,492

U.S. TREASURY OBLIGATIONS - 16.0% (1)
U.S. Treasury Inflation Protected Securities Bonds - 16.0%
U.S. Treasury Bond	NR	0.500%	4/15/2015	USD	2,300	2,372,709
U.S. Treasury Bond	NR	2.125%	1/15/2019	USD	1,300	1,465,402

TOTAL U.S. TREASURY OBLIGATIONS (cost $3,878,722)						3,838,111

					SHARES
MONEY MARKET FUNDS - 51.0%
BlackRock Liquidity Funds TempFund Portfolio, Class I, 0.180% (a)					900,002	900,002
Dreyfus Institutional Cash Advantage Fund, Class I, 0.180% (a)					1,350,003	1,350,003
Dreyfus Treasury Cash Management, Class I, 0.010% (a)					2,250,005	2,250,005
J.P. Morgan Prime Money Market Fund - Capital Shares, 0.130% (a)(c)					3,214,433	3,214,433
UBS Money Series - UBS Select Prime Preferred Fund, Class I, 0.190% (a)					2,250,005	2,250,005
UBS Money Series - UBS Select Treasury Preferred Fund, Class I, 0.020% (a)					2,250,005	2,250,005

TOTAL MONEY MARKET FUNDS (cost $12,214,453)						12,214,453

TOTAL INVESTMENTS - 94.1% (cost $22,715,807)						22,562,056

OTHER ASSETS IN EXCESS OF LIABILITIES - 5.9% (b)						1,420,489

NET ASSETS - 100.0%						$23,982,545

All securities are Level 2, unless noted otherwise in parenthesis.

(1)	Level 1 security (See Note 5).

All securities are United States companies, unless noted otherwise in parentheses.

(a)	Represents annualized seven-day yield as of December 31, 2010.
(b)	Includes appreciation(depreciation) on futures contracts and forward foreign currency exchange contracts and swaps.
(c)	A portion of the security is pledged as collateral for forward foreign currency exchange contracts.
*	The rating reflected is as December 31, 2010. Rating of certain bonds may have changed subsequent to the date.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2010	70

Consolidated Schedule of Investments	December 31, 2010

AQR RISK PARITY FUND

Credit default swap contracts sell protection as of December 31, 2010:

COUNTERPARTY	REFERENCE ENTITY	FIXED ANNUAL RATE RECEIVED BY FUND	CURRENCY	NOTIONAL AMOUNT	UPFRONT PREMIUM (RECEIVED) PAID	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Deutsche Bank	Markit CDX North America Investment Grade Index Series 15	1.000%	USD	2,400,000	$9,379	12/20/2015	$8,125
Deutsche Bank	iTraxx Europe Series 14.V1	1.000%	EUR	250,000	787	12/20/2015	(1,401)
Deutsche Bank	Markit CDX North America High Yield Index Series 15	5.000%	USD	1,850,000	47,773	12/20/2015	9,777
Deutsche Bank	Markit CDX Emerging Market Index Series 14	5.000%	USD	300,000	40,872	12/20/2015	560
The Royal Bank of Scotland	Markit CDX North America High Yield Index Series 15	5.000%	USD	225,000	(912)	12/20/2015	7,912
The Royal Bank of Scotland	Markit CDX Emerging Market Index Series 14	5.000%	USD	300,000	42,357	12/20/2015	(925)
The Royal Bank of Scotland	iTraxx Europe Crossover Series 14.V1	5.000%	EUR	100,000	1,845	12/20/2015	1,805
The Royal Bank of Scotland	Markit CDX North America Investment Grade Index Series 15	1.000%	USD	525,000	853	12/20/2015	2,976
The Royal Bank of Scotland	iTraxx Europe Series 14.V1	1.000%	EUR	25,000	4	12/20/2015	(65)
The Royal Bank of Scotland	Markit CMBX North America AJ 4	0.960%	USD	25,000	(7,043)	2/17/2051	317
Bank of America	Markit CDX Emerging Market Index Series 14	5.000%	USD	850,000	111,319	12/20/2015	6,072
Bank of America	Markit CDX North America High Yield Index Series 15	5.000%	USD	3,150,000	(21,762)	12/20/2015	119,754
Bank of America	Markit CDX North America Investment Grade Index Series 15	1.000%	USD	2,775,000	5,038	12/20/2015	15,200
Bank of America	Markit CMBX North America AJ 3	0.755%	USD	50,000	(12,191)	12/13/2049	2,576
Bank of America	Markit CMBX North America AJ 4	0.697%	USD	50,000	(15,056)	2/17/2051	1,605
Bank of America	Markit CMBX North America AJ 5	0.750%	USD	50,000	(12,443)	2/15/2051	2,088
Bank of America	iTraxx Europe Crossover Series 14.V1	5.000%	EUR	1,300,000	7,804	12/20/2015	31,853
Bank of America	iTraxx Europe Series 14.V1	1.000%	EUR	2,075,000	(724)	12/20/2015	3,420

							$211,649

Money market fund investment pledged as collateral for credit default swap contracts was $320,000 at December 31, 2010. Additional collateral for positions held at the Royal Bank of Scotland is included in the collateral for forward foreign currency exchange contracts.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2010	71

Consolidated Schedule of Investments	December 31, 2010

AQR RISK PARITY FUND

Interest rate swap contracts outstanding as of December 31, 2010

COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	CURRENCY	NOTIONAL AMOUNT	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
The Royal Bank of Scotland	3 month Hong Kong Interbank Offer Rate	2.145%	HKD	1,550,000	3/16/2016	$(1,107)
The Royal Bank of Scotland	3 month Hong Kong Interbank Offer Rate	1.748%	HKD	2,760,959	3/16/2016	(8,760)
The Royal Bank of Scotland	3 month Johannesburg Interbank Agreed Rate	7.080%	ZAR	1,320,000	3/16/2016	(1,364)
The Royal Bank of Scotland	3 month Johannesburg Interbank Agreed Rate	7.390%	ZAR	2,390,000	3/16/2016	2,203
The Royal Bank of Scotland	3 month Johannesburg Interbank Agreed Rate	7.155%	ZAR	3,282,843	3/16/2016	(1,826)
The Royal Bank of Scotland	3 month South Korea Interbank Offered Rate	3.680%	KRW	200,000,000	3/16/2016	(2,826)
The Royal Bank of Scotland	3.950%	(1)	KRW	220,000,000	3/16/2016	748
The Royal Bank of Scotland	3 month South Korea Interbank Offered Rate	3.690%	KRW	710,000,000	3/16/2016	(9,750)
The Royal Bank of Scotland	3 month South Korea Interbank Offered Rate	3.930%	KRW	860,000,000	3/16/2016	(3,611)
The Royal Bank of Scotland	3 month South Korea Interbank Offered Rate	3.750%	KRW	1,455,153,531	3/16/2016	(16,515)
The Royal Bank of Scotland	6 month Budapest Interbank Offered Rate	5.970%	HUF	38,000,000	3/16/2016	(8,328)
The Royal Bank of Scotland	6 month Budapest Interbank Offered Rate	6.300%	HUF	43,955,931	3/16/2016	(6,638)
The Royal Bank of Scotland	6 month Budapest Interbank Offered Rate	7.150%	HUF	49,000,000	3/16/2016	1,189
The Royal Bank of Scotland	6 month Singapore Interbank Offered Rate	1.750%	SGD	220,000	3/16/2016	(3,131)
The Royal Bank of Scotland	6 month Singapore Interbank Offered Rate	1.816%	SGD	365,898	3/16/2016	(4,306)
The Royal Bank of Scotland	6 month Warsaw Interbank Offered Rate	4.986%	PLN	990,000	3/16/2016	(8,334)
The Royal Bank of Scotland	6 month Warsaw Interbank Offered Rate	4.940%	PLN	2,060,979	3/16/2016	(18,569)
The Royal Bank of Scotland	6 month Warsaw Interbank Offered Rate	5.270%	PLN	590,000	3/16/2016	(2,427)
The Royal Bank of Scotland	3 month Johannesburg Interbank Agreed Rate	7.040%	ZAR	1,320,000	3/16/2016	(1,697)
The Royal Bank of Scotland	3 month Johannesburg Interbank Agreed Rate	7.350%	ZAR	1,370,000	3/16/2016	918
The Royal Bank of Scotland	6.955%	(2)	ZAR	1,560,000	3/16/2016	2,842
The Royal Bank of Scotland	3 month Hong Kong Interbank Offered Rate	1.630%	HKD	1,590,000	3/16/2016	(6,213)
The Royal Bank of Scotland	6 month Prague Interbank Offered Rate	2.330%	CZK	3,000,000	3/16/2016	(2,728)
The Royal Bank of Scotland	6 month Prague Interbank Offered Rate	2.680%	CZK	4,000,000	3/16/2016	(115)
The Royal Bank of Scotland	6 month Prague Interbank Offered Rate	2.210%	CZK	5,438,792	3/16/2016	(6,585)
The Royal Bank of Scotland	3.730%	(1)	KRW	200,000,000	3/16/2016	(2,667)

						$(109,597)

(1)	3 Month South Korea Interbank Offered Rate
(2)	3 Month Johannesburg Interbank Agreed Rate

Cash collateral held by the broker is included in the forward foreign currency exchange contracts cash collateral.

Total return swap contracts outstanding as of December 31, 2010

COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Merrill Lynch	Australia 10-Year Bond Future	03/15/2011	$105,105	$785
Merrill Lynch	10-Year Japanese Government Bond	03/10/2011	5,188,976	12,060
Merrill Lynch	10-Year U.S. Treasury Note	03/22/2011	6,634,935	(131,310)
Merrill Lynch	Euro - Bund Futures	03/08/2011	3,709,109	(10,697)
Merrill Lynch	Long Gilt	03/29/2011	749,972	(1,654)
Merrill Lynch	Swiss Market Index	03/18/2011	69,292	(1,081)
Royal Bank of Scotland	Kospi 200 Futures	03/10/2011	339,642	22,504

				$(109,393)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2010	72

Consolidated Schedule of Investments	December 31, 2010

AQR RISK PARITY FUND

Open futures contracts outstanding at December 31, 2010:

NUMBER OF CONTRACTS	TYPE	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2010	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts:
5	10-Year Mini Japanese Government Bond Futures	March 9, 2011	$860,721	$866,839	$6,118
3	Amsterdam Index	January 21, 2011	282,540	285,589	3,049
9	CAC40 10 Euro	January 21, 2011	469,372	459,957	(9,415)
3	Coffee ‘C’ Futures	May 18, 2011	244,951	272,025	27,074
9	Corn Futures	May 13, 2011	262,117	286,425	24,308
2	Cotton No.2 Futures	March 9, 2011	135,201	144,810	9,609
1	Cotton No.2 Futures	May 6, 2011	68,347	68,805	458
2	DAX Index	March 18, 2011	472,193	464,646	(7,547)
4	E-Mini Russell 2000 Futures	March 18, 2011	309,057	312,920	3,863
49	E-Mini S&P 500 Futures	March 18, 2011	3,022,025	3,069,850	47,825
8	FTSE 100 Index Futures	March 18, 2011	731,503	738,110	6,607
4	FTSE/JSE Top 40 Index	March 17, 2011	171,664	174,178	2,514
1	FTSE/MIB Index	March 18, 2011	138,761	135,530	(3,231)
1	Globes RBOB Gas Futures	February 25, 2011	98,158	102,194	4,036
3	Globex Brent FCL Futures	February 10, 2011	276,090	284,010	7,920
1	Globex Brent Futures	January 13, 2011	94,110	94,750	640
12	Globex Crude Oil Futures	February 18, 2011	1,078,800	1,106,640	27,840
1	Globex Crude Oil Futures	January 19, 2011	91,490	91,380	(110)
1	Globex Heat Oil Futures	February 25, 2011	104,719	107,037	2,318
6	Gold 100 OZ Futures	February 24, 2011	823,511	852,840	29,329
4	H-SHARES Index Futures	January 28, 2011	317,212	325,767	8,555
1	IBEX 35 Index	January 21, 2011	135,967	131,351	(4,616)
1	Lean Hogs Futures	April 14, 2011	32,343	33,550	1,207
1	Live Cattle Futures	April 29, 2011	43,023	44,880	1,857
2	LME Aluminum Futures	July 1, 2011	116,886	123,062	6,176
2	LME Aluminum Futures	November 2, 2011	113,253	123,201	9,948
2	LME Copper Futures	March 14, 2011	418,253	480,750	62,497
2	LME Copper Futures	June 13, 2011	449,252	477,975	28,723
7	LME HG Aluminum Futures	June 13, 2011	411,153	435,138	23,985
8	LME PRI Aluminum Futures	March 14, 2011	470,338	494,150	23,812
10	MSCI Taiwan Stock Index Futures	January 28, 2011	314,657	319,300	4,643
1	Natural Gas Futures	February 27, 2011	10,363	11,013	650
22	Natural Gas Futures	February 24, 2011	227,480	243,210	15,730
3	S&P MID 400 E-Mini Future	March 18, 2011	266,980	271,590	4,610
2	SGX MSCI Singapore Index Futures	January 28, 2011	116,549	118,153	1,604
10	SGX S&P CNX Nifty Index Futures	January 27, 2011	120,969	123,280	2,311
5	Soybean Futures	March 14, 2011	302,573	350,749	48,176
7	Sugar #11 (World Markets)	April 29, 2011	200,271	229,869	29,598
6	TOPIX Index	March 10, 2011	655,938	662,844	6,906
6	Wheat Futures	May 13, 2011	239,892	246,225	6,333

					465,910

Short Contracts:
2	LME Aluminum Futures	July 1, 2011	(116,997)	(123,062)	(6,065)
2	LME Aluminum Futures	November 2, 2011	(112,621)	(123,200)	(10,579)
2	LME Copper Futures	March 14, 2011	(425,623)	(480,751)	(55,128)
8	LME PRI Aluminum Futures	March 14, 2011	(460,190)	(494,150)	(33,960)

					(105,732)

					$360,178

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2010	73

Consolidated Schedule of Investments	December 31, 2010

AQR RISK PARITY FUND

Cash held as collateral with brokers for futures contracts was $650,572 at December 31, 2010.

Forward foreign currency exchange contracts outstanding as of December 31, 2010:

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2010	UNREALIZED APPRECIATION (DEPRECIATION)
Brazilian Real, Expiring 03/16/11	The Royal Bank of Scotland	BRL	1,695,000	$970,477	$1,005,659	$35,182
Euro, Expiring 03/16/11	The Royal Bank of Scotland	EUR	50,000	65,995	67,067	1,072
Euro, Expiring 01/03/11	The Royal Bank of Scotland	EUR	363,000	476,692	486,983	10,291
British Pound, Expiring 03/16/11	The Royal Bank of Scotland	GBP	40,000	62,986	62,592	(394)
Israeli Shekel, Expiring 03/16/11	The Royal Bank of Scotland	ILS	3,583,000	979,418	1,010,801	31,383
Japanese Yen, Expiring 03/16/11	The Royal Bank of Scotland	JPY	7,577,000	91,119	93,493	2,374
Korean Won, Expiring 03/16/11	The Royal Bank of Scotland	KRW	816,164,000	704,845	716,502	11,657
Mexican Peso, Expiring 03/16/11	The Royal Bank of Scotland	MXN	16,438,000	1,309,204	1,325,652	16,448
Singapore Dollar, Expiring 03/16/11	The Royal Bank of Scotland	SGD	929,000	708,696	725,186	16,490
Turkish Lira, Expiring 03/16/11	The Royal Bank of Scotland	TRY	953,000	624,256	613,887	(10,369)
Taiwanese Dollar, Expiring 03/16/11	The Royal Bank of Scotland	TWD	30,818,000	1,025,763	1,058,873	33,110
South African Rand, Expiring 03/16/11	The Royal Bank of Scotland	ZAR	4,944,000	691,104	739,747	48,643

				7,710,555	7,906,442	195,887

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2010	UNREALIZED APPRECIATION (DEPRECIATION)
Brazilian Real, Expiring 03/16/11	The Royal Bank of Scotland	BRL	(38,000)	$(21,936)	$(22,546)	$(610)
Euro, Expiring 03/16/11	The Royal Bank of Scotland	EUR	(4,664,000)	(6,132,364)	(6,256,010)	(123,646)
Euro, Expiring 03/16/11	The Royal Bank of Scotland	EUR	(363,000)	(476,619)	(486,906)	(10,287)
British Pound, Expiring 03/16/11	The Royal Bank of Scotland	GBP	(1,779,000)	(2,776,434)	(2,783,785)	(7,351)
British Pound, Expiring 03/16/11	The Royal Bank of Scotland	GBP	(126,000)	(193,851)	(197,165)	(3,314)
Japanese Yen, Expiring 03/16/11	The Royal Bank of Scotland	JPY	(3,927,000)	(46,814)	(48,456)	(1,642)
Korean Won, Expiring 03/16/11	The Royal Bank of Scotland	KRW	(23,027,000)	(20,010)	(20,215)	(205)
Singapore Dollar, Expiring 03/16/11	The Royal Bank of Scotland	SGD	(103,000)	(78,521)	(80,403)	(1,882)
Turkish Lira, Expiring 03/16/11	The Royal Bank of Scotland	TRY	(74,000)	(47,663)	(47,668)	(5)
Taiwanese Dollar, Expiring 03/16/11	The Royal Bank of Scotland	TWD	(1,405,000)	(46,951)	(48,274)	(1,323)

				(9,841,163)	(9,991,428)	(150,265)

				$(2,130,608)	$(2,084,986)	$45,622

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2010	74

Consolidated Schedule of Investments	December 31, 2010

AQR RISK PARITY FUND

Money Market fund investment is pledged as collateral for forward foreign exchange contracts in the amount of $537,300.

BRL - Brazilian Real

CZK - Czech Republic Koruna

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

HUF - Hungarian Forint

ILS - Israeli Shekel

JPY - Japanese Yen

KRW - Korean Won

MXN - Mexican Peso

PLN - Polish Zlotych

SGD - Singapore Dollar

TRY - Turkish Lira

TWD - Taiwan Dollar

ZAR - South African Rand

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2010	75

Schedule of Investments	December 31, 2010

AQR MOMENTUM FUND

COMMON STOCKS - 97.3%	SHARES	VALUE (Note 3)
Consumer Discretionary - 29.2%
Abercrombie & Fitch Co., Class A	3,300	$190,179
Advance Auto Parts, Inc.	3,200	211,680
Amazon.com, Inc. †	15,800	2,844,000
AutoNation, Inc. †(a)	1,100	31,020
AutoZone, Inc. †	1,800	490,662
BorgWarner, Inc. †(a)	4,100	296,676
Brinker International, Inc.	5,700	119,016
Cablevision Systems Corp., Class A (a)	10,000	338,400
CarMax, Inc. †	10,200	325,176
CBS Corp., Class B	9,600	182,880
Cheesecake Factory, Inc./The †	3,900	119,574
Chipotle Mexican Grill, Inc. †	2,000	425,320
Clear Channel Outdoor Holdings, Inc., Class A †	9,300	130,572
Coach, Inc.	13,507	747,072
Coinstar, Inc. †	2,100	118,524
Dana Holding Corp. †(a)	8,800	151,448
Darden Restaurants, Inc.	5,800	269,352
Deckers Outdoor Corp. †(a)	2,300	183,402
Dick’s Sporting Goods, Inc. †(a)	4,600	172,500
Dillard’s, Inc., Class A (a)	3,700	140,378
DIRECTV, Class A †	8,000	319,440
Discovery Communications, Inc., Class A †(a)	16,666	694,972
Dollar General Corp. †	4,000	122,680
Dollar Tree, Inc. †	6,200	347,696
Family Dollar Stores, Inc. (a)	8,000	397,680
Foot Locker, Inc.	7,900	154,998
Ford Motor Co. †(a)	155,943	2,618,283
Fortune Brands, Inc.	4,600	277,150
Fossil, Inc. †	3,300	232,584
Gentex Corp. (a)	2,900	85,724
Genuine Parts Co.	2,800	143,752
Guess?, Inc. (a)	700	33,124
Harley-Davidson, Inc.	1,600	55,472
Hasbro, Inc.	3,700	174,566
HSN, Inc. †(a)	1,300	39,832
Hyatt Hotels Corp., Class A †	6,400	292,864
Interpublic Group of Cos., Inc./The †	20,600	218,772
Jarden Corp.	4,300	132,741
JC Penney Co., Inc.	7,500	242,325
Johnson Controls, Inc.	27,300	1,042,860
Las Vegas Sands Corp. †(a)	18,600	854,670
Lear Corp. †	1,400	138,194
Leggett & Platt, Inc.	1,500	34,140
Liberty Global, Inc., Class A †(a)	7,200	254,736
Liberty Media Corp. - Capital, Series A †	3,500	218,960
Liberty Media Corp. - Interactive, Series A †	26,000	410,020
Liberty Media Corp. - Starz, Series A †	1,900	126,312
Ltd. Brands, Inc.	14,600	448,658
Macy’s, Inc.	18,000	455,400
Marriott International, Inc., Class A (a)	11,500	477,710
Mattel, Inc.	18,600	472,998
McDonald’s Corp.	47,800	3,669,128
MGM Resorts International †	12,700	188,595
NetFlix, Inc. †	3,100	544,670
Newell Rubbermaid, Inc.	2,900	52,722

	SHARES	VALUE (Note 3)
Consumer Discretionary - 29.2% (continued)
NIKE, Inc., Class B	18,900	$1,614,438
O’Reilly Automotive, Inc. †	5,800	350,436
Panera Bread Co., Class A †(a)	2,400	242,904
Penn National Gaming, Inc. †	3,500	123,025
PetSmart, Inc. (a)	3,400	135,388
Phillips-Van Heusen Corp.	3,200	201,632
Polo Ralph Lauren Corp.	4,100	454,772
priceline.com, Inc. †	2,226	889,398
Ross Stores, Inc.	5,800	366,850
Royal Caribbean Cruises Ltd. †	5,300	249,100
Saks, Inc. †	11,300	120,910
Sally Beauty Holdings, Inc. †	8,500	123,505
Scripps Networks Interactive, Inc., Class A	500	25,875
Signet Jewelers Ltd. (Bermuda) †	3,900	169,260
Sirius XM Radio, Inc. †(a)	136,000	223,040
Sotheby’s (a)	4,100	184,500
Stanley Black & Decker, Inc.	5,400	361,098
Starbucks Corp.	30,134	968,206
Starwood Hotels & Resorts Worldwide, Inc.	7,500	455,850
Tempur-Pedic International, Inc. †(a)	3,900	156,234
Tenneco, Inc. †	3,100	127,596
Tiffany & Co.	4,800	298,896
Time Warner Cable, Inc.	14,900	983,847
Tractor Supply Co. (a)	3,500	169,715
TRW Automotive Holdings Corp. †	4,800	252,960
Tupperware Brands Corp.	800	38,136
Ulta Salon Cosmetics & Fragrance, Inc. †	3,600	122,400
Under Armour, Inc., Class A †	2,800	153,552
Urban Outfitters, Inc. †	700	25,067
Viacom, Inc., Class B	22,600	895,186
Virgin Media, Inc. (a)	10,700	291,468
Walt Disney Co./The	9,600	360,096
Whirlpool Corp. (a)	900	79,947
Williams-Sonoma, Inc.	1,500	53,535
Wyndham Worldwide Corp.	6,700	200,732
Wynn Resorts Ltd.	3,900	404,976
Yum! Brands, Inc.	20,600	1,010,430

		36,347,219

Consumer Staples - 4.8%
Altria Group, Inc.	87,800	2,161,636
Brown-Forman Corp., Class B	3,000	208,860
Coca-Cola Enterprises, Inc.	12,323	308,445
Corn Products International, Inc.	900	41,400
Dr Pepper Snapple Group, Inc.	7,700	270,732
Estee Lauder Cos., Inc./The, Class A	7,400	597,180
Green Mountain Coffee Roasters, Inc. †(a)	5,400	177,444
Hansen Natural Corp. †	2,900	151,612
Herbalife Ltd. (Cayman Islands)	1,200	82,044
Hershey Co./The	6,400	301,760
HJ Heinz Co.	1,900	93,974
Hormel Foods Corp. (a)	2,300	117,898
Kraft Foods, Inc., Class A	1,800	56,718
McCormick & Co., Inc.	3,300	153,549
Mead Johnson Nutrition Co.	6,700	417,075
Nu Skin Enterprises, Inc., Class A (a)	4,600	139,196

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2010	76

Schedule of Investments	December 31, 2010

AQR MOMENTUM FUND

	SHARES	VALUE (Note 3)
Consumer Staples - 4.8% (continued)
Sara Lee Corp.	11,100	$194,361
Smithfield Foods, Inc. †	1,600	33,008
Tyson Foods, Inc., Class A	10,300	177,366
United Natural Foods, Inc. †(a)	800	29,344
Whole Foods Market, Inc. †(a)	6,100	308,599

		6,022,201

Energy - 6.6%
Arch Coal, Inc.	5,600	196,336
Baker Hughes, Inc.	17,700	1,011,909
Brigham Exploration Co. †(a)	7,100	193,404
CARBO Ceramics, Inc. (a)	1,600	165,664
Cimarex Energy Co.	3,300	292,149
Complete Production Services, Inc. †	4,400	130,020
Concho Resources, Inc./Midland TX †(a)	5,100	447,117
ConocoPhillips	10,900	742,290
Dril-Quip, Inc. †	1,800	139,896
El Paso Corp.	19,900	273,824
Energy XXI Bermuda Ltd. (Bermuda) †	4,500	124,515
FMC Technologies, Inc. †	5,400	480,114
Forest Oil Corp. †	2,600	98,722
McDermott International, Inc. †	9,800	202,762
National Oilwell Varco, Inc.	17,700	1,190,325
Newfield Exploration Co. †	4,600	331,706
Oil States International, Inc. †	2,600	166,634
Patterson-UTI Energy, Inc.	5,600	120,680
Peabody Energy Corp.	10,900	697,382
Pioneer Natural Resources Co.	3,600	312,552
Rosetta Resources, Inc. †	3,300	124,212
Rowan Cos., Inc. †	4,200	146,622
RPC, Inc. (a)	2,100	38,052
SM Energy Co. (a)	1,600	94,288
Sunoco, Inc.	2,700	108,837
Superior Energy Services, Inc. †	3,800	132,962
Whiting Petroleum Corp. †	2,600	304,694

		8,267,668

Financials - 6.8%
Alexandria Real Estate Equities, Inc. REIT (a)	600	43,956
Alleghany Corp. †	100	30,637
American Campus Communities, Inc. REIT	900	28,584
American Capital Ltd. †(a)	17,800	134,568
American Express Co.	2,600	111,592
American International Group, Inc. †	3,400	195,908
Ameriprise Financial, Inc.	9,200	529,460
Apartment Investment & Management Co., Class A REIT	1,000	25,840
Arch Capital Group Ltd. (Bermuda) †	1,400	123,270
Ares Capital Corp.	3,600	59,328
AvalonBay Communities, Inc. REIT (a)	3,500	393,925
BGC Partners, Inc., Class A	14,300	118,833
Boston Properties, Inc. REIT	1,800	154,980
Brookfield Properties Corp.	18,200	319,046
Camden Property Trust REIT (a)	700	37,786
CB Richard Ellis Group, Inc., Class A †	12,300	251,904
CIT Group, Inc. †	6,100	287,310
City National Corp./CA (a)	500	30,680

	SHARES	VALUE (Note 3)
Financials - 6.8% (continued)
Comerica, Inc. (a)	3,400	$143,616
Credit Acceptance Corp. †	500	31,385
Douglas Emmett, Inc. REIT (a)	8,500	141,100
East West Bancorp, Inc.	1,700	33,235
Entertainment Properties Trust REIT (a)	1,000	46,250
Equity Residential REIT	10,700	555,865
Erie Indemnity Co., Class A	1,200	78,564
Essex Property Trust, Inc. REIT (a)	300	34,266
Fifth Third Bancorp	8,500	124,780
Forest City Enterprises, Inc., Class A †	7,500	125,175
General Growth Properties, Inc. REIT	25,400	393,192
Hartford Financial Services Group, Inc.	2,700	71,523
HCP, Inc. REIT	4,700	172,913
Home Properties, Inc. REIT (a)	1,100	61,039
Host Hotels & Resorts, Inc. REIT	19,500	348,465
Huntington Bancshares, Inc./OH (a)	9,400	64,578
Jones Lang LaSalle, Inc.	2,100	176,232
KeyCorp	23,200	205,320
Kimco Realty Corp. REIT	2,100	37,884
M&T Bank Corp.	800	69,640
Macerich Co./The REIT	3,002	142,205
Mid-America Apartment Communities, Inc. REIT (a)	1,800	114,282
New York Community Bancorp, Inc. (a)	18,300	344,955
Plum Creek Timber Co., Inc. REIT	600	22,470
ProLogis REIT	4,100	59,204
Prudential Financial, Inc.	3,100	182,001
Public Storage REIT	900	91,278
Rayonier, Inc. REIT	1,500	78,780
Realty Income Corp. REIT	1,000	34,200
SEI Investments Co.	5,100	121,329
Simon Property Group, Inc. REIT	3,100	308,419
SL Green Realty Corp. REIT (a)	2,500	168,775
SLM Corp. †	4,600	57,914
Tanger Factory Outlet Centers REIT	1,000	51,190
Taubman Centers, Inc. REIT	1,700	85,816
UDR, Inc. REIT (a)	7,900	185,808
Unum Group	5,400	130,788
Ventas, Inc. REIT	2,100	110,208
Vornado Realty Trust REIT	1,500	124,995
Weingarten Realty Investors REIT (a)	5,400	128,304
Zions Bancorp.	5,000	121,150

		8,456,700

Health Care - 2.9%
Agilent Technologies, Inc. †	2,200	91,146
Alexion Pharmaceuticals, Inc. †(a)	3,400	273,870
AMERIGROUP Corp. †(a)	600	26,352
AmerisourceBergen Corp.	3,700	126,244
BioMarin Pharmaceutical, Inc. †	4,400	118,492
Brookdale Senior Living, Inc. †	6,500	139,165
Cardinal Health, Inc.	5,300	203,043
Catalyst Health Solutions, Inc. †(a)	800	37,192
Cooper Cos., Inc./The (a)	1,500	84,510
Dendreon Corp. †(a)	6,867	239,795
Edwards Lifesciences Corp. †	2,900	234,436
Endo Pharmaceuticals Holdings, Inc. †	3,500	124,985

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2010	77

Schedule of Investments	December 31, 2010

AQR MOMENTUM FUND

	SHARES	VALUE (Note 3)
Health Care - 2.9% (continued)
Health Net, Inc. †	1,900	$51,851
Hill-Rom Holdings, Inc.	3,500	137,795
HMS Holdings Corp. †	1,900	123,063
Humana, Inc. †	1,300	71,162
Illumina, Inc. †	5,200	329,368
Incyte Corp. Ltd. †(a)	8,500	140,760
McKesson Corp.	1,800	126,684
Mylan, Inc./PA †	5,800	122,554
Perrigo Co. (a)	3,100	196,323
Salix Pharmaceuticals Ltd. †(a)	1,500	70,440
SXC Health Solutions Corp. †	1,500	64,290
Varian Medical Systems, Inc. †	3,800	263,264
Watson Pharmaceuticals, Inc. †	2,900	149,785

		3,546,569

Industrials - 17.9%
Acuity Brands, Inc. (a)	2,600	149,942
AGCO Corp. †(a)	2,900	146,914
Amerco, Inc. †(a)	300	28,812
AMETEK, Inc.	6,400	251,200
BE Aerospace, Inc. †(a)	4,200	155,526
Boeing Co./The	900	58,734
Bucyrus International, Inc.	1,900	169,860
Caterpillar, Inc.	25,900	2,425,794
CNH Global NV (Netherlands) †	2,500	119,350
Cooper Industries PLC	6,600	384,714
Crane Co.	700	28,749
CSX Corp.	15,500	1,001,455
Cummins, Inc.	8,400	924,084
Deere & Co.	17,200	1,428,460
Delta Air Lines, Inc. †(a)	5,700	71,820
Donaldson Co., Inc.	2,700	157,356
Dover Corp.	9,600	561,120
Eaton Corp.	6,300	639,513
Emerson Electric Co.	31,800	1,818,006
Expeditors International of Washington, Inc.	7,400	404,040
Fastenal Co. (a)	5,300	317,523
FedEx Corp.	2,000	186,020
Fluor Corp.	5,700	377,682
Gardner Denver, Inc.	2,100	144,522
Genesee & Wyoming, Inc., Class A †	2,300	121,785
Goodrich Corp.	6,800	598,876
Honeywell International, Inc.	29,100	1,546,956
IHS, Inc., Class A †(a)	900	72,351
Joy Global, Inc.	3,400	294,950
Kansas City Southern †(a)	3,600	172,296
KBR, Inc.	3,900	118,833
MSC Industrial Direct Co., Class A	2,200	142,318
Navistar International Corp. †	2,500	144,775
Nordson Corp. (a)	1,600	147,008
Norfolk Southern Corp.	6,000	376,920
Owens Corning †	1,400	43,610
PACCAR, Inc.	12,700	729,234
Parker Hannifin Corp.	6,700	578,210
Precision Castparts Corp.	1,600	222,736
Regal-Beloit Corp. (a)	400	26,704
Rockwell Automation, Inc.	5,300	380,063

	SHARES	VALUE (Note 3)
Industrials - 17.9% (continued)
Roper Industries, Inc.	2,700	$206,361
Ryder System, Inc.	500	26,320
Seaboard Corp.	21	41,811
Snap-On, Inc.	600	33,948
Southwest Airlines Co.	8,000	103,840
Stericycle, Inc. †(a)	2,900	234,668
Terex Corp. †(a)	1,200	37,248
Textron, Inc. (a)	1,400	33,096
Timken Co.	3,700	176,601
TransDigm Group, Inc. †	2,000	144,020
Union Pacific Corp.	19,500	1,806,870
United Continental Holdings, Inc. †	16,400	390,648
United Parcel Service, Inc., Class B	5,000	362,900
US Airways Group, Inc. †(a)	2,800	28,028
WABCO Holdings, Inc. †	2,900	176,697
WESCO International, Inc. †(a)	2,800	147,840
Woodward Governor Co.	3,200	120,192
WW Grainger, Inc. (a)	3,800	524,818

		22,264,727

Information Technology - 22.9%
Acme Packet, Inc. †	3,400	180,744
Advanced Micro Devices, Inc. †(a)	7,100	58,078
Akamai Technologies, Inc. †	9,400	442,270
Alliance Data Systems Corp. †(a)	1,800	127,854
Altera Corp. (a)	15,800	562,164
Apple, Inc. †	40,457	13,049,810
Ariba, Inc. †	5,100	119,799
Aruba Networks, Inc. †(a)	6,900	144,072
Atheros Communications, Inc. †(a)	900	32,328
Atmel Corp. †	19,900	245,168
Autodesk, Inc. †	7,900	301,780
Broadcom Corp., Class A	22,200	966,810
Citrix Systems, Inc. †	8,000	547,280
Cognizant Technology Solutions Corp., Class A †	12,200	894,138
Compuware Corp. †	10,300	120,201
Concur Technologies, Inc. †(a)	700	36,351
Cree, Inc. †(a)	1,985	130,792
Cypress Semiconductor Corp. †	6,900	128,202
Dolby Laboratories, Inc., Class A †(a)	4,600	306,820
F5 Networks, Inc. †	4,266	555,262
Factset Research Systems, Inc.	1,300	121,888
Fairchild Semiconductor International, Inc. †	7,700	120,197
Fortinet, Inc. †	3,800	122,930
Gartner, Inc. †(a)	1,600	53,120
Harris Corp.	600	27,180
IAC/InterActiveCorp †(a)	6,700	192,290
Informatica Corp. †(a)	4,500	198,135
Intuit, Inc. †	14,200	700,060
JDS Uniphase Corp. †(a)	10,100	146,248
Lexmark International, Inc., Class A †	2,000	69,640
Loral Space & Communications, Inc. †	500	38,250
MICROS Systems, Inc. †	3,700	162,282
Monster Worldwide, Inc. †	5,100	120,513
NCR Corp. †	7,900	121,423

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2010	78

Schedule of Investments	December 31, 2010

AQR MOMENTUM FUND

	SHARES	VALUE (Note 3)
Information Technology - 22.9% (continued)
NetApp, Inc. †	15,100	$829,896
Netlogic Microsystems, Inc. †	3,900	122,499
Novellus Systems, Inc. †	3,700	119,584
Parametric Technology Corp. †	5,300	119,409
Polycom, Inc. †	3,600	140,328
Quest Software, Inc. †	1,100	30,514
Rackspace Hosting, Inc. †	4,700	147,627
Red Hat, Inc. †	7,000	319,550
RF Micro Devices, Inc. †	16,200	119,070
Riverbed Technology, Inc. †	6,900	242,673
Rovi Corp. †	5,000	310,050
Salesforce.com, Inc. †	5,800	765,600
SanDisk Corp. †	10,300	513,558
Skyworks Solutions, Inc. †(a)	8,100	231,903
Solera Holdings, Inc. (a)	1,300	66,716
SuccessFactors, Inc. †(a)	4,900	141,904
Tellabs, Inc.	4,300	29,154
Teradata Corp. †	6,300	259,308
TIBCO Software, Inc. †	9,500	187,245
Trimble Navigation Ltd. †	4,900	195,657
TriQuint Semiconductor, Inc. †	10,400	121,576
Veeco Instruments, Inc. †(a)	3,000	128,880
VeriFone Systems, Inc. †(a)	4,500	173,520
VeriSign, Inc.	3,500	114,345
Vishay Intertechnology, Inc. †	8,200	120,376
VMware, Inc., Class A †	11,900	1,058,029
WebMD Health Corp. †(a)	1,000	51,060
Xerox Corp.	55,000	633,600
Zebra Technologies Corp., Class A †	3,200	121,568

		28,559,278

Materials - 5.3%
Albemarle Corp.	4,000	223,120
Allegheny Technologies, Inc. (a)	1,500	82,770
Allied Nevada Gold Corp. †(a)	6,500	171,015
Ashland, Inc.	3,000	152,580
Ball Corp.	2,700	183,735
Cliffs Natural Resources, Inc.	5,800	452,458
Compass Minerals International, Inc. (a)	500	44,635
Cytec Industries, Inc.	2,600	137,956
Dow Chemical Co./The	6,000	204,840
Eastman Chemical Co.	2,800	235,424
EI du Pont de Nemours & Co.	38,500	1,920,380
FMC Corp.	2,500	199,725
Hecla Mining Co. †(a)	6,100	68,686
Huntsman Corp.	8,300	129,563
International Flavors & Fragrances, Inc.	1,800	100,062
Kronos Worldwide, Inc.	600	25,494
Lubrizol Corp.	1,856	198,369
MeadWestvaco Corp.	5,200	136,032
Mosaic Co./The	2,200	167,992
Newmont Mining Corp.	900	55,287
PPG Industries, Inc.	8,700	731,409
Rockwood Holdings, Inc. †(a)	1,200	46,944
Sherwin-Williams Co./The	2,000	167,500
Solutia, Inc. †	6,500	150,020

	SHARES	VALUE (Note 3)
Materials - 5.3% (continued)
Stillwater Mining Co. †	5,700	$121,695
Titanium Metals Corp. †	2,900	49,822
Walter Energy, Inc.	2,100	268,464
WR Grace & Co. †	3,700	129,981

		6,555,958

Telecommunication Services - 0.5%
Crown Castle International Corp. †	3,000	131,490
MetroPCS Communications, Inc. †	9,600	121,248
NII Holdings, Inc. †	3,600	160,776
Windstream Corp. (a)	14,000	195,160

		608,674

Utilities - 0.4%
American Water Works Co., Inc.	2,800	70,812
Aqua America, Inc. (a)	1,600	35,968
CMS Energy Corp. (a)	2,100	39,060
Nicor, Inc.	800	39,936
Northeast Utilities	1,300	41,444
NSTAR	2,700	113,913
OGE Energy Corp.	1,900	86,526
Oneok, Inc.	2,000	110,940

		538,599

TOTAL COMMON STOCKS (cost $110,979,690)		121,167,593

MONEY MARKET FUND - 15.8%
J.P. Morgan Prime Money Market Fund - Capital Shares, 0.130% (2)(b)(c)	19,675,828	19,675,828

TOTAL MONEY MARKET FUND (cost $19,675,828; includes $6,988,139 of cash collateral received for securities on loan)		19,675,828

TOTAL INVESTMENTS - 113.1% (cost $130,655,518)		140,843,421

LIABILITIES IN EXCESS OF OTHER ASSETS - (13.1%) (d)		(16,352,068)

NET ASSETS - 100.0%		$124,491,353

All securities are United States companies, unless noted otherwise in parentheses.

†	Non income-producing security.
(a)	All or a portion of the security on loan. The aggregate market value of such securities is $6,787,555; cash collateral of $6,988,139 was received with which the Fund purchased a money market fund.
(b)	Represents annualized seven-day yield as of December 31, 2010.
(c)	Represents security, or portion thereof, purchased with the cash collateral received for securities on loan.
(d)	Includes (depreciation) on futures contracts.

All securities are Level 1, unless noted otherwise in parentheses.

(2)	Level 2 security (See Note 5).

The following abbreviations are used in portfolio descriptions:

REIT - Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2010	79

Schedule of Investments	December 31, 2010

AQR MOMENTUM FUND

Open futures contracts outstanding at December 31, 2010:

NUMBER OF CONTRACTS	TYPE	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2010	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts:
52	E-Mini S&P 500 Futures	March 18, 2011	$3,259,234	$3,257,800	$(1,434)

Cash held as collateral with broker for futures contracts was $298,540 at December 31, 2010.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2010	80

Schedule of Investments	December 31, 2010

AQR SMALL CAP MOMENTUM FUND

COMMON STOCKS - 97.5%	SHARES	VALUE (Note 3)
Consumer Discretionary - 17.6%
99 Cents Only Stores †	1,000	$15,940
A. H. Belo Corp., Class A †(a)	3,400	29,580
AFC Enterprises, Inc. †	2,600	36,140
American Axle & Manufacturing Holdings, Inc. †	12,400	159,464
Amerigon, Inc. †(a)	2,700	29,376
AnnTaylor Stores Corp. †	9,000	246,510
Arbitron, Inc.	2,200	91,344
Arctic Cat, Inc. †	3,000	43,920
Asbury Automotive Group, Inc. †	3,700	68,376
Ballantyne Strong, Inc. †	2,500	19,425
Biglari Holdings, Inc. †	121	49,635
BJ’s Restaurants, Inc. †	3,800	134,634
Blyth, Inc.	700	24,136
Bon-Ton Stores, Inc./The †	2,900	36,714
Brown Shoe Co., Inc.	5,900	82,187
Buckle, Inc./The	3,600	135,972
Cabela’s, Inc. †	6,700	145,725
Caribou Coffee Co., Inc. †	1,600	16,128
Casual Male Retail Group, Inc. †	4,600	21,804
Cato Corp./The, Class A	3,800	104,158
CEC Entertainment, Inc. †	1,100	42,713
Cheesecake Factory, Inc./The †	3,100	95,046
Children’s Place Retail Stores, Inc./The †	4,000	198,560
Coinstar, Inc. †	2,000	112,880
Collectors Universe	1,100	15,301
Cost Plus, Inc. †	3,600	34,920
CPI Corp.	2,200	49,610
Cracker Barrel Old Country Store, Inc.	3,300	180,741
CROCS, Inc. †	13,900	237,968
Cumulus Media, Inc., Class A †	3,500	15,085
Dana Holding Corp. †	6,900	118,749
Denny’s Corp. †	12,400	44,392
Destination Maternity Corp. †	500	18,965
DineEquity, Inc. †	2,400	118,512
Domino’s Pizza, Inc. †(a)	7,100	113,245
Dorman Products, Inc. †	1,932	70,016
DSW, Inc., Class A †(a)	6,611	258,490
Einstein Noah Restaurant Group, Inc. †	1,200	16,860
EW Scripps Co., Class A †	5,600	56,840
Finish Line, Inc./The, Class A	10,200	175,338
Gaylord Entertainment Co. †	8,100	291,114
Geeknet, Inc. †	600	14,994
Genesco, Inc. †	3,700	138,713
G-III Apparel Group Ltd. †	1,500	52,725
Global Sources Ltd. (Bermuda) †	2,000	19,040
Global Traffic Network, Inc. †	1,700	15,725
Gray Television, Inc. †	4,800	8,976
Group 1 Automotive, Inc.	2,700	112,752
Helen of Troy Ltd. (Bermuda) †	4,400	130,856
hhgregg, Inc. †(a)	700	14,665
Hibbett Sports, Inc. †(a)	4,500	166,050
HSN, Inc. †	5,500	168,520
Iconix Brand Group, Inc. †	10,500	202,755
Interval Leisure Group, Inc. †	3,500	56,490
iRobot Corp. †	1,400	34,832
Jakks Pacific, Inc. †	3,500	63,770

	SHARES	VALUE (Note 3)
Consumer Discretionary - 17.6% (continued)
Jo-Ann Stores, Inc. †	4,302	$259,066
JoS. A. Bank Clothiers, Inc. †	4,900	197,568
K12, Inc. †	600	17,196
Kenneth Cole Productions, Inc., Class A †	2,700	33,723
Kid Brands, Inc. †	4,400	37,620
Kingold Jewelry, Inc. (China) †	1,500	6,120
Knology, Inc. †	2,600	40,638
Krispy Kreme Doughnuts, Inc. †	8,000	55,840
K-Swiss, Inc., Class A †(a)	1,300	16,211
Leapfrog Enterprises, Inc. †	10,000	55,500
Libbey, Inc. †	2,200	34,034
Life Time Fitness, Inc. †(a)	6,100	250,039
Lifetime Brands, Inc. †	1,400	19,656
Lithia Motors, Inc., Class A	2,800	40,012
Liz Claiborne, Inc. †	14,700	105,252
Mac-Gray Corp.	1,100	16,445
Maidenform Brands, Inc. †	3,500	83,195
Men’s Wearhouse, Inc./The	7,900	197,342
Monarch Casino & Resort, Inc. †	1,200	15,000
Monro Muffler Brake, Inc.	600	20,754
Morgans Hotel Group Co. †	5,100	46,257
Morton’s Resturant Group, Inc. †	2,500	16,200
Motorcar Parts of America, Inc. †	2,000	26,080
NutriSystem, Inc. (a)	1,100	23,133
OfficeMax, Inc. †	12,900	228,330
Peet’s Coffee & Tea, Inc. †(a)	1,800	75,132
Pep Boys - Manny, Moe & Jack/The	5,600	75,208
Perry Ellis International, Inc. †	1,900	52,193
PF Chang’s China Bistro, Inc.	2,800	135,688
Pier 1 Imports, Inc. †	15,300	160,650
Pinnacle Entertainment, Inc. †	7,700	107,954
Pre-Paid Legal Services, Inc. †	600	36,150
PRIMEDIA, Inc.	3,600	15,120
Quiksilver, Inc. †	16,500	83,655
RC2 Corp. †	3,400	74,018
Red Lion Hotels Corp. †	2,000	15,960
Rentrak Corp. †(a)	700	21,112
Retail Ventures, Inc. †	3,400	55,420
RG Barry Corp. (a)	1,400	15,568
Ruby Tuesday, Inc. †	8,400	109,704
Saks, Inc. †	7,000	74,900
Shoe Carnival, Inc. †	1,800	48,600
Shuffle Master, Inc. †	6,200	70,990
Shutterfly, Inc. †	3,723	130,417
Sinclair Broadcast Group, Inc., Class A	11,700	95,706
Skechers U.S.A., Inc., Class A †	800	16,000
Standard Motor Products, Inc.	1,900	26,030
Steinway Musical Instruments, Inc. †	800	15,880
Steven Madden Ltd. †(a)	3,791	158,161
Stoneridge, Inc. †	3,600	56,844
Sturm, Ruger & Co., Inc.	2,300	35,167
Summer Infant, Inc. †	2,200	16,676
Texas Roadhouse, Inc. †	11,600	199,172
Timberland Co./The, Class A †	7,400	181,966
Tuesday Morning Corp. †	8,600	45,408
U.S. Auto Parts Network, Inc. †	2,500	21,000
Ulta Salon Cosmetics & Fragrance, Inc. †	3,100	105,400

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2010	81

Schedule of Investments	December 31, 2010

AQR SMALL CAP MOMENTUM FUND

	SHARES	VALUE (Note 3)
Consumer Discretionary - 17.6% (continued)
Unifi, Inc. †	1,200	$20,316
Valassis Communications, Inc. †	8,300	268,505
Vitamin Shoppe, Inc. †	1,300	43,732
Zumiez, Inc. †	4,000	107,480

		9,570,469

Consumer Staples - 2.8%
B&G Foods, Inc.	7,200	98,856
Boston Beer Co., Inc., Class A †(a)	1,100	104,599
Cal-Maine Foods, Inc.	2,500	78,950
Craft Brewers Alliance, Inc. †	2,200	16,280
Darling International, Inc. †	8,700	115,536
Diamond Foods, Inc. (a)	3,000	159,540
Elizabeth Arden, Inc. †	2,700	62,127
Hain Celestial Group, Inc./The †	6,900	186,714
Ingles Markets, Inc., Class A	900	17,280
Inter Parfums, Inc.	1,700	32,045
John B. Sanfilippo & Son, Inc. †	1,300	16,172
Limoneira Co.	600	17,220
Medifast, Inc. †	1,232	35,580
MGP Ingredients, Inc.	1,400	15,456
Nash Finch Co.	400	17,004
Omega Protein Corp. †	2,800	22,680
Pantry, Inc./The †(a)	2,700	53,622
Prestige Brands Holdings, Inc. †	6,200	74,090
Pricesmart, Inc.	2,300	87,469
Schiff Nutrition International, Inc.	4,300	39,044
Star Scientific, Inc. †(a)	15,800	30,810
Vector Group Ltd.	8,500	147,220
WD-40 Co. (a)	1,400	56,392
Weis Markets, Inc. (a)	400	16,132

		1,500,818

Energy - 7.4%
Abraxas Petroleum Corp. †	7,600	34,732
Apco Oil and Gas International, Inc.	300	17,250
Approach Resources, Inc. †	900	20,790
Basic Energy Services, Inc. †	2,700	44,496
Bristow Group, Inc. †	2,500	118,375
Callon Petroleum Co. †(a)	4,600	27,232
CAMAC Energy, Inc. †	4,900	9,751
Cheniere Energy, Inc. †	6,900	38,088
Clayton Williams Energy, Inc. †	1,100	92,367
Cloud Peak Energy, Inc. †	3,100	72,013
Complete Production Services, Inc. †	3,200	94,560
Crosstex Energy, Inc.	6,100	54,046
CVR Energy, Inc. †	7,000	106,260
Enbridge Energy Management LLC †	1,017	64,935
Endeavour International Corp. †	1,200	16,560
Energy XXI Bermuda Ltd. (Bermuda) †	2,300	63,641
Evolution Petroleum Corp. †	2,400	15,648
Frontier Oil Corp. †	10,600	190,906
FX Energy, Inc. †	2,700	16,605
Georesources, Inc. †	1,300	28,873
Green Plains Renewable Energy, Inc. †	2,300	25,898
Gulfport Energy Corp. †(a)	4,500	97,425
Harvest Natural Resources, Inc. †(a)	4,300	52,331
Houston American Energy Corp.	2,400	43,416

	SHARES	VALUE (Note 3)
Energy - 7.4% (continued)
Hyperdynamics Corp. †	6,900	$34,224
International Coal Group, Inc. †	33,800	261,612
Knightsbridge Tankers Ltd. (Bermuda)	3,100	69,037
Kodiak Oil & Gas Corp. †	14,900	98,340
Lufkin Industries, Inc.	4,900	305,711
Magellan Petroleum Corp. †	5,500	15,840
Magnum Hunter Resources Corp. †	6,500	46,800
McMoRan Exploration Co. †	13,100	224,534
Miller Petroleum, Inc. †	5,300	27,560
Mitcham Industries, Inc. †	1,500	17,325
Newpark Resources, Inc. †	2,700	16,632
Northern Oil and Gas, Inc. †	6,300	171,423
OYO Geospace Corp. †	500	49,555
Petroleum Development Corp. †	3,800	160,398
Rex Energy Corp. †(a)	2,100	28,665
Rosetta Resources, Inc. †	4,800	180,672
Ship Finance International Ltd. (Bermuda)	7,600	163,552
Swift Energy Co. †	4,500	176,175
T-3 Energy Services, Inc. †	1,100	43,813
Teekay Tankers Ltd., Class A (Bermuda)(a)	7,800	96,252
Tesco Corp. (Canada) †	1,900	30,172
Uranerz Energy Corp. †	11,900	47,481
Uranium Energy Corp. †	10,100	61,004
Uranium Resources, Inc. †	19,100	64,940
USEC, Inc. †	13,400	80,668
VAALCO Energy, Inc. †	3,700	26,492
Venoco, Inc. †(a)	2,100	38,745
W&T Offshore, Inc.	3,100	55,397
Warren Resources, Inc. †	5,100	23,052
Western Refining, Inc. †	6,000	63,480

		4,025,749

Financials - 16.0%
Abington Bancorp, Inc.	1,300	15,509
Agree Realty Corp. REIT	1,000	26,190
American Equity Investment Life Holding Co.	15,400	193,270
American Safety Insurance Holdings Ltd. †	700	14,966
Ameris Bancorp †	2,701	28,469
Amtrust Financial Services, Inc.	4,600	80,500
Argo Group International Holdings Ltd. (Bermuda)	2,000	74,900
Arlington Asset Investment Corp., Class A	1,600	38,384
Ashford Hospitality Trust, Inc. REIT †	7,700	74,305
Associated Estates Realty Corp. REIT	8,100	123,849
Astoria Financial Corp. (a)	3,900	54,249
Bancorp Rhode Island, Inc.	600	17,454
Bancorp, Inc./DE †	1,600	16,272
Bank of the Ozarks, Inc. (a)	3,100	134,385
BGC Partners, Inc., Class A (a)	12,300	102,213
BlackRock Kelso Capital Corp.	12,600	139,356
BofI Holding, Inc. †(a)	1,000	15,510
Capital Southwest Corp. (a)	300	31,140
CapLease, Inc. REIT	3,900	22,698
Cardinal Financial Corp.	3,800	44,194
Cathay General Bancorp	12,200	203,740
Center Financial Corp. †	7,200	54,576
Citizens & Northern Corp.	1,100	16,346

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2010	82

Schedule of Investments	December 31, 2010

AQR SMALL CAP MOMENTUM FUND

	SHARES	VALUE (Note 3)
Financials - 16.0% (continued)
CNA Surety Corp. †	1,800	$42,624
Colonial Properties Trust REIT (a)	11,100	200,355
Community Bank System, Inc.	5,900	163,843
CompuCredit Holdings Corp. †	2,300	16,054
Credit Acceptance Corp. †	500	31,385
Danvers Bancorp, Inc.	1,300	22,971
DiamondRock Hospitality Co. REIT †	10,800	129,600
Dime Community Bancshares, Inc.	2,000	29,180
Dollar Financial Corp. †	2,000	57,260
Eagle Bancorp, Inc. †	1,300	18,759
Education Realty Trust, Inc. REIT	4,200	32,634
Encore Capital Group, Inc. †	1,874	43,945
Enstar Group Ltd. (Bermuda) †	500	42,290
Enterprise Financial Services Corp.	1,500	15,690
Epoch Holding Corp.	1,100	17,083
Extra Space Storage, Inc. REIT	9,800	170,520
Ezcorp, Inc., Class A †	6,800	184,484
FBL Financial Group, Inc., Class A	3,100	88,877
Federal Agricultural Mortgage Corp., Class C	2,000	32,640
FelCor Lodging Trust, Inc. REIT †	10,000	70,400
Financial Institutions, Inc.	1,300	24,661
First Cash Financial Services, Inc. †	2,700	83,673
First Commonwealth Financial Corp.	8,600	60,888
First Financial Bancorp (a)	4,200	77,616
First Industrial Realty Trust, Inc. REIT †	7,600	66,576
First Merchants Corp.	3,700	32,782
First Potomac Realty Trust REIT	10,700	179,974
FNB Corp./PA (a)	18,100	177,742
FPIC Insurance Group, Inc. †	700	25,872
Gladstone Capital Corp. (a)	4,800	55,296
Gladstone Commercial Corp. REIT	1,400	26,362
Gladstone Investment Corp.	2,700	20,655
Glimcher Realty Trust REIT	11,600	97,440
Global Indemnity PLC (Ireland) †	1,500	30,675
Greenlight Capital Re Ltd., Class A (Cayman Islands) †	1,500	40,215
Hersha Hospitality Trust REIT	22,400	147,840
HFF, Inc., Class A †	4,500	43,470
Horace Mann Educators Corp.	6,500	117,260
Infinity Property & Casualty Corp.	2,400	148,320
Internet Capital Group, Inc. †	4,200	59,724
Ladenburg Thalmann Financial Services, Inc. †(a)	13,100	15,327
Lakeland Bancorp, Inc.	1,400	15,358
Lexington Realty Trust REIT	13,300	105,735
Main Street Capital Corp.	2,100	38,199
MainSource Financial Group, Inc.	1,300	13,533
MarketAxess Holdings, Inc.	5,882	122,404
Marlin Business Services Corp. †	700	8,855
MCG Capital Corp.	9,100	63,427
Meadowbrook Insurance Group, Inc.	10,600	108,650
Medical Properties Trust, Inc. REIT	1,500	16,245
Meridian Interstate Bancorp, Inc. †(a)	400	4,716
MGIC Investment Corp. †	25,900	263,921
MidWestOne Financial Group, Inc.	100	1,511
Monmouth Real Estate Investment Corp., Class A REIT	3,200	27,200

	SHARES	VALUE (Note 3)
Financials - 16.0% (continued)
MPG Office Trust, Inc. REIT †	5,600	$15,400
MVC Capital, Inc.	4,300	62,780
National Financial Partners Corp. †	5,400	72,360
National Health Investors, Inc. REIT	500	22,510
Nelnet, Inc., Class A	4,100	97,129
NewStar Financial, Inc. †(a)	4,800	50,736
NGP Capital Resources Co. (a)	1,800	16,560
One Liberty Properties, Inc. REIT	1,000	16,700
OneBeacon Insurance Group Ltd., Class A	7,300	110,668
PennantPark Investment Corp. (a)	9,574	117,186
Pennsylvania Real Estate Investment Trust REIT (a)	9,100	132,223
Peoples Bancorp, Inc./OH	1,000	15,650
PHH Corp. †	7,000	162,050
Portfolio Recovery Associates, Inc. †	1,700	127,840
Post Properties, Inc. REIT	6,900	250,470
PrivateBancorp, Inc.	5,800	83,404
Provident Financial Services, Inc.	7,400	111,962
PS Business Parks, Inc. REIT	500	27,860
Ramco-Gershenson Properties Trust REIT	3,300	41,085
Renasant Corp.	1,400	23,674
S&T Bancorp, Inc. (a)	2,400	54,216
Safeguard Scientifics, Inc. †	1,200	20,496
Safety Insurance Group, Inc.	2,700	128,439
Sandy Spring Bancorp, Inc.	1,500	27,645
Saul Centers, Inc. REIT	1,400	66,290
Southwest Bancorp, Inc./OK †	2,100	26,040
StellarOne Corp.	1,200	17,448
Sterling Bancorp/NY	2,100	21,987
Strategic Hotels & Resorts, Inc. REIT †	19,800	104,742
Sun Communities, Inc. REIT (a)	1,709	56,927
Sunstone Hotel Investors, Inc. REIT †(a)	3,400	35,122
Susquehanna Bancshares, Inc.	19,900	192,632
Taylor Capital Group, Inc. †(a)	1,300	17,095
Texas Capital Bancshares, Inc. †	2,600	55,302
Thomas Properties Group, Inc. †	1,900	8,018
TICC Capital Corp. (a)	7,600	85,196
TowneBank/VA (a)	1,800	28,602
Triangle Capital Corp.	4,500	85,500
United Bankshares, Inc. (a)	3,500	102,200
United Financial Bancorp, Inc.	1,900	29,013
United Fire & Casualty Co.	2,400	53,568
Urstadt Biddle Properties, Inc., Class A REIT	3,900	75,855
U-Store-It Trust REIT	4,900	46,697
Virginia Commerce Bancorp, Inc. †(a)	4,500	27,810
Virtus Investment Partners, Inc. †	800	36,296
Washington Banking Co.	1,200	16,452
Webster Financial Corp.	11,000	216,700
WesBanco, Inc.	1,300	24,648
West Coast Bancorp/OR †	9,000	25,380
Western Alliance Bancorp †	7,200	52,992
Winthrop Realty Trust REIT	1,200	15,348
World Acceptance Corp. †	2,000	105,600
WSFS Financial Corp.	1,400	66,416

		8,740,110

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2010	83

Schedule of Investments	December 31, 2010

AQR SMALL CAP MOMENTUM FUND

	SHARES	VALUE (Note 3)
Health Care - 10.7%
ABIOMED, Inc. †	2,500	$24,025
Accelrys, Inc. †	3,900	32,370
Acorda Therapeutics, Inc. †	600	16,356
Air Methods Corp. †	1,300	73,151
Akorn, Inc. †(a)	8,400	50,988
Align Technology, Inc. †(a)	2,600	50,804
Alkermes, Inc. †(a)	3,000	36,840
Analogic Corp. (a)	1,200	59,412
AngioDynamics, Inc. †	1,100	16,907
Ardea Biosciences, Inc. †	1,700	44,200
Arena Pharmaceuticals, Inc. †(a)	13,500	23,220
Ariad Pharmaceuticals, Inc. †	13,100	66,810
Arqule, Inc. †	4,500	26,415
Array Biopharma, Inc. †	5,300	15,847
ArthroCare Corp. †	3,000	93,180
Assisted Living Concepts, Inc., Class A †	500	16,265
AtriCure, Inc. †	1,600	16,384
AVANIR Pharmaceuticals, Inc., Class A †(a)	13,300	54,264
AVI BioPharma, Inc. †	7,700	16,324
Bio-Reference Labs, Inc. †(a)	1,800	39,924
Biotime, Inc. †	3,900	32,487
BMP Sunstone Corp. †	3,100	30,721
BSD Medical Corp. †	3,400	15,708
Caliper Life Sciences, Inc. †	5,600	35,504
Cepheid, Inc. †	9,200	209,300
Chelsea Therapeutics International Ltd. †	5,100	38,250
Chemed Corp.	3,100	196,881
Cleveland BioLabs, Inc. †	2,400	17,328
Corcept Therapeutics, Inc. †	4,200	16,212
Corvel Corp. †	700	33,845
Cyberonics, Inc. †	4,300	133,386
Cyclacel Pharmaceuticals, Inc. †	10,600	15,582
Cytori Therapeutics, Inc. †(a)	3,000	15,570
Delcath Systems, Inc. †(a)	6,300	61,740
Depomed, Inc. †	5,300	33,708
DexCom, Inc. †	7,000	95,550
Dionex Corp. †	2,100	247,821
Dynavax Technologies Corp. †	10,300	32,960
Ensign Group, Inc./The	3,200	79,584
Enzon Pharmaceuticals, Inc. †	5,400	65,718
Exact Sciences Corp. †(a)	4,900	29,302
Five Star Quality Care, Inc. †	4,300	30,401
Hanger Orthopedic Group, Inc. †	2,400	50,856
Healthspring, Inc. †	7,600	201,628
HealthStream, Inc. †	2,300	18,492
HMS Holdings Corp. †	1,300	84,201
Idenix Pharmaceuticals, Inc. †(a)	7,300	36,792
Impax Laboratories, Inc. †	9,000	180,990
Inhibitex, Inc. †(a)	9,600	24,960
Insulet Corp. †	1,600	24,800
Jazz Pharmaceuticals, Inc. †(a)	3,200	62,976
Keryx Biopharmaceuticals, Inc. †	11,000	50,380
MAKO Surgical Corp. †	3,900	59,358
MAP Pharmaceuticals, Inc. †	3,000	50,220
MedCath Corp. †	2,300	32,085
Medicines Co./The †	6,100	86,193
Medidata Solutions, Inc. †	1,300	31,044

	SHARES	VALUE (Note 3)
Health Care - 10.7% (continued)
Metabolix, Inc. †	1,400	$17,038
Metropolitan Health Networks, Inc. †	6,300	28,161
Momenta Pharmaceuticals, Inc. †(a)	1,100	16,467
MWI Veterinary Supply, Inc. †	2,000	126,300
Nabi Biopharmaceuticals †	6,200	35,898
Nektar Therapeutics †(a)	13,710	176,174
Neogen Corp. †	2,300	94,369
Neurocrine Biosciences, Inc. †	8,100	61,884
NPS Pharmaceuticals, Inc. †	6,800	53,720
NxStage Medical, Inc. †	7,000	174,160
OPKO Health, Inc. †	9,300	34,131
OraSure Technologies, Inc. †	2,700	15,525
Pain Therapeutics, Inc. †	2,500	16,875
Par Pharmaceutical Cos., Inc. †	4,900	188,699
Parexel International Corp. †	1,300	27,599
PDI, Inc. †	1,500	15,810
Pharmacyclics, Inc. †	6,900	41,952
Pharmasset, Inc. †	4,400	191,004
pSivida Corp. †	3,100	15,841
Pure Bioscience †(a)	7,100	15,762
Questcor Pharmaceuticals, Inc. †	9,700	142,881
Raptor Pharmaceutical Corp. †	4,500	16,425
Rural/Metro Corp. †	2,000	29,160
SciClone Pharmaceuticals, Inc. †	4,900	20,482
Seattle Genetics, Inc. †	13,100	195,845
Sequenom, Inc. †(a)	6,400	51,328
SIGA Technologies, Inc. †	4,700	65,800
Somaxon Pharmaceuticals, Inc. †	5,500	17,325
SonoSite, Inc. †	1,600	50,560
Staar Surgical Co. †(a)	2,600	15,860
Universal American Corp.	4,600	94,070
Uroplasty, Inc. †	4,200	16,884
Vascular Solutions, Inc. †	1,300	15,236
ViroPharma, Inc. †	12,500	216,500
Volcano Corp. †	7,100	193,901
Zalicus, Inc. †	10,300	16,274
ZIOPHARM Oncology, Inc. †	4,200	19,572
Zoll Medical Corp. †(a)	1,900	70,737

		5,832,428

Industrials - 15.3%
3D Systems Corp. †	2,600	81,874
A. O. Smith Corp.	4,600	175,168
AAON, Inc. (a)	1,800	50,778
Acacia Research - Acacia Technologies †	5,626	145,938
Aceto Corp.	2,700	24,300
Active Power, Inc. †	11,800	29,028
Actuant Corp., Class A (a)	6,300	167,706
Advisory Board Co./The †	1,800	85,734
Air Transport Services Group, Inc. †	10,800	85,320
Alamo Group, Inc.	1,000	27,820
Altra Holdings, Inc. †(a)	4,700	93,342
American Railcar Industries, Inc. †	1,800	39,834
Applied Industrial Technologies, Inc.	6,300	204,624
Applied Signal Technology, Inc.	1,000	37,890
ArvinMeritor, Inc. †	13,600	279,072
Astronics Corp. †	1,500	31,500

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2010	84

Schedule of Investments	December 31, 2010

AQR SMALL CAP MOMENTUM FUND

	SHARES	VALUE (Note 3)
Industrials - 15.3% (continued)
Atlas Air Worldwide Holdings, Inc. †	4,000	$223,320
Barrett Business Services, Inc.	1,000	15,550
Belden, Inc.	5,800	213,556
Blount International, Inc. †	7,000	110,320
CAI International, Inc. †	1,700	33,320
Cascade Corp.	1,100	52,008
Casella Waste Systems, Inc., Class A †	2,300	16,307
CDI Corp.	1,700	31,603
Ceradyne, Inc. †	2,300	72,519
Chart Industries, Inc. †	4,400	148,632
CIRCOR International, Inc.	1,700	71,876
Coleman Cable, Inc. †	2,500	15,700
Colfax Corp. †	2,700	49,707
Commercial Vehicle Group, Inc. †	3,500	56,875
Consolidated Graphics, Inc. †	1,600	77,488
Corporate Executive Board Co./The	3,300	123,915
Covenant Transportation Group, Inc., Class A †	1,800	17,496
CPI Aerostructures, Inc. †	1,100	15,477
Deluxe Corp.	7,300	168,046
Dolan Co./The †	4,300	59,856
DXP Enterprises, Inc. †	1,500	36,000
Dycom Industries, Inc. †	3,500	51,625
EnerSys †	5,700	183,084
EnPro Industries, Inc. †	2,600	108,056
Esterline Technologies Corp. †	1,300	89,167
Franklin Electric Co., Inc.	1,900	73,948
Furmanite Corp. †	2,400	16,584
GeoEye, Inc. †	3,300	139,887
Greenbrier Cos., Inc. †	2,600	54,574
HEICO Corp. (a)	3,500	178,605
Herley Industries, Inc. †	1,300	22,516
Herman Miller, Inc.	5,500	139,150
Hexcel Corp. †	10,600	191,754
HUB Group, Inc., Class A †	2,900	101,906
Hurco Cos., Inc. †	700	16,555
II-VI, Inc. †	3,400	157,624
Interface, Inc., Class A (a)	7,900	123,635
Kadant, Inc. †(a)	1,100	25,927
Kelly Services, Inc., Class A †	4,200	78,960
Knoll, Inc.	4,500	75,285
Kratos Defense & Security Solutions, Inc. †	3,000	39,510
Ladish Co., Inc. †	1,100	53,471
Lindsay Corp.	1,600	95,088
LMI Aerospace, Inc. †	1,000	15,990
Lydall, Inc. †	2,000	16,100
Macquarie Infrastructure Co. LLC †	5,600	118,552
McGrath RentCorp.	2,400	62,928
Middleby Corp. †	2,000	168,840
Miller Industries, Inc.	1,400	19,922
Mobile Mini, Inc. †	3,100	61,039
Multi-Color Corp.	800	15,568
NACCO Industries, Inc., Class A (a)	700	75,859
National Presto Industries, Inc. (a)	400	52,004
NN, Inc. †	3,900	48,204
Odyssey Marine Exploration, Inc. †	6,200	17,236
Old Dominion Freight Line, Inc. †	7,900	252,721

	SHARES	VALUE (Note 3)
Industrials - 15.3% (continued)
Pacer International, Inc. †(a)	6,800	$46,512
Park-Ohio Holdings Corp. †	1,500	31,365
PMFG, Inc. †	1,000	16,400
Polypore International, Inc. †	5,200	211,796
Quality Distribution, Inc. †	3,200	29,088
Quanex Building Products Corp.	2,300	43,631
Raven Industries, Inc.	1,700	81,073
RBC Bearings, Inc. †	2,700	105,516
Robbins & Myers, Inc.	2,200	78,716
Rush Enterprises, Inc., Class A †	3,300	67,452
Satcon Technology Corp. †	12,700	57,150
Sauer-Danfoss, Inc. †	2,400	67,800
Schawk, Inc.	2,300	47,334
Seaspan Corp. (Hong Kong)	3,000	37,260
SFN Group, Inc. †	7,500	73,200
Standex International Corp. (a)	1,500	44,865
Steelcase, Inc., Class A	16,300	172,291
TAL International Group, Inc.	4,700	145,089
Tennant Co.	1,700	65,297
Textainer Group Holdings Ltd.	3,600	102,564
Titan International, Inc.	4,100	80,114
Titan Machinery, Inc. †	2,300	44,390
Tredegar Corp.	800	15,504
Trex Co., Inc. †(a)	1,000	23,960
TriMas Corp. †	3,900	79,794
Twin Disc, Inc.	1,600	47,776
Ultralife Corp. †	2,500	16,525
United Rentals, Inc. †	7,800	177,450
UniTek Global Services, Inc. †	1,700	16,694
Valence Technology, Inc. †	9,700	16,296
Vicor Corp.	3,400	55,760
Wabash National Corp. †	10,700	126,795
Xerium Technologies, Inc. †	1,200	19,140

		8,355,970

Information Technology - 20.1%
ACI Worldwide, Inc. †	2,500	67,175
Actuate Corp. †	3,600	20,520
Acxiom Corp. †(a)	4,900	84,035
Advent Software, Inc. †	1,000	57,920
Alliance Fiber Optic Products, Inc. †	1,300	20,384
Amtech Systems, Inc. †	1,400	35,210
ANADIGICS, Inc. †	8,800	60,984
Ancestry.com, Inc. †	3,000	84,960
Ariba, Inc. †	6,600	155,034
AXT, Inc. †	4,900	51,156
Black Box Corp.	1,900	72,751
BSQUARE Corp. †	2,700	23,625
Callidus Software, Inc. †	6,700	33,768
Cardtronics, Inc. †	6,900	122,130
Cass Information Systems, Inc.	400	15,176
Cavium Networks, Inc. †(a)	5,200	195,936
CEVA, Inc. †	4,900	100,450
Checkpoint Systems, Inc. †	800	16,440
Ciena Corp. †	8,700	183,135
Cirrus Logic, Inc. †(a)	9,600	153,408
Cognex Corp.	4,500	132,390
Coherent, Inc. †	3,700	167,018

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2010	85

Schedule of Investments	December 31, 2010

AQR SMALL CAP MOMENTUM FUND

	SHARES	VALUE (Note 3)
Information Technology - 20.1% (continued)
CommVault Systems, Inc. †	1,100	$31,482
Constant Contact, Inc. †	2,500	77,475
CSG Systems International, Inc. †	800	15,152
Daktronic, Inc.	3,400	54,128
DDi Corp.	4,900	57,624
Dice Holdings, Inc. †	6,000	86,100
Digital River, Inc. †	5,900	203,078
DSP Group, Inc. †	1,900	15,466
DTS, Inc. †	2,900	142,245
EasyLink Services International Corp., Class A †	2,700	11,340
Electro Rent Corp.	1,000	16,160
Electro Scientific Industries, Inc. †	2,300	36,869
eMagin Corp. †	2,800	16,800
EMS Technologies, Inc. †	800	15,824
Entropic Communications, Inc. †(a)	12,000	144,960
ePlus, Inc. †	700	16,548
ExlService Holdings, Inc. †	1,400	30,072
Finisar Corp. †	9,500	282,055
Forrester Research, Inc.	3,300	116,457
Fundtech Ltd. (Israel) †	1,000	16,170
Gerber Scientific, Inc. †	2,000	15,740
Glu Mobile, Inc. †	7,600	15,732
GSI Technology, Inc. †	2,000	16,200
GT Solar International, Inc. †(a)	1,900	17,328
Hittite Microwave Corp. †	2,900	177,016
iGate Corp. (a)	4,500	88,695
iGO, Inc. †	4,800	18,432
Integrated Silicon Solution, Inc. †	4,400	35,332
Interactive Intelligence, Inc. †	1,300	34,008
Internap Network Services Corp. †	2,700	16,416
IPG Photonics Corp. †	5,000	158,100
Ixia †(a)	5,500	92,290
IXYS Corp. †	2,100	24,402
j2 Global Communications, Inc. †	4,400	127,380
Kemet Corp. †	4,600	67,068
Kenexa Corp. †	2,100	45,759
L-1 Identity Solutions, Inc. †	1,300	15,483
Lattice Semiconductor Corp. †(a)	23,400	141,804
Lawson Software, Inc. †	22,700	209,975
LeCroy Corp. †	2,300	22,632
Limelight Networks, Inc. †	15,100	87,731
Lionbridge Technologies, Inc. †(a)	8,600	31,734
Liquidity Services, Inc. †	1,100	15,455
Littelfuse, Inc.	2,700	127,062
LivePerson, Inc. †	6,051	68,376
LogMeIn, Inc. †(a)	4,300	190,662
LoopNet, Inc. †	1,500	16,665
LTX-Credence Corp. †	2,767	20,476
Magma Design Automation, Inc. †	7,500	37,575
Manhattan Associates, Inc. †	4,000	122,160
Marchex, Inc., Class B	1,800	17,172
MAXIMUS, Inc.	1,100	72,138
Measurement Specialties, Inc. †	2,300	67,505
Mercury Computer Systems, Inc. †	2,900	53,302
Micrel, Inc.	1,600	20,784
Mindspeed Technologies, Inc. †	5,400	32,940

	SHARES	VALUE (Note 3)
Information Technology - 20.1% (continued)
MIPS Technologies, Inc. †(a)	8,000	$121,280
MoSys, Inc. †	2,800	15,932
Move, Inc. †	17,500	44,975
MTS Systems Corp.	800	29,968
Nanometrics, Inc. †	1,200	15,396
Netgear, Inc. †	4,967	167,289
Netscout Systems, Inc. †	5,300	121,953
NetSuite, Inc. †	3,000	75,000
Network Engines, Inc. †(a)	10,900	16,568
Newport Corp. †	4,100	71,217
Oclaro, Inc. †	8,200	107,830
Omnivision Technologies, Inc. †	7,993	236,673
OpenTable, Inc. †	3,200	225,536
Opnet Technologies, Inc.	1,800	48,186
OSI Systems, Inc. †	2,100	76,356
PC Connection, Inc. †	1,900	16,834
Perficient, Inc. †	3,300	41,250
PFSweb, Inc. †	4,200	16,632
Photronics, Inc. †	8,000	47,280
Plantronics, Inc.	5,100	189,822
Power-One, Inc. †(a)	13,700	139,740
Powerwave Technologies, Inc. †	15,200	38,608
Progress Software Corp. †	6,000	253,920
Quantum Corp. †	14,800	55,056
QuickLogic Corp. †(a)	6,900	43,953
Radiant Systems, Inc. †	4,700	91,979
Richardson Electronics Ltd. (a)	3,200	37,408
RightNow Technologies, Inc. †	1,800	42,606
Rubicon Technology, Inc. †(a)	800	16,864
Saba Software, Inc. †	3,800	23,256
Sapient Corp.	16,400	198,440
SAVVIS, Inc. †	6,551	167,181
Semtech Corp. †	5,400	122,256
Silicon Image, Inc. †(a)	12,900	94,815
Smith Micro Software, Inc. †	4,400	69,256
Sonic Solutions, Inc. †	3,400	51,000
Sourcefire, Inc. †(a)	714	18,514
Spectrum Control, Inc. †	1,600	23,984
Stamps.com, Inc.	2,000	26,500
Standard Microsystems Corp. †	1,700	49,011
Stratasys, Inc. †	3,700	120,768
support.com, Inc. †	9,600	62,208
Sycamore Networks, Inc.	2,300	47,357
Symmetricom, Inc. †	2,700	19,143
Synchronoss Technologies, Inc. †	4,100	109,511
Taleo Corp., Class A †	5,500	152,075
Terremark Worldwide, Inc. †(a)	7,800	101,010
Travelzoo, Inc. †	1,200	49,464
Ultimate Software Group, Inc. †	2,500	121,575
Ultra Clean Holdings †	1,700	15,827
Ultratech, Inc. †	2,000	39,760
Universal Display Corp. †(a)	5,100	156,315
ValueClick, Inc. †	11,700	187,551
VASCO Data Security International, Inc. †	2,000	16,260
Veeco Instruments, Inc. †(a)	1,700	73,032
Verint Systems, Inc. †	1,800	57,060
Viasat, Inc. †	5,100	226,491

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2010	86

Schedule of Investments	December 31, 2010

AQR SMALL CAP MOMENTUM FUND

	SHARES	VALUE (Note 3)
Information Technology - 20.1% (continued)
VirnetX Holding Corp.	6,100	$90,585
Virtusa Corp. †	1,300	21,268
Vocus, Inc. †	1,800	49,788
Wave Systems Corp., Class A †	10,200	40,188
Websense, Inc. †	2,800	56,700
Westell Technologies, Inc., Class A †	10,100	33,027
Wright Express Corp. †	4,400	202,400
X-Rite, Inc. †	3,400	15,538
Zix Corp. †(a)	8,800	37,576
Zygo Corp. †	1,700	20,791

		10,934,731

Materials - 5.4%
A.M. Castle & Co. †	1,200	22,092
AMCOL International Corp.	1,600	49,600
Balchem Corp. (a)	2,800	94,668
Boise, Inc. (a)	15,000	118,950
Brush Engineered Materials, Inc. †	2,300	88,872
Buckeye Technologies, Inc.	5,100	107,151
Capital Gold Corp. †	3,200	16,224
Carpenter Technology Corp.	6,000	241,440
Clearwater Paper Corp. †(a)	1,300	101,790
Ferro Corp. †	12,800	187,392
Flotek Industries, Inc. †	3,800	20,710
General Moly, Inc. †	7,500	48,600
Globe Specialty Metals, Inc.	10,100	172,609
Gold Resource Corp.	3,300	97,020
Golden Minerals Co. †	1,900	50,730
Golden Star Resources Ltd. †	36,000	165,240
Graphic Packaging Holding Co. †(a)	15,000	58,350
Great Northern Iron Ore Properties (a)	100	14,049
Hawkins, Inc.	1,000	44,400
Innophos Holdings, Inc.	3,600	129,888
KapStone Paper and Packaging Corp. †(a)	4,300	65,790
Kraton Performance Polymers, Inc. †	2,700	83,565
LSB Industries, Inc. †	2,000	48,520
Material Sciences Corp. †	2,500	15,975
Metalline Mining Co. †	13,400	16,750
Minerals Technologies, Inc.	1,500	98,115
Neenah Paper, Inc.	1,600	31,488
NL Industries, Inc.	1,400	15,624
Omnova Solutions, Inc. †	5,500	45,980
PolyOne Corp. †	13,400	167,366
Quaker Chemical Corp.	1,400	58,338
Senomyx, Inc. †	3,400	24,242
Sensient Technologies Corp.	3,800	139,574
Stillwater Mining Co. †	5,200	111,020
UFP Technologies, Inc. †	1,300	15,847
Universal Stainless & Alloy †	800	25,024
US Gold Corp. †(a)	13,700	110,559
WHX Corp. †	1,600	20,768
ZAGG, Inc. †	3,100	23,622

		2,947,942

Telecommunication Services - 1.2%
8x8, Inc. †(a)	14,800	35,224
Alaska Communications Systems Group, Inc. (a)	12,900	143,190
Consolidated Communications Holdings, Inc.	2,000	38,600

	SHARES	VALUE (Note 3)
Telecommunication Services - 1.2% (continued)
General Communication, Inc., Class A †	3,000	$37,980
Globalstar, Inc. †(a)	18,800	27,260
Hughes Communications, Inc. †	1,500	60,660
ICO Global Communications Holdings Ltd. †	10,400	15,600
IDT Corp., Class B	3,200	82,080
Syniverse Holdings, Inc. †	4,700	144,995
Towerstream Corp. †	4,600	18,676
USA Mobility, Inc.	1,500	26,655
Vonage Holdings Corp. †(a)	15,600	34,944

		665,864

Utilities - 1.0%
Allete, Inc.	2,600	96,876
Artesian Resources Corp., Class A	800	15,160
Chesapeake Utilities Corp. (a)	1,900	78,888
El Paso Electric Co. †	4,000	110,120
Empire District Electric Co./The (a)	1,400	31,080
Middlesex Water Co.	1,700	31,195
South Jersey Industries, Inc.	2,700	142,614
Southwest Gas Corp.	1,100	40,337
York Water Co.	1,100	19,019

		565,289

TOTAL COMMON STOCKS (cost $47,439,167)		53,139,370

MONEY MARKET FUND - 11.7%
J.P. Morgan Prime Money Market Fund - Capital Shares, 0.130% (2)(b)(c)	6,400,850	6,400,850

TOTAL MONEY MARKET FUND (cost $6,400,850; includes $2,021,905 of cash collateral received for securities on loan)		6,400,850

TOTAL INVESTMENTS - 109.2% (cost $53,840,017)		59,540,220

LIABILITIES IN EXCESS OF OTHER ASSETS - (9.2%) (d)		(5,035,638)

NET ASSETS - 100.0%		$54,504,582

All securities are United States companies, unless noted otherwise in parentheses.

†	Non income-producing security.
(a)	All or a portion of the security on loan. The aggregate market value of such securities is $1,892,746; cash collateral of $2,021,905 was received with which the Fund purchased a money market fund.
(b)	Represents security, or portion thereof, purchased with the cash collateral received for securities on loan.
(c)	Represents annualized seven-day yield as of December 31, 2010.
(d)	Includes (depreciation) on futures contracts.

All Securities are Level 1, unless noted otherwise in parentheses.

(2)	Level 2 security (See Note 5).

The following abbreviations are used in portfolio descriptions:

REIT - Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2010	87

Schedule of Investments	December 31, 2010

AQR SMALL CAP MOMENTUM FUND

Open futures contracts outstanding at December 31, 2010:

NUMBER OF CONTRACTS	TYPE	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2010	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts:
15	E-Mini Russell 2000 Futures	March 18, 2011	$1,184,759	$1,173,450	$(11,309)

Cash held as collateral with broker for futures contracts was $189,960 at December 31, 2010.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2010	88

Schedule of Investments	December 31, 2010

AQR INTERNATIONAL MOMENTUM FUND

	SHARES	VALUE (Note 3)
COMMON STOCKS - 92.2%
Australia - 1.3%
Amcor Ltd.	7,128	$49,327
Australia & New Zealand Banking Group Ltd.	4,197	100,466
Coal & Allied Industries Ltd.	318	39,073
Cochlear Ltd.	365	30,113
Commonwealth Bank of Australia	1,545	80,456
Equinox Minerals Ltd. (1)†	2,100	12,913
Fortescue Metals Group Ltd. †	27,957	187,818
Incitec Pivot Ltd.	11,205	45,525
OZ Minerals Ltd.	42,894	75,925
Paladin Energy Ltd. †	12,165	61,448
Wesfarmers Ltd.	3,047	100,037

		783,101

Austria - 0.6%
Erste Group Bank AG	4,657	220,658
Vienna Insurance Group AG Wiener Versicherung Gruppe	311	16,273
Voestalpine AG	2,788	133,876

		370,807

Belgium - 0.4%
Anheuser-Busch InBev NV	1,171	67,172
Bekaert SA	849	97,808
Umicore SA	1,609	84,100

		249,080

Bermuda - 0.2%
Seadrill Ltd.	3,031	103,798

Canada - 16.3% (1)
Agnico-Eagle Mines Ltd. (c)	2,900	223,560
Agrium, Inc.	2,600	239,420
Alamos Gold, Inc.	3,200	60,931
Alimentation Couche Tard, Inc., Class B	3,800	103,485
ARC Energy Trust	3,800	97,175
Bank of Montreal (a)	2,000	115,695
Barrick Gold Corp.	16,400	876,735
Baytex Energy Trust	2,300	107,888
BCE, Inc.	13,300	473,026
Bonavista Energy Trust	1,300	37,679
Brookfield Asset Management, Inc., Class A	4,300	143,672
Canadian Imperial Bank of Commerce (c)	7,100	559,697
Canadian National Railway Co.	1,300	86,806
Canadian Pacific Railway Ltd.	1,600	104,053
Canadian Utilities Ltd., Class A	900	49,273
Centerra Gold, Inc.	1,500	29,950
CGI Group, Inc., Class A †	1,800	31,158
Consolidated Thompson Iron Mines Ltd. †(c)	4,600	65,228
Detour Gold Corp. †(c)	1,600	47,002
Domtar Corp.	300	22,776
Eldorado Gold Corp.	11,200	208,524
Emera, Inc.	2,100	66,256
Enbridge, Inc.	7,300	413,396
Enerplus Resources Fund	1,900	58,645
European Goldfields Ltd. †	4,600	64,487

	SHARES	VALUE (Note 3)
Canada - 16.3% (1) (continued)
Fairfax Financial Holdings Ltd.	100	$41,160
Finning International, Inc.	2,200	59,979
Franco-Nevada Corp.	1,300	43,514
Gabriel Resources Ltd. †	8,100	64,807
Genworth MI Canada, Inc.	1,100	30,543
George Weston Ltd.	1,200	101,686
Gildan Activewear, Inc. †	3,000	85,594
H&R Real Estate Investment Trust REIT	2,100	41,064
HudBay Minerals, Inc.	3,500	63,297
Industrial Alliance Insurance & Financial Services, Inc.	700	25,932
Intact Financial Corp. (c)	1,200	61,422
Ivanhoe Mines Ltd. †	4,300	99,532
Keyera Facilities Income Fund	1,700	60,137
Kinross Gold Corp.	1,734	32,999
Loblaw Cos. Ltd.	2,100	85,319
Lululemon Athletica, Inc. †	800	54,901
Lundin Mining Corp. †	8,700	63,566
Magna International, Inc.	6,900	360,468
Methanex Corp.	2,000	60,887
Metro, Inc., Class A	2,300	104,624
New Gold, Inc. †	3,600	35,071
Novagold Resources, Inc. †	4,200	60,063
Onex Corp.	2,400	73,016
Osisko Mining Corp. †	7,500	109,596
Pacific Rubiales Energy Corp.	3,100	105,294
Pan American Silver Corp.	1,500	61,787
Pembina Pipeline Corp.	2,000	43,476
Pengrowth Energy Trust	5,300	68,167
Penn West Energy Trust	6,300	151,152
Petrobank Energy & Resources Ltd. †(c)	300	7,623
Petrominerales Ltd.	684	22,833
Potash Corp of Saskatchewan, Inc.	5,200	808,273
RioCan Real Estate Investment Trust REIT	2,200	48,709
Rogers Communications, Inc., Class B	2,500	87,053
Saputo, Inc. (a)	2,000	79,666
SEMAFO, Inc. †	6,600	71,403
Silver Wheaton Corp. †	6,300	247,143
Teck Resources Ltd., Class B	7,400	460,168
TELUS Corp.	6,000	274,624
Tim Hortons, Inc.	1,600	66,180
Toronto-Dominion Bank/The	13,100	978,891
TransCanada Corp.	2,400	91,759
Uranium One, Inc.	12,900	61,796
Valeant Pharmaceuticals International, Inc.	4,529	128,899
Vermilion Energy, Inc.	1,300	60,470
Yellow Media, Inc.	9,600	59,900

		10,090,960

Cayman Islands - 0.2%
Sands China Ltd. †	45,200	99,353

China - 0.3%
AAC Acoustic Technologies Holdings, Inc.	10,000	26,675
Daphne International Holdings Ltd.	16,000	14,980
Great Wall Motor Co. Ltd., H Shares	6,500	20,055

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2010	89

Schedule of Investments	December 31, 2010

AQR INTERNATIONAL MOMENTUM FUND

	SHARES	VALUE (Note 3)
China - 0.3% (continued)
Guangzhou Pharmaceutical Co. Ltd., H Shares	42,000	$69,458
Harbin Power Equipment Co. Ltd., H Shares	40,000	63,079

		194,247

Denmark - 4.1%
AP Moller - Maersk A/S, Class B	67	609,128
Carlsberg A/S, Class B	2,166	218,321
Coloplast A/S, Class B	818	111,625
Danske Bank A/S †	10,797	278,049
FLSmidth & Co. A/S	1,140	109,531
Novo Nordisk A/S, Class B	9,091	1,028,511
Novozymes A/S, Class B	1,039	145,580
William Demant Holding A/S †	450	33,405

		2,534,150

Finland - 1.4%
Kesko OYJ B Shares, Class B	1,282	60,143
Kone OYJ, Class B	4,181	233,134
Metso OYJ	2,840	159,494
Stora Enso OYJ R Shares	10,977	113,409
UPM-Kymmene OYJ	6,832	121,592
Wartsila OYJ	2,000	153,006

		840,778

France - 6.5%
Accor SA	3,630	162,415
Air France-KLM †	3,368	61,723
Air Liquide SA	3,604	458,108
Bureau Veritas SA	591	45,026
Cap Gemini SA	805	37,781
Christian Dior SA	1,115	160,108
Cie Generale d’Optique Essilor International SA	1,995	129,044
Dassault Systemes SA	716	54,264
Edenred †	3,620	86,083
Eutelsat Communications	1,154	42,429
Fonciere Des Regions REIT	210	20,404
Hermes International	496	104,411
JCDecaux SA †	1,456	45,007
Legrand SA	1,719	70,393
LVMH Moet Hennessy Louis Vuitton SA	4,036	667,355
Pernod-Ricard SA	1,176	111,130
Peugeot SA †	2,907	110,890
PPR	921	147,209
Publicis Groupe SA	2,536	132,851
Rexel SA †	4,367	95,341
Safran SA	4,927	175,340
Schneider Electric SA	4,083	614,590
SEB SA	592	61,808
Sodexo	908	62,902
Technip SA	1,542	143,091
Unibail-Rodamco SE REIT	432	85,871
Vallourec SA	1,688	178,171

		4,063,745

Germany - 10.4%
Adidas AG	4,232	276,368
BASF SE	14,543	1,165,127

	SHARES	VALUE (Note 3)
Germany - 10.4% (continued)
Bayerische Motoren Werke AG	6,742	$533,265
Continental AG †	1,773	141,391
Daimler AG †	14,990	1,018,275
Deutsche Lufthansa AG †	7,497	163,720
Fresenius Medical Care AG & Co. KGaA	2,599	150,010
GEA Group AG	2,796	81,117
Generali Deutschland Holding AG	159	19,509
Infineon Technologies AG †	20,153	188,589
K+S AG	2,667	201,806
Lanxess AG	1,642	129,613
Linde AG	3,031	460,326
MAN SE	1,933	231,135
Metro AG	1,483	107,458
Puma AG Rudolf Dassler Sport	56	18,555
Siemens AG	12,098	1,504,513
ThyssenKrupp AG	498	20,770
Wacker Chemie AG	216	37,806

		6,449,353

Hong Kong - 7.0%
ASM Pacific Technology Ltd.	3,000	37,884
BOC Hong Kong Holdings Ltd.	74,500	253,311
Cathay Pacific Airways Ltd.	33,000	91,021
Cheung Kong Holdings Ltd.	22,000	339,015
Cheung Kong Infrastructure Holdings Ltd.	16,000	73,245
CLP Holdings Ltd.	32,000	259,803
Dairy Farm International Holdings Ltd.	6,300	58,506
Digital China Holdings Ltd.	8,000	14,955
Galaxy Entertainment Group Ltd. †	55,000	62,206
Hang Lung Group Ltd.	19,000	124,820
Hang Lung Properties Ltd.	40,000	186,940
Hong Kong Exchanges and Clearing Ltd.	18,600	421,666
Hongkong & Shanghai Hotels/The	11,000	18,844
Hongkong Electric Holdings Ltd.	18,500	116,604
Hongkong Land Holdings Ltd. (a)	17,000	122,712
Hutchison Whampoa Ltd.	36,000	370,302
Hysan Development Co. Ltd.	8,000	37,639
Jardine Matheson Holdings Ltd.	3,200	140,741
Jardine Strategic Holdings Ltd.	7,000	193,642
Li & Fung Ltd.	48,000	278,467
Lifestyle International Holdings Ltd.	13,500	33,216
Link REIT/The REIT	37,500	116,423
Noble Group Ltd.	19,363	32,787
NWS Holdings Ltd.	33,000	50,078
Orient Overseas International Ltd.	7,000	67,847
Shangri-La Asia Ltd.	24,000	65,100
SJM Holdings Ltd.	38,000	60,275
Stella International Holdings Ltd.	7,500	14,949
Swire Pacific Ltd., Class A	19,500	320,351
United Laboratories International Holdings Ltd./The	12,000	24,621
VTech Holdings Ltd. (a)	2,000	23,509
Wharf Holdings Ltd.	23,000	176,815
Wheelock & Co. Ltd.	16,000	64,691
Wing Hang Bank Ltd.	4,500	62,196
Yue Yuen Industrial Holdings Ltd.	13,500	48,557

		4,363,738

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2010	90

Schedule of Investments	December 31, 2010

AQR INTERNATIONAL MOMENTUM FUND

	SHARES	VALUE (Note 3)
Ireland - 1.1%
Experian PLC	14,182	$177,383
Ryanair Holdings PLC	26,513	133,438
Shire PLC	8,346	202,086
WPP PLC	13,211	164,009

		676,916

Israel - 0.8%
Bank Hapoalim BM †	12,592	65,687
Bank Leumi Le-Israel BM	26,279	134,969
Bezeq The Israeli Telecommunication Corp. Ltd.	22,496	68,623
Clal Industries and Investments Ltd.	3,102	25,142
Israel Chemicals Ltd.	6,729	115,474
Israel Corp. Ltd./The †	62	75,372

		485,267

Italy - 0.8%
Fiat SpA	9,441	196,016
Saipem SpA	4,327	214,476
Terna Rete Elettrica Nazionale SpA	16,361	69,420

		479,912

Japan - 8.7%
ABC-Mart, Inc.	700	24,959
Aeon Co. Ltd.	9,300	116,170
All Nippon Airways Co. Ltd. †	55,000	204,895
Asahi Glass Co. Ltd.	7,000	81,494
Central Japan Railway Co.	2	16,736
Credit Saison Co. Ltd.	3,800	62,080
Daito Trust Construction Co. Ltd.	2,800	191,560
Dena Co. Ltd.	2,900	104,007
Fanuc Ltd.	3,200	489,653
Fuji Electric Holdings Co. Ltd.	17,000	52,738
Fuji Heavy Industries Ltd.	15,000	115,798
Hino Motors Ltd.	4,000	21,587
Hitachi Ltd.	67,660	359,595
IHI Corp.	27,000	60,007
Isuzu Motors Ltd.	24,000	108,563
ITOCHU Corp.	13,300	134,148
Japan Real Estate Investment Corp. REIT	6	62,223
Japan Retail Fund Investment Corp. REIT	33	63,173
JX Holdings, Inc.	36,700	248,610
Kawasaki Kisen Kaisha Ltd.	14,000	61,016
Keihin Corp.	1,700	38,166
Kobe Steel Ltd.	8,000	20,235
Koito Manufacturing Co. Ltd.	1,000	15,563
Komatsu Ltd.	14,700	442,888
McDonald’s Holdings Co. Japan Ltd.	1,000	25,083
Mitsubishi Chemical Holdings Corp.	17,500	118,334
Mitsubishi Electric Corp.	31,000	324,267
Mitsui OSK Lines Ltd.	16,000	108,532
NGK Spark Plug Co. Ltd.	2,000	30,595
NHK Spring Co. Ltd.	4,000	43,399
Nidec Corp.	700	70,658
Nippon Building Fund, Inc. REIT	6	61,554
Nippon Yusen KK	24,000	105,772
NOK Corp.	1,200	24,900
Omron Corp.	1,500	39,572

	SHARES	VALUE (Note 3)
Japan - 8.7% (continued)
Oracle Corp. Japan	1,000	$49,071
Oriental Land Co. Ltd.	600	55,554
ORIX Corp.	450	44,135
Sanrio Co. Ltd. †	2,600	60,818
Sega Sammy Holdings, Inc.	3,200	60,754
Shiseido Co. Ltd.	900	19,619
SMC Corp.	800	136,660
Softbank Corp.	15,100	521,200
Sumitomo Corp.	15,400	217,017
Sysmex Corp.	400	27,694
Takata Corp.	600	17,687
THK Co. Ltd.	1,800	41,214
Toshiba Corp.	6,000	32,598
Universal Entertainment Corp. †	1,300	37,836
USS Co. Ltd.	400	32,676

		5,403,063

Jersey, Channel Islands - 0.4%
Randgold Resources Ltd.	716	59,291
Wolseley PLC †	3,655	117,497
Wynn Macau Ltd.	26,800	59,975

		236,763

Luxembourg - 0.3%
RTL Group SA	547	56,867
Tenaris SA	4,968	122,316

		179,183

Mexico - 0.0% (b)
Fresnillo PLC	249	6,543

Netherlands - 1.2%
Akzo Nobel NV	425	26,546
ASML Holding NV	323	12,436
European Aeronautic Defence and Space Co. NV †	5,606	131,329
HAL Trust	326	41,129
Koninklijke DSM NV	2,023	115,770
Koninklijke Vopak NV	762	36,167
QIAGEN NV †	1,612	31,763
Royal Dutch Shell PLC, Class A	11,143	370,682

		765,822

Norway - 0.6%
DnB NOR ASA	15,556	219,692
Telenor ASA	4,187	68,493
Yara International ASA	1,579	92,268

		380,453

Portugal - 0.3%
Jeronimo Martins SGPS SA	6,068	92,884
Portugal Telecom SGPS SA	7,413	84,952

		177,836

Singapore - 1.5%
Fraser and Neave Ltd.	11,000	55,012
Genting Singapore PLC †	94,000	161,095
Indofood Agri Resources Ltd. †	35,000	76,583
Jardine Cycle & Carriage Ltd.	2,000	57,129

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2010	91

Schedule of Investments	December 31, 2010

AQR INTERNATIONAL MOMENTUM FUND

	SHARES	VALUE (Note 3)
Singapore - 1.5% (continued)
Keppel Corp. Ltd.	20,000	$176,788
Keppel Land Ltd.	18,000	67,519
Oversea-Chinese Banking Corp. Ltd.	15,000	115,692
SembCorp Industries Ltd.	13,000	52,133
SembCorp Marine Ltd.	17,000	71,245
SIA Engineering Co. Ltd.	10,000	33,002
Singapore Technologies Engineering Ltd.	16,000	42,711

		908,909

Spain - 0.5%
Inditex SA	4,347	326,665

Sweden - 7.0%
Alfa Laval AB	6,815	143,945
Assa Abloy AB, Class B	5,783	163,199
Atlas Copco AB A Shares	19,453	491,266
Boliden AB	4,561	92,964
Electrolux AB (a)	806	22,882
Hennes & Mauritz AB, Class B	26,741	890,982
Hexagon AB, Class B	5,153	110,718
Industrivarden AB, Class C	4,099	71,945
Kinnevik Investment AB, Class B	5,351	109,019
Ratos AB, Class B	1,515	56,036
Sandvik AB	19,693	384,409
Scania AB B Shares	13,034	300,156
Skandinaviska Enskilda Banken AB, Class A	22,491	187,860
Skanska AB, Class B	2,602	51,605
SKF AB, Class B	8,759	250,057
Svenska Handelsbanken AB, Class A	3,079	98,463
Swedbank AB †	15,009	209,963
Swedish Match AB	2,095	60,735
Tele2 AB B Shares	3,216	66,752
Volvo AB B Shares †	33,614	592,384

		4,355,340

Switzerland - 3.2%
Adecco SA	324	21,314
Compagnie Financiere Richemont SA, Class A	8,093	477,380
Geberit AG	236	54,738
Givaudan SA	44	47,646
Holcim Ltd.	749	56,855
Kuehne & Nagel International AG	682	95,181
Lindt & Spruengli AG	20	60,563
Nestle SA	7,532	442,625
Sonova Holding AG	440	56,895
Sulzer AG	416	63,663
Swatch Group AG/The	767	343,047
Swisscom AG	178	78,490
Xstrata PLC	8,406	200,028

		1,998,425

United Kingdom - 17.1%
Admiral Group PLC	4,753	112,893
Aggreko PLC	5,019	116,626
Anglo American PLC	4,806	252,472
Antofagasta PLC	5,256	133,552
ARM Holdings PLC	23,893	163,761

	SHARES	VALUE (Note 3)
United Kingdom - 17.1% (continued)
Associated British Foods PLC	6,654	$123,359
British Airways PLC †	15,783	67,558
British American Tobacco PLC	31,350	1,210,982
British Land Co. PLC REIT	3,082	25,405
BT Group PLC	105,524	300,971
Burberry Group PLC	6,668	117,683
Carnival PLC	12,038	562,272
Centrica PLC	24,337	126,628
Compass Group PLC	30,872	281,370
Diageo PLC	9,350	173,966
GKN PLC	20,726	72,243
HSBC Holdings PLC	5,975	61,322
IMI PLC	4,267	63,250
Inmarsat PLC	1,932	20,404
Intercontinental Hotels Group PLC	5,082	99,689
International Power PLC	11,111	76,413
Intertek Group PLC	2,171	60,280
Investec PLC	9,710	80,330
Johnson Matthey PLC	1,514	48,439
Kingfisher PLC	6,023	24,917
Legal & General Group PLC	47,374	72,052
Lloyds Banking Group PLC †	641,091	664,583
Old Mutual PLC	29,077	56,229
Pearson PLC	3,639	57,589
Petrofac Ltd.	7,969	198,839
Rio Tinto PLC	18,207	1,303,281
Rolls-Royce Group PLC †	10,014	97,979
SABMiller PLC	5,301	187,535
Sage Group PLC/The	14,253	61,137
Severn Trent PLC	3,568	82,838
Smith & Nephew PLC	3,096	32,828
Smiths Group PLC	2,405	46,949
Standard Chartered PLC	31,681	858,846
United Utilities Group PLC	5,125	47,614
Vedanta Resources PLC	86	3,407
Vodafone Group PLC	859,013	2,264,517
Weir Group PLC/The	4,443	123,958
Whitbread PLC	3,097	87,025

		10,623,991

United States - 0.0% (b)
Brookfield Properties Corp. (1)	1,900	33,577

TOTAL COMMON STOCKS (cost $51,482,350)		57,181,775

PREFERRED STOCKS - 3.9%

Germany - 3.6%
Fresenius SE	1,863	160,239
ProSiebenSat.1 Media AG	3,399	102,422
Henkel AG & Co. KGaA	6,682	415,920
Volkswagen AG	8,034	1,311,361
Porsche Automobil Holding SE	3,215	258,771

		2,248,713

Switzerland - 0.3%
Schindler Holding AG	1,560	185,115

TOTAL PREFERRED STOCKS (cost $2,351,770)		2,433,828

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2010	92

Schedule of Investments	December 31, 2010

AQR INTERNATIONAL MOMENTUM FUND

	SHARES	VALUE (Note 3)

EXCHANGE-TRADED FUND - 1.9%

United States - 1.9%
iShares MSCI EAFE Index Fund (1) (cost $1,153,681)	20,471	$1,192,026

RIGHTS - 0.0% (b)

Canada - 0.0% (b)
Ivanhoe Mines Ltd., expires 1/26/11 †(1) (cost $-)	4,300	5,799

WARRANTS - 0.0% (b)

Hong Kong - 0.0% (b)
Henderson Land Development Co. Ltd., expires 6/1/11 † (cost $-)	2	1

MONEY MARKET FUND - 2.0%
J.P. Morgan Prime Money Market Fund - Capital Shares, 0.130% (d)(e)(g)	1,275,687	$1,275,687

TOTAL MONEY MARKET FUND (cost $1,275,687; includes $234,166 of cash collateral received for securities on loan)		1,275,687

TOTAL INVESTMENTS - 100.0% (cost $56,263,488)		62,089,116

ASSETS IN EXCESS OF OTHER LIABILITIES - (0.0%) (b)(f)		2,263

NET ASSETS - 100.0%		$62,091,379

SECTOR	VALUE	% OF NET ASSETS
Consumer Discretionary	$11,555,070	18.6%
Consumer Staples	4,178,490	6.7
Energy	2,889,825	4.7
Financials	8,996,003	14.5
Health Care	2,217,191	3.6
Industrials	13,036,024	21.0
Information Technology	1,132,984	1.8
Materials	10,338,617	16.7
Mutual Fund	1,192,026	1.9
Telecommunication Services	4,309,105	6.9
Utilities	968,094	1.6
Money Market Funds	1,275,687	2.0

Total Investments	62,089,116	100.0
Assets in Excess of Other Liabilities (f)	2,263	(0.0)

Net Assets	$62,091,379	100.0%

†	Non income-producing security.
(a)	All or a portion of the security on loan. The aggregate market value of such securities is $224,019; cash collateral of $234,166 was received with which the Fund purchased a money market fund.
(b)	Represents less than 0.05 percent of net assets.
(c)	Private Placement security.
(d)	Represents annualized seven-day yield as of December 31, 2010.
(e)	Represents security, or portion thereof, purchased with the cash collateral received for securities on loan.
(f)	Includes appreciation(depreciation) on forward foreign currency exchange contracts and swaps.
(g)	A portion of the security is pledged as collateral for a equity swap contract.

All securities are Level 2, unless noted otherwise in parentheses.

(1)	Level 1 security (See Note 5).
(3)	Level 3 security (See Note 5).

The following abbreviations are used in portfolio descriptions:

REIT - Real Estate Investment Trust

Forward foreign currency exchange contracts outstanding as of December 31, 2010:

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2010	UNREALIZED APPRECIATION (DEPRECIATION)
British Pound, Expiring 03/16/11	The Royal Bank of Scotland	GBP	1,327,687	$2,063,521	$2,077,569	$14,048

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2010	UNREALIZED APPRECIATION (DEPRECIATION)
British Pound, Expiring 03/16/11	The Royal Bank of Scotland	GBP	(540,000)	$(841,388)	$(844,994)	$(3,606)

				$1,222,133	$1,232,575	$10,442

Cash pledged as collateral for forward foreign exchange contracts in the amount of $40,000.

GBP - British Pound

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2010	93

Schedule of Investments	December 31, 2010

AQR INTERNATIONAL MOMENTUM FUND

Equity basket swap contract with Deutsche Bank as of December 31, 2010:

REFERENCE ENTITY	SHARES LONG	VALUE AT CONTRACT DATE	RESET DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Antofagasta PLC	1,945	$46,154	1/17/2011	$2,830
Fresnillo PLC	3,595	85,754	1/17/2011	7,901
Inmarsat PLC	2,654	28,196	1/17/2011	(434)
Old Mutual PLC	7,263	13,517	1/17/2011	400
Petrofac Ltd.	25	587	1/17/2011	32
Rio Tinto PLC	9,358	641,219	1/17/2011	22,561
Rolls-Royce Group PLC	9,577	93,577	1/17/2011	1,422
Standard Chartered PLC	8,875	238,680	1/17/2011	(348)
Vedanta Resources PLC	838	31,479	1/17/2011	(760)

				33,604

Segregated cash balance for swap agreements				38,795

				$72,399

The Swap contract listed above resets monthly. The final termination date is July 15, 2011.

Money Market Fund investment is pledged as collateral for swap contract was $1,041,113 at December 31, 2010.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2010	94

Statements of Assets and Liabilities	December 31, 2010

	AQR GLOBAL EQUITY FUND	AQR INTERNATIONAL EQUITY FUND	AQR DIVERSIFIED ARBITRAGE FUND	AQR MANAGED FUTURES STRATEGY FUND*
ASSETS:
Investments in securities, at cost	$356,068,804	$389,374,639	$1,416,727,687	$869,945,562

Investments in securities, at value**	$414,477,326	$446,916,902	$1,523,138,652	$869,945,562
Cash (including foreign currency of $—; $1,192,762; $—; $—, (respectively)	—	1,192,762	—	—
Restricted cash	—	—	4,797,323	—
Swaps, at value	493,528	439,723	—	3,277,326
Unrealized appreciation on forward foreign currency contracts	2,290,745	4,569,115	—	6,247,409
Due from brokers	14,655,129	15,310,150	336,629,291	36,685,459
Unrealized appreciation on futures contracts	—	—	—	10,787,157
Receivables:
Securities sold	4,001,296	1,106,842	9,846,344	—
Foreign tax reclaim	372,267	890,495	—	—
Dividends and interest	434,866	447,812	7,412,639	75,443
Capital shares sold	200	6,079	3,029,624	2,694,975
Prepaid expenses	—	—	110,126	37,257
Total Assets	436,725,357	470,879,880	1,884,963,999	929,750,588
LIABILITIES:
Securities sold short, at value (proceeds $—; $—; $583,596,080; $—, respectively)	—	—	655,505,464	—
Call options written, at value (proceeds $—; $—; $1,113,694; $—, respectively)	—	—	977,733	—
Due to broker	—	—	—	67,835
Due to custodian	179,058	—	2,480,977	280,263
Swaps, at value	—	—	1,452,422	—
Unrealized depreciation on futures contracts	567,868	1,258,676	545,947	—
Unrealized depreciation on forward foreign currency contracts	—	—	286,465	—
Payables:
Securities purchased	3,802,366	—	14,457,094	—
Collateral received on securities loaned	4,199,946	7,149,866	—	—
Collateral received for forward foreign currency contracts	—	2,720,000	—	—
Accrued Investment advisory fees	106,448	191,672	753,977	607,884
Accrued Custody, administration & accounting fees	101,816	126,741	142,536	104,959
Accrued Transfer agency fees	5,427	7,325	77,117	—
Accrued Shareholder servicing fees	896	21,731	—	—
Accrued Distribution fees—Class N	314	306	78,623	35,798
Capital shares redeemed	5,000	11,886	590,638	373,171
Dividends payable on securities sold short	—	—	619,216	—
Other accrued expenses and liabilities	70,500	151,477	—	291
Total Liabilities	9,039,639	11,639,680	677,968,209	1,470,201
Net Assets	$427,685,718	$459,240,200	$1,206,995,790	$928,280,387

NET ASSETS CONSIST OF:
Paid-in capital ($0.001 par value common stock, unlimited authorized shares)	$370,124,331	$396,956,097	$1,181,357,433	$909,692,316
Undistributed (accumulated) net investment income (loss)	1,172,016	5,785,081	2,523,534	2,742,185
Undistributed (accumulated) net realized gain (loss)	(5,408,293)	(4,892,647)	(8,247,142)	(4,465,220)
Net unrealized appreciation (depreciation)	61,797,664	61,391,669	31,361,965	20,311,106
Net Assets	$427,685,718	$459,240,200	$1,206,995,790	$928,280,387

NET ASSETS:
Class I	$1,841,838	$85,968,655	$824,237,659	$657,237,349
Class N	1,497,723	1,472,368	382,758,131	271,043,038
Class Y	424,346,157	371,799,177	n/a	n/a
SHARES OUTSTANDING:
Class I	167,896	8,227,394	73,942,810	63,824,670
Class N	136,540	138,711	34,430,118	26,365,662
Class Y	38,596,429	34,152,071	n/a	n/a
NET ASSET VALUE PER SHARE:
Class I	$10.97	$10.45	$11.15	$10.30
Class N	$10.97	$10.61	$11.12	$10.28
Class Y	$10.99	$10.89	n/a	n/a

*	Consolidated financial statement, see Note 2 in the Notes to Financial Statements for additional information.
**	Investments in securities includes the market value of securities out on loan of $4,038,816; $6,868,811; $—; and $—, respectively.
Foreign currency at cost of $—; $1,177,366; $— and $—.

The accompanying notes are an integral part of these financial statements.	(continued on p. 96)

AQR Funds	Annual Report	December 2010	95

Statements of Assets and Liabilities	December 31, 2010

	AQR RISK PARITY FUND*	AQR MOMENTUM FUND	AQR SMALL CAP MOMENTUM FUND	AQR INTERNATIONAL MOMENTUM FUND
ASSETS:
Investments in securities, at cost	$22,715,807	$130,655,518	$53,840,017	$56,263,488

Investments in securities, at value	$22,562,056	$140,843,421	$59,540,220	$62,089,116
Cash (including foreign currency of $—; $—; $—; ($1,887,356) respectively)	—	—	37,744	277,498
Swaps, at value	360,425	—	—	72,399
Unrealized appreciation on forward foreign currency contracts	45,622	—	—	10,442
Due from brokers	650,572	298,540	189,960	—
Unrealized appreciation on futures contracts	360,178	—	—	—
Receivables:
Securities sold	—	32,524,623	13,225,466	21,114,394
Foreign tax reclaim	—	—	—	7,432
Dividends and interest	43,331	152,801	44,360	56,035
Capital shares sold	659,287	96,352	42,158	73,737
Prepaid expenses	131,707	—	—	—
Total Assets	24,813,178	173,915,737	73,079,908	83,701,053
LIABILITIES:
Due to broker	44,558	—	—	—
Collateral received for forward foreign currency contracts	—	—	—	40,000
Due to custodian	43,959	54	—	—
Swaps at value	169,866	—	—	—
Unrealized depreciation on futures contracts	—	1,434	11,309	—
Payables:
Securities purchased	487,518	42,341,679	16,471,595	21,217,882
Collateral received on securities loaned	—	6,988,139	2,021,905	234,166
Accrued Investment advisory fees	3,872	19,888	4,759	33,247
Accrued Custody, administration & accounting fees	4,636	13,613	14,115	34,517
Accrued Transfer agency fees	2,148	1,776	1,951	2,560
Accrued Shareholder servicing fees	—	14,292	6,352	7,371
Accrued Distribution fees Class N	2,244	—	—	—
Accrued Trustees fees	190	104	85	—
Other accrued expenses and liabilities	71,642	43,405	43,255	39,931
Total Liabilities	830,633	49,424,384	18,575,326	21,609,674
Net Assets	$23,982,545	$124,491,353	$54,504,582	$62,091,379

NET ASSETS CONSIST OF:
Paid-in capital ($0.001 par value common stock, unlimited authorized shares)	$23,846,124	$113,665,510	$48,185,417	$56,234,793
Undistributed (accumulated) net investment income (loss)	47,308	322,578	—	72,009
Undistributed (accumulated) net realized gain (loss)	(123,552)	316,796	630,271	(160,138)
Net unrealized appreciation (depreciation)	212,665	10,186,469	5,688,894	5,944,715
Net Assets	$23,982,545	$124,491,353	$54,504,582	$62,091,379

NET ASSETS:
Class I	$12,747,565	n/a	n/a	n/a
Class L	n/a	$124,491,353	$54,504,582	$62,091,379
Class N	11,234,980	n/a	n/a	n/a
SHARES OUTSTANDING:
Class I	1,240,567	n/a	n/a	n/a
Class L	n/a	8,646,886	3,788,903	4,559,775
Class N	1,094,489	n/a	n/a	n/a
NET ASSET VALUE PER SHARE:
Class I	$10.28	n/a	n/a	n/a
Class L	n/a	$14.40	$14.39	$13.62
Class N	$10.27	n/a	n/a	n/a

*	Consolidated financial statement, see Note 2 in the Notes to Financial Statements for additional information.
**	Investments in securities includes the market value of securities out on loan of $—; $6,787,555; $1,892,746 and $224,019, respectively.
Foreign currency at cost of $—; $—; $—; (1,893,392).

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2010	96

Statements of Operations	December 31, 2010

	AQR GLOBAL EQUITY FUND	AQR INTERNATIONAL EQUITY FUND	AQR DIVERSIFIED ARBITRAGE FUND	AQR MANAGED FUTURES STRATEGY FUND**
	FOR THE YEAR ENDED DECEMBER 31, 2010	FOR THE YEAR ENDED DECEMBER 31, 2010	FOR THE YEAR ENDED DECEMBER 31, 2010	FOR THE PERIOD 1/6/10*-12/31/10
INVESTMENT INCOME:
Dividend income†	$8,603,462	$10,810,134	$5,925,076	$5,513
Interest income	—	—	18,925,626	30,154
Securities lending income, net	87,533	152,895	—	—
Total Income	8,690,995	10,963,029	24,850,702	35,667

EXPENSES:
Investment advisory fees	1,502,446	1,894,392	5,480,605	2,980,585
Custody, administration & accounting fees	260,541	363,459	377,363	181,188
Legal fees	72,827	66,544	164,416	105,504
Audit and tax fees	110,840	93,497	107,048	58,885
Shareholder reporting fees	37,242	15,859	277,741	80,580
Transfer agent fees	31,509	50,523	457,843	88,945
Trustees fees	33,622	27,128	51,882	16,459
Organization and offering costs	24,804	—	—	80,500
Shareholder servicing fees	455,454	644,980	1,182,906	—
Distribution fees—Class N	2,780	2,260	580,768	160,102
Dividends on securities sold short	—	—	9,188,509	—
Other fees	135,631	212,366	295,588	69,362
Total Expenses	2,667,696	3,371,008	18,164,669	3,822,110

Less waivers and reimbursements:
Investment advisory fees waived	—	(110,503)	—	(96,550)
Shareholder servicing fees waived	(447,840)	(644,980)	(235,386)	—
Expense reimbursements	(287,811)	—	—	—
Net Expenses	1,932,045	2,615,525	17,929,283	3,725,560
Net Investment Income (Loss)	6,758,950	8,347,504	6,921,419	(3,689,893)
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments in securities	13,868,729	7,906,460	53,331,878	—
Forward foreign currency contracts	5,990,830	3,097,471	(209,109)	(572,573)
Foreign currency and foreign currency translations	(646,192)	(626,082)	429,825	(18,362)
Futures and swaps on futures contracts	(38,711)	(314,296)	(12,098,978)	26,716,217
Net increase from payments by affiliates	—	—	544,199	—
Securities sold short	—	—	(37,061,283)	—
Swap contracts	—	—	(5,831,063)	—
Written options	—	—	7,361,398	—

Net realized gain (loss)	19,174,656	10,063,553	6,466,867	26,125,282

Net change in unrealized appreciation (depreciation) on:
Investments in securities	24,457,310	23,769,794	88,034,117	—
Futures and swaps on futures contracts	220,340	(2,139,284)	(963,085)	14,064,483
Forward foreign currency contracts	2,908,082	5,343,590	(282,918)	6,247,409
Foreign currency and foreign currency translations	860,587	60,163	(20,358)	(786)
Securities sold short	—	—	(58,350,282)	—
Swap contracts	—	—	(2,196,784)	—
Written options	—	—	141,330	—

Net change in unrealized appreciation (depreciation)	28,446,319	27,034,263	26,362,020	20,311,106

Net gain (loss) and change in unrealized appreciation (depreciation)	47,620,975	37,097,816	32,828,887	46,436,388

Net increase (decrease) in net assets resulting from operations	$54,379,925	$45,445,320	$39,750,306	$42,746,495

† Net of foreign taxes withheld of	$433,484	$956,948	$65,404	$—

*	Commencement of operations.
**	Consolidated financial statement, see Note 2 in the Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.	(continued on p. 98)

AQR Funds	Annual Report	December 2010	97

Statements of Operations	December 31, 2010

	AQR RISK PARITY FUND**	AQR MOMENTUM FUND	AQR SMALL CAP MOMENTUM FUND	AQR INTERNATIONAL MOMENTUM FUND
	FOR THE PERIOD 9/30/10*-12/31/10	FOR THE YEAR ENDED DECEMBER 31, 2010	FOR THE YEAR ENDED DECEMBER 31, 2010	FOR THE YEAR ENDED DECEMBER 31, 2010
INVESTMENT INCOME:
Dividend income†	—	$644,526	$174,431	$697,437
Interest income	$67,735	5,182	262	—
Securities lending income, net	—	2,009	11,387	10,729
Total Income	67,735	651,717	186,080	708,166

EXPENSES:
Investment advisory fees	36,242	87,137	49,659	117,405
Custody, administration & accounting fees	6,169	32,790	41,797	107,413
Legal fees	42,189	46,675	47,996	48,942
Audit and tax fees	54,734	39,744	39,746	51,813
Shareholder reporting fees	242	7,041	5,352	7,791
Transfer agent fees	6,418	25,029	22,430	34,001
Trustees fees	199	1,829	702	2,684
Organization and Offering costs	21,302	—	—	—
Shareholder servicing fees	—	52,283	21,282	50,316
Distribution fees—Class N	5,890	—	—	—
Other fees	12,001	47,584	32,555	68,511
Total Expenses	185,386	340,112	261,519	488,876

Less waivers and reimbursements:
Investment advisory fees waived	(36,242)	(87,135)	(49,659)	(117,405)
Shareholder servicing fees waived	—	(52,283)	(21,282)	(50,316)
Expense reimbursements	(97,341)	(25,641)	(97,632)	(98,466)
Net Expenses	51,803	175,053	92,946	222,689
Net Investment Income (Loss)	15,932	476,664	93,134	485,477

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments in securities	(46,065)	(40,999)	609,413	(686,185)
Forward foreign currency contracts	231,097	—	—	(331,704)
Foreign currency and foreign currency translations	(20,419)	—	—	(137,994)
Futures and swaps on futures contracts	98,263	337,965	410,041	—
Swap contracts	141,580	—	—	638,038

Net realized gain (loss)	404,456	296,966	1,019,454	(517,845)

Net change in unrealized appreciation (depreciation) on:
Investments in securities	(153,751)	9,825,024	5,504,471	5,162,776
Futures and swaps on futures contracts	250,785	(1,293)	(11,309)	—
Forward foreign currency contracts	45,622	—	—	179,153
Foreign currency and foreign currency translations	(32,043)	—	—	35,338
Swap contracts	102,052	—	—	43,827

Net change in unrealized appreciation (depreciation)	212,665	9,823,731	5,493,162	5,421,094

Net gain (loss) and change in unrealized appreciation (depreciation)	617,121	10,120,697	6,512,616	4,903,249

Net increase (decrease) in net assets resulting from operations	$633,053	$10,597,361	$6,605,750	$5,388,726

† Net of foreign taxes withheld of	$—	$—	$—	$64,195

*	Commencement of operations.
**	Consolidated financial statement, see Note 2 in the Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2010	98

Statements of Changes in Net Assets	December 31, 2010

	AQR GLOBAL EQUITY FUND	AQR INTERNATIONAL EQUITY FUND
	FOR THE YEAR ENDED DECEMBER 31, 2010	FOR THE YEAR ENDED DECEMBER 31, 2010	FOR THE PERIOD 8/28/09*-12/31/09
OPERATIONS:
Net investment income (loss)	$6,758,950	$8,347,504	$1,090,896
Net realized gain (loss)	19,174,656	10,063,553	21,921,983
Net change in unrealized appreciation (depreciation)	28,446,319	27,034,263	(3,084,692)
Net increase (decrease) in net assets resulting from operations	54,379,925	45,445,320	19,928,187

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(57,496)	(1,939,218)	(610,914)
Class L	—	—	—
Class N	(43,413)	(30,891)	—
Class Y	(14,066,551)	(8,858,115)	(4,816,996)
Total	(14,167,460)	(10,828,224)	(5,427,910)
Net realized gain:
Class I	(12,252)	(751,420)	(1,232,295)
Class L	—	—	—
Class N	(10,061)	(12,796)	(20)
Class Y	(2,827,146)	(3,126,673)	(9,229,217)
Total	(2,849,459)	(3,890,889)	(10,461,532)
Total distributions	(17,016,919)	(14,719,113)	(15,889,442)
CAPITAL TRANSACTIONS:
CLASS I
Proceeds from shares sold	1,656,523	44,905,053	43,887,953
Reinvestment of distributions	69,748	2,584,353	1,798,893
Cost of shares redeemed	—	(12,356,169)	(92,897)
Redemption fees	—	92	1,147

Net increase from capital transactions	1,726,271	35,133,329	45,595,096
CLASS N
Proceeds from shares sold	2,068,625	1,454,807	5,697
Reinvestment of distributions	52,615	42,682	20
Cost of shares redeemed	(754,495)	(97,610)	—
Redemption fees	2	—	—

Net increase (decrease) from capital transactions	1,366,747	1,399,879	5,717

CLASS Y
Proceeds from shares sold	—	3,598,979	38,215,777
In-kind subscription (see Note 11)	370,340,997	—	316,649,562
Capital contribution (see Note 7)	—	—	15,777
Reinvestment of distributions	16,893,697	11,984,789	14,046,213
Cost of shares redeemed	(5,000)	(28,131,786)	(14,085,511)
Redemption fees	—	15,873	31,554

Net increase (decrease) from capital transactions	387,229,694	(12,532,145)	354,873,372

Net increase (decrease) in net assets resulting from capital transactions	390,322,712	24,001,063	400,474,185
Total increase (decrease) in net assets	427,685,718	54,727,270	404,512,930

NET ASSETS:
Beginning of period	—	404,512,930	—
End of period	$427,685,718	$459,240,200	$404,512,930

Undistributed accumulated net investment income (loss) at end of period	$1,172,016	$5,785,081	$472,899

(continued on p. 100)

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2010	99

Statements of Changes in Net Assets	December 31, 2010

	AQR GLOBAL EQUITY FUND	AQR INTERNATIONAL EQUITY FUND
	FOR THE YEAR ENDED DECEMBER 31, 2010	FOR THE YEAR ENDED DECEMBER 31, 2010	FOR THE PERIOD 8/28/09*-12/31/09
CHANGES IN SHARES OUTSTANDING:
CLASS I
Shares outstanding, beginning of period	—	4,502,376	—
Shares sold	161,426	4,730,717	4,324,237
Shares issued in reinvestment of distributions	6,470	253,120	187,580
Shares redeemed	—	(1,258,819)	(9,441)

Shares outstanding, end of period	167,896	8,227,394	4,502,376

CLASS N
Shares outstanding, beginning of period	—	584	—
Shares sold	203,862	144,573	582
Shares issued in reinvestment of distributions	4,880	4,116	2
Shares redeemed	(72,202)	(10,562)	—

Shares outstanding, end of period	136,540	138,711	584
CLASS Y
Shares outstanding, beginning of period	—	35,486,692	—
Shares sold	—	343,970	3,779,363
Shares issued in connection with in-kind subscription (see Note 11)	37,034,100	—	31,664,956
Shares issued in reinvestment of distributions	1,562,784	1,126,390	1,410,263
Shares redeemed	(455)	(2,804,981)	(1,367,890)

Shares outstanding, end of period	38,596,429	34,152,071	35,486,692

*	Commencement of operations.
**	Consolidated financial statement, see Note 2 in the Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2010	100

Statements of Changes in Net Assets	December 31, 2010

	AQR DIVERSIFIED ARBITRAGE FUND		AQR MANAGED FUTURES STRATEGY FUND**
	FOR THE YEAR ENDED DECEMBER 31, 2010	FOR THE PERIOD 1/15/09*-12/31/09	FOR THE PERIOD 1/6/10*-12/31/10
OPERATIONS:
Net investment income (loss)	$6,921,419	$797,409	$(3,689,893)
Net realized gain (loss)	6,466,867	(905,928)	26,125,282
Net change in unrealized appreciation (depreciation)	26,362,020	4,999,945	20,311,106
Net increase (decrease) in net assets resulting from operations	39,750,306	4,891,426	42,746,495

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(2,529,523)	(424,290)	(4,988,075)
Class L	—	—	—
Class N	(496,243)	(135,050)	(1,283,887)
Total	(3,025,766)	(559,340)	(6,271,962)
Net realized gain:
Class I	(9,148,432)	(1,105,118)	(8,519,610)
Class N	(4,389,758)	(655,481)	(2,443,893)
Total	(13,538,190)	(1,760,599)	(10,963,503)
Total distributions	(16,563,956)	(2,319,939)	(17,235,465)

CAPITAL TRANSACTIONS:
CLASS I
Proceeds from shares sold	744,622,281	167,891,859	658,743,237
Reinvestment of distributions	10,961,113	1,492,419	13,031,535
Cost of shares redeemed	(105,043,527)	(11,064,860)	(33,812,899)
Redemption fees	29	527	12,633

Net increase from capital transactions	650,539,896	158,319,945	637,974,506
CLASS N
Proceeds from shares sold	366,744,101	95,158,643	289,880,071
Reinvestment of distributions	4,779,404	788,750	3,704,252
Cost of shares redeemed	(77,340,720)	(17,858,676)	(28,806,659)
Redemption fees	5,055	1,555	17,187

Net increase (decrease) from capital transactions	294,187,840	78,090,272	264,794,851

Net increase (decrease) in net assets resulting from capital transactions	944,727,736	236,410,217	902,769,357

Total increase (decrease) in net assets	967,914,086	238,981,704	928,280,387

NET ASSETS:
Beginning of period	239,081,704	100,000	—
End of period	$1,206,995,790	$239,081,704	$928,280,387

Undistributed accumulated net investment income (loss) at end of period	$2,523,534	$165,585	$2,742,185

(continued on p. 102)

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2010	101

Statements of Changes in Net Assets	December 31, 2010

	AQR DIVERSIFIED ARBITRAGE FUND		AQR MANAGED FUTURES STRATEGY FUND**
	FOR THE YEAR ENDED DECEMBER 31, 2010	FOR THE PERIOD 1/15/09*-12/31/09	FOR THE PERIOD 1/6/10*-12/31/10
CHANGES IN SHARES OUTSTANDING:
CLASS I
Shares outstanding, beginning of period	14,819,735	—	—
Shares sold	67,644,901	15,719,603	65,937,073
Shares issued in reinvestment of distributions	990,163	139,609	1,286,430
Shares redeemed	(9,511,989)	(1,039,477)	(3,398,833)

Shares outstanding, end of period	73,942,810	14,819,735	63,824,670

CLASS N
Shares outstanding, beginning of period	7,332,864	10,000	—
Shares sold	33,746,669	8,908,187	28,893,378
Shares issued in reinvestment of distributions	432,917	73,922	366,394
Shares redeemed	(7,082,332)	(1,659,245)	(2,894,110)

Shares outstanding, end of period	34,430,118	7,332,864	26,365,662

*	Commencement of operations.
**	Consolidated financial statement, see Note 2 in the Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2010	102

Statements of Changes in Net Assets	December 31, 2010

	AQR RISK PARITY FUND**	AQR MOMENTUM FUND
	FOR THE PERIOD 9/30/10*-12/31/10	FOR THE YEAR ENDED DECEMBER 31, 2010	FOR THE PERIOD 7/9/09*-12/31/09
OPERATIONS:
Net investment income (loss)	$15,932	$476,664	$26,142
Net realized gain (loss)	404,456	296,966	481,637
Net change in unrealized appreciation (depreciation)	212,665	9,823,731	362,738
Net increase (decrease) in net assets resulting from operations	633,053	10,597,361	870,517

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(127,380)	—	—
Class L	—	(134,564)	(25,511)
Class N	(121,230)	—	—
Total	(248,610)	(134,564)	(25,511)
Net realized gain:
Class I	—	—	—
Class L	—	(309,664)	(172,296)
Class N	—	—	—
Total	—	(309,664)	(172,296)
Total distributions	(248,610)	(444,228)	(197,807)

CAPITAL TRANSACTIONS:
CLASS I
Proceeds from shares sold	12,413,848	—	—
Reinvestment of distributions	127,380	—	—
Cost of shares redeemed	(12,269)	—	—
Redemption fees	—	—	—

Net increase from capital transactions	12,528,959	—	—
CLASS L
Proceeds from shares sold	—	113,707,968	6,150,686
Reinvestment of distributions	—	443,920	197,602
Cost of shares redeemed	—	(6,747,740)	(88,950)
Redemption fees	—	1,497	527

Net increase from capital transactions	—	107,405,645	6,259,865
CLASS N
Proceeds from shares sold	11,092,756	—	—
Reinvestment of distributions	120,969	—	—
Cost of shares redeemed	(145,014)	—	—
Redemption fees	432	—	—

Net increase (decrease) from capital transactions	11,069,143	—	—

Net increase (decrease) in net assets resulting from capital transactions	23,598,102	107,405,645	6,259,865
Total increase (decrease) in net assets	23,982,545	117,558,778	6,932,575

NET ASSETS:
Beginning of period	—	6,932,575	—
End of period	$23,982,545	$124,491,353	$6,932,575

Undistributed accumulated net investment income (loss) at end of period	$47,308	$322,578	$631

(continued on p. 104)

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2010	103

Statements of Changes in Net Assets	December 31, 2010

	AQR RISK PARITY FUND**	AQR MOMENTUM FUND
	FOR THE PERIOD 9/30/10*-12/31/10	FOR THE YEAR ENDED DECEMBER 31, 2010	FOR THE PERIOD 7/9/09*-12/31/09
CHANGES IN SHARES OUTSTANDING:

CLASS I

Shares outstanding, beginning of period	—	—	—
Shares sold	1,229,100	—	—
Shares issued in reinvestment of distributions	12,687	—	—
Shares redeemed	(1,220)	—	—

Shares outstanding, end of period	1,240,567	—	—

CLASS L

Shares outstanding, beginning of period	—	568,597	—
Shares sold	—	8,561,328	559,779
Shares issued in reinvestment of distributions	—	31,043	16,494
Shares redeemed	—	(514,082)	(7,676)

Shares outstanding, end of period	—	8,646,886	568,597

CLASS N

Shares outstanding, beginning of period	—	—	—
Shares sold	1,096,773	—	—
Shares issued in reinvestment of distributions	12,061	—	—
Shares redeemed	(14,345)	—	—

Shares outstanding, end of period	1,094,489	—	—

*	Commencement of operations.
**	Consolidated financial statement, see Note 2 in the Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2010	104

Statements of Changes in Net Assets	December 31, 2010

	AQR SMALL CAP MOMENTUM FUND		AQR INTERNATIONAL MOMENTUM FUND
	FOR THE YEAR ENDED 1/1/10-12/31/10	FOR THE PERIOD 7/9/09*-12/31/09	FOR THE YEAR ENDED 1/1/10-12/31/10	FOR THE PERIOD 7/9/09*-12/31/09
OPERATIONS:
Net investment income (loss)	$93,134	$9,168	$485,477	$38,766
Net realized gain (loss)	1,019,454	274,977	(517,845)	779,256
Net change in unrealized appreciation (depreciation)	5,493,162	195,732	5,421,094	523,621
Net increase (decrease) in net assets resulting from operations	6,605,750	479,877	5,388,726	1,341,643

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class L	(88,580)	(9,247)	(198,118)	(177,254)
Total	(88,580)	(9,247)	(198,118)	(177,254)
Net realized gain:
Class L	(487,666)	(180,969)	(61,012)	(437,399)
Total	(487,666)	(180,969)	(61,012)	(437,399)
Total distributions	(576,246)	(190,216)	(259,130)	(614,653)

CAPITAL TRANSACTIONS:
CLASS L
Proceeds from shares sold	47,944,290	3,072,017	45,816,669	29,481,521
Reinvestment of distributions	576,046	189,528	259,022	614,344
Cost of shares redeemed	(3,285,924)	(312,595)	(18,877,307)	(1,064,593)
Redemption fees	1,061	994	1,346	3,791

Net increase (decrease) in net assets resulting from capital transactions	45,235,473	2,949,944	27,199,730	29,035,063
Total increase (decrease) in net assets	51,264,977	3,239,605	32,329,326	29,762,053

NET ASSETS:
Beginning of period	3,239,605	—	29,762,053	—
End of period	$54,504,582	$3,239,605	62,091,379	$29,762,053

Undistributed accumulated net investment income (loss) at end of period	$—	$—	$72,009	$151,015

CHANGES IN SHARES OUTSTANDING:

CLASS L

Shares outstanding, beginning of period	284,134	—	2,485,331	—
Shares sold	3,707,891	294,508	3,653,199	2,523,592
Shares issued in reinvestment of distributions	40,199	17,013	19,417	52,508
Shares redeemed	(243,321)	(27,387)	(1,598,172)	(90,769)

Shares outstanding, end of period	3,788,903	284,134	4,559,775	2,485,331

*	Commencement of operations.
**	Consolidated financial statement, see Note 2 in the Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2010	105

Statement of Cash Flows	December 31, 2010

AQR DIVERSIFIED ARBITRAGE FUND
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$39,750,306
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Payments to purchase securities	(3,352,887,172)
Payments to cover short securities	(672,441,774)
Proceeds from securities sold short	1,083,733,121
Proceeds from sale of securities	2,263,077,192
Realized gain on investments in securities and foreign currency	(53,761,703)
Realized loss on securities sold short and written options	29,699,885
Unrealized appreciation on investment in securities and foreign currency	(88,013,759)
Unrealized depreciation on securities sold short and written options	58,208,952
Amortization of bond premium	2,381,163
(Increases)/decreases in operating assets:
Swaps, at value	26,133
Unrealized appreciation on futures contracts	417,138
Dividends and interest	(6,161,327)
Restricted Cash	(4,797,323)
Due from brokers	(241,982,553)
Prepaid expenses	(110,126)
Receivable from securities sold	(1,082,287)
Increases/(decreases) in operating liabilities
Due to custodian	2,480,977
Unrealized depreciation on forward foreign currency contracts	282,918
Unrealized depreciation on futures contracts	545,947
Swaps, at value	1,452,422
Dividends on securities sold short	317,165
Accrued Investment advisory fees	629,229
Accrued Custody, admin and accounting fees	142,536
Accrued Shareholder servicing fees	(57,670)
Accrued Distribution fees	78,623
Accrued Trustees fees	(2,627)
Accrued Transfer agency fees	77,117
Payable for securities purchased	4,021,916
Other accrued expenses	(150,142)
Net cash used in operating activities	$(934,125,723)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from shares sold	1,108,712,734
Payments on shares redeemed	(181,895,137)
Distributions to shareholders	(823,439)
Net cash provided by financing activities	$925,994,158
Net change in cash	(8,131,565)
Cash, beginning of year	8,131,565
Cash, end of year	$—

Non-cash financing activities not included herein consists of reinvestment of dividends and distribution of $15,740,517.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2010	106

Financial Highlights	December 31, 2010

	PER SHARE OPERATING PERFORMANCE:
		Change in Net Assets Resulting from Operations				Less Dividends and Distributions

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss)	Net Increase (Decrease) in Net Asset Value from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
AQR GLOBAL EQUITY FUND CLASS I1
FOR THE YEAR ENDED DECEMBER 31, 2010	$10.00	0.16		1.25	1.41	(0.36)	(0.08)	(0.44)
AQR GLOBAL EQUITY FUND CLASS N†[1]
FOR THE YEAR ENDED DECEMBER 31, 2010	$10.00	0.13		1.25	1.38	(0.33)	(0.08)	(0.41)
AQR GLOBAL EQUITY FUND CLASS Y1
FOR THE YEAR ENDED DECEMBER 31, 2010	$10.00	0.18		1.27	1.45	(0.38)	(0.08)	(0.46)
AQR INTERNATIONAL EQUITY FUND CLASS I†
FOR THE YEAR ENDED DECEMBER 31, 2010[1]	$9.78	0.16		0.84	1.00	(0.24)	(0.09)	(0.33)
FOR THE PERIOD 9/30/09[3] TO 12/31/09[1]	$10.00	(0.01)		0.22	0.21	(0.14)	(0.29)	(0.43)
AQR INTERNATIONAL EQUITY FUND CLASS N†
FOR THE YEAR ENDED DECEMBER 31, 2010[1]	$9.91	0.14		0.88	1.02	(0.23)	(0.09)	(0.32)
FOR THE PERIOD 9/30/09[3] TO 12/31/09[1]	$10.00	—		0.20	0.20	—	(0.29)	(0.29)
AQR INTERNATIONAL EQUITY FUND CLASS Y†
FOR THE YEAR ENDED DECEMBER 31, 2010[1]	$10.16	0.20		0.89	1.09	(0.27)	(0.09)	(0.36)
FOR THE PERIOD 8/28/09[2] TO 12/31/09[1]	$10.00	0.03		0.57	0.60	(0.15)	(0.29)	(0.44)
AQR DIVERSIFIED ARBITRAGE FUND CLASS I†
FOR THE YEAR ENDED DECEMBER 31, 2010	$10.80	0.06		0.46	0.52	(0.04)	(0.13)	(0.17)
FOR THE PERIOD 1/15/09[2] TO 12/31/09[1]	$10.00	0.13		0.79	0.92	(0.03)	(0.09)	(0.12)
AQR DIVERSIFIED ARBITRAGE FUND CLASS N†
FOR THE YEAR ENDED DECEMBER 31, 2010	$10.78	0.05		0.43	0.48	(0.01)	(0.13)	(0.14)
FOR THE PERIOD 1/15/09[2] TO 12/31/09[1]	$10.00	0.10		0.79	0.89	(0.02)	(0.09)	(0.11)
AQR MANAGED FUTURES STRATEGY FUND CLASS I†
FOR THE PERIOD 1/6/10[2] TO 12/31/10[1]	$10.00	(0.12)		0.66	0.54	(0.09)	(0.15)	(0.24)
AQR MANAGED FUTURES STRATEGY FUND CLASS N†
FOR THE PERIOD 1/6/10[2] TO 12/31/10[1]	$10.00	(0.15)		0.66	0.51	(0.08)	(0.15)	(0.23)
AQR RISK PARITY FUND CLASS I
FOR THE PERIOD 9/30/10[2] TO 12/31/10	$10.00	0.02		0.38	0.40	(0.12)	—	(0.12)
AQR RISK PARITY FUND CLASS N
FOR THE PERIOD 9/30/10[2] TO 12/31/10	$10.00	0.01		0.38	0.39	(0.12)	—	(0.12)
AQR MOMENTUM FUND CLASS L†
FOR THE YEAR ENDED DECEMBER 31, 2010	$12.19	0.06		2.21	2.27	(0.02)	(0.04)	(0.06)
FOR THE PERIOD 7/9/09[2] TO 12/31/09[1]	$10.00	0.07	[1]	2.48	2.55	(0.05)	(0.31)	(0.36)
AQR SMALL CAP MOMENTUM FUND CLASS L†
FOR THE YEAR ENDED DECEMBER 31, 2010	$11.40	0.03		3.13	3.16	(0.03)	(0.14)	(0.17)
FOR THE PERIOD 7/9/09[2] TO 12/31/09[1]	$10.00	0.04	[1]	2.06	2.10	(0.03)	(0.67)	(0.70)
AQR INTERNATIONAL MOMENTUM FUND CLASS L†
FOR THE YEAR ENDED DECEMBER 31, 2010	$11.98	0.08		1.62	1.70	(0.05)	(0.01)	(0.06)
FOR THE PERIOD 7/9/09[2] TO 12/31/09[1]	$10.00	0.04	[1]	2.26	2.30	(0.09)	(0.23)	(0.32)
†	Redemption fees of less than $0.005 per share were incurred by the share class.
1	Based on average shares outstanding.
2	Commencement of operations.
3	Commencement of offering of shares.
4	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period and is not annualized.
5	Annualized for periods less than one year.
6	Portfolio turnover is not annualized.
7	The ratio is annualized for a short period of time and is not representative of what the ratio would be if the Fund class has operated for a longer period of time.
8	Total return unadjusted for year end financial reporting purposes for the AQR Diversified Arbitrage Fund was 4.71% and 4.43% for Class I and Class N, respectively.
9	Total return unadjusted for year end financial reporting purposes for the AQR Risk Parity Fund was 3.88% and 3.78% for Class I and Class N, respectively.
10	Total return unadjusted for year end financial reporting purposes for the AQR International Momentum Fund was 14.11%.
11	Ratios do not include the impact of the expenses of the underlying funds in which the Funds invest in.
12	For the year ended December 31, 2010, the Adviser contributed $544,199 into the AQR Diversified Arbitrage Fund. The impact of the Advisor’s contribution increased the total return by 0.08%.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2010	107

Financial Highlights	December 31, 2010

		RATIOS/SUPPLEMENTAL DATA:

			Ratios to Average Net Assets of:[5]

Net Asset Value, End of Period	Total Return[4]	Net Assets, End of Period	Expenses, Net of Reimbursements and/or Waivers[11]	Expenses, Net of Reimbursements and/or Waivers (Excluding Dividend Short Expense & Interest Expense)[11]	Expenses, Before Reimbursements and/or Waivers[11]	Net Investment Income (Loss)	Portfolio Turnover Rate[6]

$10.97	14.12%	$1,841,838	0.79%	0.79%	0.79%	1.41%	72%

$10.97	13.83%	$1,497,723	1.10%	1.10%	1.10%	1.28%	72%

$10.99	14.54%	$424,346,157	0.50%	0.50%	0.71%	1.81%	72%

$10.45	10.40%	$85,968,655	0.90%	0.90%	1.03%	1.72%	93%
$9.78	2.20%	$44,016,038	0.90%	0.90%	1.01%	(0.47)%	29%

$10.61	10.40%	$1,472,368	1.25%	1.25%	3.50%	1.51%	93%
$9.91	2.04%	$5,785	1.25%	1.25%	472.86%[7]	(0.07)%	29%

$10.89	10.84%	$371,799,177	0.55%	0.55%	0.77%	2.02%	93%
$10.16	6.08%	$360,491,107	0.55%	0.55%	0.98%	0.99%	29%

$11.15	4.81%[8,12]	$824,237,659	2.59%	1.20%	2.62%	1.13%	361%
$10.80	9.24%	$160,026,814	2.46%	1.20%	3.25%	1.30%	482%

$11.12	4.52%[8,12]	$382,758,131	2.89%	1.50%	2.92%	0.85%	361%
$10.78	8.88%	$79,054,890	2.69%	1.50%	3.42%	0.98%	482%

$10.30	5.41%	$657,237,349	1.25%	1.25%	1.28%	(1.27)%	0%

$10.28	5.12%	$271,043,038	1.50%	1.50%	1.56%	(1.54)%	0%

$10.28	3.98%[9]	$12,747,565	0.95%	0.95%	3.80%	0.44%	19%

$10.27	3.88%[9]	$11,234,980	1.20%	1.20%	3.96%	0.22%	19%

$14.40	18.60%	$124,491,353	0.49%	0.49%	0.98%	1.37%	180%
$12.19	25.58%	$6,932,575	0.49%	0.49%	5.08%	1.23%	163%

$14.39	27.69%	$54,504,582	0.65%	0.65%	1.85%	0.66%	380%
$11.40	21.24%	$3,239,605	0.65%	0.65%	7.53%	0.65%	136%

$13.62	14.20%[10]	$62,091,379	0.65%	0.65%	1.46%	1.44%	269%
$11.98	23.08%	$29,762,053	0.65%	0.65%	2.22%	0.63%	160%

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2010	108

Notes to Financial Statements	December 31, 2010

1. Organization

AQR Funds (the “Trust”), organized as a Delaware statutory trust on September 4, 2008, is an open-end management investment company, under the Investment Company Act of 1940, as amended (the “1940 Act”). As of December 31, 2010, the Trust consists of eight active series (collectively, the “Funds” and each individually a “Fund”): AQR Global Equity Fund, AQR International Equity Fund, AQR Diversified Arbitrage Fund, AQR Managed Futures Strategy Fund, AQR Risk Parity Fund, AQR Momentum Fund, AQR Small Cap Momentum Fund, and AQR International Momentum Fund. AQR Capital Management, LLC (“the Adviser”) serves as the investment adviser of each Fund. The Adviser has retained CNH Partners, LLC (“the Sub-Adviser”) an affiliate of the Adviser, to serve as an investment sub-adviser to the AQR Diversified Arbitrage Fund.

The investment objective of the AQR Global Equity Fund is long-term capital appreciation. The principal investment strategies of the AQR Global Equity Fund include seeking to outperform the MSCI World Total Return Index (the “Global Equity Benchmark”) while seeking to control its tracking error relative to this benchmark. The Global Equity Benchmark is a free float-adjusted market capitalization index that is designed to measure the performance of equities in developed markets, including the United States and Canada. The AQR Global Equity Fund commenced operations on December 31, 2009. The Fund offers Class I, Class N and Class Y shares.

The investment objective of the AQR International Equity Fund is long-term capital appreciation. The principal investment strategies of the AQR International Equity Fund include seeking to outperform the MSCI EAFE Total Return Index (the “International Equity Benchmark”) while seeking to control its tracking error relative to this benchmark. The International Equity Benchmark is a free float-adjusted market capitalization index that is designed to measure the performance of equities in developed markets, excluding the United States and Canada. The AQR International Equity Fund Class Y shares commenced operations on August 28, 2009. Class I and Class N shares commenced operations on September 30, 2009.

The investment objective of the AQR Diversified Arbitrage Fund is long-term absolute (positive) returns. The principal investment strategies of the AQR Diversified Arbitrage Fund include seeking to outperform the Merrill Lynch 3-Month Treasury Bill Index (the “Absolute Return Benchmark”) using arbitrage and alternative investment strategies such as merger arbitrage, convertible arbitrage, other forms of arbitrage (including, but not limited to, when-issued trading arbitrage, stub-trading arbitrage and dual-class arbitrage) and other types of non-arbitrage alternative investment strategies. The AQR Diversified Arbitrage Fund commenced operations on January 15, 2009. The Fund offers Class I and Class N shares.

The investment objective of the AQR Managed Futures Strategy Fund is to seek positive absolute returns. The Fund invests primarily in a portfolio of futures contracts and futures-related instruments. The Fund’s universe of investments includes more than 100 global developed and emerging market exchange-traded futures, futures related instruments and forward contracts across four major asset classes (commodities, currencies, fixed income and equities); however this universe of investments is subject to change under varying market conditions as these instruments evolve over time. The AQR Managed Futures Strategy Fund commenced operations on January 6, 2010. The Fund offers Class I and Class N shares.

The investment objective of the AQR Risk Parity Fund is to seek total return. Total return consists of capital appreciation and income. The Fund pursues its investment objective by allocating assets among major liquid asset classes (including global developed and emerging market equities, global nominal and inflation-linked government bonds, emerging market bonds, mortgage-backed securities, corporate and sovereign debt, the credit spreads of mortgage-backed securities and corporate and sovereign debt, developed and emerging market currencies, and commodities). The AQR Risk Parity Fund commenced operations on September 30, 2010. The Fund offers Class I and Class N shares.

The investment objective of the AQR Momentum Fund is to seek long-term capital appreciation. The Fund invests primarily in equity or equity-related securities (including, but not limited to, exchange-traded funds, equity index futures, and depository receipts) of large and mid-sized companies traded on a principal U.S. exchange or over-the-counter market that the Adviser determines to have positive momentum. The Adviser considers a security to have positive momentum primarily if it has a return over the prior twelve months, excluding the most recent one month, that ranks in the top third of its relevant universe at the time of purchase. The AQR Momentum Fund commenced operations on July 9, 2009. The Fund offers Class L shares.

AQR Funds	Annual Report	December 2010	109

Notes to Financial Statements	December 31, 2010

The investment objective of the AQR Small Cap Momentum Fund is to seek long-term capital appreciation. The Fund invests primarily in equity or equity-related securities (including, but not limited to, exchange-traded funds, equity index futures and depository receipts) of small cap companies traded on a principal U.S. exchange or over-the-counter market that the Adviser determines to have positive momentum. The Adviser considers a security to have positive momentum primarily if it has a return over the prior twelve months, excluding the most recent one month, that ranks in the top third of its relevant universe at the time of purchase. The AQR Small Cap Momentum Fund commenced operations on July 9, 2009. The Fund offers Class L shares.

The investment objective of the AQR International Momentum Fund is to seek long-term capital appreciation. The Fund invests primarily in equity or equity-related securities (including, but not limited to, exchange-traded funds, equity index futures and depositary receipts) of non-U.S. companies that the Adviser determines to have positive momentum. The Adviser considers a security to have positive momentum primarily if it has a return over the prior twelve months, excluding the most recent one month, that ranks in the top third of its relevant universe at the time of purchase. The AQR International Momentum Fund commenced operations on July 9, 2009. The Fund offers Class L shares.

2. Consolidation of Subsidiary — AQR Managed Futures Strategy Offshore Fund Ltd. and AQR Risk Parity Offshore Fund Ltd.

The consolidated Schedules of Investments, Statements of Assets and Liabilities, of Operations, of Changes in Net Assets and the Financial Highlights of the AQR Managed Futures Strategy Fund and AQR Risk Parity Fund includes the accounts of AQR Managed Futures Strategy Offshore Fund Ltd. and AQR Risk Parity Offshore Fund Ltd., respectively, wholly-owned and controlled subsidiaries (the “Subsidiaries”). All inter-company accounts and transactions have been eliminated in consolidation for the Funds. Each of the Subsidiaries has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

AQR Managed Futures Strategy Fund and AQR Risk Parity Fund may invest up to 25% of its total assets in its Subsidiary each of which acts as an investment vehicle in order to effect certain investments consistent with the Funds’ investment objectives and policies.

A summary of the Funds’ investment in the Subsidiaries are as follows:

	INCEPTION DATE OF SUBSIDIARY	SUBSIDIARY NET ASSETS AT DECEMBER 31, 2010	% OF TOTAL NET ASSETS AT DECEMBER 31, 2010

AQR Managed Futures Strategy Offshore Fund Ltd.	January 6, 2010	$213,901,854	23.0%
AQR Risk Parity Offshore Fund Ltd.	September 30, 2010	4,725,747	19.7

3. Significant Accounting Policies

The following summarizes the significant accounting policies of the Funds:

Use of Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reported period. Actual results could differ from those estimates.

Securities Valuation: Each Fund’s portfolio securities are valued as of the close of business of the regular session of trading on the NYSE (normally 4:00 p.m. Eastern time). Equity securities, including securities sold short, are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing to international securities on a daily basis utilizing the quotations of an independent pricing service, unless the Adviser determines that use of another valuation methodology is appropriate. The pricing service uses statistical analysis and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Funds calculate their net asset value. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the

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last sale price, if available, otherwise at the last quoted bid price (in the case of short sales, at the ask price). Bonds are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. The Funds value debt securities maturing less than 61 days from the date of purchase at amortized cost, which approximates market value. The value of futures contracts purchased and sold by the Funds is accounted for using the unrealized gain or loss on the contracts that is determined by marking the contracts to their current settlement prices. Futures and options contracts are valued at the last quoted sales price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the Official Settlement Price of the exchange. Prices of futures contracts are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation. Investments in open-end investment companies are valued at such investment company’s current day closing net asset value per share. Exchange-Traded Funds (“ETFs”) and closed-end investment companies are valued at the last quoted sales price. Equity, total return and commodity swap contracts are valued at fair value, based on the price of the underlying referenced instrument. Credit default swaps are valued daily primarily using independent pricing services or market makers. Interest rate swap contracts are valued at fair value as determined by an independent pricing service based on various valuation models which consider the terms of underlying contracts and market data inputs received from third parties.

The Funds may use pricing services to obtain readily available market quotations. Where market quotations are not readily available, or if an available market quotation is determined not to be reliable, a security will be valued based on its fair value as determined in accordance with the valuation procedures approved by the Funds’ Board of Trustees. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the prices used by other mutual funds to calculate their net assets.

Convertible Securities: The Funds invest in preferred stocks and fixed-income securities which are convertible into common stock. Convertible securities may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. Traditionally, convertible securities have paid dividends or interest greater than on the related common stocks, but less than fixed income non-convertible securities. By investing in a convertible security, the Funds may participate in any capital appreciation or depreciation of a company’s stock, but to a lesser degree than if it had invested in that company’s common stock. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, entail less risk than the corporation’s common stock. The Funds may attempt to hedge certain of their investments in convertible debt securities by selling short the issuer’s common stock.

Short Sales: The AQR Diversified Arbitrage Fund sells securities it does not own as a hedge against some of its long positions and/or in anticipation of a decline in the market value of that security (short sale). When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. The Fund may have to pay a fee to borrow the particular security and may be obligated to remit any interest or dividends received on such borrowed securities. Dividends declared on short positions open are recorded on the ex-date as an expense. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received. The Fund is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash deposited with broker for collateral for securities sold short is recorded as an asset on the Statement of Assets and Liabilities and securities segregated as collateral are denoted in the Schedule of Investments. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities; and (iii) a financing charge for the difference in the market value of the short position and cash collateral deposited with the broker. This income or fee is calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on the availability of the security. The net amount of fees of $4,056,594 are included in interest income in the Statements of Operations.

Futures Contracts: Each Fund may invest in futures contracts (“futures”). Each Fund, excluding AQR Managed Futures Strategy Fund and AQR Risk Parity Fund, may invest in futures in order to hedge its investments or equitize its cash

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Notes to Financial Statements	December 31, 2010

flows against fluctuations in value caused by changes in prevailing interest rates or market conditions. The AQR Managed Futures Strategy Fund and AQR Risk Parity Fund may invest in futures as part of its primary investment strategy. Investments in futures may increase exposure to a particular market. No monies are paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as ‘marking-to-the-market.’ Once a final determination of variation margin is made, additional cash is required to be paid by or released to a Fund, and a Fund will realize a loss or gain. The use of long futures contracts subject the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. The use of short futures contracts subjects the Funds to unlimited risk of loss. Futures contracts outstanding at period end, if any, are listed after each Fund’s Schedule of Investments.

Forward Currency Contracts: The Funds may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund’s record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund’s could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the Fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statements of Assets and Liabilities. Forward currency contracts outstanding at period end, if any, are listed after each Fund’s Schedule of Investments.

Equity (including total return and commodity) Swap Contracts: The Funds invest in equity swaps to obtain exposure to the underlying referenced instrument, obtain leverage or enjoy the returns from ownership without actually owning the underlying position. Equity swaps are two-party contracts that generally obligate one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component during the period of the swap. Equity swap contracts are marked to market daily based on the value of the underlying security and the change, if any, is recorded as an unrealized gain or loss. Equity swaps normally do not involve the delivery of securities or other underlying assets. If the other party to an equity swap defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. Equity swaps are derivatives and their value can be very volatile. To the extent that the Adviser or Sub-Adviser, as applicable, do not accurately analyze and predict future market trends, the values of assets or economic factors, a Fund may suffer a loss, which may exceed the related amounts shown in the Statement of Assets and Liabilities. Periodic payments received or paid by the Funds are recorded as realized gains or losses. Equity swap contracts outstanding at period end, if any, are listed after each Fund’s Schedule of Investments.

Credit Default Swap Contracts: The Funds may enter into credit default swap contracts to provide a measure of protection against risk of loss following a default, or other credit event in respect of issuers within an underlying index or a single issuer, or to gain credit exposure to an underlying index or issuer. In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by a Fund, as the protection seller, is recorded as a liability on the Fund’s books. An upfront payment made by a Fund, as the protection buyer, is recorded as an asset on the Fund’s books. Periodic payments received or paid by a Fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

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Notes to Financial Statements	December 31, 2010

In addition to bearing the risk that the credit event will occur, a Fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the Fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, a Fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the statements of assets and liabilities. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the Fund and the counterparty. Where a Fund is a seller of protection, the maximum potential amount of future payments the Fund may be required to make is equal to the notional amount of the relevant credit default contract. The Funds’ risk of loss associated with these instruments may exceed their value, as recorded in the Statements of Assets and Liabilities. Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after each Funds’ Schedule of Investments.

The credit default swaps in which the AQR Risk Parity Fund is providing protection at December 31, 2010 are summarized as follows:

	MAXIMUM PAYOUT/NOTIONAL AMOUNT BY PERIOD OF EXPIRATION ($ IN THOUSANDS)
CREDIT SPREAD ON UNDERLYING (BASIS POINTS)	0-5 YEARS USD	0-5 YEARS EUR	35-40 YEARS USD	WRITTEN CREDIT DERIVATIVES AT FAIR VALUE
0-250	7,150	2,350	175	$243,847
251-500	5,225	1,400	—	165,702

Total	12,375	3,750	175	$409,549

Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e., make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indexes are linked to the weighted average spread across the underlying reference obligations included in a particular index.

Interest Rate Swaps: The AQR Risk Parity Fund may enter into interest rate swaps as part of its investment strategy. Interest rate swaps generally involve agreements to exchange fixed and floating payment obligations, without the exchange of the underlying notional amounts. Periodic payments received or paid by the Fund are recorded as realized gains and losses. Interest rate swaps are marked to market daily based on quotations as provided by an independent pricing service and the change is recorded as unrealized gain or loss. The Fund’s risk of loss associated with these instruments may exceed their value, as recorded in the Statements of Assets and Liabilities. Interest rate contracts outstanding, including their respective notional amounts at period end, if any, are listed after each Fund’s Schedule of Investments.

High Yield Securities: Certain Funds may invest in lower-quality debt securities. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. These instruments involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.

Master Agreements: The Funds are a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to a Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts

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Notes to Financial Statements	December 31, 2010

which can be sold or repledged, are presented in the Fund’s Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Fund’s Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact a Fund’s future derivative activity. The Funds’ derivative assets and liabilities on the Statements of Assets and Liabilities are presented net when a legally enforceable master netting agreement exists between the Funds and a derivative counterparty.

Options: The Funds are authorized to write and purchase put and call options. When a Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or a Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). Written uncovered call options subject the Funds to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Put options written subject the Funds to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Written and purchased options are non-income producing investments.

Transactions in call options written during the period ended December 31, 2010 for the AQR Diversified Arbitrage Fund, were as follows:

	SHARES SUBJECT TO CALL	PREMIUM

Options outstanding, December 31, 2009	(884)	$(40,941)
Options written	(165,576)	(12,878,088)
Options terminated in closing purchase transactions	7,270	1,685,740
Options expired	139,613	7,388,877
Options exercised	13,447	2,730,718
Options outstanding, December 31, 2010	(6,130)	$(1,113,694)

Securities Lending: The Trust (excluding the AQR Diversified Arbitrage Fund, AQR Managed Futures Strategy Fund, and AQR Risk Parity Fund) may lend securities to brokers approved by the Adviser in order to generate additional income. Securities loaned are collateralized by cash, which is invested in Capital Shares of the JPMorgan Prime Money Market Fund. Upon termination of a loan, the Funds are required to return to the borrower the posted cash collateral. Loans are subject to termination by the Funds or the borrower at any time. Securities lending income is comprised of income earned on cash collateral investments (“Collateral Investments”), net of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statements of Operations. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

The Funds bear the risk of loss associated with the Collateral Investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments decline below the

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Notes to Financial Statements	December 31, 2010

amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, a Fund may use leverage (borrow money) to repay the borrower for cash collateral posted if the Advisor does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all.

Federal Income Taxes: Each Fund is treated as a separate taxable entity for federal income tax purposes. Each Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986 (“the Code”), as amended. If so qualified, each Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders.

Management evaluates tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. The Funds are required to analyze all open tax years. Open tax years are those years that are open for examination by the relevant income taxing authority. The returns of the Funds for the period from commencement of operations through December 31, 2010 are open for examination. As of December 31, 2010, the Funds had no examinations in progress.

The Funds have concluded that there is no tax liability/benefit resulting from uncertain income tax positions taken or expected to be taken. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will significantly change in twelve months.

Securities Transactions and Investment Income: Investment transactions are accounted for on trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using effective interest method adjusted for amortization of premiums and accretion of discounts using the effective yield method. Dividend income/expense is recorded on the ex-dividend date.

Allocation of Income and Expenses: In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Each Fund is charged for those expenses that are directly attributable to each series, such as advisory fees and registration costs.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates (if actual amounts are not available) and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

Organization and Offering Costs: Costs incurred by the AQR Global Equity Fund, AQR Managed Futures Strategy Fund, and AQR Risk Parity Fund in connection with the organization of the Funds, professional fees, printing fees and the offering of the initial registration were $24,804, $80,500 and $21,302, respectively. All costs were expensed as incurred.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and the other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

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Notes to Financial Statements	December 31, 2010

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the period. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and assets and liabilities (other than investments) denominated in foreign currencies, which are held at period end.

Cash and Cash Equivalents: Cash and cash equivalents includes US dollar and foreign currency at bank accounts at amounts which may exceed insured limits. The Funds are subject to risk to the extent that the institutions may be unable to fulfill their obligations.

Due to/from Broker: Due to/from Broker represents cash balances on deposit with the Funds’ primer brokers and counterparties. The Funds are subject to credit risk should the primer brokers and counterparties be unable to meet their obligations to the Funds.

Distributions to Shareholders: The Funds intend to declare and distribute substantially all of their net investment income and net realized capital gains, if any, at least annually. Income and capital gain distributions will be determined in accordance with Federal income tax regulations which may differ from GAAP. Distributions to shareholders are recorded on the ex-dividend date.

Indemnification: In the normal course of business, the Funds may enter into various agreements that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as any potential exposure involves future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

4. Federal Income Tax Matters

At December 31, 2010, the cost of long security positions and aggregate gross unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:

FUND	COST OF INVESTMENTS	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION (DEPRECIATION)
AQR Global Equity Fund	$364,013,812	$61,961,529	$(11,498,015)	$50,463,514
AQR International Equity Fund	393,787,354	64,625,679	(11,496,131)	53,129,548
AQR Diversified Arbitrage Fund	1,429,724,045	119,492,546	(26,077,939)	93,414,607
AQR Managed Futures Strategy Fund	869,945,562	—	—	—
AQR Risk Parity Fund	22,715,807	20,150	(173,901)	(153,751)
AQR Momentum Fund	130,894,706	10,395,450	(446,735)	9,948,715
AQR Small Cap Momentum Fund	53,896,672	6,015,578	(372,030)	5,643,548
AQR International Momentum Fund	56,385,575	8,130,158	(2,426,617)	5,703,541

The differences between book basis and tax basis appreciation (depreciation) on investments is primarily attributable to wash sale loss deferrals and passive foreign investment companies (AQR Global Equity Fund, AQR International Equity Fund and AQR International Momentum Fund).

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Notes to Financial Statements	December 31, 2010

At December 31, 2010, the components of accumulated earnings/loss on a tax-basis were as follows:

FUND	CURRENT DISTRIBUTABLE ORDINARY INCOME	CURRENT DISTRIBUTABLE LONG TERM CAPITAL GAIN OR TAX BASIS CAPITAL LOSS CARRYFORWARDS	NET UNREALIZED APPRECIATION (DEPRECIATION)	OTHER TEMPORARY DIFFERENCES	TOTAL ACCUMULATED EARNINGS
AQR Global Equity Fund	$5,197,406	$1,346,648	$51,017,333	$—	$57,561,387
AQR International Equity Fund	7,812,047	2,273,246	52,198,810	—	62,284,103
AQR Diversified Arbitrage Fund	4,148,727	—	21,489,630	—	25,638,357
AQR Managed Futures Strategy Fund	8,271,751	342,818	12,472,525	(2,499,023)	18,588,071
AQR Risk Parity Fund	241,720	87,967	(50,834)	(142,432)	136,421
AQR Momentum Fund	647,448	229,680	9,948,715	—	10,825,843
AQR Small Cap Momentum Fund	412,458	263,159	5,643,548	—	6,319,165
AQR International Momentum Fund	123,457	(135,168)	5,868,297	—	5,856,586

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral losses on wash sales and other book and tax differences including passive foreign investment companies (“PFIC”), forward foreign currency contracts, swap contracts, and foreign income from wholly owned controlled foreign corporations.

At December 31, 2010, the effect of permanent book/tax reclassifications resulted in increase (decrease) to the components of net assets as follows:

FUND	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED GAIN (LOSS) ON INVESTMENTS	PAID-IN CAPITAL
AQR Global Equity Fund	$8,580,526	$(21,733,490)	$13,152,964
AQR International Equity Fund	7,792,902	(513,570)	(7,279,332)
AQR Diversified Arbitrage Fund	(1,537,704)	1,416,963	120,741
AQR Managed Futures Strategy Fund	12,704,040	(19,626,999)	6,922,959
AQR Risk Parity Fund	279,986	(528,008)	248,022
AQR Momentum Fund	(20,153)	20,153	—
AQR Small Cap Momentum Fund	(4,554)	4,554	—
AQR International Momentum Fund	(366,365)	366,365	—

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to the tax treatment of net operating losses, swap contracts, distribution reclassifications, foreign currency reclassifications, sale of Real Estate Investment Trusts and PFIC’s. Results of operations and net assets were not affected by these reclassifications.

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Notes to Financial Statements	December 31, 2010

The tax character of the distributions paid during the periods ended December 31, 2010 and December 31, 2009, were as follows:

	DECEMBER 31, 2010		DECEMBER 31, 2009
FUND	ORDINARY INCOME	CAPITAL GAINS	ORDINARY INCOME
AQR Global Equity Fund*	$14,994,426	$2,022,493	N/A
AQR International Equity Fund	14,719,113	—	$15,889,442
AQR Diversified Arbitrage Fund	16,563,956	—	2,319,939
AQR Managed Futures Strategy Fund*	9,578,985	7,656,480	N/A
AQR Risk Parity Fund*	248,610	—	N/A
AQR Momentum Fund	431,429	12,799	197,807
AQR Small Cap Momentum Fund	546,289	29,957	190,216
AQR International Momentum Fund	259,130	—	614,653

*	The AQR Global Equity Fund, AQR Managed Futures Strategy Fund and AQR Risk Parity Fund commenced operations on December 31, 2009, January 6, 2010 and September 30, 2010, respectively.

As of December 31, 2010, for Federal Income Tax purposes, the AQR International Momentum Fund has capital loss carryforwards available to offset capital gains, if any, to the extent provided by the Treasury regulations.

FUND	AMOUNT	YEAR OF EXPIRATION
AQR International Momentum Fund	$135,168	2018

5. Fair Value Measurements

The Funds utilize various inputs in determining the value of each Fund’s investments. GAAP establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring the most observable inputs be used when available. These inputs are summarized in the three broad levels as follows:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, pre-payment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Valuation methodology and inputs

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation technique used.

The valuation techniques used by the Fund to measure fair value during the year ended December 31, 2010 maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodology used for valuing securities is not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Fund uses to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with GAAP.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, money market funds and less liquid listed equities. Corporate and sovereign bonds and other fixed income instruments are valued at estimated fair value based on quotations from counterparties and other market participants, as well as pricing models using quoted inputs as provided by an independent pricing service. As Level 2 investments include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations

AQR Funds	Annual Report	December 2010	118

Notes to Financial Statements	December 31, 2010

may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information. Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 instruments include less liquid corporate debt securities, illiquid warrants and illiquid securities. When observable prices are not available for these securities, the Funds use one or more valuation techniques (e.g., the market approach, the income approach or, the cost approach) for which sufficient and reliable data is available. Within Level 3, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors. The inputs used by the Funds in estimating the value of Level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations and other transactions across the capital structure, offerings in the equity or debt capital markets, and changes in financial ratios or cash flows. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Funds’ results of operations.

The Funds invest in derivative instruments. Derivative instruments can be exchange traded or privately negotiated over-the-counter (“OTC”). Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Futures and option contracts that are listed on national exchanges and are freely transferable are valued at fair value based on their last sales price on the date of determination on the exchange that constitutes the principal market. OTC derivatives, including forwards, credit default swaps, total return swaps, and interest rate swaps, are valued by the Fund using observable inputs, such as quotations received from the counterparty, dealers or brokers, whenever available and considered reliable. Generally, a valuation model is used consistently for similar derivative types and model inputs, including, but not limited to, market prices, yield curves, credit spreads, volatilities and implied correlations which are obtained from outside brokers and/or pricing services when available. In instances where models are used, the value of an OTC derivative depends upon the contractual terms of, and specific risks inherent in, the instrument as well as the availability and reliability of observable inputs. Such inputs include market prices for reference securities, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. Certain OTC derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2. Equity total return swap transactions are valued at fair value, based on the price of the underlying security. Interest rate swap contracts are valued at estimated fair value as determined by the Fund based on various valuation models which consider the terms of underlying contracts and market data inputs received from third parties.

Credit default swaps are carried at their estimated fair value, as determined in good faith by pricing services approved by the Board of Trustees. In addition to credit quality, the Funds monitor a variety of factors including cash flow assumptions, market activity, market sentiment and valuation as part of its ongoing process of assessing payment and performance risk. As payment and performance risk increases, the value of a credit default swap increases, resulting in recognition of unrealized gains for long positions and unrealized losses for short positions. Conversely, as payment and performance risk decreases, unrealized gains are recognized for short positions and unrealized losses are recognized for long positions. The change in value is recorded within unrealized appreciation/(depreciation) until the occurrence of a credit event or the termination of the swap, at which time a realized gain/(loss) is recorded. Those OTC derivatives that have less liquidity or for which inputs are unobservable are classified within Level 3. While the valuations of these less liquid OTC derivatives may utilize some Level 1 and/or Level 2 inputs, they also include other unobservable inputs which are considered significant to the fair value determination. At each measurement date, the Funds’ update the Level 1 and Level 2 inputs to reflect observable inputs, though the resulting gains and losses are reflected within Level 3 due to the significance of the unobservable inputs.

Transfers

Transfers into, and out of, Level 3 are valued utilizing values as of the begining of the period. Transfers from Level 2 to Level 3 or from Level 3 to Level 2 are due to a decline or an increase in market activity (e.g. frequency of trades), which resulted in a lack of or increase in available market inputs to determine price.

AQR Funds	Annual Report	December 2010	119

Notes to Financial Statements	December 31, 2010

The following summarizes inputs used as of December 31, 2010 in valuing the Funds’ assets carried at fair value:

AQR GLOBAL EQUITY FUND	QUOTED PRICES IN ACTIVE MARKET (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTALS
ASSETS
Common Stocks†	$208,013,517	$174,311,979	$—	$382,325,496
Preferred Stocks†	—	570,176	—	570,176
Rights†	6,588	—	—	6,588
Warrants†	—	1	—	1
Foreign Currency Contracts*	—	2,290,745	—	2,290,745
Money Market Funds	—	31,575,065	—	31,575,065
Total Return Swap Contracts	—	493,528	—	493,528

Total Assets	$208,020,105	$209,241,494	$—	$417,261,599

LIABILITIES
Futures Contracts*	$(567,868)	$—	$—	$(567,868)

Total Liabilities	$(567,868)	$—	$—	$(567,868)

*	Derivative instruments, including futures, foreign currency, and total return swap contracts are valued at the net unrealized appreciation (depreciation) on the instrument.
†	Please refer to the Schedule of Investments to view securities segregated by country.

There were no material transfers between Levels 1 and 2 during the period.

AQR INTERNATIONAL EQUITY FUND	QUOTED PRICES IN ACTIVE MARKET (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTALS
ASSETS
Common Stocks†	$—	$399,168,161	$8,335	$399,176,496
Preferred Stock†	—	1,944,745	—	1,944,745
Money Market Funds	—	45,795,661	—	45,795,661
Foreign Currency Contracts*	—	4,569,115	—	4,569,115
Total Return Swap Contracts*	—	439,723	—	439,723

Total Assets	$—	$451,917,405	$8,335	$451,925,740

LIABILITIES
Futures Contracts*	$(1,258,676)	$—	$—	$(1,258,676)

Total Liabilities	$(1,258,676)	$—	$—	$(1,258,676)

†Please refer to the Schedule of Investments to view securities segregated by country.

AQR Funds	Annual Report	December 2010	120

Notes to Financial Statements	December 31, 2010

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	COMMON STOCKS	COMMERCIAL PAPER
Balance as of December 31, 2009	$676	$88,336
Securities transferred in (out)	8,335	—
Securities purchased/(sold)	(11,089)	(88,336)
Change in unrealized appreciation (depreciation)	11,869	364,670
Realized gain (loss)	(1,456)	(364,670)

Balance as of December 31, 2010	$8,335	$—

The total change in unrealized appreciation (depreciation) included in the Statements of Operations attributable to Level 3 investments still held at December 31, 2010 is $0 for common stocks and there was no change for commercial paper.

*	Derivative instruments, including futures, foreign currency, and total return swap contracts are valued at the net unrealized appreciation (depreciation) on the instrument.

There were no material transfers between Levels 1 and 2 during the period.

AQR DIVERSIFIED ARBITRAGE FUND	QUOTED PRICES IN ACTIVE MARKET (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTALS
ASSETS
Common Stocks†	$581,820,281	$15,959,953	$3,323,774	$601,104,008
Convertible Preferred Stocks†	28,822,504	3,511,177	580,905	32,914,586
Corporate Bonds†	—	228,832,859	3,240,078	232,072,937
Convertible Bonds†	—	545,424,124	1,864,435	547,288,559
Closed End Funds	10,720,623	—	—	10,720,623
Rights†	285,131	—	—	285,131
Warrants†	28,494,794	281,891	3,543,581	32,320,266
Money Market Funds	—	66,432,542	—	66,432,542

Total Assets	$650,143,333	$860,442,546	$12,552,773	$1,523,138,652

LIABILITIES
Common Stocks (Sold Short)†	$(635,303,735)	$—	$—	$(635,303,735)
Convertible Bonds (Sold Short)†	—	(1,134,750)	—	(1,134,750)
Closed End Funds (Sold Short)	(19,066,979)	—	—	(19,066,979)
Foreign currency contracts*	—	(286,465)	—	(286,465)
Futures Contracts*	(545,947)	—	—	(545,947)
Credit Default Swap Contracts*	—	(1,452,422)	—	(1,452,422)
Written Option Contracts*	(977,733)	—	—	(977,733)

Total Liabilities	$(655,894,394)	$(2,873,637)	$—	$(658,768,031)

† Please refer to the Schedule of Investments to view securities segregated by industry type.

AQR Funds	Annual Report	December 2010	121

Notes to Financial Statements	December 31, 2010

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	COMMON STOCKS	CONVERTIBLE PREFERRED STOCK	CORPORATE BONDS	CONVERTIBLE BONDS	WARRANTS
Balance as of December 31, 2009	$7,508	$—	$—	$—	$—
Securities purchased	3,009,864	750,120	3,492,980	1,850,000	974,398
Accrued Discounts/(Premiums)	—	—	87,215	—	—
Change in unrealized appreciation (depreciation)	306,402	(169,215)	(340,117)	14,435	2,569,183
Transfers into Level Three	—	—	—	—	—

Balance as of December 31, 2010	$3,323,774	$580,905	$3,240,078	$1,864,435	$3,543,581

The total change in unrealized appreciation (depreciation) included in the Statements of Operations attributable to Level 3 investments still held at December 31, 2010 is $306,402, $(169,215), $(340,117), $14,435, and $2,569,183 for common stocks, convertible preferred stock, corporate bonds, convertible bonds and warrants, respectively.

*	Derivative instruments, including futures, and foreign currency are valued at the unrealized appreciation (depreciation) on the instrument. Written options and credit default swap contracts are reported at market value.

There were no material transfers between Levels 1 and 2 during the period.

AQR MANAGED FUTURES STRATEGY FUND	QUOTED PRICES IN ACTIVE MARKET (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTALS
ASSETS
Money Market Funds	$—	$869,945,562	$—	$869,945,562
Total Return Swap Contracts*	—	3,277,326	—	3,277,326
Futures Contracts*	10,787,157	—	—	10,787,157
Foreign Currency Contracts*	—	6,247,409	—	6,247,409

Total Assets	$10,787,157	$879,470,297	$—	$890,257,454

There were no material transfers between Levels 1 and 2 during the period.

There were no Level 3 securities held during the period.

*	Derivative instruments, including futures, foreign currency and total return swap contracts, are valued at the unrealized appreciation (depreciation) on the instrument.

AQR RISK PARITY FUND	QUOTED PRICES IN ACTIVE MARKET (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTALS
ASSETS
Government Related Obligations	$—	$6,509,492	$—	$6,509,492
U.S. Treasury Obligations	3,838,111	—	—	3,838,111
Money Market Funds	—	12,214,453	—	12,214,453
Futures Contracts*	360,178	—	—	360,178
Forward Currency Contracts	—	45,622	—	45,622
Credit Default Swaps*	—	409,549	—	409,549
Total Return Swap Contracts	—	22,504	—	22,504

Total Assets	$4,198,289	$19,201,620	$—	$23,399,909

AQR Funds	Annual Report	December 2010	122

Notes to Financial Statements	December 31, 2010

AQR RISK PARITY FUND	QUOTED PRICES IN ACTIVE MARKET (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTALS
LIABILITIES
Interest Rate Swap Contracts*	—	(109,597)	—	(109,597)
Total Return Swap Contracts*	—	(131,897)	—	(131,897)

Total Liabilities	$—	$(241,494)	$—	$(241,494)

*	Derivative instruments, including futures, foreign currency, interest rate and total return swap contracts, are valued at the unrealized appreciation (depreciation) on the instrument. Credit default swap contracts are reported at market value.

There were no material transfers between Levels 1 and 2 during the period.

There were no Level 3 securities held during the period.

AQR MOMENTUM FUND	QUOTED PRICES IN ACTIVE MARKET (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTALS
ASSETS
Common Stocks†	$121,167,593	$—	$—	$121,167,593
Money Market Funds	—	19,675,828	—	19,675,828

Total Assets	$121,167,593	$19,675,828	$—	$140,843,421

LIABILITIES
Futures Contracts*	$(1,434)	$—	$—	$(1,434)

Total Liabilities	$(1,434)	$—	$—	$(1,434)

*	Derivative instruments, including futures contracts, are valued at the unrealized appreciation (depreciation) on the instrument.
†	Please refer to the Schedule of Investments to view securities segregated by industry type.

There were no material transfers between Levels 1 and 2 during the period.

AQR SMALL CAP MOMENTUM FUND	QUOTED PRICES IN ACTIVE MARKET (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTALS
ASSETS
Common Stocks†	$53,139,370	$—	$—	$53,139,370
Money Market Funds	—	6,400,850	—	6,400,850

Total Assets	$53,139,370	$6,400,850	$—	$59,540,220

LIABILITIES
Futures Contracts*	$(11,309)	$—	$—	$(11,309)

Total Liabilities	$(11,309)	$—	$—	$(11,309)

*	Derivative instruments, including futures contracts, are valued at the unrealized appreciation (depreciation) on the instrument.
†	Please refer to the Schedule of Investments to view securities segregated by industry type.

AQR Funds	Annual Report	December 2010	123

Notes to Financial Statements	December 31, 2010

There were no material transfers between Levels 1 and 2 during the period.

AQR INTERNATIONAL MOMENTUM FUND	QUOTED PRICES IN ACTIVE MARKET (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTALS
ASSETS
Common Stocks†	$10,137,450	$47,044,325	$—	$57,181,775
Preferred Stocks†	—	2,433,828	—	2,433,828
Exchange Traded Funds	1,192,026	—	—	1,192,026
Rights†	5,799	—	—	5,799
Warrants†	—	1	—	1
Money Market Funds	—	1,275,687	—	1,275,687
Foreign Currency Contracts*	—	10,442	—	10,442
Equity Basket Swap Contract*	—	72,399	—	72,399

Total Assets	$11,335,275	$50,836,682	$—	$62,171,957

*	Derivative instruments, including foreign currency and swap contracts, are valued at the unrealized appreciation (depreciation) on the instrument.
†	Please refer to the Schedule of Investments to view securities segregated by country.

   There were no material transfers between Levels 1 and 2 during the period.

6. Investment Transactions

During the period ended December 31, 2010, the cost of purchases and the proceeds from sales of investments (excluding swap contracts, foreign currency contracts, futures contracts and short-term investments) were as follows:

FUND	PURCHASES	SALES	SECURITIES SOLD SHORT	COVERS ON SECURITIES SOLD SHORT
AQR Global Equity Fund	$243,374,567	$(267,951,797)	$—	$—
AQR International Equity	384,122,770	(334,119,034)	—	—
AQR Diversified Arbitrage Fund	2,745,983,753	(1,733,464,236)	1,082,414,196	(672,441,774)
AQR Managed Futures Strategy Fund	—	—	—	—
AQR Risk Parity Fund	12,705,644	2,142,754	—	—
AQR Momentum Fund	168,059,666	(63,561,560)	—	—
AQR Small Cap Momentum Fund	99,753,544	(55,963,166)	—	—
AQR International Momentum Fund	115,279,358	(84,619,528)	—	—

During the period ended December 31, 2010, the cost of in-kind purchases for the AQR Global Equity Fund was $335,420,940 (see Note 11).

The AQR Risk Parity Fund had long-term purchases and sales of U.S. Government obligations of $4,772,002 and $882,902, respectively.

AQR Funds	Annual Report	December 2010	124

Notes to Financial Statements	December 31, 2010

7. Derivative Instruments and Hedging Activities

Certain Funds use derivative instruments as part of their principal investment strategy to achieve their investment objectives. The effect of such derivative instruments on the Funds’ financial position and financial performance as reflected in the Statements of Assets and Liabilities and Statements of Operations for the period ended December 31, 2010 are as follows:

	ASSETS			LIABILITIES
FUND	UNREALIZED APPRECIATION ON FUTURES CONTRACTS	SWAPS AT VALUE	UNREALIZED APPRECIATION ON FORWARD CURRENCY CONTRACTS	WRITTEN OPTIONS AT MARKET VALUE	UNREALIZED DEPRECIATION ON FUTURES CONTRACTS	SWAPS AT VALUE	UNREALIZED DEPRECIATION ON FORWARD CURRENCY CONTRACTS
Equity Risk Exposure:
AQR Global Equity Fund	$1,235,225	$493,528	$—	$—	$1,803,093	$—	$—
AQR International Equity Fund	932,107	439,723	—	—	2,190,783	—	—
AQR Diversified Arbitrage Fund	—	—	—	977,733	2,105,973	—	—
AQR Managed Futures Strategy Fund	3,689,869	1,282,171	—	—	943,995	11,986	—
AQR Risk Parity Fund	92,487	35,349	—	—	24,809	144,742	—
AQR Momentum Fund	—	—	—	—	1,434	—	—
AQR Small Cap Momentum Fund	—	—	—	—	11,309	—	—
AQR International Momentum Fund	—	72,399	—	—	—	—	—

Foreign Exchange Rate Risk Exposure:
AQR Global Equity Fund	—	—	7,154,146	—	—	—	4,863,401
AQR International Equity Fund	—	—	10,307,337	—	—	—	5,738,222
AQR Diversified Arbitrage Fund	—	—	422,250	—	—	—	708,715
AQR Managed Futures Strategy Fund	166,314	—	27,742,833	—	—	—	21,495,424
AQR Risk Parity Fund	—	—	206,650	—	—	—	161,028
AQR International Momentum Fund	—	—	14,048	—	—	—	3,606

Interest Rate Risk Exposure:
AQR Diversified Arbitrage Fund	1,560,026	—	—	—	—	—	—
AQR Managed Futures Strategy Fund	817,199	28,139	—	—	543,145	88,725	—
AQR Risk Parity Fund	6,118	7,900	—	—	—	117,497	—

Credit Risk Exposure:
AQR Diversified Arbitrage Fund	—	—	—	—	—	1,452,422	—
AQR Risk Parity Fund	—	409,549	—	—	—	—	—

Commodity Exposure:
AQR Managed Futures Strategy Fund	8,553,395	2,173,177	—	—	952,480	105,450	—
AQR Risk Parity Fund	392,224	—	—	—	105,842	—	—

Netting
AQR Global Equity Fund	(1,235,225)	—	(4,863,401)	—	(1,235,225)	—	(4,863,401)
AQR International Equity Fund	(932,107)	—	(5,738,222)	—	(932,107)	—	(5,738,222)
AQR Diversified Arbitrage Fund	(1,560,026)	—	(422,250)	—	(1,560,026)	—	(422,250)
AQR Managed Futures Strategy Fund	(2,439,620)	(206,161)	(21,495,424)	—	(2,439,620)	(206,161)	(21,495,424)
AQR Risk Parity Fund	(130,651)	(262,239)	(161,028)	—	(130,651)	(262,239)	(161,028)
AQR Momentum Fund	—	—	—	—	—	—	—
AQR Small Cap Momentum Fund	—	—	—	—	—	—	—
AQR International Momentum Fund	—	—	(3,606)	—	—	—	(3,606)

Net Fair Value of Derivative Contracts
AQR Global Equity Fund	—	493,528	2,290,745	—	567,868	—	—
AQR International Equity Fund	—	439,723	4,569,115	—	1,258,676	—	—
AQR Diversified Arbitrage Fund	—	—	—	977,733	545,947	1,452,422	286,465
AQR Managed Futures Strategy Fund	10,787,157	3,277,326	6,247,409	—	—	—	—
AQR Risk Parity Fund	360,178	190,559	45,622	—	—	—	—
AQR Momentum Fund	—	—	—	—	1,434	—	—
AQR Small Cap Momentum Fund	—	—	—	—	11,309	—	—
AQR International Momentum Fund	—	72,399	10,442	—	—	—	—

AQR Funds	Annual Report	December 2010	125

Notes to Financial Statements	December 31, 2010

The following is the effect of Derivative Instruments on the Statements of Operations for the period ended December 31, 2010:

	REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED AS A RESULT FROM OPERATIONS:				NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED AS A RESULT FROM OPERATIONS:
FUND	FUTURES AND SWAPS ON FUTURES CONTRACTS*	SWAPS CONTRACTS	FORWARD CURRENCY CONTRACTS	WRITTEN OPTIONS	FUTURES AND SWAPS ON FUTURES CONTRACTS*	SWAPS CONTRACTS	FORWARD CURRENCY CONTRACTS	WRITTEN OPTIONS
Equity Risk Exposure:
AQR Global Equity Fund	$(38,711)	$—	$—	$—	$220,340	$—	$—	$—
AQR International Equity Fund	(314,296)	—	—	—	(2,139,284)	—	—	—
AQR Diversified Arbitrage Fund	(8,817,593)	—	—	7,361,398	(1,966,143)	—	—	141,330
AQR Managed Futures Strategy Fund	15,903,220	—	—	—	4,028,045	—	—	—
AQR Risk Parity Fund	326,160	—	—	—	(41,715)	—	—	—
AQR Momentum Fund	337,965	—	—	—	(1,293)	—	—	—
AQR Small Cap Momentum Fund	410,041	—	—	—	(11,309)	—	—	—
AQR International Momentum Fund	—	638,038	—	—	—	43,827	—	—

Foreign Exchange Rate Risk Exposure:
AQR Global Equity Fund	—	—	5,990,830	—	—	—	2,908,082	—
AQR International Equity Fund	—	—	3,097,471	—	—	—	5,343,590	—
AQR Diversified Arbitrage Fund	—	—	(209,109)	—	—	—	(282,918)	—
AQR Managed Futures Strategy Fund	28,689	—	(572,573)	—	166,314	—	6,247,409	—
AQR Risk Parity Fund	—	—	231,097	—	—	—	45,622	—
AQR International Momentum Fund	—	—	(331,704)	—	—	—	179,153	—

Interest Rate Risk Exposure:
AQR Diversified Arbitrage Fund	(3,281,385)	—	—	—	1,003,058	—	—	—
AQR Managed Futures Strategy Fund	3,939,811	—	—	—	201,482	—	—	—
AQR Risk Parity Fund	(486,453)	—	—	—	6,118	(109,597)	—	—

Credit Risk Exposure:
AQR Diversified Arbitrage Fund	—	(5,831,063)	—	—	—	(2,196,784)	—	—
AQR Risk Parity Fund	—	141,580	—	—	—	211,649	—	—

Commodity Risk Exposure:
AQR Managed Futures Strategy Fund	6,844,497	—	—	—	9,668,642	—	—	—
AQR Risk Parity Fund	258,556	—	—	—	286,382	—	—	—

*	Futures and swaps on futures are consolidated for financial reporting purposes.

For swaps, futures and forward foreign currency contracts, the Funds may be required to post collateral if a Fund is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate the position if a Fund fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

As of December 31, 2010, the following Funds had net liability positions:

FUND	DERIVATIVES IN NET LIABILITY POSITION	COLLATERAL POSTED
AQR Diversified Arbitrage Fund	$(3,262,567)	$17,890,872
AQR Momentum Fund	(1,434)	298,540
AQR Small Cap Momentum Fund	(11,309)	189,960

AQR Funds	Annual Report	December 2010	126

Notes to Financial Statements	December 31, 2010

For the period ended December 31, 2010, the quarterly average values of the derivatives held by the Funds were as follows:

FUND	SWAP CONTRACTS (NOTIONAL VALUE)	FUTURES CONTRACTS*	WRITTEN OPTION CONTRACTS*	FOREIGN FORWARD CURRENCY CONTRACTS*
AQR Global Equity Fund	$(8,547,510)	$41,879,161	$—	$27,459,023
AQR International Equity Fund	(7,562,044)	53,855,334	—	52,941,168
AQR Diversified Arbitrage Fund	15,052,288	(209,666,104)	(755,462)	(14,925,660)
AQR Managed Futures Strategy Fund	107,215,016	1,076,775,011	—	78,652,326
AQR Risk Parity Fund	2,685,598,939	9,886,162	—	(442,124)
AQR Momentum Fund	—	1,522,491	—	—
AQR Small Cap Momentum Fund	—	293,363	—	—
AQR International Momentum Fund	2,055,828	—	—	2,700,732

*	Values as of each quarter end are used to calculate the average represented.

The Funds’ derivative contracts held at December 31, 2010, are not accounted for as hedging instruments under GAAP.

8. Investment Advisory and Other Agreements

The Adviser serves as the investment adviser to each of the Funds pursuant to an Investment Advisory Agreement, dated December 4, 2008, as amended from time to time, or an Investment Management Agreement, dated June 10, 2010, as amended from time to time, entered into by the Trust, on behalf of the Funds (together, the “Advisory Agreement”). Under the Advisory Agreement, the Adviser furnishes a continuous investment program for each Fund’s portfolio, makes day-to-day investment decisions for the Funds, and manages the Funds’ investments in accordance with the stated policies of each Fund. The Adviser is also responsible for selecting brokers and dealers to execute purchase and sale orders for the portfolio transactions of each Fund, subject to its obligation to seek best execution. The Adviser provides persons satisfactory to the Trustees to serve as officers of the Funds. Pursuant to the Advisory Agreement, the Funds pay the Adviser a management fee calculated on the average daily net assets for each Fund, in the annual ratios below:

FUND	RATIO
AQR Global Equity Fund	0.40%
AQR International Equity Fund	0.45
AQR Diversified Arbitrage Fund	1.00
AQR Managed Futures Strategy Fund	1.05
AQR Risk Parity Fund	0.75
AQR Momentum Fund	0.25
AQR Small Cap Momentum Fund	0.35
AQR International Momentum Fund	0.35

Effective October 1, 2010, the shareholders of the AQR Diversified Arbitrage Fund agreed to increase the Fund’s investment advisory fee from 0.70% to 1.00%.

The Trust and the Adviser have entered into a Fee Waiver and Expense Reimbursement Agreement whereby the Adviser has agreed to waive its fee and/or reimburse each Fund at least through December 31, 2010 for AQR Global Equity Fund and AQR International Equity Fund, May 1, 2011 for AQR Diversified Arbitrage Fund, AQR Managed Futures Strategy Fund, AQR Momentum Fund, AQR Small Cap Momentum Fund and AQR International Momentum Fund, and May 1, 2012 for AQR Risk Parity Fund. The Adviser has agreed to waive and/or reimburse each Fund to the extent that the total annual fund operating expense ratios (including consolidation), exclusive of interest, taxes, borrowing costs, acquired fund fees and expenses, dividend expense related to short sales, and extraordinary expenses exceed the following ratios:

FUND CLASS	RATIO
AQR Global Equity Fund — Class I	0.85%
AQR Global Equity Fund — Class N	1.20

AQR Funds	Annual Report	December 2010	127

Notes to Financial Statements	December 31, 2010

FUND CLASS	RATIO
AQR Global Equity Fund — Class Y	0.50%
AQR International Equity Fund — Class I	0.90
AQR International Equity Fund — Class N	1.25
AQR International Equity Fund — Class Y	0.55
AQR Diversified Arbitrage Fund — Class I	1.20
AQR Diversified Arbitrage Fund — Class N	1.50
AQR Managed Futures Strategy Fund — Class I	1.25
AQR Managed Futures Strategy Fund — Class N	1.50
AQR Risk Parity Fund – Class I	0.95
AQR Risk Parity Fund – Class N	1.20
AQR Momentum Fund — Class L	0.49
AQR Small Cap Momentum Fund — Class L	0.65
AQR International Momentum Fund — Class L	0.65

The Trust, in turn, agreed that the Funds will repay the fee waiver/expense reimbursement to the Adviser. Such repayment shall be made only out of the class of the Fund for which the applicable fee waiver and expense reimbursement was made. Repayments with respect to a Fund must be limited to amounts that do not cause the aggregate operating expenses of the Fund attributable to a share class during a year in which such repayment is made to exceed the applicable ratios reflected in the table above. A repayment shall be payable only to the extent it can be made during the thirty six months following the applicable period during which the Adviser waived fees or reimbursed the applicable Fund for its operating expenses under the Agreement.

For the period ended December 31, 2010, the amounts waived and reimbursed by the Adviser, as well as the amounts available for potential future recoupment by the Adviser and the expiration schedule at December 31, 2010 are as follows:

	FEES WAIVED/ REIMBURSED FOR THE PERIOD DECEMBER 31, 2010	TOTAL POTENTIAL RECOUPMENT AMOUNT	POTENTIAL RECOUPMENT AMOUNTS EXPIRING
			DECEMBER 31, 2012		DECEMBER 31, 2013

AQR GLOBAL EQUITY FUND
Class I	$—	$—	$—		$—
Class N	—	—	—		—
Class Y	735,651	287,811	—		287,811	**

Totals	$735,651	$287,811	$—		$287,811

AQR INTERNATIONAL EQUITY FUND
Class I	$60,578	$68,908	$8,330		$60,578
Class N	19,745	21,120	1,375		19,745
Class Y	675,160	488,290	242,140	*	246,150	**

Totals	$755,483	$578,318	$251,845		$326,473

AQR DIVERSIFIED ARBITRAGE FUND
Class I	$129,192	$431,903	$302,711	*	$129,192
Class N	106,194	309,121	202,927		106,194

Totals	$235,386	$741,024	$505,638		$235,386

AQR Funds	Annual Report	December 2010	128

Notes to Financial Statements	December 31, 2010

	FEES WAIVED/ REIMBURSED FOR THE PERIOD DECEMBER 31, 2010	TOTAL POTENTIAL RECOUPMENT AMOUNT	POTENTIAL RECOUPMENT AMOUNTS EXPIRING
			DECEMBER 31, 2012	DECEMBER 31, 2013

AQR MANAGED FUTURES STRATEGY FUND
Class I	$43,567	$43,567	$—	$43,567
Class N	52,983	52,983	—	52,983

Totals	$96,550	$96,550	$—	$96,550

AQR RISK PARITY FUND
Class I	$68,981	$68,981	$—	$68,981
Class N	64,602	64,602	—	64,602

Totals	$133,583	$133,583	$—	$133,583

AQR MOMENTUM FUND
Class L	$165,059	$290,318	$125,259	$165,059

AQR SMALL CAP MOMENTUM FUND
Class L	$168,573	$293,165	$124,592	$168,573

AQR INTERNATIONAL MOMENTUM FUND
Class L	$266,187	$387,726	$121,539	$266,187

*	The Adviser has agreed to forgo future recoupments pertaining to Shareholder Servicing Fee Waivers expiring on December 31, 2012 of $281,012 and $20,131 for the AQR International Equity Fund and AQR Diversified Arbitrage Fund, respectively.
**	The Adviser has agreed to forgo future recoupments incurred in the current period pertaining to Shareholder Servicing Fee Waivers expiring on December 31, 2013 of $447,840 and $429,010 for the AQR Global Equity Fund and AQR International Equity Fund, respectively.

Pursuant to the Sub-Advisory Agreement between the Sub-Adviser, the Adviser and the Trust, the Adviser will pay the Sub-Adviser an annual fee, payable monthly, at the annual rate of 0.70% of the Fund’s average daily net assets. Effective October 1, 2010, the shareholders of the AQR Diversified Arbitrage Fund approved the Amended and Restated Investment Sub-Advisory Agreement (the “A&R Sub-Advisory Agreement”), between the Sub-Adviser, the Adviser and the Trust. Under the A&R Sub-Advisory Agreement, the Adviser will pay the Sub-Adviser an annual fee, payable monthly, at an annual rate of 1.00% of the Fund’s average daily net assets.

The Advisor contributed capital in the amount of $15,777 in the AQR International Equity Fund Class Y shares during the period ended December 31, 2009.

For the year ended December 31, 2010 the Advisor contributed $544,199 into the AQR Diversified Arbitrage Fund. The impact of the Adviser’s contribution increased the Fund’s total return by 0.08%.

Effective September 12, 2010 for the AQR Managed Futures Strategy Fund and September 19, 2010 for the remaining active Funds in the Trust, J.P. Morgan Investor Services Co., serves as the Funds’ Administrator and Accounting Agent and JPMorgan Chase Bank, N.A., serves as Custodian. Prior to the aforementioned dates, The Bank of New York Mellon served as the Funds’ Administrator, Custodian and Accounting Agent.

AQR Funds	Annual Report	December 2010	129

Notes to Financial Statements	December 31, 2010

ALPS Fund Services, Inc. serves as the Funds’ Transfer Agent, and ALPS Distributors, Inc. serves as the Funds’ Distributor. Fees incurred by the Funds for sub-transfer agency services for the period ended December 31, 2010, were as follows:

FUND CLASS	AMOUNT
AQR Global Equity Fund — Class I	$16
AQR Global Equity Fund — Class N	66
AQR International Equity Fund — Class I	14,035
AQR International Equity Fund — Class N	378
AQR Diversified Arbitrage Fund — Class I	167,438
AQR Diversified Arbitrage Fund — Class N	153,565
AQR Managed Futures Strategy Fund — Class I	41,738
AQR Managed Futures Strategy Fund — Class N	20,624
AQR Risk Parity Fund – Class I	1,529
AQR Risk Parity Funds – Class N	1,529
AQR Momentum Fund — Class L	2,201
AQR Small Cap Momentum Fund — Class L	178
AQR International Momentum Fund — Class L	10,872

9. Distribution and Service Plans

The Trust has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to the Class N shares of the Funds, as applicable. The Plan allows for the payment of services related to the distribution and servicing of these shares at a rate of up to 0.25% per annum of the average daily net asset value of the Class N shares of the Funds, as applicable.

Pursuant to the Shareholder Services Agreement, between the Trust (excluding the AQR Diversified Arbitrage Fund, AQR Managed Futures Strategy Fund and AQR Risk Parity Fund) and the Adviser, the Adviser receives an annual fee (the “Shareholder Services Fee”), payable monthly, at the annual rate of 0.30%, 0.35%, and 0.15% of the average daily net assets of the Class I, Class N and Class L shares, respectively. The Adviser also provides a wide range of services to the Funds and their shareholders under a separate Shareholder Services Agreement. These services include, among others, access to performance information reporting, analysis and explanations of Fund reports as well as electronic access to Fund information. In addition, the Adviser may, from time to time, compensate third parties (including financial intermediaries) from the fees the Adviser receives under the Shareholder Services Agreement for non- distribution shareholder services such third parties provide to clients or customers that are shareholders of the Funds. Fees incurred by the Funds under the Plan and/or the shareholder services agreement for the period ended December 31, 2010, were as follows:

For the period January 1, 2010 through June 30, 2010, the Class Y shares of the Funds charged a 0.25% Shareholder Service Fee. Effective July 1, 2010, the Board of Trustees approved the elimination of this fee.

For the period January 1, 2010 through June 30, 2010, the Class I shares of the AQR Diversified Arbitrage Fund charged a 0.30% Shareholder Services Fee. For the period July 1, 2010 through September 30, 2010, the Board of Trustees approved the rate change to 0.25%. Effective October 1, 2010, the shareholders of the Fund in conjunction with the approval of the new investment advisory fee approved the elimination of the Shareholders Services fees for Class I shares.

For the period January 1, 2010 through September 30, 2010, the Class N shares of the AQR Diversified Arbitrage Fund charged a 0.35% Shareholder Services Fee. Effective October 1, 2010, the shareholders of the Fund in conjunction with the approval of the new investment advisory fee approved the elimination of the Shareholder Services fees for Class N shares.

FUND CLASS	AMOUNT
AQR Global Equity Fund — Class I	$3,722
AQR Global Equity Fund — Class N	3,892
AQR Global Equity Fund — Class Y	447,840
AQR International Equity Fund — Class I	212,805

AQR Funds	Annual Report	December 2010	130

Notes to Financial Statements	December 31, 2010

FUND CLASS	AMOUNT
AQR International Equity Fund — Class N	$3,165
AQR International Equity Fund — Class Y	429,010
AQR Diversified Arbitrage Fund — Class I	681,706
AQR Diversified Arbitrage Fund — Class N	501,200
AQR Momentum Fund — Class L	52,283
AQR Small Cap Momentum Fund — Class L	21,282
AQR International Momentum Fund — Class L	50,316

10. Purchases and Redemption of Shares

Investors may purchase shares of a Fund at their net asset value (“NAV”), based on the next calculation of the NAV after the order is placed. Neither the Fund nor the distributor charges a sales charge or other transaction fee to purchase shares, although other institutions may impose transaction fees on shares purchased through them.

Redemption requests will be processed at the next NAV calculated after a redemption request is accepted. The Funds (excluding AQR Diversified Arbitrage Fund) reserve the right to charge a redemption fee of 1% (2% in the case of AQR Global Equity Fund, AQR International Equity Fund and AQR International Momentum Fund), of redemption proceeds on Class I, Class N and Class L shares held for 60 days or less. The Funds charge this fee in order to discourage short-term investors. The Funds retain this fee for the benefit of the remaining shareholders. The AQR Global Equity and AQR International Equity Funds’ Class Y shares charge subscription and redemption fees of 0.10% each, regardless of the period such shares may have been held.

11. In-Kind Transactions

On December 31, 2009, the AQR Global Equity Fund acquired substantially all of the assets and liabilities of three privately offered funds (“Private Funds”) managed by the Adviser in exchange for Class Y shares of the Fund. This transaction was structured to qualify as a tax-free reorganization under the Code. The investment portfolios of the Private Funds, with a fair value of $369,372,153 and identified cost of $335,420,940 as of the date of the reorganization, was the principal asset acquired by the Fund. For financial statement purposes, assets received and shares issued by the Fund were recorded at fair value, and the Fund recorded the cost of such investments at their historical cost as recorded by the Private Funds. The cost basis of the investments received from the Private Funds was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable for tax purposes. The net assets of the Private Funds at the date of acquisition were $370,340,997, including unrealized appreciation of $33,351,345. The net assets of the AQR Global Equity Fund immediately after the reorganization was $370,340,997. The Fund had no net assets or liabilities prior to the reorganization.

On August 28, 2009, the AQR International Equity Fund acquired all of the assets and liabilities of a privately offered fund managed by the Adviser in exchange for Class Y shares of the Fund. This transaction was structured to qualify as a tax-free reorganization under the Code. The investment portfolio of the privately offered fund, with a fair value of $273,684,897 and identified cost of $238,063,341 as of the date of the reorganization, was the principal asset acquired by the Fund. For financial statement purposes, assets received and shares issued by the Fund were recorded at fair value, and the Fund recorded the cost of such investments at their historical cost as recorded by the privately offered fund. The cost basis of the investments received from the privately offered fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable for tax purposes. The net assets of the private fund at the date of acquisition were $316,649,562, including unrealized appreciation of $37,442,098. The net assets of the Fund immediately after the reorganization were $316,649,562. The Fund had no net assets or liabilities prior to the reorganization.

12. Risks and Concentrations

By using derivative instruments, the Funds are exposed to the counterparty’s credit risk, the risk that derivative counterparties may not perform in accordance with the contractual provisions offset by the value of any collateral received. The Funds’ exposure to credit risk associated with counterparty non-performance is limited to the unrealized gains inherent in such transactions that are recognized in the Statements of Assets and Liabilities. The Funds minimize counterparty credit risk through credit limits and approvals, credit monitoring procedures, executing master netting arrangements and managing margin and collateral requirements, as appropriate.

AQR Funds	Annual Report	December 2010	131

Notes to Financial Statements	December 31, 2010

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable US companies.

Swap agreements involve, to varying degrees, elements of market risk (generally equity price risk related to equity index swap agreements, interest rate risk related to bond swap agreements and commodity risk related to synthetic swap agreements utilizing futures) and exposure to loss in excess of the amount reflected on the Statements of Assets and Liabilities. The notional amounts, which are disclosed as of period end in the swap tables included in the Schedules of Portfolio Investments, reflect the current investment exposure each Fund has under the swap agreement which may exceed the net asset value of the Fund.

As of December 31, 2010, a substantial portion of the AQR Global Equity, AQR International Equity and AQR International Momentum Funds’ net assets consisted of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

As of December 31, 2010, the AQR Diversified Arbitrage Fund pledged a substantial portion of its assets for securities sold short to JP Morgan Chase Bank N.A.

13. Line of Credit

The Trust (excluding the AQR Managed Futures Strategy and AQR Risk Parity Funds) has secured an uncommitted, $150,000,000 line of credit with JPMorgan Chase Bank, N.A. Borrowings, if any, under this arrangement bear interest at the Fed Funds Rate plus the sum of (a) 1.5% per annum plus (b) if the LIBOR Reference Rate exceeds the Federal Funds Rate, the amount of such excess, which shall be paid quarterly. The maximum loan amount outstanding per Fund, will be the lesser of an amount which does not exceed the borrowing limits set forth in the Fund’s Prospectus and/or Registration Statement and does not cause the Asset Coverage Ratio for all borrowings to drop below 500%. The agreement is subject to an annual commitment fee which is payable in arrears on a quarterly basis. This line of credit expires on September 16, 2011. As of and for the year ended December 31, 2010, the Funds did not have any outstanding borrowings under this agreement.

14. Principal Ownership

As of December 31, 2010, the Funds had individual shareholder accounts, owning more than 5% of the total shares outstanding of the Fund. The AQR Global Equity Fund has 2 shareholders that have a combined interest of the Fund of 73%. The AQR International Equity Fund has 4 shareholders that have a combined interest of the Fund of 69%. The AQR Risk Parity Fund is 35% owned by the Adviser and its affiliates.

15. New Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board issued an update to improve disclosure about fair value measurements. This update requires entities to disclose a) the amounts of significant transfers between Level 1 and Level 2 of the fair value hierarchy and the reasons for these transfers, b) the reasons for any transfers in or out of Level 3 and c) information in the reconciliation of recurring Level 3 measurements about purchases, sales, issuances and settlements on a gross basis. In addition, this update clarifies the requirements for entities to disclose information about both the valuation techniques and inputs used in estimating Level 2 and Level 3 fair value measurements. The requirement to disclose information about purchases, sales, issuances and settlements in the reconciliation of recurring Level 3 measurements is effective for financial statements issued for interim and annual reporting periods beginning after December 15, 2010.

16. Subsequent Events

The Funds have evaluated subsequent events through the date of issuance of this report and have determined that there are no material events that would require disclosure.

AQR Funds	Annual Report	December 2010	132

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of AQR Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AQR Global Equity Fund, AQR International Equity Fund, AQR Diversified Arbitrage Fund, AQR Managed Futures Strategy Fund, AQR Risk Parity Fund, AQR Momentum Fund, AQR Small Cap Momentum Fund, and AQR International Momentum Fund (eight of the portfolios constituting AQR Funds, hereinafter referred to as the “Funds”) at December 31, 2010, and the results of each of their operations, the changes in each of their net assets, the cash flows of AQR Diversified Arbitrage Fund and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

March 7, 2011

AQR Funds	Annual Report	December 2010	133

Other Federal Tax Information (Unaudited)

For the year ended December 31, 2010, certain dividends paid by the Funds may be subject to a maximum tax of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum allowable as taxed at the 15% rate. The following represents the percentage of ordinary income distributions treated as qualifying dividends:

FUND	PERCENTAGE
AQR Global Equity Fund	50.38%
AQR International Equity Fund	57.08%
AQR Diversified Arbitrage Fund	22.42%
AQR Momentum Fund	94.74%
AQR Small Cap Momentum Fund	15.89%
AQR International Momentum Fund	100.00%

For the taxable year ended December 31, 2010, the following percentages of income dividends paid by the Fund qualify for the 70% dividends received deductions available to corporations:

FUND	PERCENTAGE
AQR Diversified Arbitrage Fund	13.97%
AQR Global Equity Fund	14.24%
AQR Momentum Fund	25.87%
AQR Small Cap Momentum Fund	11.41%

The Funds designate the following amounts, or the maximum allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 15% income tax rate for individuals:

FUND	TOTAL
AQR Global Equity Fund	$2,022,493
AQR Managed Futures Strategy Fund	$7,656,480
AQR Momentum Fund	$12,799
AQR Small Cap Momentum Fund	$29,957

Certain Funds have derived net income from sources within foreign countries. As of December 31, 2010, the foreign source income for each Fund was as follows:

FUND	TOTAL	PER SHARE
AQR International Equity Fund	$11,701,142	$0.2847
AQR International Momentum Fund	$727,083	$0.1677

Certain Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2010, the foreign tax credit for each Fund was as follows:

FUND	TOTAL	PER SHARE
AQR International Equity Fund	$855,622	$0.0208
AQR International Momentum Fund	$57,020	$0.0131

AQR Funds	Annual Report	December 2010	134

Fund Expense Examples (Unaudited)

December 31, 2010

As a shareholder of the Trust, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid for the Period Ended 12/31/10” to estimate the expenses you paid on your account during this period. Each Fund will indirectly bear its pro rata share of the expenses incurred by the underlying investments in which the Fund invests. These expenses are not included in the table.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The Fund will indirectly bear its pro rata share of the expenses incurred by the underlying investments in which the Fund invests. These expenses are not included in the table.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT DATE VALUE	ENDING ACCOUNT VALUE 12/31/10	ANNUALIZED EXPENSE RATIO FOR THE PERIOD	EXPENSES PAID FOR THE PERIOD ENDING 12/31/10
AQR Global Equity Fund
Class I (1)
Actual Return	$1,000.00	$1,137.22	0.79%	$4.26
Hypothetical Return	$1,000.00	$1,046.02	0.79%	$4.07
Class N (1)
Actual Return	$1,000.00	$1,133.21	1.10%	$5.43
Hypothetical Return	$1,000.00	$1,044.91	1.10%	$5.21
Class Y (1)
Actual Return	$1,000.00	$1,142.88	0.50%	$2.70
Hypothetical Return	$1,000.00	$1,047.48	0.50%	$2.58
AQR International Equity Fund
Class I
Actual Return	$1,000.00	$1,099.46	0.90%	$4.76
Hypothetical Return	$1,000.00	$1,045.46	0.90%	$4.64
Class N
Actual Return	$1,000.00	$1,097.70	1.25%	$6.61
Hypothetical Return	$1,000.00	$1,043.70	1.25%	$6.44
Class Y
Actual Return	$1,000.00	$1,105.63	0.55%	$2.92
Hypothetical Return	$1,000.00	$1,047.23	0.55%	$2.84

AQR Funds	Annual Report	December 2010	135

	BEGINNING ACCOUNT DATE VALUE	ENDING ACCOUNT VALUE 12/31/10	ANNUALIZED EXPENSE RATIO FOR THE PERIOD	EXPENSES PAID FOR THE PERIOD ENDING 12/31/10
AQR Diversified Arbitrage Fund
Class I
Actual Return	$1,000.00	$1,041.05	1.20%	$6.17
Hypothetical Return	$1,000.00	$1,043.95	1.20%	$6.18
Class N
Actual Return	$1,000.00	$1,036.74	1.50%	$7.70
Hypothetical Return	$1,000.00	$1,042.44	1.50%	$7.72
AQR Managed Futures Strategy Fund
Class I (2)	1/6/10
Actual Return	$1,000.00	$1,047.80	1.25%	$6.45
Hypothetical Return	$1,000.00	$1,043.70	1.25%	$6.44
Class N (2)	1/6/10
Actual Return	$1,000.00	$1,043.64	1.50%	$7.73
Hypothetical Return	$1,000.00	$1,042.44	1.50%	$7.72
AQR Risk Parity Fund
Class I (3)	9/30/10
Actual Return	$1,000.00	$1,036.38	0.95%	$2.46(a)
Hypothetical Return	$1,000.00	$1,047.58	0.95%	$2.48
Class N (3)	9/30/10
Actual Return	$1,000.00	$1,034.74	1.20%	$3.11(a)
Hypothetical Return	$1,000.00	$1,046.94	1.20%	$3.13
AQR Momentum Fund
Class L
Actual Return	$1,000.00	$1,183.53	0.49%	$2.70
Hypothetical Return	$1,000.00	$1,047.53	0.49%	$2.53
AQR Small Cap Momentum Fund
Class I
Actual Return	$1,000.00	$1,273.62	0.65%	$3.73
Hypothetical Return	$1,000.00	$1,046.72	0.65%	$3.35
AQR International Momentum Fund
Class I
Actual Return	$1,000.00	$1,137.82	0.65%	$3.50
Hypothetical Return	$1,000.00	$1,046.72	0.65%	$3.35

(1)	Commencement of operations was December 31, 2009.
(2)	Commencement of operations was January 6, 2010.
(3)	Commencement of operations was September 30, 2010.
(a)	Expenses are calculated using each Class’ annualized expense ratio, multipled by the average account value for the period, multipled by 93/365 (to reflect the period since commencement of operations).

Expenses are calculated using each Class’ annualized expense ratio, multipled by the average account value for the period, multipled by 184/365 (to reflect the one-half year period unless stated otherwise).

AQR Funds	Annual Report	December 2010	136

Trustees and Officers (Unaudited)	December 31, 2010

The overall management of the business and affairs of the Funds is vested with the Board of Trustees. The Board of Trustees consists of four individuals (each, a “Trustee”), three of whom are not “interested persons” of the Trust as defined in the Investment Company Act (the “Disinterested Trustees”). The Trustees are responsible for the oversight of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board of Trustees approves all significant agreements between the Trust and persons or companies furnishing services to it, including the Trust’s agreements with its investment advisers, investment sub-advisers, administrator, custodian and transfer agent. The management of each Fund’s day-to-day operations is delegated to its officers, the Adviser, the Sub-Adviser (in the case of AQR Diversified Arbitrage Fund) and the Funds’ administrator, subject always to the investment objectives and policies of each of the Funds and to general supervision of the Board of Trustees. The Disinterested Trustees have retained independent legal counsel to assist them in connection with their duties.

Listed in the chart below is basic information regarding the Trustees and officers of the Trust. The address of each officer and Trustee is 2 Greenwich Plaza, Third Floor, Greenwich CT 06830.

NAME AND YEAR OF BIRTH	CURRENT POSITION WITH THE TRUST, TERM OF OFFICE[1] AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PRESENT OR PAST DIRECTORSHIPS HELD BY TRUSTEE (DURING THE PAST 5 YEARS)
Disinterested Trustees[2]
Timothy K. Armour, 1948	Chairman of the Board since 2010 and Trustee, since 2008	Interim Chief Executive Officer of Janus Capital Group (2009 to 2010); Managing Director, Morningstar Inc. (2000 to 2008).	13	Janus Capital Group; AARP Services, Inc. ETF Securities

Steven Grenadier, 1964	Trustee, since 2008	Professor of Finance, Stanford University (since 1992).	13	Nicholas Applegate Institutional Funds

L. Joe Moravy, 1950	Trustee, since 2008	Managing Director, Financial Scholars Group (since 2010) (consulting firm); Managing Director, LJM Advisory (2008- 2010) (consulting firm); Partner, Ernst & Young LLP (2002 to 2008).	13	N/A

Interested Trustee[3]
David Kabiller, 1963	Trustee, since 2010	Founding Principal, AQR Capital Management, LLC (since 1998)	13	N/A

Officers
Marco Hanig, 1958	Chief Executive Officer, since 2009; President, since 2008	Vice President, AQR Capital Management, LLC (since 2008); prior thereto, Principal, William Blair & Company, L.L.C. (1999 to 2007).

Abdon Bolivar, 1965	Chief Compliance Officer, since 2008	Chief Compliance Officer, AQR Capital Management, LLC (since 2002)

AQR Funds	Annual Report	December 2010	137

Trustees and Officers (Unaudited)	December 31, 2010

NAME AND YEAR OF BIRTH	CURRENT POSITION WITH THE TRUST, TERM OF OFFICE[1] AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PRESENT OR PAST DIRECTORSHIPS HELD BY TRUSTEE (DURING THE PAST 5 YEARS)

Nir Messafi, 1975	Chief Financial Officer, since 2010; Vice President, since 2009; Treasurer 2009 to 2010	Vice President, AQR Capital Management, LLC (since 2003).

Aaron Masek, 1974	Vice President and Treasurer, since 2010	Vice President, AQR Capital
Management, LLC (since 2010);
prior thereto Audit Manager,
Cohen Fund Audit Services, Ltd.
(2008 to 2009); prior thereto Senior
Vice President, Citi Fund Services
Ohio, Inc. (1996 - 2008).

Bradley Asness, 1969	Vice President and Chief Legal Officer, since 2009	Principal and Chief Legal Officer, AQR Capital Management, LLC (since 1998).

Brendan R. Kalb, 1975	Executive Vice President, since 2009; Secretary, since 2008	Vice President and General Counsel, AQR Capital Management, LLC (since 2004).

Nicole DonVito, 1979	Vice President, since 2009	Vice President, AQR Capital Management, LLC (since 2007), prior thereto, Associate, Schulte Roth & Zabel LLP (2006 to 2007); prior thereto, Associate Dewey & LeBoeuf LLP (2004 to 2006).

Michael Kalansky, 1979	Assistant Treasurer	Associate, AQR Capital Management, LLC (since 2010); prior thereto Senior Accountant, KBC Financial Products (2008 to 2009); prior thereto Manager of Accounting, Citi Property Investors (2005 to 2008).

(1)	Each Trustee serves until the election and qualification of a successor, or until death, resignation or removal as provided in the Trust’s Declaration of Trust.
(2)	A Disinterested Trustee is any Trustee that is not an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.
(3)	An Interested Trustee is a Trustee that is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Kabiller is an interested person of the Trust because of his position with the Adviser.

AQR Funds	Annual Report	December 2010	138

Board Approval of Investment Management Agreement (Unaudited)

AQR Risk Parity Fund

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of the AQR Funds (the “Trust”) met in person on June 9-10, 2010 to consider the approval of the investment management agreement (the “Management Agreement”) between the Trust, on behalf of the AQR Risk Parity Fund (the “Fund”), and AQR Capital Management, LLC (“AQR” of the “Adviser”). In accordance with Section 15(c) of the Investment Company Act of 1940. as amended (the “1940 Act”), the Board requested, reviewed, and considered materials furnished by AQR relevant to the Board’s consideration of whether to approve the Management Agreement. These materials included (a) memoranda and materials prepared by AQR, describing personnel and services to be provided to the Fund; (b) performance information for strategies and model portfolios relevant to consideration of the Management Agreement; (c) information independently compiled and prepared by Lipper, Inc. (“Lipper”) relating to the proposed Fund fees and expenses; (d) a discussion of AQR’s financial statements; and (e) a discussion of the AQR compliance program and its regulatory exam histories.

At the in-person meeting held on June 9-10, 2010, the Board, including the Board Members who are not “interested persons” as defined in the 1940 Act (the “Independent Board Members”), unanimously approved the Management Agreement for an initial two-year term. The Board considered all factors it believed relevant with respect to the Fund, including, among other factors: (a) the nature, extent and quality of the services to be provided by AQR; (b) the investment performance of AQR portfolio management; (c) the advisory fee and the cost of the services and profits to be realized by AQR from the relationship with the Fund; (d) economies of scale; and (e) other factors.

The Board also considered other matters it deemed important to the approval process, such as services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to AQR and its affiliates from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

The following is a summary of the Board’s discussion and views regarding the factors it considered in evaluating the Management Agreement:

The nature, extent and quality of the services to be provided by AQR. The Board Members reviewed the services that AQR would provide to the Fund under the Management Agreement. The Board considered the size and experience of AQR’s staff. Its use of technology, and the Fund’s investment objective, strategy and process. The Board reviewed the overall qualifications of AQR as an investment adviser. In connection with the investment advisory services to be provided to the Fund, the Board Members took into account detailed discussions they had with officers of AQR regarding the management of the Fund’s investments in accordance with the Fund’s stated investment objective and policies and the types of transactions that would be entered into on behalf of the Fund. During these discussions, the Board Members asked detailed questions of, and received answers from, the officers of AQR regarding the formulation and proposed implementation of the Fund’s investment strategy its efficacy and potential risks. The Board considered information about how portfolio managers are compensated by AQR.

In addition to the investment advisory services to be provided to the Fund, the Board Members considered that AQR also will provide shareholder and administrative services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements and other services necessary for the operation of the Fund. In particular, the Board of Trustees reviewed the compliance and administrative services to be provided to the Fund by AQR.

Finally, the Independent Board Members had an opportunity to meet outside the presence of management in executive session separately with counsel to discuss and consider the Management Agreement. Based on the presentations at the June 9-10, 2010 Board meeting, the Board of Trustees concluded that the services to be provided to the Fund by AQR pursuant to the Management Agreement were likely to be of a high quality and would benefit the Fund.

Investment Performance of AQR Portfolio Management. Because the Fund is newly formed, the Board did not consider the investment performance of the Fund. The Board based its review of AQR’s performance primarily on the experience of AQR in managing other registered investment companies and private funds, noting that other funds AQR manages might have investment objectives, policies or restrictions different from those of the Fund. The Board reviewed performance information for strategies and model portfolios similar to that of the Fund. The Board also considered the experience, resources and strengths of AQR and its affiliates with respect to the investment strategies proposed for the Fund. Based on these factors, the Board Members determined that AQR would be an appropriate investment adviser for the Fund.

AQR Funds	Annual Report	December 2010	139

Board Approval of Investment Advisory Agreements (Unaudited)

The Management Fee and the Cost of the Services and Profits to be Realized by AQR from the Relationship with the Fund. The Board, including the Independent Board Members, received and reviewed information regarding the management fee to be paid by the Fund to AQR pursuant to the Management Agreement. The Board examined this information in order to determine the reasonableness of the fees in light of the nature and quality of services to be provided to the Fund.

To assist in this analysis, the Board received a report independently prepared by Lipper. The report showed comparative fee information for the Fund’s expense group and expense universe, including expense comparisons of contractual management fees and actual total operating expenses. The Board was advised that the advisory fees will be below the median of comparable funds. The Board noted that breakpoints are part of the Fund’s proposed advisory fee rate and that the proposed advisory fee rate would decrease as the Fund increases in size.

The Board also received and reviewed information regarding the profitability of the Adviser with respect to Fund-related activities. The Board also took into consideration the Adviser’s profits from the management of other private accounts. The Board reviewed the Adviser’s methodology of determining profitability. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Adviser, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is somewhat limited.

The Board reviewed the Adviser’s unaudited financial statements. The purpose of the review was to help the Independent Board Members determine whether the firm has the necessary resources to continue to provide high quality services to the Funds and attract and retain high quality employees.

The Board concluded that the management fee is reasonable.

Economies of Scale. Because the Fund is newly formed and had not commenced operations as of June 9-10, 2010, and the eventual aggregate amount of Fund assets was uncertain, AQR was not able to provide the Board members with specific information concerning the extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale, if any. The Board noted that the Fund does have breakpoints in its management fee that would allow investors to benefit directly in the form of lower fees as fund assets grow. The Board also considered that the funds in the AQR fund complex share some common resources and, as a result, an increase in the overall size of the complex could permit each fund to incur lower expenses than it would otherwise as a stand-alone entity. The Board also considered the Adviser’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations.

Other Factors. The Board also took into account other ancillary or “fall-out” benefits that the Adviser or its affiliates may derive from its relationship with the Fund, both tangible and intangible. The Board also received information regarding the Adviser’s brokerage and soft dollar practices. The Board considered that the Adviser is responsible for decisions to buy and sell securities for the Funds, selection of broker-dealers and best execution, and aggregation and allocation of trade orders among the firms various advisory clients. The Board noted that the Adviser does not presently intend to make use of soft dollars to acquire third-party research.

Conclusion. Counsel advised the Board concerning the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. No single factor was determinative to the decision of the Board. Based on the foregoing and such other matters as were deemed relevant, all of the Board Members, including all of the Independent Board Members, concluded that the proposed advisory fee rate and projected total expense ratio are reasonable in relation to the services to be provided by AQR to the Fund, as well as the costs to be incurred and benefits to be gained by AQR in providing such services, including the investment advisory and administrative components. The Board also found the proposed investment advisory fee to be reasonable in comparison to the fees charged by advisers to other comparable funds of similar, actual or anticipated size. As a result, all of the Board Members, including the Independent Board Members, approved the Management Agreement. The Independent Board Members were represented by counsel who assisted them in their deliberations.

AQR Funds	Annual Report	December 2010	140

Investment Advisor

AQR Capital Management, LLC

Two Greenwich Plaza, 3rd Floor

Greenwich, CT 06830

Sub-Adviser

CNH Partners, LLC

Two Greenwich Plaza, 1st Floor,

Greenwich, CT 06830

Transfer Agent

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Custodian

JPMorgan Chase Bank, N.A.

4 Metro Tech Center

Brooklyn, NY 11245

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Administrator

J.P. Morgan Investor Services Co.

70 Fargo Street

Boston, MA 02210

Independent Registered Public Accounting Firm

PricewaterhouseCoopers, LLP

300 Madison Avenue

New York, NY 10017

You may obtain a description of the AQR Funds proxy voting, policies, procedures and information regarding how each Fund voted proxies relating to portfolio securities during the 12-month period ending June 30th of each year (available by August 31st of that year) without charge, upon request, by calling 1-866-290-2688 or visiting the funds website www.aqrfunds.com, or by accessing the SEC’s website at www.SEC.Gov. Such reports may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 202-942-8090.

The Fund files complete schedules of the portfolio holdings with the SEC for the first and third quarters on Form N-Q. The Form N-Q is available without charge, upon request, by calling 1-800-SEC-0330, or by accessing the SEC’s website, at www.SEC.Gov. It may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ objectives and polices, experienced of its management, marketability of shares and other information.

AQR FUNDS

P.O. Box 2248

Denver, CO 80201-2248

1-866-290-2688

www.aqrfunds.com

Item 2. Code of Ethics.

a).	As of the end of the period, December 31, 2010, the Registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 12 (a)(1).

b).	Not Applicable.

c).	There has been no amendment to the Registrant’s Code of Ethics during the fiscal year ending December 31, 2010 (“Reporting Period”).

d).	Registrant granted no waivers from the provisions of its Code of Ethics during the Reporting Period.

e).	Not Applicable.

f).	Attached.

Item 3. Audit Committee Financial Expert.

a).	The Registrant’s Board of Trustees has determined that its Audit Committee has one “audit committee financial expert”, as that term is defined under Items 3(b) and 3(c), serving on its Audit Committee. Mr. L. Joe Moravy, the Registrant’s audit committee financial expert, is “independent”, as that term is defined under Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

Aggregate fees for professional services rendered for the AQR Funds by PricewaterhouseCoopers LLP for the years ended December 31, 2009 and December 31, 2010 were:

	2009	2010
Audit Fees (a)	$175,000	$311,000
Audit Related Fees (b)	0	$55,000
Tax Fees (c)	$42,500	$73,000
All Other Fees (d)	0	0
Total:	$217,500	$439,000

(a)	Audit Fees: These fees relate to professional services rendered by PricewaterhouseCoopers LLP for the audits of the Registrant’s annual financial statements or services normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements. These services include the audits of the financial statements of the Registrant, issuance of consents and assistance with review of documents filed with the SEC.

(b)	Audit Related Fees: These fees relate to assurance and related services by PricewaterhouseCoopers LLP that are reasonably related to the performance of audit services in connection with December 31, 2009 and December 31, 2010 annual financial statements. The audit related services provided by PricewaterhouseCoopers LLP include the procedures related to the service provider conversion for 7 funds and procedures related to the AQR Global Equity Fund conversion from a privately held fund to a registered investment company.

(c)	Tax Fees: These fees relate to professional services rendered by PricewaterhouseCoopers LLP for tax compliance, tax advice and tax planning. The tax services provided by PricewaterhouseCoopers LLP related to the review of the Registrant’s federal and state income tax returns and excise tax calculations.

(d)	All Other Fees: These fees relate to products and services provided by PricewaterhouseCoopers LLP other than those reported under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above.

(e)	Audit Committee Pre-approval Policies and Procedures:

(i)	Per Rule 2-01(c)(7)(A) and the charter of the Registrant’s Audit Committee, the Audit Committee approves and recommends the principal accountant for the Registrant, pre-approves (i) the principal accountant’s provision of all audit and permissible non-audit services to the Registrant (including the fees and other compensation to be paid to the principal accountant), and (ii) the principal accountant’s provision of any permissible non-audit services to the Registrant’s investment adviser (the “Adviser”), sub-adviser or any entity controlling, controlled by, or under common control with any investment adviser or sub-adviser, if the engagement relates directly to the operations of the financial reporting of the Trust.

(ii)	100% of services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(A) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of the hours expended on the principal accountant’s engagement to audit Registrant’s financial statements were attributed to work performed by persons other than the accountant’s full-time, permanent employees.

(g)	Disclose the aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the fiscal years ended December 31, 2009 and December 31, 2010: $665,500 and $691,773.

(h)	Not Applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The Registrant is an issuer as defined in Section 10A-3 of the Securities Exchange Act of 1934 and has a separately-designated standing Audit Committee in accordance with Section 3(a)(58)(A) of such Act. All of the Board’s independent Trustees, Timothy K. Armour, Steven Grenadier and L. Joe Moravy, are members of Audit Committee.

(b)	Not Applicable.

Item 6. Investments

(a)	Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	The Registrant made no divestments of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company & Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b)

There have not been any changes in registrant’s control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s control over financial reporting. Certain enhancements to controls and procedures are being made to ensure timely financial statement preparation and review.

Item 12. Exhibits.

(a)(1)	The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act – Not Applicable.

(b)	Certification required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AQR Funds

By: /S/ Marco Hanig
Marco Hanig,
Principal Executive Officer
March 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /S/ Marco Hanig
Marco Hanig,
Principal Executive Officer
Date: March 7, 2011

By: /S/ Nir Messafi
Nir Messafi,
Principal Financial Officer
Date: March 7, 2011